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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019

(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: November 30, 2011

Date of reporting period: November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Annual Report

November 30, 2011

Allianz Multi-Strategy Funds

SHARE CLASSES A, B, C, D, R, P, INSTITUTIONAL, ADMINISTRATIVE

Allianz Global Investors Solutions 2015 Fund

Allianz Global Investors Solutions 2020 Fund

Allianz Global Investors Solutions 2030 Fund

Allianz Global Investors Solutions 2040 Fund

Allianz Global Investors Solutions 2050 Fund

Allianz Global Investors Solutions Global Allocation Fund (formerly Allianz Global Investors Solutions Core Allocation Fund)

Allianz Global Investors Solutions Global Growth Allocation Fund (formerly Allianz Global Investors Solutions Growth Allocation Fund)

Allianz Global Investors Solutions Retirement Income Fund

Allianz AGIC Convertible Fund

Allianz AGIC Focused Opportunity Fund

Allianz AGIC High Yield Bond Fund

Allianz AGIC International Growth Fund

Allianz AGIC International Growth Opportunities Fund

Allianz AGIC Micro Cap Fund

Allianz AGIC Ultra Micro Cap Fund

Allianz AGIC U.S. Emerging Growth Fund (formerly Allianz AGIC Emerging Growth Fund)

Allianz F&T Behavioral Advantage Large Cap Fund

Allianz NFJ Global Dividend Value Fund

Allianz RCM All Alpha Fund

Allianz RCM China Equity Fund

Allianz RCM Disciplined Equity Fund

Allianz RCM Global EcoTrendsSM Fund

Allianz RCM Global Water Fund

Allianz RCM Redwood Fund

Allianz RCM Short Duration High Income Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses. Please read the prospectus carefully before you invest or send money.

President’s Letter 2–3

Fund Summaries 4–53

Important Information 54–55

Benchmark Descriptions 56–57

Schedules of Investments 58–83

Statements of Assets and Liabilities 84–91

Statements of Operations 92–95

Statements of Changes in Net Assets 96–102

Financial Highlights 104–141

Notes to Financial Statements 142–184

Report of Independent Registered Public Accounting Firm 185

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements 186–187

Federal Income Tax Information 188–189

Privacy Policy 190

Board of Trustees and Officers 191–192

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, small company risk, foreign investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. Allianz Global Investors Solutions target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal value of the Funds is not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Brian S. Shlissel

President

Dear Shareholders,

The U.S. economy expanded during the twelve-month fiscal period ended November 30, 2011. But growth was held back by a lack of consumer demand and ongoing weakness in the labor and housing markets. Political dysfunction in Washington created additional concern, as did problems abroad, notably Europe’s sovereign debt crisis and China’s slowing economy.

Twelve Months in Review

The fiscal period began with U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, rising at an annual rate of 2.3%. This slowed to a 0.4% annual growth rate between January and March 2011, a period marked by Mideast turmoil and a nuclear disaster in Japan. GDP, however, picked up to a 1.3% annualized growth rate between April and June and to a 1.8% annualized rate between July and September 2011. During the final two months of the fiscal period, the growth rate was expected to be similarly modest.

After hovering around 9.0% for months, the unemployment rate fell to 8.6% in November 2011. A broader measure, the Labor Department’s U6 rate, which measures total unemployed plus persons marginally attached to the labor force, fell to 15.6% in November 2011.

The Federal Reserve (“the Fed”) ended a second round of quantitative easing in June 2011, but soon embarked upon a third. Its latest effort, dubbed “Operation Twist,” involves the selling of $400 billion in short-term Treasury securities in exchange for a similar amount of longer-term bonds. The Fed indicated the objective was to lower longer-term bond yields while maintaining short-term rates at their current and historically low levels. The lower long-term yields, the Fed hinted, could help breathe life into the housing market. The Fed also warned of “significant downside risks to the economic outlook, including strains in global financial markets.”

One such strain was created by the downgrading of the U.S. government’s long-term credit rating from AAA to AA+ by Standard & Poor’s (“S&P”). S&P indicated it was concerned that Congress and the White House would not be able to solve the nation’s deepening fiscal problems. This concern was validated by the subsequent failure of a Congressional “super committee” to agree on $1.2 trillion in spending cuts.

These developments contributed to significant volatility in the financial markets during the twelve-month fiscal period. U.S. stocks, as measured by the Standard & Poor’s 500 Index (“S&P 500”), rose and fell, often dramatically. During the reporting period, the S&P 500 advanced 7.83%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, fell -4.12% and rose 1.46%, respectively, in dollar-denominated terms. The MSCI Emerging Markets Index fell -11.54% during the twelve months ended November 30, 2011.

As for bonds, the Barclays Capital U.S. Credit Index rose 5.21%, and the Barclays Capital U.S. High Yield Index rose 4.12% during the reporting period. The Barclays Capital U.S. Government Bond Index rose 6.31%. The broader bond market index, as measured by the Barclays Capital U.S. Aggregate Index, rose 5.52%.

2	Allianz Multi-Strategy Funds

An uptick in consumer spending and robust capital expenditures (which have returned to 2008 levels) by U.S. companies are encouraging signs for the economy. However, these factors must be tempered by concerns both around the world and in the U.S. The possible breakup of the so-called Euro-zone could have far-reaching implications. In addition, U.S. government debt has surpassed $15 trillion. The mounting debt only adds to future uncertainty for both companies and investors alike.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, www.allianzinvestors.com, for additional information.

We remain dedicated to serving your investment needs.

Sincerely,

Brian S. Shlissel

President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

Annual Report	November 30, 2011	3

Allianz Global Investors Solutions 2015 Fund

(Unaudited)

Portfolio Insights

For the twelve-month period ended November 30, 2011 Class A Shares of the Allianz Global Investors Solutions 2015 Fund returned 3.27%, at Net Asset Value (“NAV”), underperforming the Dow Jones Real Return 2015 Index (the “benchmark index”), which returned 8.01% during the reporting period.

Allianz Global Investors Solutions 2015 Fund seeks capital growth and current income consistent with a 2015 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as US and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core US and global bonds.

During the twelve-month period from December 1, 2010 through November 30, 2011, the Fund held underweight positions in nominal duration, inflation-protected bonds, commodities and real estate, and an overweight position in equities exposed to modest global growth relative to its benchmark, the Dow Jones Real Return 2015 Index. With this positioning, the Fund outperformed the benchmark index through the middle of 2011. But, the effects of the culmination of the debt ceiling debacle in the US, the intensification of the crisis in Europe and expectations of a global recession sent Treasury yields to historic lows and led to the underperformance of risk assets. This is what produced the Fund’s underperformance in the third quarter, and has resulted in year-to-date underperformance.

The 2015 Fund’s underperformance relative to its benchmark was largely due to its underweight in inflation protected bonds and duration and overweight in equities exposed to global growth. For the reporting period, long duration Treasuries were up 25% and Treasury Inflation Protected bonds were up 12%. Fund selection was negative across asset classes with the exception of commodity and dividend-yielding equity funds. In the return-generating portion of the portfolio, global equities had more than 275 basis points of outperformance versus the benchmark index.

At the end of the reporting period, the Fund was positioned in approximately 63% defensive and 37% return-generating holdings, compared with the 70% defensive and 30% return-generating allocation of its 2015 portfolio glide path. Within return generating, the fixed-income allocation was 4%, moving the portfolio’s total fixed income holdings to 67%. The Fund’s greatest active exposures relative to its benchmark were its underweights in nominal duration and inflation protected bonds.

Based on the current evidence for more modest global growth in the foreseeable future, the Fund will likely be positioned to decrease return-generating assets and increase defensive assets.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	Since Inception†
Allianz Global Investors Solutions 2015 Fund Class A	3.27%	11.87%
Allianz Global Investors Solutions 2015 Fund Class A (adjusted)	–2.41%	9.73%
Allianz Global Investors Solutions 2015 Fund Class C	2.44%	11.02%
Allianz Global Investors Solutions 2015 Fund Class C (adjusted)	1.46%	11.02%
Allianz Global Investors Solutions 2015 Fund Class D	3.20%	11.87%
Allianz Global Investors Solutions 2015 Fund Class R	2.94%	11.60%
Allianz Global Investors Solutions 2015 Fund Class P	3.44%	12.11%
Allianz Global Investors Solutions 2015 Fund Institutional Class	3.53%	12.22%
Allianz Global Investors Solutions 2015 Fund Administrative Class	3.23%	11.93%
Dow Jones Real Return Target Date (DJ RR 2015) Index	8.01%	11.74%
Lipper Mixed-Asset Target 2015 Funds Average	3.08%	11.40%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 1.21% for Class A shares, 1.96% for Class C shares, 1.21% for Class D shares, 1.46% for Class R shares, 0.81% for Class P shares, 0.76% for Institutional Class shares and 1.06% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.97% for Class A shares, 1.72% for Class C shares, 1.07% for Class D shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Institutional Class shares and 0.92% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

4	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2015 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Fund Allocation

PIMCO Real Return	23.0%
PIMCO 1-5 Year U.S. TIPS Index	14.8%
PIMCO Short-Term	11.0%
Allianz RCM Disciplined Equity	4.6%
Allianz NFJ Dividend Value	4.1%
Allianz AGIC Income & Growth	4.1%
PIMCO Total Return	4.0%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	3.9%
Other	30.1%
Cash & Equivalents — Net	0.4%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$974.20	$970.20	$973.70	$972.70	$975.30	$975.80	$974.30
Expenses Paid During Period	$2.23	$5.98	$2.47	$3.66	$0.99	$0.50	$1.98

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,022.81	$1,019.00	$1,022.56	$1,021.36	$1,024.07	$1,024.57	$1,023.06
Expenses Paid During Period	$2.28	$6.12	$2.54	$3.75	$1.01	$0.51	$2.03

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (0.45% for Class A, 1.21% for Class C, 0.50% for Class D, 0.74% for Class R, 0.20% for Class P, 0.10% for Institutional Class and 0.40% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2011	5

Allianz Global Investors Solutions 2020 Fund

(Unaudited)

Portfolio Insights

For the twelve month period ended November 30, 2011 Class A Shares of the Allianz Global Investors Solutions 2020 Fund returned 2.82%, at Net Asset Value (“NAV”), underperforming the Dow Jones Real Return 2020 Index (the “benchmark index”), which returned 7.45% during the reporting period.

Allianz Global Investors Solutions 2020 Fund seeks capital growth and current income consistent with a 2020 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as US and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

During the twelve-month period from December 1, 2010 through November 30, 2011, the Fund held underweight positions in nominal duration, inflation-protected bonds, commodities and real estate and an overweight position in equities exposed to modest global growth relative to its benchmark, the Dow Jones Real Return 2020 Index. With this positioning, the Fund outperformed the benchmark index through the middle of 2011. But, the effects of the culmination of the debt ceiling debacle in the US, the intensification of the crisis in Europe and expectations of a global recession sent Treasury yields to historic lows and led to underperformance of risk assets. This is what produced the Fund’s underperformance in the third quarter, and has resulted in year-to-date underperformance.

The 2020 Fund’s underperformance relative to its benchmark was largely due to underweight in inflation protected bonds and duration and overweight in equities exposed to global growth. For the reporting period, long duration Treasuries were up 25% and Treasury Inflation Protected bonds were up 12%. Fund selection was negative across asset classes with the exception of commodity and dividend-yielding equity funds. In the return-generating portion of the portfolio, global equities had more than 290 basis points of outperformance versus the benchmark.

At the end of the reporting period, the Fund was positioned in approximately 56% defensive and 44% return-generating holdings, compared with the 63% defensive and 37% return-generating allocation of its 2020 portfolio glide path. Within return generating, the fixed-income allocation was 4.5%, moving the portfolio’s total fixed income holdings to 60.5%. The Fund’s greatest active exposures relative to its benchmark were its underweights in nominal duration and inflation protected bonds.

Based on the current evidence for more modest global growth in the foreseeable future, the Fund will likely be positioned to decrease return-generating assets and increase defensive assets.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	Since Inception†
Allianz Global Investors Solutions 2020 Fund Class A	2.82%	12.10%
Allianz Global Investors Solutions 2020 Fund Class A (adjusted)	–2.83%	9.95%
Allianz Global Investors Solutions 2020 Fund Class C	2.07%	11.26%
Allianz Global Investors Solutions 2020 Fund Class C (adjusted)	1.11%	11.26%
Allianz Global Investors Solutions 2020 Fund Class D	2.85%	12.10%
Allianz Global Investors Solutions 2020 Fund Class R	2.57%	11.82%
Allianz Global Investors Solutions 2020 Fund Class P	3.07%	12.35%
Allianz Global Investors Solutions 2020 Fund Institutional Class	3.16%	12.46%
Allianz Global Investors Solutions 2020 Fund Administrative Class	2.87%	12.17%
Dow Jones Real Return Target Date (DJ RR 2020) Index	7.45%	12.09%
Lipper Mixed-Asset Target 2020 Funds Average	3.70%	12.25%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.99% for Class C shares, 1.24% for Class D shares, 1.49% for Class R shares, 0.84% for Class P shares, 0.79% for Institutional Class shares and 1.09% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.09% for Class D shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.59% for Institutional Class shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

6	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2020 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Fund Allocation

PIMCO Real Return	20.6%
PIMCO 1-5 Year U.S. TIPS Index	12.0%
PIMCO Short-Term	10.0%
Allianz NFJ Dividend Value	5.1%
Allianz RCM Disciplined Equity	4.8%
Allianz NFJ Global Dividend Value	4.8%
Allianz AGIC Income & Growth	4.0%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	4.0%
Other	34.2%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$963.20	$959.60	$963.20	$961.70	$964.40	$964.90	$963.30
Expenses Paid During Period	$2.21	$5.89	$2.46	$3.69	$0.64	$0.49	$1.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,022.81	$1,019.05	$1,022.56	$1,021.31	$1,024.42	$1,024.57	$1,023.06
Expenses Paid During Period	$2.28	$6.07	$2.54	$3.80	$0.66	$0.51	$2.03

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (0.45% for Class A, 1.20% for Class C, 0.50% for Class D, 0.75% for Class R, 0.13% for Class P, 0.10% for Institutional Class and 0.40% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2011	7

Allianz Global Investors Solutions 2030 Fund

(Unaudited)

Portfolio Insights

For the twelve month period ended November 30, 2011 Class A Shares of the Allianz Global Investors Solutions 2030 Fund returned 1.76%, at Net Asset Value (“NAV”), underperforming the Dow Jones Real Return 2030 Index (the “benchmark index”), which returned 5.53% during the reporting period.

Allianz Global Investors Solutions 2030 Fund seeks capital growth and current income consistent with a 2030 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as US and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core US and global bonds.

During the twelve-month period from December 1, 2010 through November 30, 2011, the Fund held underweight positions in nominal duration,

inflation-protected bonds, commodities and real estate and an overweight position in equities exposed to modest global growth relative to its benchmark, the Dow Jones Real Return 2030 Index. With this positioning, the Fund outperformed the benchmark index through the middle of 2011. But, the effects of the culmination of the debt ceiling debacle in the US, the intensification of the crisis in Europe and expectations of a global recession sent Treasury yields to historic lows and led to underperformance of risk assets. This is what produced the Fund’s underperformance in the third quarter, and has resulted in year-to-date underperformance.

The 2030 Fund’s underperformance relative to its benchmark was largely due to underweight in inflation protected bonds and duration and overweight in equities exposed to global growth. For the reporting period, long duration Treasuries were up 25% and Treasury Inflation Protected bonds were up 12%. Fund selection was negative across asset classes with the exception of commodity and dividend-yielding equity funds. In the return-generating portion of the portfolio, global equities had more than 160 basis points of outperformance versus the benchmark.

At the end of the reporting period, the Fund was positioned in approximately 44% defensive and 56% return-generating holdings, compared with the 41% defensive and 59% return-generating allocation of its 2030 portfolio glide path. The Fund’s greatest active exposures relative to its benchmark were its underweights in nominal duration and inflation protected bonds.

Based on the current evidence for more modest global growth in the foreseeable future, the Fund will likely be positioned to decrease return-generating assets and increase defensive assets.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	Since Inception†
Allianz Global Investors Solutions 2030 Fund Class A	1.76%	13.80%
Allianz Global Investors Solutions 2030 Fund Class A (adjusted)	–3.84%	11.62%
Allianz Global Investors Solutions 2030 Fund Class C	1.20%	13.11%
Allianz Global Investors Solutions 2030 Fund Class C (adjusted)	0.25%	13.11%
Allianz Global Investors Solutions 2030 Fund Class D	1.89%	13.92%
Allianz Global Investors Solutions 2030 Fund Class R	1.66%	13.66%
Allianz Global Investors Solutions 2030 Fund Class P	2.13%	14.20%
Allianz Global Investors Solutions 2030 Fund Institutional Class	2.23%	14.30%
Allianz Global Investors Solutions 2030 Fund Administrative Class	1.99%	14.02%
Dow Jones Real Return Target Date (DJ RR 2030) Index	5.53%	13.33%
Lipper Mixed-Asset Target 2030 Funds Average	2.99%	13.14%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 1.37% for Class A shares, 2.12% for Class C shares, 1.37% for Class D shares, 1.62% for Class R shares, 0.97% for Class P shares, 0.92% for Institutional Class shares and 1.22% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.03% for Class A shares, 1.78% for Class C shares, 1.13% for Class D shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.63% for Institutional Class shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

8	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2030 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Fund Allocation

PIMCO Short-Term	17.7%
PIMCO Real Return	9.8%
PIMCO 1-5 Year U.S. TIPS Index	6.8%
Allianz NFJ Dividend Value	5.0%
Allianz RCM Disciplined Equity	5.0%
Allianz NFJ Global Dividend Value	4.8%
Allianz NFJ International Value	4.8%
Allianz AGIC Income & Growth	4.5%
Other	40.8%
Cash & Equivalents — Net	0.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$929.40	$926.80	$930.50	$929.20	$931.80	$932.30	$931.20
Expenses Paid During Period	$1.74	$5.41	$1.98	$3.19	$0.53	$0.05	$1.50

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,023.26	$1,019.45	$1,023.01	$1,021.76	$1,024.52	$1,025.02	$1,023.51
Expenses Paid During Period	$1.83	$5.67	$2.08	$3.35	$0.56	$0.05	$1.57

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (0.36% for Class A, 1.12% for Class C, 0.41% for Class D, 0.66% for Class R, 0.11% for Class P, 0.01% for Institutional Class and 0.31% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2011	9

Allianz Global Investors Solutions 2040 Fund

(Unaudited)

Portfolio Insights

For the twelve month period ended November 30, 2011 Class A Shares of the Allianz Global Investors Solutions 2040 Fund returned 0.81%, at Net Asset Value (“NAV”), underperforming the Dow Jones Real Return 2040 Index (the “benchmark index”), which returned 3.13% during the reporting period.

Allianz Global Investors Solutions 2040 Fund seeks capital growth and current income consistent with a 2040 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as US and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core US and global bonds.

During the twelve-month period from December 1, 2010 through November 30, 2011, the Fund held underweight positions in nominal duration, inflation-protected bonds, commodities and real estate and an overweight position in equities exposed to modest global growth relative to its benchmark, the Dow Jones Real Return 2040 Index. With this positioning, the Fund outperformed the benchmark index through the middle of 2011. But, the effects of the culmination of the debt ceiling debacle in the US, the intensification of the crisis in Europe and expectations of a global recession sent Treasury yields to historic lows and led to underperformance of risk assets. This is what produced the Fund’s underperformance in the third quarter, and has resulted in year-to-date underperformance.

The 2040 Fund’s underperformance relative to its benchmark was largely due to its underweight in inflation protected bonds and duration and overweight in equities exposed to global growth. For the reporting period, long duration Treasuries were up 25% and Treasury Inflation Protected bonds were up 12%. Fund selection was negative across asset classes with the exception of commodity and dividend-yielding equity funds. In the return-generating portion of the portfolio, global equities had more than 175 basis points of outperformance versus the benchmark.

At the end of the reporting period, the Fund was positioned in approximately 20% defensive and 80% return-generating holdings, compared with the 5% defensive and 95% return-generating allocation of its 2040 portfolio glide path. The Fund’s greatest active exposures relative to its benchmark were its overweight in dividend-yielding stocks and underweight in commodities, nominal duration and inflation protected bonds.

Based on the current evidence for more modest global growth in the foreseeable future, the Fund will likely be positioned to decrease return-generating assets and increase defensive assets.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	Since Inception†
Allianz Global Investors Solutions 2040 Fund Class A	0.81%	15.36%
Allianz Global Investors Solutions 2040 Fund Class A (adjusted)	–4.74%	13.15%
Allianz Global Investors Solutions 2040 Fund Class C	0.07%	14.45%
Allianz Global Investors Solutions 2040 Fund Class C (adjusted)	–0.85%	14.45%
Allianz Global Investors Solutions 2040 Fund Class D	0.77%	15.29%
Allianz Global Investors Solutions 2040 Fund Class R	0.54%	15.05%
Allianz Global Investors Solutions 2040 Fund Class P	1.06%	15.60%
Allianz Global Investors Solutions 2040 Fund Institutional Class	1.11%	15.70%
Allianz Global Investors Solutions 2040 Fund Administrative Class	0.87%	15.40%
Dow Jones Real Return Target Date (DJ RR 2040) Index	3.13%	14.34%
Lipper Mixed-Asset Target 2040 Funds Average	2.51%	13.49

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class D shares, 1.75% for Class R shares, 1.10% for Class P shares, 1.05% for Institutional Class shares and 1.35% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 1.84% for Class C shares, 1.19% for Class D shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Institutional Class shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

10	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2040 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Fund Allocation

PIMCO Short-Term	14.9%
Allianz NFJ International Value	6.8%
Allianz NFJ Dividend Value	6.6%
Allianz RCM Disciplined Equity	6.6%
PIMCO CommoditiesPLUS Strategy	6.5%
Allianz NFJ Global Dividend Value	5.7%
Allianz AGIC Income & Growth	5.5%
Allianz AGIC Opportunity	5.2%
Other	41.6%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$893.50	$890.00	$893.20	$892.00	$894.70	$894.80	$893.70
Expenses Paid During Period	$1.61	$5.16	$1.85	$3.04	$0.43	$—	$1.38

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,023.36	$1,019.60	$1,023.11	$1,021.86	$1,024.62	$1,025.07	$1,023.61
Expenses Paid During Period	$1.72	$5.52	$1.98	$3.24	$0.46	$—	$1.47

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (0.34% for Class A, 1.09% for Class C, 0.39% for Class D, 0.64% for Class R, 0.09% for Class P, 0.00% for Institutional Class and 0.29% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2011	11

Allianz Global Investors Solutions 2050 Fund

(Unaudited)

Portfolio Insights

For the twelve month period ended November 30, 2011 Class A Shares of the Allianz Global Investors Solutions 2050 Fund returned 0.80%, at Net Asset Value (“NAV”), underperforming the Dow Jones Real Return 40+ Index (the “benchmark index”), which returned 1.61% during the reporting period.

Allianz Global Investors Solutions 2050 Fund seeks capital growth and current income consistent with a 2050 retirement target-date by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as US and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core US and global bonds.

During the twelve-month period from December 1, 2010 through November 30, 2011, the Fund held underweight positions in nominal duration and inflation-protected bonds, and an overweight position in equities exposed to modest global growth relative to its benchmark, the Dow Jones Real Return 40+ Index. With this positioning, the Fund outperformed the benchmark index through the middle of 2011. But, the effects of the culmination of the debt ceiling debacle in the US, the intensification of the crisis in Europe and expectations of a global recession sent Treasury yields to historic lows and led to underperformance of risk assets. This is what produced the Fund’s underperformance in the third quarter, and has resulted in year-to-date underperformance.

The 2050 Fund’s slight underperformance relative to its benchmark was largely due to its underweight in inflation protected bonds and duration and overweight in equities exposed to global growth. For the reporting period, long duration Treasuries were up 25% and Treasury Inflation Protected bonds were up 12%. Fund selection was negative across asset classes with the exception of commodity and dividend-yielding equity funds. In the return-generating portion of the portfolio, global equities had more than 175 basis points of outperformance versus the benchmark.

At the end of the reporting period, the Fund was positioned in approximately 14% defensive and 86% return-generating holdings, compared with the 0% defensive and 100% return-generating allocation of its 2050 portfolio glide path. The Fund’s greatest active exposures relative to its benchmark were its overweight in dividend-yielding stocks and underweight in commodities, nominal duration and inflation protected bonds.

Based on the current evidence for more modest global growth in the foreseeable future, the Fund will likely be positioned to decrease return-generating assets and increase defensive assets.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	Since Inception†
Allianz Global Investors Solutions 2050 Fund Class A	0.80%	15.53%
Allianz Global Investors Solutions 2050 Fund Class A (adjusted)	–4.75%	13.31%
Allianz Global Investors Solutions 2050 Fund Class C	–0.01%	14.71%
Allianz Global Investors Solutions 2050 Fund Class C (adjusted)	–0.92%	14.71%
Allianz Global Investors Solutions 2050 Fund Class D	0.75%	15.54%
Allianz Global Investors Solutions 2050 Fund Class R	0.51%	15.28%
Allianz Global Investors Solutions 2050 Fund Class P	0.96%	15.81%
Allianz Global Investors Solutions 2050 Fund Institutional Class	1.11%	15.94%
Allianz Global Investors Solutions 2050 Fund Administrative Class	0.82%	15.64%
Dow Jones Real Return 40+ Index	1.61%	14.57%
Lipper Mixed-Asset Target 2050+ Funds Average	2.15%	13.58%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 1.52% for Class A shares, 2.27% for Class C shares, 1.52% for Class D shares, 1.77% for Class R shares, 1.12% for Class P shares, 1.07% for Institutional Class shares and 1.37% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.85% for Class C shares, 1.20% for Class D shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Institutional Class shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

12	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions 2050 Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Fund Allocation

PIMCO Short-Term	11.7%
Allianz NFJ International Value	7.1%
Allianz NFJ Dividend Value	7.1%
Allianz RCM Disciplined Equity	7.0%
PIMCO CommoditiesPLUS Strategy	7.0%
Allianz AGIC Opportunity	6.2%
Allianz NFJ Global Dividend Value	6.0%
Allianz AGIC Income & Growth	6.0%
Other	41.8%
Cash & Equivalents — Net	0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$886.20	$882.20	$885.30	$884.40	$886.70	$887.60	$886.10
Expenses Paid During Period	$1.51	$5.00	$1.75	$2.88	$0.33	$—	$1.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,023.46	$1,019.75	$1,023.21	$1,022.01	$1,024.72	$1,025.07	$1,023.76
Expenses Paid During Period	$1.62	$5.37	$1.88	$3.09	$0.36	$—	$1.32

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (0.32% for Class A, 1.06% for Class C, 0.37% for Class D, 0.61% for Class R, 0.07% for Class P, 0.00% for Institutional Class and 0.26% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2011	13

Allianz Global Investors Solutions Global Allocation Fund (formerly Allianz Global Investors Solutions Core Allocation Fund)

(Unaudited)

Portfolio Insights

For the twelve month period ended November 30, 2011 Class A Shares of the Allianz Global Investors Solutions Global Allocation Fund returned 0.95%, at Net Asset Value (“NAV”), underperforming the blended benchmark comprised of 60% MSCI All Country World Index and 40% Barclays Capital U.S. Aggregate Index (the “benchmark index”), which returned 2.46% during the reporting period.

Allianz Global Investors Solutions Global Allocation Fund seeks after-inflation capital appreciation and current income by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as US and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

During the twelve-month period from December 1, 2010 through November 30, 2011, the Fund held overweight positions in commodities, real estate, TIPS and non-U.S. fixed income and underweight positions in equities and US fixed income relative to its benchmark index. With this positioning, the Fund outperformed the benchmark through the middle of 2011. But, the effects of the culmination of the debt ceiling debacle in the U.S., the intensification of the crisis in Europe and expectations of a global recession sent Treasury yields to historic lows and led to underperformance of risk assets. This is what produced the Fund’s underperformance in the third quarter, and has resulted in year-to-date underperformance.

The Fund’s underperformance relative to its benchmark was largely due to its underweight in inflation protected bonds and duration and overweight in equities exposed to global growth. For the reporting period, long duration Treasuries were up 25% and Treasury Inflation Protected bonds were up 12%. Fund selection was negative across asset classes with the exception of commodity and dividend-yielding equity funds. In the return-generating portion of the portfolio, global equities had more than 300 basis points of outperformance versus the benchmark index.

At the end of the reporting period, the Fund was positioned in approximately 38% defensive and 62% return-generating holdings, compared with the 30% defensive and 70% return-generating allocation of its Global Allocation portfolio glide path. The Fund’s greatest active exposures relative to its benchmark were its underweights in nominal duration.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	5 Year	10 Year	Since Inception†
Allianz Global Investors Solutions Global Allocation Fund Class A	0.95%	2.22%	5.01%	5.38%
Allianz Global Investors Solutions Global Allocation Fund Class A (adjusted)	–4.61%	1.07%	4.42%	4.93%
Allianz Global Investors Solutions Global Allocation Fund Class B	0.15%	1.46%	4.46%	4.96%
Allianz Global Investors Solutions Global Allocation Fund Class B (adjusted)	–4.73%	1.14%	4.46%	4.96%
Allianz Global Investors Solutions Global Allocation Fund Class C	0.24%	1.45%	4.23%	4.60%
Allianz Global Investors Solutions Global Allocation Fund Class C (adjusted)	–0.73%	1.45%	4.23%	4.60%
Allianz Global Investors Solutions Global Allocation Fund Class D	0.95%	2.22%	5.02%	5.39%
Allianz Global Investors Solutions Global Allocation Fund Class R	0.73%	1.99%	4.77%	5.13%
Allianz Global Investors Solutions Global Allocation Fund Class P	1.13%	2.44%	5.24%	5.60%
Allianz Global Investors Solutions Global Allocation Fund Institutional Class	1.31%	2.67%	5.49%	5.89%
Allianz Global Investors Solutions Global Allocation Fund Administrative Class	1.05%	2.29%	5.09%	5.45%
MSCI All Country World Index	–0.36%	–1.46%	4.36%	3.98%
60% MSCI AC World Index, 40% Barclays Capital U.S. Aggregate Index	2.46%	2.07%	5.26%	5.09%
Barclays Capital U.S. Aggregate Index	5.52%	6.14%	5.59%	5.76%
Lipper Mixed-Asset Target Allocation Moderate Funds Average	3.53%	1.60%	4.16%	4.44%

† The Fund began operations on 9/30/98. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/98.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% contingent deferred sales charge (CDSC) on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 2.23% for Class A shares, 3.00% for Class B shares, 2.97% for Class C shares, 2.22% for Class D shares, 2.45% for Class R shares, 2.20% for Class P shares, 1.96% for Institutional Class shares and 2.18% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.50% for Class R shares, 1.05% for Class P shares, 0.95% for Institutional Class shares and 1.20% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

14	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Global Allocation Fund (formerly Allianz Global Investors Solutions Core Allocation Fund) (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Fund Allocation

PIMCO Short-Term	15.6%
PIMCO 1-5 U.S. TIPS Index	10.0%
Allianz NFJ International Value	6.6%
Allianz NFJ Global Dividend Value	4.6%
PIMCO Floating Income	4.5%
Allianz RCM Global Commodity Equity	4.1%
Allianz RCM Disciplined Equity	4.1%
Allianz AGIC International	4.0%
Other	46.6%
Cash & Equivalents — Net	–0.1%

Shareholder Expense Example	Actual Performance
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$915.50	$912.40	$911.70	$915.40	$914.80	$916.90	$916.90	$916.30
Expenses Paid During Period	$2.11	$5.70	$5.70	$2.11	$3.31	$1.15	$0.67	$1.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,022.86	$1,019.10	$1,019.10	$1,022.86	$1,021.61	$1,023.87	$1,024.37	$1,023.11
Expenses Paid During Period	$2.23	$6.02	$6.02	$2.23	$3.50	$1.22	$0.71	$1.98

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (0.44% for Class A, 1.19% for Class B, 1.19% for Class C, 0.44% for Class D, 0.69% for Class R, 0.24% for Class P, 0.14% for Institutional Class and 0.39% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2011	15

Allianz Global Investors Solutions Global Growth Allocation Fund (formerly Allianz Global Investors Solutions Growth Allocation Fund)

(Unaudited)

Portfolio Insights

For the twelve month period ended November 30, 2011 Class A Shares of the Allianz Global Investors Solutions Global Growth Allocation Fund returned 0.17%, at Net Asset Value (“NAV”), outperforming the MSCI All Country World Index (the “benchmark index”), which returned -0.36% during the reporting period.

Allianz Global Investors Solutions Global Growth Allocation Fund seeks primarily after-inflation capital appreciation and, secondarily, current income by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds.

During the twelve-month period from December 1, 2010 through November 30, 2011, the Fund held overweight positions in domestic and non-U.S. fixed-income assets, commodities and real estate and an underweight position in equities relative to its benchmark index, the MSCI All Country World Index. With this positioning, the Fund outperformed the benchmark index.

As evidence accumulated and it became clear that funding issues and debt management problems would continue to plague Europe, emerging markets would continue to slow, the risk of global contagion would remain elevated and the U.S. Federal Reserve would commit to maintain historically low interest rates through mid-2013, the decision was made to reposition the portfolios to be less sensitive to global growth and more exposed to high quality dividend yielding stocks and inflation protected bonds. Given the combination of modern-era low Treasury yields and nominal growth in the U.S. of 3-5% (made up of 2-3% inflation and 1-2% real GDP growth), the Fund will likely remain underweight in nominal duration.

The Fund’s outperformance relative to its benchmark index was largely due to its overweight in equities exposed to global growth. In the return-generating portion of the portfolio, global equities outperformed versus the benchmark index.

At the end of the reporting period, the Fund was positioned in approximately 12% defensive and 88% return-generating holdings, compared with the 0% defensive and 100% return-generating allocation of its Global Growth Allocation portfolio glide path. The Fund’s greatest active exposures relative to its benchmark index were its overweights in fixed-income, commodities and real estate.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	Since Inception†
Allianz Global Investors Solutions Global Growth Allocation Fund Class A	0.17%	17.14%
Allianz Global Investors Solutions Global Growth Allocation Fund Class A (adjusted)	–5.34%	14.61%
Allianz Global Investors Solutions Global Growth Allocation Fund Class C	–0.53%	16.32%
Allianz Global Investors Solutions Global Growth Allocation Fund Class C (adjusted)	–1.47%	16.32%
Allianz Global Investors Solutions Global Growth Allocation Fund Class D	0.19%	17.17%
Allianz Global Investors Solutions Global Growth Allocation Fund Class R	–0.08%	16.89%
Allianz Global Investors Solutions Global Growth Allocation Fund Class P	0.34%	17.40%
Allianz Global Investors Solutions Global Growth Allocation Fund Institutional Class	0.43%	17.51%
Allianz Global Investors Solutions Global Growth Allocation Fund Administrative Class	0.20%	17.22%
MSCI All Country World Index	–0.36%	15.18%
Lipper Global Flexible Portfolio Funds Average	–0.86%	12.30%

† The Fund began operations on 4/27/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 6.56% for Class A shares, 7.20% for Class C shares, 6.40% for Class D shares, 6.53% for Class R shares, 6.13% for Class P shares, 6.03% for Institutional Class shares and 6.28% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.35% for Class A shares, 2.10% for Class C shares, 1.35% for Class D shares, 1.60% for Class R shares, 1.15% for Class P shares, 1.05% for Institutional Class shares and 1.30% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

16	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Global Growth Allocation Fund (formerly Allianz Global Investors Solutions Growth Allocation Fund) (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Fund Allocation

PIMCO Short-Term	10.9%
Allianz NFJ International Value	8.3%
Allianz RCM Disciplined Equity	7.2%
Allianz NFJ Dividend Value	7.2%
Allianz NFJ Global Dividend Value	7.2%
Allianz AGIC Opportunity	6.1%
PIMCO Floating Income	6.0%
Allianz NFJ Small-Cap Value	5.3%
Other	43.5%
Cash & Equivalents — Net	–1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$885.10	$882.00	$885.40	$884.40	$886.10	$886.20	$885.20
Expenses Paid During Period	$2.03	$5.57	$2.03	$3.21	$1.09	$0.61	$1.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,022.91	$1,019.15	$1,022.91	$1,021.66	$1,023.92	$1,024.42	$1,023.16
Expenses Paid During Period	$2.18	$5.97	$2.18	$3.45	$1.17	$0.66	$1.93

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (0.43% for Class A, 1.18% for Class C, 0.43% for Class D, 0.68% for Class R, 0.23% for Class P, 0.13% for Institutional Class and 0.38% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2011	17

Allianz Global Investors Solutions Retirement Income Fund

(Unaudited)

Portfolio Insights

For the twelve month period ended November 30, 2011 Class A Shares of the Allianz Global Investors Solutions Retirement Income Fund returned 3.45%, at Net Asset Value (“NAV”), underperforming the Dow Jones Real Return Today Index (the “benchmark index”), which returned 8.28% during the reporting period.

Allianz Global Investors Solutions Retirement Income Fund seeks current income and, secondarily, capital appreciation by investing in underlying Funds. These Funds are grouped into two asset classes: (1) return-generating, such as U.S. and global equities, commodities, real estate, and high-yield and emerging markets bonds and (2) defensive assets, such as Treasury Inflation-Protected Securities, short-term bonds, and core U.S. and global bonds

During the twelve-month period from December 1, 2010 through November 30, 2011, the Fund held underweight positions in nominal duration, inflation-protected bonds, commodities and real estate and an overweight position in equities exposed to modest global growth relative to its benchmark, the Dow Jones Real Return Today Index. With this positioning, the Fund outperformed the benchmark index through the middle of 2011. But, the effects of the culmination of the debt ceiling debacle in the U.S., the intensification of the crisis in Europe and expectations of a global recession sent Treasury yields to historic lows and led to underperformance of risk assets. This is what produced the Fund’s underperformance in the third quarter, and has resulted in year-to-date underperformance.

The Fund’s underperformance relative to its benchmark index was largely due to its underweight in inflation protected bonds and duration and overweight in equities exposed to global growth. For the period, long duration Treasuries were up 25% and Treasury Inflation Protected bonds were up 12%. Fund selection was negative across asset classes with the exception of commodity and dividend-yielding equity funds. In the return-generating portion of the portfolio, global equities had more than 300 basis points of outperformance versus the benchmark index.

At the end of the reporting period, the Fund was positioned in approximately 70% defensive and 30% return-generating holdings, compared with the 75% defensive and 25% return-generating allocation of its Retirement Income portfolio glide path. Within return generating, the fixed-income allocation was 3%, moving the portfolio’s total fixed income holdings to 73%. The Fund’s greatest active exposures relative to its benchmark index were its underweights in nominal duration and inflation protected bonds.

Based on the current evidence for more modest global growth in the foreseeable future, the Fund will be likely positioned to decrease return-generating assets and increase defensive assets.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	Since Inception†
Allianz Global Investors Solutions Retirement Income Fund Class A	3.45%	11.47%
Allianz Global Investors Solutions Retirement Income Fund Class A (adjusted)	–2.24%	9.34%
Allianz Global Investors Solutions Retirement Income Fund Class C	2.71%	10.67%
Allianz Global Investors Solutions Retirement Income Fund Class C (adjusted)	1.72%	10.67%
Allianz Global Investors Solutions Retirement Income Fund Class D	3.42%	11.47%
Allianz Global Investors Solutions Retirement Income Fund Class R	3.18%	11.21%
Allianz Global Investors Solutions Retirement Income Fund Class P	3.69%	11.73%
Allianz Global Investors Solutions Retirement Income Fund Institutional Class	3.77%	11.84%
Allianz Global Investors Solutions Retirement Income Fund Administrative Class	3.49%	11.54%
Dow Jones Real Return Target Date (DJ RR Today) Index	8.28%	11.53%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	3.38%	10.46%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 1.18% for Class A shares, 1.93% for Class C shares, 1.18% for Class D shares, 1.43% for Class R shares, 0.78% for Class P shares, 0.73% for Institutional Class shares and 1.03% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.05% for Class D shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Institutional Class shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

18	Allianz Multi-Strategy Funds

Allianz Global Investors Solutions Retirement Income Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Fund Allocation

PIMCO Real Return	26.8%
PIMCO 1-5 Year U.S. TIPS Index	14.0%
PIMCO Short-Term	12.4%
PIMCO Income	4.0%
PIMCO Total Return	4.0%
Allianz NFJ Dividend Value	4.0%
PIMCO Foreign Bond (U.S. Dollar-Hedged)	4.0%
Allianz Income & Growth	4.0%
Other	25.9%
Cash & Equivalents — Net	0.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$981.20	$978.20	$981.70	$980.60	$982.90	$983.10	$981.40
Expenses Paid During Period	$2.19	$5.90	$2.53	$3.72	$1.04	$0.55	$2.04

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,022.86	$1,019.10	$1,022.51	$1,021.31	$1,024.02	$1,024.52	$1,023.01
Expenses Paid During Period	$2.23	$6.02	$2.59	$3.80	$1.07	$0.56	$2.08

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (0.44% for Class A, 1.19% for Class C, 0.51% for Class D, 0.75% for Class R, 0.21% for Class P, 0.11% for Institutional Class and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. The expense ratio excludes the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Annual Report	November 30, 2011	19

Allianz AGIC Convertible Fund

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2011, Class A Shares, at NAV, of Allianz AGIC Convertible Fund returned 1.95%, outperforming its benchmark, the BofA Merrill Lynch All Convertibles Index (the “benchmark index”), which returned -1.90% during the reporting period.

Despite the significant macro events that occurred in the period, the convertible bond market recorded a positive return for the trailing twelve months. In the first half of the period, economic headwinds, geopolitical events, the devastating earthquake in Japan and the European sovereign debt crisis, all weighed on investor sentiment. However, we believe that there was no significant impact on the market as a whole as themes of corporate profitability, liquidity, balance sheet integrity and an improving economy returned quickly to the forefront of investor sentiment.

The convertible market gave back its gains during the second half of the reporting period as equities declined in response to gridlock in Washington, S&P’s downgrade of U.S. credit and sovereign risk throughout Europe. Additionally, a decline in bond floor valuations had a negative impact on the convertible market. Corporate bond spreads widened as prices fell. Bonds were readily for sale regardless of solid quarterly earnings and clean balance sheets for the majority of issuers. The lack of liquidity from the major banks and brokers exacerbated the decline.

Based on these observations, it wasn’t surprising that industry level performance was mostly lower for the reporting period. The economically sensitive issuers, such as Transportation, Consumer Discretionary and Materials, underperformed for the reporting period. Counter cyclical sectors such as the Utilities, Consumer Staples and Health Care issuers outperformed.

Investment grade issuers and larger-capitalized companies outperformed in the period. Total-return convertibles underperformed the yield and busted categories for the period.

New convertible issuance remained slow during the third period. Year-to-date through November, there has been $23.1 billion of such issuance.

Select issuers in the Energy, Healthcare and Consumer Staples industries helped performance. Earlier in the period energy issuers were higher as earnings exceeded expectations and backlog grew. Biotechnology and drug manufacturing companies were higher during the latter part of the period on better-than-expected quarterly profits. In addition, a medical technology producer announced it would be acquired at a large premium by private equity during the period.

Positions in the Transportation, Telecommunications and Materials industries hurt performance in the period. Some of the Fund’s best-performing companies over the past year sold off during the latter half of the period. Automakers were lower, despite better sales, as costs and raw material pressures impacted profitability. Materials companies were off on fears the weaker global economic outlook and higher input costs would impact future earnings. Consequently, select automakers and materials companies were sold during the period.

The conversion premium at November-end was approximately 42%. The portfolio’s conversion premium has expanded with the equity market sell-off, providing more downside protection. The portfolio is expected to be well positioned to participate on the upside and protect on the downside.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC Convertible Fund Class A	1.95%	6.06%	7.11%	9.96%
Allianz AGIC Convertible Fund Class A (adjusted)	–3.66%	4.86%	6.51%	9.63%
Allianz AGIC Convertible Fund Class C	1.26%	5.28%	6.32%	9.14%
Allianz AGIC Convertible Fund Class C (adjusted)	0.27%	5.28%	6.32%	9.14%
Allianz AGIC Convertible Fund Class D	1.99%	6.07%	7.12%	9.96%
Allianz AGIC Convertible Fund Class R	1.76%	5.81%	6.85%	9.69%
Allianz AGIC Convertible Fund Class P	2.14%	6.27%	7.34%	10.20%
Allianz AGIC Convertible Fund Institutional Class	2.24%	6.38%	7.44%	10.31%
Allianz AGIC Convertible Fund Administrative Class	2.00%	6.06%	7.11%	9.96%
BofA Merrill Lynch All Convertibles Index	–1.90%	2.14%	5.08%	7.35%
Lipper Convertible Securities Funds Average	–1.79%	1.99%	5.07%	7.74%

† The Fund began operations on 4/19/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 0.90% for Class A shares, 1.65% for Class C shares, 0.90% for Class D shares, 1.15% for Class R shares, 0.75% for Class P shares, 0.65% for Institutional Class shares and 0.90% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 0.90% for Class A shares, 1.65% for Class C shares, 0.90% for Class D shares, 1.15% for Class R shares, 0.75% for Class P shares, 0.65% for Institutional Class shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

20	Allianz Multi-Strategy Funds

Allianz AGIC Convertible Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Industry Allocation

Technology	9.1%
Pharmaceuticals	8.5%
Oil & Gas	8.0%
Communications	7.4%
Commercial Services	4.7%
Financial Services	4.6%
Aerospace & Defense	4.6%
Computers & Peripherals	4.3%
Other	46.3%
Cash & Equivalents — Net	2.5%

Moody’s Ratings*

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$910.00	$906.90	$910.00	$909.30	$911.00	$911.30	$910.40
Expenses Paid During Period	$4.74	$8.32	$4.79	$5.89	$3.93	$3.45	$4.65

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,020.10	$1,016.34	$1,020.05	$1,018.90	$1,020.96	$1,021.46	$1,020.21
Expenses Paid During Period	$5.01	$8.80	$5.06	$6.23	$4.15	$3.65	$4.91

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (0.99% for Class A, 1.74% for Class C, 1.00% for Class D, 1.23% for Class R, 0.82% for Class P, 0.72% for Institutional Class and 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	21

Allianz AGIC Focused Opportunity Fund

(Unaudited)

Portfolio Insights

From its inception on December 27, 2010 through November 30, 2011, Class A Shares, at NAV, of Allianz AGIC Focused Opportunity Fund returned -2.47%, underperforming its benchmark, the Russell 2500 Growth Index (the “benchmark index”), which returned -1.08% during the reporting period.

The U.S. stock market experienced periods of heightened volatility during the reporting period. The market posted strong results during the first half of the reporting period. Despite several economic headwinds, geopolitical events, the devastating earthquake in Japan and the European sovereign debt crisis, investors generally focused on corporate profits that largely exceeded expectations. The market gave back its gains during the second half of the reporting period as investor risk appetite was often replaced with heightened risk aversion. This change in investor sentiment was triggered by a number of factors, including fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and increased concerns of contagion from the escalating European sovereign debt crisis.

Only four of the 10 sectors in the benchmark index generated positive returns during the reporting period. The worst-performing sectors were Telecommunication Services, Financials and Materials. In contrast, the best-performing sectors were Consumer Staples, Utilities and Consumer Discretionary.

During the reporting period, sector allocation detracted from relative results, while stock selection contributed positively to performance versus the benchmark index. From a sector allocation perspective, an underweight to Consumer Staples and an overweight to Information Technology detracted the most from performance. This was somewhat offset by underweights to Financials and Telecommunication Services.

In terms of stock selection, holdings in the Information Technology, Health Care and Energy sectors added the most value during the reporting period. This was partially offset by weak stock selection in the Financials, Industrials and Materials sectors.

During the reporting period, the Fund’s two overweights relative to the benchmark index were in the Energy and Information Technology sectors. The largest relative underweights were in the Financials, Consumer Staples and Telecommunication Services sectors.

Cumulative Total Return for the period ended November 30, 2011

Since Inception†
Allianz AGIC Focused Opportunity Fund Class A	–2.47%
Allianz AGIC Focused Opportunity Fund Class A (adjusted)	–7.83%
Allianz AGIC Focused Opportunity Fund Institutional Class	–2.07%
Russell 2500 Growth Index	–1.08%
Lipper Small-Cap Growth Funds Average	–2.76%

† The Fund began operations on 12/27/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/10.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 3.31% for Class A shares and 2.96% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares and 1.10% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

22	Allianz Multi-Strategy Funds

Allianz AGIC Focused Opportunity Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Industry Allocation

Oil, Gas & Consumable Fuels	14.3%
Communications Equipment	8.8%
Metals & Mining	8.7%
Internet Software & Services	7.9%
Health Care Equipment & Supplies	7.5%
Software	7.4%
Machinery	4.5%
Pharmaceuticals	4.5%
Other	36.5%
Cash & Equivalents — Net	–0.1%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$827.50	$829.00
Expenses Paid During Period	$6.64	$5.04

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,017.80	$1,019.55
Expenses Paid During Period	$7.33	$5.57

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.45% for Class A and 1.10% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	23

Allianz AGIC High Yield Bond Fund

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2011, Class A Shares, at NAV, of Allianz AGIC High Yield Bond Fund returned 4.29%, outperforming its benchmark, the BofA Merrill Lynch High Yield Master II Index (the “benchmark index”), which returned 3.65% during the reporting period.

Despite the significant macro events that occurred in the reporting period, the high yield market recorded a positive return for the trailing twelve months. In the first half of the period, economic headwinds, geopolitical events, the devastating earthquake in Japan and the European sovereign debt crisis all weighed on investor sentiment. However, we believe that there was no significant impact on the market as a whole as themes of corporate profitability, liquidity, balance sheet integrity and an improving economy returned quickly to the forefront of investor sentiment.

In the latter half of the reporting period, the high yield market’s resilience was lost. For the high yield market as a whole, every macro factor seemed to be inexorably important, and broadly discouraged any buying. Bonds were readily for sale regardless of solid quarterly earnings and clean balance sheets for the majority of issuers. The lack of liquidity from the major banks and brokers exacerbated the decline.

Industry level performance was primarily positive over the reporting period. Leading industries included Food & Drug Retail, Leisure, and Energy. Laggard industries included Transportation Ex Air/Rail, Publishing/ Printing and Banking.

Year-to-date through November 2011, new high yield issuance was $241.1 billion and mutual fund flows were positive with $11.5 billion in inflows. The ratio of upgrades to downgrades was 1.29:1 for the year-to-date period ending November 2011, with 334 upgrades and 259 downgrades. Defaults were nearly non-existent with the trailing twelve-month (TTM) default rate as of November at approximately 2.00% on an issuer-weighted basis.

The attribution for the quarter can be viewed from two perspectives. One, our consistent avoidance of the lowest quality and distressed issuers clearly helped. Extreme positive and negative one-day moves occurred throughout the period. The portfolio holdings both participated in the up markets and protected in the more frequent down market days. Second, the tightest spread issues outperformed with the ten-year U.S. Treasury bond rally. The portfolio was underweight these issues, as is usually the case, and that did not help during a significant U.S. Treasury rally. In the first part of the reporting period; however, underweighting the crossover investment grade issues helped, and longer term, the portfolio has benefited from that positioning.

Industry allocations that helped relative performance in the period included Banking, Transportation Ex Air/Rail and Telecommunications—Wireline. Generally, the Telecom industry represented operating certainty in a period of great uncertainty. Not only did the issuers held post healthy quarterly earnings, but they also conveyed constructive outlooks for the balance of 2011. The portfolio was underweight Banking, which performed poorly as a group, whereas security selection in the Transportation Ex Air/Rail sector benefited the portfolio.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC High Yield Bond Fund Class A	4.29%	6.97%	7.54%	7.71%
Allianz AGIC High Yield Bond Fund Class A (adjusted)	–1.44%	5.77%	6.93%	7.31%
Allianz AGIC High Yield Bond Fund Class C	3.53%	6.21%	6.75%	6.92%
Allianz AGIC High Yield Bond Fund Class C (adjusted)	2.57%	6.21%	6.75%	6.92%
Allianz AGIC High Yield Bond Fund Class D	4.42%	7.00%	7.55%	7.72%
Allianz AGIC High Yield Bond Fund Class R	4.02%	6.71%	7.27%	7.44%
Allianz AGIC High Yield Bond Fund Class P	4.57%	7.16%	7.71%	7.88%
Allianz AGIC High Yield Bond Fund Institutional Class	4.66%	7.47%	8.04%	8.21%
Allianz AGIC High Yield Bond Fund Administrative Class	4.27%	6.98%	7.54%	7.71%
BofA Merrill Lynch High Yield Master II Index	3.65%	7.05%	8.24%	7.03%
Lipper High Current Yield Funds Average	2.48%	4.84%	6.73%	5.51%

† The Fund began operations on 7/31/96. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 0.96% for Class A shares, 1.71% for Class C shares, 0.96% for Class D shares, 1.21% for Class R shares, 0.81% for Class P shares, 0.71% for Institutional Class shares and 0.96% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 0.96% for Class A shares, 1.71% for Class C shares, 0.96% for Class D shares, 1.21% for Class R shares, 0.81% for Class P shares, 0.60% for Institutional Class shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

24	Allianz Multi-Strategy Funds

Allianz AGIC High Yield Bond Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Industry Allocation

Commercial Services	13.1%
Telecommunications	10.3%
Oil & Gas	8.4%
Retail	7.4%
Multi-Media	6.4%
Financial Services	5.2%
Auto Components	4.9%
Building & Construction	3.8%
Other	35.3%
Cash & Equivalents — Net	5.2%

Moody’s Ratings*

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$963.10	$958.70	$962.40	$960.30	$963.80	$964.20	$962.00
Expenses Paid During Period	$5.22	$9.03	$5.41	$6.54	$4.38	$2.95	$5.31

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,019.75	$1,015.84	$1,019.55	$1,018.40	$1,020.61	$1,022.06	$1,019.65
Expenses Paid During Period	$5.37	$9.30	$5.57	$6.73	$4.51	$3.04	$5.47

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.06% for Class A, 1.84% for Class C, 1.10% for Class D, 1.33% for Class R, 0.89% for Class P, 0.60% for Institutional Class and 1.08% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	25

Allianz AGIC International Growth Fund

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2011, Class A Shares, at NAV, of Allianz AGIC International Growth Fund returned -3.76%, outperforming its benchmark, the MSCI EAFE Index (the “benchmark index”), which returned -4.12% during the reporting period.

The international stock market experienced periods of heightened volatility during the reporting period. The market posted strong results during the first half of the reporting period. Despite economic concerns, geopolitical events, the devastating earthquake in Japan and the European sovereign debt crisis, investors generally focused on corporate profits that often exceeded expectations. The market gave back all of its gains and moved into negative territory during the second half of the reporting period as investor risk appetite was often replaced with heightened risk aversion. This change in investor sentiment was triggered by a number of factors, including fears of contagion from the escalating

European sovereign debt crisis and weakening global economic growth.

Only four of the 10 sectors in the benchmark index posted positive returns during the reporting period. The Financials, Utilities and Materials sectors produced the weakest results. In contrast, Energy, Consumer Staples and Health Care were the best-performing sectors. In terms of countries, Greece, Cyprus and China posted the worst returns, whereas Ireland, Norway and Mexico generated the best results.

During the reporting period, sector allocation was the main driver of the Fund’s outperformance versus the benchmark index. Stock selection also contributed to results, albeit to a lesser extent. From a sector allocation perspective, underweights to Financials and Utilities were the most beneficial for performance during the reporting period. This was somewhat offset by an underweight to Telecommunication Services and an overweight to Information Technology.

In terms of stock selection, holdings in the Information Technology, Health Care and Industrials sectors added the most value during the reporting period. This was partially offset by weak stock selection in the Financials, Materials and Energy sectors.

Results were boosted by a large underweight in Japan as well as overweights in South Africa and South Korea. Meanwhile, overweights in China, Canada and Brazil offset performance.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Information Technology, Consumer Discretionary and Health Care sectors. The largest relative underweights were in the Financials, Utilities and Telecommunications sectors. Country positioning consisted of overweights to Germany, China and Belgium, whereas the Fund’s largest underweight allocations were in Japan, France and Spain.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC International Growth Fund Class A	–3.76%	–1.68%	4.95%	6.00%
Allianz AGIC International Growth Fund Class A (adjusted)	–9.05%	–2.78%	4.36%	5.60%
Allianz AGIC International Growth Fund Class C	–4.51%	–2.39%	4.18%	5.22%
Allianz AGIC International Growth Fund Class C (adjusted)	–5.46%	–2.39%	4.18%	5.22%
Allianz AGIC International Growth Fund Class D	–3.68%	–1.64%	4.97%	6.02%
Allianz AGIC International Growth Fund Class R	–4.04%	–1.92%	4.69%	5.73%
Allianz AGIC International Growth Fund Class P	–3.44%	–1.38%	5.25%	6.29%
Allianz AGIC International Growth Fund Institutional Class	–3.32%	–1.22%	5.39%	6.42%
MSCI EAFE Index	–4.12%	–3.95%	4.83%	3.48%
Lipper International Large-Cap Growth Funds Average	–4.72%	–2.17%	4.80%	4.14%

† The Fund began operations on 12/27/96. Benchmark return and Lipper performance comparisons began on 12/31/96.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 2.89% for Class A shares, 4.29% for Class C shares, 3.59% for Class D shares, 4.03% for Class R shares, 3.71% for Class P shares and 1.60% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.56% for Class A shares, 2.31% for Class C shares, 1.56% for Class D shares, 1.82% for Class R shares, 1.30% for Class P shares and 0.97% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

26	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Country Allocation

United Kingdom	27.2%
Japan	17.6%
Germany	9.1%
France	5.5%
Hong Kong	5.5%
Australia	5.5%
Switzerland	4.7%
China	4.2%
Other	17.2%
Cash & Equivalents — Net	3.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$828.00	$824.80	$828.30	$826.60	$831.00	$831.60
Expenses Paid During Period	$7.15	$11.16	$7.33	$8.20	$6.20	$4.45

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,017.25	$1,012.84	$1,017.05	$1,016.09	$1,018.30	$1,020.21
Expenses Paid During Period	$7.89	$12.31	$8.09	$9.05	$6.83	$4.91

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.56% for Class A, 2.44% for Class C, 1.60% for Class D, 1.79% for Class R, 1.35% for Class P and 0.97% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	27

Allianz AGIC International Growth Opportunities Fund

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2011, Class A Shares, at NAV, of Allianz AGIC International Growth Opportunities Fund returned -8.03%, underperforming its benchmark, the S&P Developed Ex-U.S. Small Cap Growth Index (the “benchmark index”), which returned -3.96% during the reporting period.

The international stock market experienced periods of heightened volatility during the reporting period. The market posted strong results during the first half of the reporting period. Despite economic concerns, geopolitical events, the devastating earthquake in Japan and the European sovereign debt crisis, investors generally focused on corporate profits that often exceeded expectations. The market gave back all of its gains and moved into negative territory during the second half of the reporting period as investor risk appetite was often replaced with heightened risk aversion. This change in investor sentiment was triggered by a number of factors, including fears of contagion from the escalating European sovereign debt crisis and weakening global economic growth.

Only three of the 10 sectors in the benchmark index posted positive returns during the reporting period. The Materials, Energy and Information Technology sectors produced the weakest results. In contrast, Utilities, Consumer Staples and Telecommunication Services were the best-performing sectors. In terms of countries, Norway, China and Greece posted the worst returns, whereas New Zealand, Japan and Ireland generated the best results.

During the reporting period, stock selection was the main driver of the Fund’s underperformance versus the benchmark index, whereas sector allocation did not meaningfully impact results. In terms of stock selection, holdings in the Consumer Discretionary, Financials and Utilities sectors were the largest negative contributors. This was somewhat offset by stock selection in the Information Technology, Energy and Telecommunication Services sectors.

From a sector allocation perspective, an overweight to Health Care and an underweight to Materials were the most beneficial for performance during the reporting period. This was offset by an underweight to Consumer Staples and an overweight to Information Technology.

Results were negatively impacted by the Fund’s overweights in Hong Kong, China and Singapore. Meanwhile, overweights in the United Kingdom and the United States, and an underweight in Switzerland, were positive for performance.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Information Technology, Energy and Health Care sectors. The largest relative underweights were in the Consumer Staples, Financials and Consumer Discretionary sectors. From a country standpoint, the United Kingdom, Hong Kong and Brazil were overweight allocations, while Japan, Australia and Canada were the largest country underweights.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC International Growth Opportunities Fund Class A	–8.03%	0.38%	9.42%	11.97%
Allianz AGIC International Growth Opportunities Fund Class A (adjusted)	–13.09%	–0.74%	8.81%	11.52%
Allianz AGIC International Growth Opportunities Fund Class C	–8.75%	–0.37%	8.61%	11.14%
Allianz AGIC International Growth Opportunities Fund Class C (adjusted)	–9.65%	–0.37%	8.61%	11.14%
Allianz AGIC International Growth Opportunities Fund Class D	–8.08%	0.38%	9.42%	11.97%
Allianz AGIC International Growth Opportunities Fund Class R	–8.32%	0.13%	9.15%	11.69%
Allianz AGIC International Growth Opportunities Fund Class P	–7.86%	0.65%	9.75%	12.34%
Allianz AGIC International Growth Opportunities Fund Institutional Class	–7.74%	0.79%	9.87%	12.43%
Allianz AGIC International Growth Opportunities Fund Administrative Class	–8.09%	0.38%	9.42%	11.97%
S&P Developed Ex-U.S. Small Cap Growth Index	–3.96%	–2.56%	9.26%	6.89%
Lipper International Small/Mid-Cap Growth Funds Average	–4.78%	–0.91%	9.54%	7.75%

† The Fund began operations on 12/31/97. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/97.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 1.48% for Class A shares, 2.23% for Class C shares, 1.48% for Class D shares, 1.73% for Class R shares, 1.33% for Class P shares, 1.23% for Institutional Class shares and 1.48% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.48% for Class A shares, 2.23% for Class C shares, 1.48% for Class D shares, 1.73% for Class R shares, 1.32% for Class P shares, 1.19% for Institutional Class shares and 1.48% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

28	Allianz Multi-Strategy Funds

Allianz AGIC International Growth Opportunities Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Country Allocation

United Kingdom	28.4%
Germany	10.8%
Canada	10.5%
Japan	10.3%
Hong Kong	5.7%
Switzerland	4.9%
China	4.9%
Singapore	4.6%
Other	14.9%
Cash & Equivalents — Net	5.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$809.60	$806.30	$809.20	$808.40	$810.80	$811.20	$809.20
Expenses Paid During Period	$7.39	$10.87	$7.35	$8.66	$5.99	$5.40	$7.53

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,016.90	$1,013.04	$1,016.95	$1,015.49	$1,018.45	$1,019.10	$1,016.75
Expenses Paid During Period	$8.24	$12.11	$8.19	$9.65	$6.68	$6.02	$8.39

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.63% for Class A, 2.40% for Class C, 1.62% for Class D, 1.91% for Class R, 1.32% for Class P, 1.19% for Institutional Class and 1.66% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	29

Allianz AGIC Micro Cap Fund

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2011, Institutional Class Shares, at NAV, of Allianz AGIC Micro Cap Fund returned -2.88%, underperforming its benchmark, the Russell Microcap Growth Index (the “benchmark index”), which returned -0.24% during the reporting period.

The 12-month period, specifically the latter half, was unique in that company-specific fundamentals were overshadowed by macroeconomic and political headlines—both of which led to elevated volatility and record correlations among equities. More rational pricing of stocks began to resurface into period end.

The U.S. microcap growth market experienced periods of heightened volatility during the reporting period. The market posted strong results during the first half of the reporting period. Despite several economic headwinds, geopolitical events, the devastating earthquake in Japan and the European sovereign debt crisis, investors generally focused on corporate profits that largely exceeded expectations. The microcap growth market gave back its gains during the second half of the reporting period as investor risk appetite was often replaced with heightened risk aversion. This change in investor sentiment was triggered by a number of factors, including fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and increased concerns of contagion from the escalating European sovereign debt crisis.

Five of the 10 sectors in the benchmark index generated positive returns during the reporting period. The best-performing sectors were Financials, Health Care and Industrials. In contrast, Materials, Energy and Consumer Discretionary posted the worst returns.

During the reporting period, stock selection contributed positively to performance versus the benchmark index, while sector allocation detracted from relative results. In terms of stock selection, holdings in the Energy, Information Technology and Materials sectors added the most value during the reporting period. This was partially offset by weak stock selection in the Industrials, Financials and Consumer Discretionary sectors.

From a sector allocation perspective, an underweight to Health Care and an overweight to Energy detracted the most from results. This was somewhat offset by an overweight to Industrials and an underweight to Consumer Discretionary.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Industrials, Energy and Information Technology sectors. The largest relative underweights were in the Health Care, Consumer Discretionary and Telecommunication Services sectors.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC Micro Cap Fund Class P	–3.05%	0.63%	6.22%	10.35%
Allianz AGIC Micro Cap Fund Institutional Class	–2.88%	0.75%	6.33%	10.46%
Russell Microcap Growth Index	–0.24%	–2.26%	3.45%	4.42%
Lipper Small-Cap Core Funds Average	3.70%	0.47%	6.53%	9.14%

† The Fund began operations on 7/12/95. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/95.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 1.93% for Class P shares and 1.53% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.65% for Class P shares and 1.53% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

30	Allianz Multi-Strategy Funds

Allianz AGIC Micro Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Industry Allocation

Software	10.2%
Machinery	8.2%
Health Care Equipment & Supplies	7.9%
Oil, Gas & Consumable Fuels	5.6%
Semiconductors & Semiconductor Equipment	4.8%
Electronic Equipment, Instruments & Components	4.6%
Specialty Retail	4.3%
Internet Software & Services	4.3%
Other	48.4%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$811.20	$812.50
Expenses Paid During Period	$7.49	$7.00

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,016.80	$1,017.35
Expenses Paid During Period	$8.34	$7.79

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.65% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	31

Allianz AGIC Ultra Micro Cap Fund

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2011, Institutional Class Shares, at NAV, of Allianz AGIC Ultra Micro Cap Fund returned 6.04%, outperforming its benchmark, the Russell Microcap Growth Index (the “benchmark index”), which returned -0.24% during the reporting period.

The U.S. microcap growth market experienced periods of heightened volatility during the reporting period. The market posted strong results during the first half of the reporting period. Despite several economic headwinds, geopolitical events, the devastating earthquake in Japan and the European sovereign debt crisis, investors generally focused on corporate profits that largely exceeded expectations. The microcap growth market gave back its gains during the second half of the reporting period as investor risk appetite was often replaced with heightened risk aversion. This change in investor sentiment was triggered by a number of factors, including fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and increased concerns of contagion from the escalating European sovereign debt crisis.

Five of the 10 sectors in the benchmark index generated positive returns during the reporting period. The best-performing sectors were Financials, Health Care and Industrials. In contrast, Materials, Energy and Consumer Discretionary posted the worst returns.

During the reporting period, stock selection was the primary driver of Fund outperformance versus the benchmark index, while sector allocation detracted from relative results. In terms of stock

selection, holdings in the Information Technology, Materials and Energy sectors added the most value during the reporting period. This was partially offset by weak stock selection in the Industrials and Consumer Discretionary sectors.

From a sector allocation perspective, an underweight to Health Care and an overweight to Energy detracted the most from results. This was somewhat offset by an overweight to Industrials.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Industrials, Energy and Information Technology sectors. The largest relative underweights were in the Health Care, Financials and Consumer Staples sectors.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	Since Inception†
Allianz AGIC Ultra Micro Cap Fund Class P	5.79%	9.11%
Allianz AGIC Ultra Micro Cap Fund Institutional Class	6.04%	9.26%
Russell Microcap Growth Index	–0.24%	0.55%
Lipper Small-Cap Core Funds Average	3.70%	2.40%

† The Fund began operations on 1/28/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 6.83% for Class P shares and 3.81% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 2.41% for Class P shares and 2.23% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

32	Allianz Multi-Strategy Funds

Allianz AGIC Ultra Micro Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Industry Allocation

Software	8.1%
Health Care Equipment & Supplies	7.5%
Machinery	7.1%
Internet Software & Services	6.5%
Oil, Gas & Consumable Fuels	5.4%
Aerospace & Defense	4.6%
Health Care Technology	4.4%
Communications Equipment	4.2%
Other	50.9%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$856.30	$857.10
Expenses Paid During Period	$11.21	$10.38

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,012.99	$1,013.89
Expenses Paid During Period	$12.16	$11.26

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (2.41% for Class P and 2.23% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	33

Allianz AGIC U.S. Emerging Growth Fund (formerly Allianz AGIC Emerging Growth Fund)

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2011, Class A Shares, at NAV, of Allianz AGIC U.S. Emerging Growth Fund returned 3.87%, underperforming its benchmark, the Russell 2000 Growth Index (the “benchmark index”), which returned 4.70% during the reporting period.

The 12-month period, specifically the latter half, was unique in that company-specific fundamentals were overshadowed by macroeconomic and political headlines—both of which led to elevated volatility and record correlations among equities. More rational pricing of stocks began to resurface into period end.

The U.S. stock market experienced periods of heightened volatility during the reporting period. The market posted strong results during the first half of the reporting period. Despite several economic headwinds, geopolitical events, the devastating earthquake in Japan and the European sovereign debt crisis, investors generally focused on corporate profits that largely exceeded expectations. The market gave back a portion of its gains during the second half of the reporting period as investor risk appetite was often replaced with heightened risk aversion. This change in investor sentiment was triggered by a number of factors, including fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and increased concerns of contagion from the escalating European sovereign debt crisis.

Seven of the 10 sectors in the benchmark index generated positive returns during the reporting period. The best-performing sectors were Consumer Staples, Health Care and Energy. In contrast, Materials, Utilities and Consumer Discretionary posted negative returns.

During the reporting period, stock selection contributed positively to performance versus the benchmark index, while sector allocation detracted from relative results. In terms of stock selection, holdings in the Consumer Discretionary,

Industrials and Materials sectors added the most value during the reporting period. This was partially offset by weak stock selection in the Information Technology, Financials and Health Care sectors.

From a sector allocation perspective, an underweight to Health Care and overweights to Energy, Materials and Industrials detracted the most from results. This was somewhat offset by underweights to Information Technology and Consumer Discretionary.

During the reporting period, the Fund’s largest overweights relative to the benchmark index ere in the Industrials, Consumer Discretionary and Materials sectors. The largest relative underweights were in the Health Care, Consumer Staples and Financials sectors.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	5 Year	10 Year	Since Inception†
Allianz AGIC U.S. Emerging Growth Fund Class A	3.87%	3.88%	4.74%	6.35%
Allianz AGIC U.S. Emerging Growth Fund Class A (adjusted)	–1.84%	2.71%	4.15%	6.02%
Allianz AGIC U.S. Emerging Growth Fund Class C	3.13%	3.11%	3.96%	5.56%
Allianz AGIC U.S. Emerging Growth Fund Class C (adjusted)	2.13%	3.11%	3.96%	5.56%
Allianz AGIC U.S. Emerging Growth Fund Class D	3.87%	3.88%	4.74%	6.35%
Allianz AGIC U.S. Emerging Growth Fund Class R	3.63%	3.62%	4.48%	6.08%
Allianz AGIC U.S. Emerging Growth Fund Class P	4.12%	4.14%	5.00%	6.61%
Allianz AGIC U.S. Emerging Growth Fund Institutional Class	4.28%	4.25%	5.11%	6.72%
Russell 2000 Growth Index	4.70%	2.08%	5.14%	5.42%
Lipper Small-Cap Core Funds Average	3.70%	0.47%	6.53%	9.26%

† The Fund began operations on 10/1/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/93.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 2.35% for Class A shares, 3.10% for Class C shares, 2.35% for Class D shares, 2.60% for Class R shares, 2.10% for Class P shares and 1.58% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class D shares, 1.75% for Class R shares, 1.25% for Class P shares and 1.15% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

34	Allianz Multi-Strategy Funds

Allianz AGIC U.S. Emerging Growth Fund (formerly Allianz AGIC Emerging Growth Fund) (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Industry Allocation

Specialty Retail	9.8%
Oil, Gas & Consumable Fuels	8.0%
Software	7.5%
Machinery	7.1%
Pharmaceuticals	4.8%
Health Care Providers & Services	4.7%
Trading Companies & Distributors	4.4%
Semiconductors & Semiconductor Equipment	3.9%
Other	49.3%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$852.40	$848.80	$851.90	$851.00	$853.20	$854.00
Expenses Paid During Period	$6.97	$10.43	$6.96	$8.12	$5.81	$5.34

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class R	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,017.55	$1,013.79	$1,017.55	$1,016.29	$1,018.80	$1,019.30
Expenses Paid During Period	$7.59	$11.36	$7.59	$8.85	$6.33	$5.82

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.50% for Class A, 2.25% for Class C, 1.50% for Class D, 1.75% for Class R, 1.25% for Class P and 1.15% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	35

Allianz F&T Behavioral Advantage Large Cap Fund

(Unaudited)

Portfolio Insights

U.S. stocks gave investors a wild ride during the abbreviated review period as the constant flow of both optimistic and pessimistic news emanating from Europe drove stock returns in both regions. The effects from the “fear trade” were felt in the month of September as the S&P 500 Index returned -7.03% on heightened concerns resulting from the European debt crisis and its possible negative impact to global economic growth. Equity performance in October experienced a sharp rebound, however, with the S&P 500 Index surging 10.93% as Eurozone leaders, specifically France and Germany, reassured investors of a new plan to help ease the debt crisis and discussions of China’s possible investment in Europe’s debt bailout fund helped to buoy markets. Uncertainty brought on by the resignations of both the Prime Ministers of Greece and Italy initially weighed on equity markets in November, but a late month rally left the S&P 500 Index little changed returning -0.22% percent.

The Allianz F&T Behavioral Advantage Large Cap Fund, which launched on September 8, 2011, seeks to capitalize on the mispricing of U.S. large-cap stocks caused by behavioral biases. The Fund’s Class A Shares, at NAV, returned 7.00%

from inception through November 30, 2011, outperforming its benchmark, the S&P 500 Index, which returned 5.72% over this same period.

We are pleased with the Fund’s performance results, especially considering the high level of volatility provided by the equity markets over this review period. We would like to emphasize our strategy’s focus on stock-level information that considers fundamental factors, as well as measurements indicative of stocks that may be mispriced as a result of behavioral biases among investors. With this in mind, the Fund may experience short-term relative underperformance during certain periods, but offers investors the prospect of relative outperformance over a longer timeframe.

Overall, positive stock selection was the largest contributor to the Fund’s performance specifically highlighted by the contribution from the Health Care and Information Technology sectors. In particular, certain biotechnology and software names benefitted returns as these stocks were emphasized in the portfolio based on behavioral adjustments from investors’ tendencies to underreact to information. Also assisting relative performance was the Fund’s underweight exposure to the Financials sector which also resulted from our behavioral finance modifications.

Weighing on results was stock selection from mainly the Materials sector, but also to a lesser extent from the Energy and Telecommunication sectors. Relative performance was negatively impacted, specifically among chemical stocks, as a result of adjustments from our behavioral finance process that emphasizes stocks that may be mispriced as a result of overreaction bias among investors.

The Fund’s stock selection process utilizes a company’s fundamentals adjusted for any behavioral biases that may cause a mispricing in a stock’s valuation. As such, the portfolio is constructed using a “bottom-up” approach without the explicit consideration of macroeconomic or “top-down” forecasts. Instead, the Fund’s strategy relies on a disciplined approach in its stock selection and portfolio construction processes providing a repeatable source of potential above-benchmark returns over a longer-term investor time horizon.

Cumulative Total Return for the period ended November 30, 2011

Since Inception†
Allianz F&T Behavioral Advantage Large Cap Fund Class A	7.00%
Allianz F&T Behavioral Advantage Large Cap Fund Class A (adjusted)	1.12%
Allianz F&T Behavioral Advantage Large Cap Fund Class C	6.80%
Allianz F&T Behavioral Advantage Large Cap Fund Class C (adjusted)	5.80%
Allianz F&T Behavioral Advantage Large Cap Fund Class D	7.00%
Allianz F&T Behavioral Advantage Large Cap Fund Class P	7.00%
Allianz F&T Behavioral Advantage Large Cap Fund Institutional Class	7.07%
S&P 500 Index	5.72%
Lipper Large-Cap Core Funds Average	2.10%

† The Fund began operations on 9/8/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 8/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 3.29% for Class A shares, 4.04% for Class C shares, 3.29% for Class D shares, 3.14% for Class P shares and 3.04% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.90% for Class A shares, 1.65% for Class C shares, 0.90% for Class D shares, 0.65% for Class P shares and 0.55% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

36	Allianz Multi-Strategy Funds

Allianz F&T Behavioral Advantage Large Cap Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Industry Allocation

Oil, Gas & Consumable Fuels	13.1%
Health Care Providers & Services	5.5%
Food & Staples Retailing	4.6%
Specialty Retail	4.5%
Media	4.2%
IT Services	3.7%
Energy Equipment & Services	3.4%
Aerospace & Defense	3.2%
Other	57.3%
Cash & Equivalents — Net	0.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (9/8/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,070.00	$1,068.00	$1,070.00	$1,070.00	$1,070.70
Expenses Paid During Period	$2.12	$3.88	$2.12	$1.53	$1.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,020.56	$1,016.80	$1,020.56	$1,021.81	$1,022.31
Expenses Paid During Period	$4.56	$8.34	$4.56	$3.29	$2.79

The Fund commenced operations on September 8, 2011. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning June 1, 2011.

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (0.90% for Class A, 1.65% for Class C, 0.90% for Class D, 0.65% for Class P and 0.55% for Institutional Class), multiplied by the average account value over the period, multiplied by 83/365 for the Actual expense example and 183/365 for the Hypothetical expense example.

Annual Report	November 30, 2011	37

Allianz NFJ Global Dividend Value Fund

(Unaudited)

Portfolio Insights

For the 12-month period ended November 30, 2011, Class A Shares, at NAV, of Allianz NFJ Global Dividend Value Fund returned 1.85%, outperforming its benchmark, the MSCI All Country World Index (the “benchmark index”), which returned -0.36% during the reporting period. Dividend payers also performed strongly over the period, and within the benchmark index outpaced non-dividend paying stocks by 3.8 percentage points. This provided a nice tailwind for the Fund, which invests exclusively in dividend-paying securities or securities that are expected to pay dividends.

The global stock market experienced periods of heightened volatility during the reporting period. The market posted strong results during the first half of the reporting period. Despite several economic headwinds, geopolitical events, the devastating earthquake in Japan and the European sovereign debt crisis, investors generally focused on corporate profits that largely exceeded expectations. The market gave back its gains during the second half of the reporting period as investor risk appetite was often replaced with heightened risk aversion. This change in investor sentiment was triggered by a number of factors, including fears of a double-dip recession, Standard & Poor’s downgrade of U.S. Treasuries and increased concerns of contagion from the escalating European sovereign debt crisis.

Seven of the 10 sectors in the benchmark index generated positive returns during the reporting period. The best-performing sectors were Consumer Staples, Health Care and Energy. In contrast, Financials, Materials and Industrials posted negative returns. In terms of countries, only 12 of the 45 included in the benchmark index generated positive returns during the reporting period. Greece, Egypt and Turkey posted the worst returns, whereas Ireland, Norway and New Zealand generated the best results.

Stock selection was the main driver of the Fund’s outperformance versus the benchmark index, whereas sector allocation modestly detracted from results. Holdings in the Financials, Information Technology and Energy sectors added the most value during the period. This was somewhat offset by stock selection in the Telecommunication Services and Industrials sectors. From a sector allocation perspective, an underweight to Consumer Staples detracted the most from results. An underweight to financials was also a slight negative, although this was more than offset by strong stock selection in the sector. In contrast, overweights to Energy and Telecommunication Services were the most beneficial for performance during the reporting period.

The Fund’s country allocations did not meaningfully impact performance during the reporting period. Underweights in Japan, Taiwan and India were the most positive for performance. Conversely, results were negatively impacted by the Fund’s underweight in the U.S. and overweights in France and Brazil.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in the Telecommunications Services, Utilities and Energy sectors. The largest relative underweights were in the Consumer Discretionary, Information Technology and Materials sectors. From a country standpoint, Brazil, France and South Korea were the Fund’s largest country overweights, while the U.S., Japan and Canada were the largest underweights.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	Since Inception†
Allianz NFJ Global Dividend Value Fund Class A	1.85%	11.15%
Allianz NFJ Global Dividend Value Fund Class A (adjusted)	–3.76%	8.60%
Allianz NFJ Global Dividend Value Fund Class C	1.12%	10.35%
Allianz NFJ Global Dividend Value Fund Class C (adjusted)	0.15%	10.35%
Allianz NFJ Global Dividend Value Fund Class D	1.91%	11.18%
Allianz NFJ Global Dividend Value Fund Class P	2.13%	11.39%
Allianz NFJ Global Dividend Value Fund Institutional Class	2.21%	11.51%
MSCI All Country World Index	–0.36%	11.06%
Lipper Global Large-Cap Value Funds Average	0.46%	9.02%

† The Fund began operations on 6/26/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/09.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 4.55% for Class A shares, 5.11% for Class C shares, 4.53% for Class D shares, 4.45% for Class P shares and 3.40% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.51% for Class A shares, 2.25% for Class C shares, 1.51% for Class D shares, 1.31% for Class P shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

38	Allianz Multi-Strategy Funds

Allianz NFJ Global Dividend Value Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Country Allocation

United States	34.5%
United Kingdom	7.9%
Brazil	7.9%
France	7.9%
Hong Kong	5.9%
Korea (Republic of)	5.8%
South Africa	4.0%
Germany	3.8%
Other	21.2%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$881.50	$878.50	$881.90	$882.60	$883.20
Expenses Paid During Period	$7.07	$10.60	$7.08	$6.14	$5.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,017.55	$1,013.79	$1,017.55	$1,018.55	$1,019.05
Expenses Paid During Period	$7.59	$11.36	$7.59	$6.58	$6.07

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.50% for Class A, 2.25% for Class C, 1.50% for Class D, 1.30% for Class P and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	39

Allianz RCM All Alpha Fund

(Unaudited)

Portfolio Insights

In the eight month period from March 31, 2011 to November 30, 2011, global equity markets experienced increased volatility and correlation, especially in Q3 2011. Investors worried about the widening sovereign debt crisis in Europe, a possible double-dip recession in the U.S, and signs that the fast-growing Chinese economy was slowing. The developments in the euro-zone profoundly disrupted equity markets this year. Broad selling pressure hurt many investments, including equity markets in the U.S., Europe and Asia amid investors’ fears that political efforts would be insufficient to deal with the challenges facing economies around the world. There are also concerns that Greece will not be able to repay its debt following last year’s €110 billion bailout, prompting investors to worry that the debt crisis will deepen and spread to other countries. In this time period, the S&P 500 Index returned -4.57%, the MSCI Europe was down 14.71%, and the MSCI AC Asia Pacific (ex-Japan) Index lost 17.14%.

The Allianz RCM All Alpha Fund seeks to maximize total return while minimizing the effect of market volatility. The Fund holds both long and short positions of domestic and international equity securities and equity related instruments across multiple market capitalizations, creating a market neutral global equity portfolio.

Since the Fund’s inception on March 31, 2011, Class A Shares, at NAV, of the Allianz RCM All Alpha Fund lost 3.53% while keeping an overall market neutral exposure. On a sector basis, Financials and Health Care contributed the most to relative returns, while exposure to the Technology sector detracted the most from the

Fund’s return. The Telecommunication Services sector was also a negative contributor. In terms of regions, Europe was a positive contributor during this period, while the Asia Pacific ex-Japan region was the largest detractor from the Fund’s returns.

We are cautiously optimistic as we enter 2012. With the continued lack of clarity over the European sovereign debt crisis, macro-driven concerns are leading the markets. As a result, stock market correlations and overall systematic risk remain high. While stocks may continue to be volatile in the near-term, the Allianz RCM All Alpha Fund will focus on generating returns from the dispersions of the long/short positions and keeping neutral exposure to the overall market. Through the portfolio construction process, the Allianz RCM All Alpha Fund aims to deliver risk adjusted returns that have low correlation to the overall equity market and thus can be a valuable component in our clients’ overall long-term asset allocation plan.

Cumulative Total Return for the period ended November 30, 2011

Since Inception†
Allianz RCM All Alpha Fund Class A	–3.53%
Allianz RCM All Alpha Fund Class A (adjusted)	–8.84%
Allianz RCM All Alpha Fund Class C	–4.00%
Allianz RCM All Alpha Fund Class C (adjusted)	–4.96%
Allianz RCM All Alpha Fund Class D	–3.47%
Allianz RCM All Alpha Fund Class P	–3.40%
Allianz RCM All Alpha Fund Institutional Class	–3.27%
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.05%
Lipper Equity Market Neutral Funds Average	–1.26%

† The Fund began operations on 3/31/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 6.08% for Class A shares, 6.83% for Class C shares, 6.08% for Class D shares, 5.93% for Class P shares and 5.83% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 2.71% for Class A shares, 3.46% for Class C shares, 2.71% for Class D shares, 2.46% for Class P shares and 2.36% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

40	Allianz Multi-Strategy Funds

Allianz RCM All Alpha Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Country Allocation

United States	39.9%
China	16.3%
Hong Kong	11.7%
United Kingdom	3.1%
Germany	1.8%
Bermuda	1.0%
France	1.0%
Other	2.3%
Securities Sold Short*	(50.7)%
Cash & Equivalents — Net	73.6%
*	Table below details the country allocation for securities sold short.

Country Allocation — Securities Sold Short

United States	(38.8)%
Switzerland	(2.7)%
France	(2.5)%
United Kingdom	(2.1)%
Germany	(1.4)%
Israel	(0.7)%
Finland	(0.6)%
Other	(1.9)%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$967.20	$963.80	$967.90	$967.90	$969.30
Expenses Paid During Period	$13.31	$17.08	$13.17	$11.84	$11.50

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,011.53	$1,007.67	$1,011.68	$1,013.04	$1,013.39
Expenses Paid During Period	$13.62	$17.46	$13.46	$12.11	$11.76

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (2.70% for Class A, 3.47% for Class C, 2.67% for Class D, 2.40% for Class P and 2.33% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	41

Allianz RCM China Equity Fund

(Unaudited)

Portfolio Insights

For the one-year period ending November 30, 2011, the Class A Shares of the Allianz RCM China Equity Fund returned -20.45%, at NAV, outperforming its benchmark, the MSCI China Net Index, which returned -20.95% for the same period.

Stock selection in the consumer sectors, especially consumer discretionary, was the biggest contributor to performance. Industrials also added to performance in terms of stock picks, but the effect was partially offset by our overweight in the sector relative to the benchmark. The industrials sector was one of the worst performing sectors for the review period due to heightened concerns of a hard landing in China. In contrast, the telecom sector recorded strong performance due to its relatively defensive nature. As a result, our underweight in the sector and certain telecom stocks (in particular large cap stocks that had a high weighting in the benchmark) detracted from the fund’s performance. For risk-control purposes, we added to some large benchmark names to narrow down the underweight positions. However, we continue to like selective mid/small cap names and we took the opportunity of recent share price weakness to top up some of these positions in the past months. On the negative side, stock selection in financials hurt performance as the sector was undermined by the Chinese property market as it entered into a consolidation phase under the current tightening measures. We believe the tightening polices will be more prolonged this time compared to the previous cycle until there is a meaningful correction in the property market. In our view, property price correction is positive for the long-term stability of the property market and the Chinese economy. China’s property market will undergo a testing period in Q4 2011. Supply should increase in the quarter, yet due to credit tightening measures, property developers may need to accelerate project launches with more aggressive price cuts in order to generate cash-flow. The consolidation of the property market is very much policy-engineered. Hence, if correction of property prices leads to significantly adverse impact on the overall economy, we believe there is room for policy measures to relax. News flows could be negative with possible bankruptcies of some property companies although we believe widespread bankruptcies would be unlikely as state-owned enterprises are generally in a strong cash position to drive industry consolidation. Listed companies should also be able to weather through the current industry downturn. In our portfolio, we are underweight in the property sector but will look for opportunities to add property names towards a neutral position in the medium-term.

Overall, we continue to hold on to selective mid/small cap names which we believe are fundamentally strong and possess long-term drivers. We believe these alpha names will recover as market sentiment improves. In addition, we consistently re-visit stocks that have not performed well to see if there is upside potential or any downside risk. Also, we will continue to take risk control for the portfolio. In general, we focus on companies with long-term policy support and are able to deliver earnings growth with high visibility.

We believe the latest RRR cut (announced on November 30, 2011), coupled with easing inflationary pressure, slowing economic growth momentum in China and a deteriorating global economy will continue to underpin market expectations of policy relaxation in China. This will support China equities particularly as valuations are compelling. We would not be biased towards a particular sector in terms of stock selection in the short term as the market has fallen significantly and generally across the board. However, from a longer term perspective, we will continue to favor sectors that have strong structural growth. Our strategy is to select, from a bottom-up perspective, stocks in the areas in which we have a high conviction: IT services and industrials in particular and, if there is a sign of consumer correction, we will also consider increasing our position in the consumer area. These continue to be the three secular growth sectors we favor. For large-capitalization stocks, we like the insurance sector and, as a source of funds, we will probably look to reduce our weightings in some banking stocks.

Cumulative Total Return for the period ended November 30, 2011

	1 Year	Since Inception†
Allianz RCM China Equity Fund Class A	–20.45%	3.39%
Allianz RCM China Equity Fund Class A (adjusted)	–24.82%	–0.48%
Allianz RCM China Equity Fund Class C	–21.02%	2.78%
Allianz RCM China Equity Fund Class C (adjusted)	–21.77%	2.78%
Allianz RCM China Equity Fund Class D	–20.40%	3.54%
Allianz RCM China Equity Fund Class P	–20.18%	3.83%
Allianz RCM China Equity Fund Institutional Class	–20.11%	3.93%
MSCI China Index	–20.95%	–4.98%
Lipper China Region Funds Average	–21.32%	–3.02%

† The Fund began operations on 6/7/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/2010.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 8.21% for Class A shares, 8.88% for Class C shares, 8.10% for Class D shares, 8.13% for Class P shares and 8.01% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.70% for Class A shares, 2.45% for Class C shares, 1.70% for Class D shares, 1.50% for Class P shares and 1.40% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

42	Allianz Multi-Strategy Funds

Allianz RCM China Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Industry Allocation

Commercial Banks	13.6%
Oil, Gas & Consumable Fuels	13.4%
Insurance	6.9%
Diversified Telecommunication Services	6.3%
Specialty Retail	5.5%
Communications Equipment	4.6%
Real Estate Management & Development	4.2%
Beverages	3.6%
Other	40.7%
Cash & Equivalents — Net	1.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$814.80	$812.40	$815.30	$816.20	$816.90
Expenses Paid During Period	$7.73	$11.13	$7.74	$6.83	$6.38

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,016.55	$1,012.78	$1,016.55	$1,017.55	$1,018.05
Expenses Paid During Period	$8.59	$12.36	$8.59	$7.59	$7.08

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.70% for Class A, 2.45% for Class C, 1.70% for Class D, 1.50% for Class P and 1.40% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	43

Allianz RCM Disciplined Equity Fund

(Unaudited)

Portfolio Insights

U.S. stocks were volatile during the 12-month period ending November 30, 2011 amid a string of weak reports and unsettling events. Developments in the euro-zone, concerns of a hard landing in China and fears the U.S. may slip back into recession weighed on the equity markets globally.

Stock market correlations and volatility spiked during the period. An October rally helped major indices recover losses posted earlier in the year. The S&P 500 Index rose 7.83% during this period.

U.S. economic growth slowed during the first half of 2011, weighed down in part by rising oil prices and production disruptions following the earthquake in Japan. In efforts to support the economy, the Federal Reserve pledged to keep rates near zero through mid-2013 and announced “operation twist”.

Some recent reports indicated the economy improved. Initial jobless claims fell below a key 400,000 level and consumer confidence exceeded forecasts. Q3 GDP grew at an annualized rate of 2%.

Developments in the euro-zone disrupted equity markets this year. There are concerns Greece will not be able to repay its debt following last year’s €110 billion bailout. Investors worry the debt crisis will deepen and spread to other countries.

The Allianz RCM Disciplined Equity Fund seeks long-term capital growth by primarily investing in the stocks of companies domiciled in the U.S.

For the 12-month period ending November 30, 2011, the Allianz RCM Disciplined Equity Fund, Class A Shares, at NAV, returned 4.83%, underperforming the benchmark S&P 500 Index return of 7.83%. The bulk of the underperformance was driven by negative stock selection, and sector allocation was also negative.

On a sector basis, the portfolio’s overweight exposure to energy and underweight exposure to financial stocks positively contributed to relative returns while the portfolio’s underweight exposures to the utilities and consumer discretionary sectors negatively contributed. On balance, the impact of sector allocation was slightly negative.

We are cautiously optimistic on U.S. equities as we enter 2012. Despite the negative headwinds generated earlier in 2011 by Middle East driven oil price spikes, the Japanese tsunami, and the ongoing turmoil in Europe, the U.S. economy proved relatively resilient during the year as corporate profits showed continued strength, retail sales remained remarkably robust, and monetary policy was highly accommodative. Heading into 2012, we expect GDP growth to range between 1% and 2% for the year as consumer spending is likely to slow from unsustainably high levels without a significant uptick in hiring. S&P 500 earnings growth is also likely to be moderate as Europe represents close to 20% of S&P 500 companies’ profits, and will likely serve as a drag on company results. Volatility is likely to remain elevated for at least the first several months of the year given the uncertainties surrounding the global economy as well as the U.S. elections in November.

In the coming months, we will continue to adhere to our investment process and remain focused on identifying undervalued companies undergoing positive change.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	Since Inception†
Allianz RCM Disciplined Equity Fund Class A	4.83%	3.59%
Allianz RCM Disciplined Equity Fund Class A (adjusted)	–0.93%	1.87%
Allianz RCM Disciplined Equity Fund Class C	4.04%	2.82%
Allianz RCM Disciplined Equity Fund Class C (adjusted)	3.04%	2.82%
Allianz RCM Disciplined Equity Fund Class D	4.84%	3.58%
Allianz RCM Disciplined Equity Fund Class P	5.05%	3.85%
Allianz RCM Disciplined Equity Fund Institutional Class	5.15%	3.94%
S&P 500 Index	7.83%	3.07%
Lipper Large-Cap Core Funds Average	5.14%	0.56%

† The Fund began operations on 7/15/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 2.24% for Class A shares, 2.92% for Class C shares, 2.68% for Class D shares, 2.04% for Class P shares and 1.93% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class D shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

44	Allianz Multi-Strategy Funds

Allianz RCM Disciplined Equity Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Industry Allocation

Oil, Gas & Consumable Fuels	10.0%
Software	8.2%
Energy Equipment & Services	7.2%
Pharmaceuticals	5.9%
Health Care Equipment & Supplies	5.6%
Aerospace & Defense	5.4%
Semiconductors & Semiconductor Equipment	4.8%
Diversified Telecommunication Services	4.2%
Other	47.6%
Cash & Equivalents — Net	1.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$916.60	$913.00	$916.50	$917.20	$917.80
Expenses Paid During Period	$6.01	$9.59	$6.01	$5.05	$4.57

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,018.80	$1,015.04	$1,018.80	$1,019.80	$1,020.31
Expenses Paid During Period	$6.33	$10.10	$6.33	$5.32	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.25% for Class D, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	45

Allianz RCM Global EcoTrendsSM Fund

(Unaudited)

Portfolio Insights

For the twelve-month period ended November 30, 2011, Class A Shares of the Allianz RCM Global EcoTrendsSM Fund at NAV, returned -5.65%, outperforming its benchmark, the FTSE ET50 Index, which returned -18.70% over the same period.

The relative outperformance was largely due to the Fund’s underweight to Solar and Wind and overweight to Pollution Control. Though industry allocation was positive overall, underweighting the Biomass/Fuel and Hazardous Waste segments modestly detracted from returns. Stock selection within Solar and Wind was notably positive, though selection among Pollution Control and Recycling companies modestly detracted.

The tragedy in Japan after the March 2011 earthquake and tsunami and subsequent nuclear crisis had a large impact on environmental stocks as investors focused attention on low carbon energy alternatives and the price of renewable energy stocks spiked. The Japanese Prime Minister, Naoto Kan, outlined a new energy policy that would emphasize solar and wind power, with the aim that Japan should receive 20% of its total energy supply from renewable sources in a decade or so. Germany’s coalition government also announced a reversal of policy that will see all the country’s nuclear power plants phased out by

2022. Before March’s moratorium on the older power plants, Germany relied on nuclear power for 23% of its energy. This change should mean extra demand for renewable energy.

However, many of these gains seen in March were given back in April and May 2011. The wind names gave up most of the gains as the investors realized that little had changed in the wind demand-supply fundamentals in the short term. Solar companies were hit by fears of sharply falling selling prices of solar panels as demand was soft in Europe.

The second half of the year was dominated by macro-economic concerns and uncertainties surrounding elevated debt levels of various countries, particularly in Europe. Renewable energy, for example, has been faced with austerity measures throughout Europe which has cut feed-in-tariffs and thus damaged demand, while at the same time these same companies are faced with growing competition and rising financing costs. The Fund’s underweight to this sector helped and underweight positions among renewable energy Solar and wind companies proved positive for performance. Exposure to a U.S. oil & gas exploration and production company provided the largest active contribution over the period. The company has exposure to natural gas and shale gas primarily in their Southwestern Division and Southern Appalachia Division. The company has benefited greatly from takeover speculation during the year while we believe that the market had also under-priced the success of its U.S. shale gas fields.

With the continued lack of clarity over the European Sovereign Debt Crisis, macro-driven concerns are leading the markets and causing great volatility. The Fund continues to focus on leading clean technology firms and is invested in non-subsidy driven proven technologies with secular tailwinds in instrumentation & automation for energy efficiency, quality improvement and waste reduction, water/waste treatment, natural gas, pollution control and clean water. These technologies, although well established in developed markets continue to be interesting now that emerging economies in Asia can pay for them.

With roughly 50% of the fund positioned within industrials, the portfolio remains relatively exposed to market movements as industrials are by nature higher beta stocks. Where we are positioned in more defensive sectors such as utilities we still look for strong growth prospects in companies based in Emerging Markets.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	Since Inception†
Allianz RCM Global EcoTrendsSM Fund Class A	–5.65%	–5.80%
Allianz RCM Global EcoTrendsSM Fund Class A (adjusted)	–10.84%	–6.89%
Allianz RCM Global EcoTrendsSM Fund Class C	–6.33%	–6.43%
Allianz RCM Global EcoTrendsSM Fund Class C (adjusted)	–7.27%	–6.43%
Allianz RCM Global EcoTrendsSM Fund Class D	–5.59%	–5.73%
Allianz RCM Global EcoTrendsSM Fund Class P	–5.46%	–5.54%
Allianz RCM Global EcoTrendsSM Fund Institutional Class	–5.34%	–5.44%
FTSE ET50 Index	–18.70%	–7.24%
Lipper Global Natural Resources Funds Average	–4.53%	2.62%

† The fund began operations on 1/31/07. The reorganization of Allianz RCM Global EcoTrendsSM Fund, a closed-end interval fund, into an open-end mutual fund was approved by the Fund’s shareholders on August 20, 2008. This transition took place on September 2, 2008. Benchmark return and Lipper performance comparisons began on 1/31/07.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 1.74% for Class A shares, 2.51% for Class C shares, 1.73% for Class D shares, 1.57% for Class P shares and 1.39% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.64% for Class A shares, 2.40% for Class C shares, 1.65% for Class D shares, 1.45% for Class P shares and 1.35% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

46	Allianz Multi-Strategy Funds

Allianz RCM Global EcoTrendsSM Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Country Allocation

United States	40.4%
Germany	6.5%
United Kingdom	6.0%
Japan	5.4%
China	5.3%
Austria	4.0%
France	3.8%
Finland	3.8%
Other	23.1%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$822.20	$819.10	$822.00	$822.80	$823.30
Expenses Paid During Period	$7.49	$10.94	$7.54	$6.63	$6.17

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,016.85	$1,013.04	$1,016.80	$1,017.80	$1,018.30
Expenses Paid During Period	$8.29	$12.11	$8.34	$7.33	$6.83

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.64% for Class A, 2.40% for Class C, 1.65% for Class D, 1.45% for Class P and 1.35% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	47

Allianz RCM Global Water Fund

(Unaudited)

Portfolio Insights

The Allianz RCM Global Water Fund’s Class A Shares, at NAV, returned 1.62% for the 12-month period ending November 30, 2011. This return underperformed the Fund’s benchmark, the S&P Global Water Index which returned 3.10%.

The first half of the reporting year was positive for equity markets and consequently stocks of water related companies increased as well. The second half of the year, however, was dominated by macro-economic concerns and uncertainties surrounding the elevated debt levels of various countries, particularly in Europe. These concerns resulted in declining equity markets and in part declining water stocks as investors in general became more risk averse.

Within the universe of water related stocks, the preference for low-risk companies resulted in an outperformance of regulated water utilities in the U.K. and an underperformance of the more cyclical companies offering industrial water technology equipment or construction related materials. The Fund’s underperformance over the year ending November 30, 2011 was driven by relatively weak stock selection.

Governments’ austerity measures, especially those on the municipality level, have resulted in fewer water projects and less demand for water infrastructure materials or appliances. This development was intensified by the continuous slow development in U.S. and Europe regarding new residential housing. As a consequence, stocks of companies selling construction materials to, or offering water project work for, the public sector suffered from decreasing demand.

On the positive side, the structural growth prospects of the water theme attracted interest from other professional investors and resulted in various mergers and acquisitions. In Europe, a U.K. regulated water utility was bought by an infrastructure investment fund at a high premium. A Swiss industrial pump company entered the water theme by acquiring a water pumps division, and now seeks to make water and sewage pumps one of its key future development areas. In the U.S., a water chemicals firm was acquired by a company that specializes in manufacturing and distributing cleaning and sanitizing products. Meanwhile an industrial manufacturing company bought a membrane water filtration company to enhance its exposure to the water filtration market. Finally, a market leader in the water test and measurement segment further strengthened its leading position in analysis through the acquisition of a diagnostics and life science company.

Government austerity measures will likely result in a prolonged period of low growth but given that water and waste water treatment is essential and quality standards are regulatory driven, we believe that investments cannot get delayed permanently but only temporarily. Further, water investments are typically funded separately via dedicated water tariffs making them more resilient than other infrastructure investments. We continue to see opportunities in hydropower, test and measurement tools, water efficient agricultural equipment and sewage treatment technology. In addition, the still poor quality and lack of safe-to-drink water in the emerging countries continues to represent a significant market opportunity for water technology products.

Average Annual Total Return for the period ended November 30, 2011

	1 Year	Since Inception†
Allianz RCM Global Water Fund Class A	1.62%	–2.36%
Allianz RCM Global Water Fund Class A (adjusted)	–3.97%	–3.86%
Allianz RCM Global Water Fund Class C	0.93%	–3.09%
Allianz RCM Global Water Fund Class C (adjusted)	–0.07%	–3.09%
Allianz RCM Global Water Fund Class D	1.49%	–2.39%
Allianz RCM Global Water Fund Class P	1.85%	–2.11%
Allianz RCM Global Water Fund Institutional Class	1.99%	–2.03%
S&P Global Water Index	3.10%	–0.79%
Lipper Global Natural Resources Funds Average	–4.53%	–5.56%

† The Fund began operations on 3/31/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/08.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 1.80% for Class A shares, 2.60% for Class C shares, 2.74% for Class D shares, 1.64% for Class P shares and 1.48% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.71% for Class A shares, 2.46% for Class C shares, 1.70% for Class D shares, 1.51% for Class P shares and 1.40% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

48	Allianz Multi-Strategy Funds

Allianz RCM Global Water Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Country Allocation

United States	42.3%
United Kingdom	18.8%
Switzerland	8.7%
France	5.9%
Austria	5.2%
Sweden	5.0%
Brazil	4.4%
Hong Kong	2.6%
Other	5.3%
Cash & Equivalents — Net	1.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$879.30	$876.10	$879.10	$880.70	$881.00
Expenses Paid During Period	$8.10	$11.57	$8.01	$7.17	$6.70

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,016.44	$1,012.73	$1,016.55	$1,017.45	$1,017.95
Expenses Paid During Period	$8.69	$12.41	$8.59	$7.69	$7.18

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.72% for Class A, 2.46% for Class C, 1.70% for Class D, 1.52% for Class P and 1.42% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	49

Allianz RCM Redwood Fund

(Unaudited)

Portfolio Insights

For the fiscal period ended November 30, 2011, Class A Shares, at NAV, of the Allianz RCM Redwood Fund returned -3.73%, trailing the S&P 500 Index which returned 1.11%. The biggest contributors to the Fund’s returns included consumer discretionary and healthcare holdings. Conversely, industrials and energy holdings negatively impacted the Fund’s returns.

The market environment was volatile during most of the fiscal period ended November 30, 2011. U.S. stocks rose during the first quarter, continuing the very strong rebound that began in the later part of 2010. The rally was supported by a strengthening economy, better than expected corporate profits, and new stimulus measures. The market tone changed in late February and stocks pulled back sharply as civil unrest spread to Libya, OPEC’s 10th largest crude oil exporter. The S&P 500 Index declined to a 2011 low in mid-March, following the earthquake and the resulting tsunami and nuclear crisis in Japan. The CBOE Market Volatility Index (VIX) spiked from below 16 in mid-January to nearly 30 at the onset of the Japan disasters. During this time, the Fund behaved as was designed; offering protection in down markets.

U.S. markets remained volatile during the second quarter largely dominated by macro economic news. Investor sentiment oscillated between optimism and fear over the strength of the global economic recovery and the debt crisis in the euro zone. Investors generally became more risk adverse during the second quarter, moving money out of equity and commodities and into bonds.

Investor sentiment changed near the end of June on the promise of a solution to the Greek debt crisis. The subsequent relief rally spurred the S&P 500 Index to rise more than 4% during the last 4 trading days in June. Despite the volatility in the market, the VIX reached a 2011 low in late April of 14.6 and a high of nearly 23 in mid-June, which was nowhere near the spike of nearly 30 at the onset of the Japan disasters in March.

Negative sentiment peaked during the third quarter. Investors worried about the widening sovereign debt crisis in Europe, a possible double-dip recession in the U.S., debt ceiling negotiations in Washington, and a potential hard landing in China. The S&P 500 Index declined 13.87% in Q3, its worst quarterly return since the financial crisis of 2008.

During the market selloff from the July 21st peak to the August 8th market lows, the Fund outperformed the broad market by over 5%. Over this period, the S&P 500 Index declined by over 16%. However, we expected greater downside protection during this period. The underperformance versus expectations came from two distinct areas: stock selection and volatility. The cyclical sectors of the market, such as industrials and materials, each declined more than 20% during the quarter. The Fund’s exposure to these sectors hurt returns. Concurrently, the VIX rose 50% to 48 on August 8th after being below 20 for most of the year. The velocity of this change was historic in magnitude and was even greater than the change during the 2008 recession. Generally, an increase in volatility increases the value of the short call positions. This rise in volatility caused a negative mark to market effect in the short term affecting returns. We repositioned the Fund towards the end of the quarter based on our bottom-up approach and decreased the cyclical exposure by increasing weights in telecommunications and healthcare and decreasing weights in materials, financials and industrials. Since this readjustment the Fund has behaved in-line with our expectations.

Stocks jumped sharply higher in October, driven by hopes of a resolution to the European debt crisis and a batch of better than expected U.S. economic reports. The S&P 500 Index posted an historic 11% gain, its best monthly performance since 1991, after posting 5 consecutive monthly losses. The Fund increased over 6%, capturing more than 50% of the market’s up move. This performance is in-line with our expectations.

Major U.S. equity indices retreated for most of November, as the debt crisis in Europe worsened and as the U.S. congressional Super Committee failed to identify budget cuts by the Thanksgiving-week deadline. Stocks rallied on November 30th as the world’s major central banks took coordinated action to provide liquidity to the banking system, especially distressed European banks. This same day, the People’s Bank of China announced it would lower the amount of cash banks must have on reserve for the first time since 2008. The S&P 500 Index finished the month slightly negative, while the VIX remained in the low 30s during most of the month, finishing just below 28 on November 30th. The Fund outperformed the S&P 500 Index by over 100 bps during the month, and continues to perform in-line with our expectations.

Cumulative Total Return for the period ended November 30, 2011

Since Inception†
Allianz RCM Redwood Fund Class A	–3.73%
Allianz RCM Redwood Fund Class A (adjusted)	–9.03%
Allianz RCM Redwood Fund Class C	–4.40%
Allianz RCM Redwood Fund Class C (adjusted)	–5.36%
Allianz RCM Redwood Fund Class D	–3.67%
Allianz RCM Redwood Fund Class P	–3.47%
Allianz RCM Redwood Fund Institutional Class	–3.40%
BofA Merrill Lynch 3-Month U.S. Treasury Bill	0.10%
S&P 500 Index	1.11%
Lipper Equity Market Neutral Funds Average	–0.43%

† The Fund began operations on 12/27/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/10.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 4.31% for Class A shares, 5.06% for Class C shares, 4.31% for Class D shares, 4.06% for Class P shares and 3.96% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/12. The Fund’s expense ratios net of this reduction are 1.75% for Class A shares, 2.50% for Class C shares, 1.75% for Class D shares, 1.50% for Class P shares and 1.40% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

50	Allianz Multi-Strategy Funds

Allianz RCM Redwood Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Industry Allocation

Computers & Peripherals	9.3%
Energy Equipment & Services	9.0%
Oil, Gas & Consumable Fuels	8.8%
Financial Services	8.3%
Hotel, Restaurants & Leisure	5.5%
Textiles, Apparel & Luxury Goods	5.4%
Metals & Mining	5.1%
Specialty Retail	5.0%
Other	47.4%
Cash & Equivalents — Net (including Options Purchased and Written)	–3.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$934.60	$930.60	$934.70	$936.00	$936.60
Expenses Paid During Period	$8.49	$12.10	$8.49	$7.28	$6.80

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,016.29	$1,012.53	$1,016.29	$1,017.55	$1,018.05
Expenses Paid During Period	$8.85	$12.61	$8.85	$7.59	$7.08

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (1.75% for Class A, 2.50% for Class C, 1.75% for Class D, 1.50% for Class P and 1.40% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	November 30, 2011	51

Allianz RCM Short Duration High Income Fund

(Unaudited)

Portfolio Insights

The Allianz RCM Short Duration High Income Fund (inception October 3, 2011) finished the initial reporting period ended November 30, 2011 underperforming its benchmark, the BofA Merrill Lynch 1-3 year BB U.S. Cash Pay High Yield Index. The Class A Shares of the Fund returned 2.50% for the period versus 2.71% for the benchmark. However, the Fund’s annualized standard deviation of returns during this period was one-third lower than the benchmark’s.

The Fund’s underperformance can be attributed largely to a significant underweighting of the financial sector. The benchmark has almost 26% of its market value in financials, whereas the Fund’s weighting as of November 30, 2011 was just over 10%. We are currently comfortable with maintaining a significant underweight to the financial sector as this sector is highly correlated with events in Europe. We are concerned about how the European sovereign debt situation unfolds and wish to be as underexposed to Europe as possible. The credits the Fund does own in the financial sector are predominately focused on the

U.S. marketplace and therefore should prove resilient to negative news from Europe.

The Fund commenced operations in October with a $5 million initial seeding and has almost doubled its assets in the first two months. We have used the initial seeding plus the inflows to construct a broadly diversified portfolio. As of November 30, 2011, the Fund held 39 different issuers across 23 industries. Over time, we would expect the Fund to hold somewhere between 50 and 75 different credits across 25 to 30 industries. As we have constructed the portfolio, emphasis has been placed on purchasing “BB”-rated credits which are the highest quality credits in the high yield market. We do not believe that the lower-tier portion of the high yield market offers enough incremental yield relative to the upper-tier portion of the market. The Fund has a “Ba3/BB-“average credit quality and a short 2.1 year average life. We believe that the Fund’s conservative posture leaves it well-positioned to capitalize on market sell-offs due to events in Europe or elsewhere.

We are optimistic that the U.S. high yield market will generate an attractive return in 2012. While events in Europe will likely act as a governor on the U.S. economy in 2012, we do not expect the U.S. to enter a recession next year. However, stagnant economic growth, combined with bouts of extreme market volatility as investors digest the latest news from Europe, will serve to keep the Federal Reserve on hold throughout the year. Another year of zero interest rates should heighten investors’ demand for yield. Currently, investment opportunities in other fixed income asset classes such as Treasuries and investment grade corporates pale in comparison to what can be found in the high yield market. Couple attractive yields with robust fundamentals (cash on the balance sheet for the major issuers in the high yield market is the best it has been in decades), and a strong case can be made that, given the macroeconomic environment we envision for 2012, high yield will be one of the better performing asset classes.

Cumulative Total Return for the period ended November 30, 2011

Since Inception†
Allianz RCM Short Duration High Income Fund Class A	2.50%
Allianz RCM Short Duration High Income Fund Class A (adjusted)	–1.35%
Allianz RCM Short Duration High Income Fund Class C	2.29%
Allianz RCM Short Duration High Income Fund Class C (adjusted)	1.29%
Allianz RCM Short Duration High Income Fund Class D	2.50%
Allianz RCM Short Duration High Income Fund Class P	2.50%
Allianz RCM Short Duration High Income Fund Institutional Class	2.52%
BofA Merrill Lynch 1-3 year BB U.S. Cash Pay High Yield Index	2.71%
Lipper High Current Yield Funds Average	3.23%

† The Fund began operations on 10/3/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/11.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at www.allianzinvestors.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 54 and 55 for more information. The Fund’s gross expense ratios are 3.22% for Class A shares, 3.97% for Class C shares, 3.22% for Class D shares, 3.07% for Class P shares and 2.97% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 3/31/13. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 0.95% for Class D shares, 0.70% for Class P shares and 0.60% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated April 1, 2011, as supplemented to date.

52	Allianz Multi-Strategy Funds

Allianz RCM Short Duration High Income Fund (Cont.)

(Unaudited)

Cumulative Returns Through November 30, 2011

Industry Allocation

Financial Services	10.1%
Healthcare & Hospitals	8.3%
Telecommunications	7.8%
Multi-Media	6.8%
Real Estate Investment Trust	5.2%
Commercial Services	5.2%
Utilities	4.6%
Retail	4.4%
Other	31.5%
Cash & Equivalents — Net	16.1%

Moody’s Ratings*

(as a % of total investments)

*	The letter ratings are provided to indicate the creditworthiness of the underlying bonds in the portfolio and generally range from AAA (highest) to D (lowest). Ratings do not apply to the Fund.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (10/3/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,025.00	$1,022.90	$1,025.00	$1,025.00	$1,025.20
Expenses Paid During Period	$1.53	$2.73	$1.53	$1.13	$0.97

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class D	Class P	Institutional Class
Beginning Account Value (6/1/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,020.31	$1,016.55	$1,020.31	$1,021.56	$1,022.06
Expenses Paid During Period	$4.81	$8.59	$4.81	$3.55	$3.04

The Fund commenced operations on October 3, 2011. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning June 1, 2011.

For each class of the Fund, expenses (net of fee waiver and reimbursement) are equal to the annualized expense ratio for the class (0.95% for Class A, 1.70% for Class C, 0.95% for Class D, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 58/365 for the Actual expense example and 183/365 for the Hypothetical expense example.

Annual Report	November 30, 2011	53

Important Information

(Unaudited)

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The oldest share class for Allianz RCM Global EcoTrendsSM Fund is the A share class, and the C, D, P, and Institutional Class shares were first offered in 9/08. Prior to this date, the Fund was a closed-end interval fund. The oldest share classes for Allianz RCM Global Water Fund are A, C, D, and P, and the Institutional Class shares were first offered in 7/08. The oldest share class for Allianz AGIC International Growth Fund is the Institutional share class and the A, C, D, P and R share classes were first offered in 2/09. Allianz Global Investors Solutions Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): Allianz AGIC Convertible Fund (4/93), Allianz AGIC High Yield Bond Fund (7/96), Allianz AGIC International Growth Opportunities Fund (12/97), Allianz AGIC U.S. Emerging Growth Fund (10/93), Allianz AGIC Micro Cap Fund (7/95), Allianz AGIC Ultra Micro Cap Fund (1/08). For each of these new AGIC funds, Institutional Class is the oldest share class, except that for AGIC International Growth Opportunities Fund, the oldest share class of the predecessor fund merged into Class P.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class D shares are continuously offered through financial service firms, such as broker-dealers or registered investment advisers. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries.

Class B shares of Allianz Multi-Strategy Funds are not available for purchase, except through exchanges and dividend reinvestments for any Funds with Class B shares outstanding (currently only AGIS Global Allocation Fund).

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Trust’s Investment Manager and each Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes), on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com, and on the Securities and Exchange Commission’s (“SEC”) Web site at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s Web site at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

54	Allianz Multi-Strategy Funds

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through November 30, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All the information on the Fund Summary pages, including Portfolio Insights, Average Annual Total Return and Cumulative Return charts, Shareholder Expense Examples and Allocation Summaries, is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, www.allianzinvestors.com, 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes).

Annual Report	November 30, 2011	55

Benchmark Descriptions

(Unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays Capital U.S. Aggregate Index	The Barclays Capital U.S. Aggregate Index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	The BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of The BofA Merrill Lynch US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

BofA Merrill Lynch 3-Month U.S. Treasury Bill	The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but, not beyond three months from the rebalancing date.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch High Yield Master II Index	The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

Dow Jones Real Return Target Date Index; DJ RR 2015 Index; DJ RR 2020 Index; DJ RR 2030 Index; DJ RR 2040 Index; DJ RR 40+ Index; DJ RR Today Index	Each Dow Jones Real Return Target Date Index is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches.

FTSE ET50 Index	The FTSE ET50 Index is comprised of the 50 largest environmental technology companies by market capitalization (approximately $650 million to $9 billion) from a global universe of 400 pure-play environmental technology companies.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

MSCI China Index	The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as B-shares on the Shanghai and Shenzhen exchanges.

MSCI EAFE Index	The MSCI Europe Australasia Far East (MSCI EAFE) Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East.

MSCI World Index	The MSCI World Index is a free float adjusted market capitalization index that is designed to measure global developed market equity.

56	Allianz Multi-Strategy Funds

Benchmark Descriptions (Cont.)

(Unaudited)

Index	Description
Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Growth Index	The Russell 2500 Growth Index is an unmanaged index composed of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P Developed Ex-U.S. Small Cap Growth Index	The Standard & Poor’s Developed Ex-U.S. Small Cap Growth Index is an unmanaged index representing small capitalization securities, defined as the bottom 15% of any given country’s available market capitalization excluding the U.S.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

Annual Report	November 30, 2011	57

Schedules of Investments

November 30, 2011

Allianz Global Investors Solutions 2015 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—20.5%
AGIC Emerging Markets Opportunities	5,063	$117,716
AGIC Income & Growth	35,029	408,791
AGIC International	9,857	120,253
AGIC Opportunity (c)	7,982	165,223
NFJ Dividend Value	36,450	412,253
NFJ International Value	12,521	231,759
NFJ Renaissance	4,354	75,537
NFJ Small-Cap Value	5,912	180,139
RCM Global Commodity Equity (c)	12,547	199,494
RCM Large-Cap Growth	11,951	159,065

Total Allianz Funds (cost—$1,910,103)		2,070,230

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—10.6%
AGIC International Growth Opportunities	2,752	78,648
AGIC U.S. Emerging Growth (c)	15,639	209,411
NFJ Global Dividend Value	18,096	312,881
RCM Disciplined Equity	30,139	465,944

Total Allianz Funds Multi-Strategy Trust (cost—$955,374)		1,066,884

EXCHANGE-TRADED FUNDS—17.2%
iShares Barclays TIPS Bond	2,030	236,982
PIMCO 1-5 Year U.S. TIPS Index (a)	27,891	1,495,515

Total Exchange-Traded Funds (cost—$1,686,186)		1,732,497

OTHER MUTUAL FUNDS (d)—2.0%
ING Global Real Estate (cost—$198,794)	13,198	199,949

PIMCO FUNDS (a)(b)—49.3%
CommoditiesPLUS Strategy	17,367	199,027
Floating Income	30,302	249,991
Foreign Bond (U.S. Dollar-Hedged)	37,651	397,220
Income	27,469	301,605
Real Return	190,567	2,321,102
Short-Term	113,591	1,108,651
Total Return	37,297	402,066

Total PIMCO Funds (cost—$4,614,761)		4,979,662

	Principal Amount (000s)
Repurchase Agreements—1.1%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $115,000; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $118,998 including accrued interest
(cost—$115,000)	$115	115,000

Total Investments (cost—$9,480,218)—100.7%		10,164,222

Liabilities in excess of other assets—(0.7%)		(74,924)

Net Assets—100.0%		$10,089,298

Allianz Global Investors Solutions 2020 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—22.8%
AGIC Emerging Markets Opportunities	4,093	$95,166
AGIC Income & Growth	21,952	256,182
AGIC International	7,899	96,371
AGIC Opportunity (c)	6,124	126,768
NFJ Dividend Value	28,478	322,080
NFJ International Value	8,714	161,294
NFJ Renaissance	3,646	63,261
NFJ Small-Cap Value	3,295	100,407
RCM Global Commodity Equity (c)	8,182	130,095
RCM Large-Cap Growth	7,341	97,713

Total Allianz Funds (cost—$1,334,481)		1,449,337

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—13.1%
AGIC International Growth Opportunities	3,385	96,736
AGIC U.S. Emerging Growth (c)	9,739	130,407
NFJ Global Dividend Value	17,603	304,351
RCM Disciplined Equity	19,706	304,655

Total Allianz Funds Multi-Strategy Trust (cost—$760,046)		836,149

EXCHANGE-TRADED FUNDS—14.2%
iShares Barclays TIPS Bond	1,159	135,301
PIMCO 1-5 Year U.S. TIPS Index (a)	14,290	766,230

Total Exchange-Traded Funds (cost—$871,175)		901,531

OTHER MUTUAL FUNDS (d)—2.5%
ING Global Real Estate (cost—$162,843)	10,712	162,288

PIMCO FUNDS (a)(b)—46.9%
CommoditiesPLUS Strategy	18,601	213,170
Floating Income	22,877	188,733
Foreign Bond (U.S. Dollar-Hedged)	23,898	252,125
Income	17,323	190,210
Real Return	107,684	1,311,596
Short-Term	65,365	637,957
Total Return	17,593	189,647

Total PIMCO Funds (cost—$2,754,151)		2,983,438

Total Investments (cost—$5,882,696)—99.5%		6,332,743

Other assets less liabilities—0.5%		29,633

Net Assets—100.0%		$6,362,376

Allianz Global Investors Solutions 2030 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—32.4%
AGIC Emerging Markets Opportunities	9,494	$220,725
AGIC Income & Growth	28,229	329,430
AGIC International	13,602	165,948
AGIC Opportunity (c)	14,242	294,819
NFJ Dividend Value	32,662	369,407
NFJ International Value	18,886	349,585
NFJ Renaissance	3,469	60,186
NFJ Small-Cap Value	7,202	219,440
RCM Global Commodity Equity (c)	14,221	226,116
RCM Large-Cap Growth	11,016	146,623

Total Allianz Funds (cost—$2,180,231)		2,382,279

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—15.1%
AGIC International Growth Opportunities	7,009	200,305
AGIC U.S. Emerging Growth (c)	13,813	184,955
NFJ Global Dividend Value	20,431	353,260
RCM Disciplined Equity	23,832	368,443

Total Allianz Funds Multi-Strategy Trust (cost—$926,808)		1,106,963

EXCHANGE-TRADED FUNDS (a)—6.7%
PIMCO 1-5 Year U.S. TIPS Index (cost—$488,368)	9,252	496,092

OTHER MUTUAL FUNDS (d)—3.0%
ING Global Real Estate (cost—$217,778)	14,280	216,338

PIMCO FUNDS (a)(b)—42.0%
CommoditiesPLUS Strategy	25,523	292,492
Floating Income	31,129	256,812
Foreign Bond (U.S. Dollar-Hedged)	20,903	220,530
Income	13,468	147,881
Real Return	59,208	721,145
Short-Term	133,388	1,301,866
Total Return	13,677	147,441

Total PIMCO Funds (cost—$3,015,821)		3,088,167

Total Investments (cost—$6,829,006)—99.2%		7,289,839

Other assets less liabilities—0.8%		62,247

Net Assets—100.0%		$7,352,086

58	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2011

Allianz Global Investors Solutions 2040 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—45.2%
AGIC Emerging Markets Opportunities	10,417	$242,185
AGIC Income & Growth	27,293	318,509
AGIC International	18,710	228,259
AGIC Opportunity (c)	14,562	301,434
AGIC Systematic Growth	8,228	115,930
NFJ Dividend Value	33,583	379,829
NFJ International Value	21,164	391,744
NFJ Renaissance	4,293	74,483
NFJ Small-Cap Value	8,061	245,608
RCM Global Commodity Equity (c)	12,697	201,889
RCM Large-Cap Growth	8,715	116,001

Total Allianz Funds (cost—$2,323,818)		2,615,871

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—18.7%
AGIC International Growth Opportunities	7,326	209,364
AGIC U.S. Emerging Growth (c)	12,234	163,810
NFJ Global Dividend Value	19,191	331,815
RCM Disciplined Equity	24,504	378,839

Total Allianz Funds Multi-Strategy Trust (cost—$876,400)		1,083,828

EXCHANGE-TRADED FUNDS—4.6%
iShares Dow Jones U.S. Real Estate Index	1,345	74,163
PIMCO 1-5 Year U.S. TIPS Index (a)	3,521	188,796

Total Exchange-Traded Funds (cost—$267,653)		262,959

OTHER MUTUAL FUNDS (d)—4.4%
ING Global Real Estate (cost—$260,049)	16,955	256,876

PIMCO FUNDS (a)(b)—26.5%
CommoditiesPLUS Strategy	32,807	375,971
Floating Income	35,183	290,257
Short-Term	88,473	863,498

Total PIMCO Funds (cost—$1,630,217)		1,529,726

Total Investments (cost—$5,358,137)—99.4%		5,749,260

Other assets less liabilities—0.6%		35,329

Net Assets—100.0%		$5,784,589

Allianz Global Investors Solutions 2050 Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—49.8%
AGIC Emerging Markets Opportunities	10,930	$254,129
AGIC Income & Growth	28,309	330,365
AGIC International	20,665	252,113
AGIC Opportunity (c)	16,439	340,287
AGIC Systematic Growth	7,823	110,221
NFJ Dividend Value	34,390	388,945
NFJ International Value	21,139	391,291
NFJ Renaissance	4,033	69,977
NFJ Small-Cap Value	8,774	267,345
RCM Global Commodity Equity (c)	14,124	224,572
RCM Large-Cap Growth	8,287	110,299

Total Allianz Funds (cost—$2,435,243)		2,739,544

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—20.2%
AGIC International Growth Opportunities	7,803	223,015
AGIC U.S. Emerging Growth (c)	12,461	166,852
NFJ Global Dividend Value	19,207	332,095
RCM Disciplined Equity	25,092	387,915

Total Allianz Funds Multi-Strategy Trust (cost—$902,534)		1,109,877

EXCHANGE-TRADED FUNDS—1.5%
iShares Dow Jones U.S. Real Estate Index (cost—$91,709)	1,509	83,206

OTHER MUTUAL FUNDS (d)—4.7%
ING Global Real Estate (cost—$264,017)	17,240	261,188

PIMCO FUNDS (a)(b)—23.7%
CommoditiesPLUS Strategy	33,597	385,019
Floating Income	33,451	275,970
Short-Term	65,816	642,366

Total PIMCO Funds (cost—$1,399,622)		1,303,355

Total Investments (cost—$5,093,125)—99.9%		5,497,170

Other assets less liabilities—0.1%		6,829

Net Assets—100.0%		$5,503,999

Allianz Global Investors Solutions Global Allocation Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—38.4%
AGIC Emerging Markets Opportunities	312,191	$7,258,451
AGIC Income & Growth	648,842	7,571,983
AGIC International	707,698	8,633,917
AGIC Opportunity (c)	359,120	7,433,793
AGIC Systematic Growth	153,750	2,166,343
NFJ Dividend Value	482,699	5,459,330
NFJ International Value	762,916	14,121,571
NFJ Large Cap Value	318,422	4,340,098
NFJ Renaissance	154,398	2,678,797
NFJ Small-Cap Value	197,346	6,013,123
RCM Global Commodity Equity (c)	548,720	8,724,654
RCM Large-Cap Growth	563,193	7,496,097

Total Allianz Funds (cost—$70,270,997)		81,898,157

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—15.6%
AGIC International Growth Opportunities	247,774	7,081,374
AGIC U.S. Emerging Growth (c)	571,235	7,648,836
NFJ Global Dividend Value	566,053	9,787,057
RCM Disciplined Equity	563,405	8,710,241

Total Allianz Funds Multi-Strategy Trust (cost—$27,210,107)		33,227,508

EXCHANGE-TRADED FUNDS (a)—10.1%
PIMCO 0-5 Year High Yield Corporate Bond Index	3,400	326,978
PIMCO 1-5 Year U.S. TIPS Index	396,950	21,284,459

Total Exchange-Traded Funds (cost—$21,460,145)		21,611,437

OTHER MUTUAL FUNDS (d)—3.5%
ING Global Real Estate (cost—$7,720,445)	499,223	7,563,222

PIMCO FUNDS (a)(b)—32.5%
CommoditiesPLUS Strategy	301,657	3,456,973
Floating Income	1,161,213	9,580,005
Foreign Bond (U.S. Dollar-Hedged)	790,607	8,340,909
Income	671,387	7,371,833
Short-Term	3,412,804	33,308,970
Total Return	676,740	7,295,261

Total PIMCO Funds (cost—$69,982,474)		69,353,951

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	59

Schedules of Investments

November 30, 2011

	Principal Amount (000s)	Value

Repurchase Agreements—0.2%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $490,000; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $502,435 including accrued interest
(cost—$490,000)	$490	$490,000

Total Investments (cost—$197,134,168)—100.3%		214,144,275

Liabilities in excess of other assets—(0.3%)		(722,686)

Net Assets—100.0%		$213,421,589

Allianz Global Investors Solutions Global Growth Allocation Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—53.4%
AGIC Emerging Markets Opportunities	15,437	$358,901
AGIC Income & Growth	27,585	321,912
AGIC International	29,810	363,685
AGIC Opportunity (c)	20,859	431,779
AGIC Systematic Growth	10,487	147,767
NFJ Dividend Value	45,396	513,434
NFJ International Value	31,734	587,403
NFJ Renaissance	6,084	105,561
NFJ Small-Cap Value	12,362	376,665
RCM Global Commodity Equity (c)	20,802	330,749
RCM Large-Cap Growth	19,442	258,768

Total Allianz Funds (cost—$3,434,460)		3,796,624

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—22.6%
AGIC International Growth Opportunities	12,618	360,609
AGIC U.S. Emerging Growth (c)	16,703	223,658
NFJ Global Dividend Value	29,584	511,509
RCM Disciplined Equity	33,235	513,820

Total Allianz Funds Multi-Strategy Trust (cost—$1,338,476)		1,609,596

EXCHANGE-TRADED FUNDS—1.4%
iShares Dow Jones U.S. Real Estate Index (cost—$112,008)	1,843	101,623

OTHER MUTUAL FUNDS (d)—4.4%
ING Global Real Estate (cost—$315,998)	20,657	312,951

PIMCO FUNDS (a)(b)—19.9%
CommoditiesPLUS Strategy	18,708	214,388
Floating Income	51,608	425,766
Short-Term	79,199	772,985

Total PIMCO Funds (cost—$1,485,276)		1,413,139

Total Investments (cost—$6,686,218)—101.7%		7,233,933

Liabilities in excess of other assets—(1.7%)		(124,129)

Net Assets—100.0%		$7,109,804

Allianz Global Investors Solutions Retirement Income Fund

	Shares	Value

ALLIANZ FUNDS (a)(b)—18.4%
AGIC Emerging Markets Opportunities	5,279	$122,726
AGIC Income & Growth	52,556	613,325
AGIC International	14,579	177,860
AGIC Opportunity (c)	11,190	231,625
NFJ Dividend Value	55,146	623,707
NFJ International Value	17,097	316,457
NFJ Renaissance	1,093	18,963
NFJ Small-Cap Value	7,373	224,668
RCM Global Commodity Equity (c)	19,290	306,714
RCM Large-Cap Growth	17,110	227,741

Total Allianz Funds (cost—$2,728,625)		2,863,786

ALLIANZ FUNDS MULTI-STRATEGY TRUST (a)(b)—8.5%
AGIC International Growth Opportunities	2,548	72,835
AGIC U.S. Emerging Growth (c)	17,610	235,798
NFJ Global Dividend Value	27,208	470,431
RCM Disciplined Equity	34,621	535,239

Total Allianz Funds Multi-Strategy Trust (cost—$1,229,062)		1,314,303

EXCHANGE-TRADED FUNDS—16.0%
iShares Barclays TIPS Bond	2,718	317,299
PIMCO 1-5 Year U.S. TIPS Index (a)	40,409	2,166,731

Total Exchange-Traded Funds (cost—$2,432,320)		2,484,030

OTHER MUTUAL FUNDS (d)—2.0%
ING Global Real Estate (cost—$305,120)	20,021	303,319

PIMCO FUNDS (a)(b)—54.2%
CommoditiesPLUS Strategy	20,253	232,105
Floating Income	27,587	227,589
Foreign Bond (U.S. Dollar-Hedged)	59,079	623,279
Income	57,365	629,872
Real Return	341,300	4,157,040
Short-Term	196,983	1,922,549
Total Return	57,955	624,752

Total PIMCO Funds (cost—$7,973,323)		8,417,186

60	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2011

	Principal Amount (000s)	Value

Repurchase Agreements—1.1%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $170,000; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $178,497 including accrued interest
(cost—$170,000)	$170	$170,000

Total Investments (cost—$14,838,450)—100.2%		15,552,624

Liabilities in excess of other assets—(0.2%)		(30,248)

Net Assets—100.0%		$15,522,376

Notes to Schedules of Investments for Allianz Global Investors Solutions Funds:
(a) Affiliated fund.

(b) Institutional Class share of each mutual fund.

(c) Non-income producing.

(d) Class I share of each mutual fund.

Glossary:
TIPS—Treasury inflation Protected Securities

Allianz AGIC Convertible Fund

	Principal Amount (000s)	Value

CONVERTIBLE BONDS—86.5%
Aerospace & Defense—3.2%
AAR Corp.,
1.625%, 3/1/14 (a)(b)	$2,080	$1,905,800
1.75%, 2/1/26	9,380	9,426,900
Triumph Group, Inc.,
2.625%, 10/1/26	4,630	10,122,338

		21,455,038

Auto Components—1.1%
BorgWarner, Inc.,
3.50%, 4/15/12	3,820	7,678,200

Automotive—1.4%
Ford Motor Co.,
4.25%, 11/15/16	1,460	2,054,950
4.25%, 12/15/36	905	1,270,394
Navistar International Corp.,
3.00%, 10/15/14	5,695	6,100,768

		9,426,112

Biotechnology—3.7%
Cubist Pharmaceuticals, Inc.,
2.50%, 11/1/17	6,825	9,990,094
Gilead Sciences, Inc.,
1.625%, 5/1/16	9,150	10,179,375
Vertex Pharmaceuticals, Inc.,
3.35%, 10/1/15	5,395	5,314,075

		25,483,544

Building & Construction—0.9%
MasTec, Inc.,
4.00%, 6/15/14	4,760	5,896,450

Commercial Services—4.7%
Alliance Data Systems Corp.,
1.75%, 8/1/13	7,205	9,834,825
DFC Global Corp.,
3.00%, 4/1/28	5,820	6,693,000
FTI Consulting, Inc., 3.75%, 7/15/12	4,740	6,641,925
Hertz Global Holdings, Inc.,
5.25%, 6/1/14	5,815	8,853,337

		32,023,087

Communications—7.4%
Equinix, Inc.,
4.75%, 6/15/16	7,415	10,343,925
Interpublic Group of Cos., Inc.,
4.75%, 3/15/23	8,895	9,806,738
Level 3 Communications, Inc.,
15.00%, 1/15/13	3,795	4,672,594
Priceline.com, Inc. (a)(b),
1.25%, 3/15/15	3,835	6,533,881
Symantec Corp., Ser. B,
1.00%, 6/15/13	8,700	9,961,500
VeriSign, Inc.,
3.25%, 8/15/37	8,205	9,363,956

		50,682,594

Computers & Peripherals—4.3%
Cadence Design Systems, Inc.,
2.625%, 6/1/15	5,790	9,133,725
EMC Corp., Ser. B,
1.75%, 12/1/13	7,265	11,060,962
SanDisk Corp.,
1.50%, 8/15/17	7,690	8,978,075

		29,172,762

Diversified Manufacturing—1.4%
Actuant Corp.,
2.00%, 11/15/23	7,610	9,312,738

	Principal Amount (000s)	Value

Electrical Equipment—1.2%
EnerSys (e),
3.375%, 6/1/38	$8,510	$8,435,538

Energy—1.7%
Alpha Natural Resources, Inc.,
2.375%, 4/15/15	9,925	9,304,687
Peabody Energy Corp.,
4.75%, 12/15/66	2,075	2,181,344

		11,486,031

Financial Services—1.1%
BGC Partners, Inc. (a)(b),
4.50%, 7/15/16	8,195	7,436,962

Healthcare—1.4%
Hologic, Inc. (e),
2.00%, 12/15/37	8,675	9,650,938

Healthcare & Hospitals—2.8%
LifePoint Hospitals, Inc.,
3.50%, 5/15/14	9,345	9,730,481
Molina Healthcare, Inc.,
3.75%, 10/1/14	9,310	9,740,588

		19,471,069

Hotels/Gaming—1.3%
MGM Resorts International,
4.25%, 4/15/15	9,650	8,974,500

Insurance—1.4%
American Equity Investment Life Holding Co. (a)(b),
3.50%, 9/15/15	8,945	9,492,881

Machinery—3.5%
Chart Industries, Inc.,
2.00%, 8/1/18	9,185	10,505,344
Greenbrier Cos., Inc. (a)(b)(c),
3.50%, 4/1/18	11,360	10,628,700
Roper Industries, Inc. (e),
zero coupon, 1/15/34	2,740	2,928,375

		24,062,419

Materials & Processing—2.3%
Allegheny Technologies, Inc.,
4.25%, 6/1/14	6,285	9,058,256
Steel Dynamics, Inc.,
5.125%, 6/15/14	6,245	6,791,438

		15,849,694

Metals & Mining—1.4%
RTI International Metals, Inc.,
3.00%, 12/1/15	8,890	9,645,650

Multi-Media—4.2%
Liberty Media LLC, 3.125%, 3/30/23	8,825	9,685,438
3.50%, 1/15/31	17,625	9,737,812
XM Satellite Radio, Inc. (a)(b),
7.00%, 12/1/14	7,170	9,249,300

		28,672,550

Oil & Gas—8.0%
Chesapeake Energy Corp., 2.50%, 5/15/37	10,155	9,520,312
Hornbeck Offshore Services, Inc. (e),
1.625%, 11/15/26	9,160	9,251,600
Newpark Resources, Inc., 4.00%, 10/1/17	8,405	9,256,006
Oil States International, Inc., 2.375%, 7/1/25	3,855	9,174,900
Pioneer Natural Resources Co.,
2.875%, 1/15/38	5,285	8,634,369

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	61

Schedules of Investments

November 30, 2011

	Principal Amount (000s)	Value

SESI LLC (e), 1.50%, 12/15/26	$9,030	$9,041,288

		54,878,475

Pharmaceuticals—8.5%
Akorn, Inc. (a)(b), 3.50%, 6/1/16	6,140	8,657,400
BioMarin Pharmaceutical, Inc.,
1.875%, 4/23/17	5,160	9,204,150
Endo Pharmaceuticals Holdings, Inc.,
1.75%, 4/15/15	7,980	10,324,125
Mylan, Inc., 1.25%, 3/15/12	9,580	9,627,900
Salix Pharmaceuticals Ltd., 2.75%, 5/15/15	1,170	1,426,259
Valeant Pharmaceuticals International, Inc. (a)(b),
5.375%, 8/1/14	2,820	9,175,575
Viropharma, Inc., 2.00%, 3/15/17	6,830	9,843,738

		58,259,147

Real Estate Investment Trust—4.2%
Boston Properties L.P., 3.75%, 5/15/36	8,030	9,124,087
Developers Diversified Realty Corp.,
1.75%, 11/15/40	9,765	9,313,369
Host Hotels & Resorts L.P. (a)(b),
2.50%, 10/15/29	8,310	10,075,875

		28,513,331

Retail—2.9%
Iconix Brand Group, Inc. (a)(b),
2.50%, 6/1/16	10,260	9,811,125
Saks, Inc., 2.00%, 3/15/24	9,680	9,861,500

		19,672,625

Technology—9.1%
Electronic Arts, Inc. (a)(b), 0.75%, 7/15/16	10,300	10,480,250
Micron Technology, Inc., Ser. A (a)(b),
1.50%, 8/1/31	4,720	4,076,900
Nuance Communications, Inc.,
2.75%, 8/15/27	6,855	9,708,394
ON Semiconductor Corp., 2.625%, 12/15/26	6,155	6,785,888
RightNow Technologies, Inc. (a)(b),
2.50%, 11/15/30	3,150	4,563,562
Salesforce.com, Inc., 0.75%, 1/15/15	4,710	7,117,988
VeriFone Systems, Inc., 1.375%, 6/15/12	9,085	10,175,200
Xilinx, Inc., 2.625%, 6/15/17	7,325	9,430,937

		62,339,119

Telecommunications—2.2%
Anixter International, Inc., 1.00%, 2/15/13	8,765	10,123,575
JDS Uniphase Corp., 1.00%, 5/15/26	5,095	5,107,737

		15,231,312

Wholesale—1.2%
WESCO International, Inc., 6.00%, 9/15/29	4,060	7,967,750

Total Convertible Bonds (cost—$571,563,885)		591,170,516

	Shares
CONVERTIBLE PREFERRED STOCK—11.0%
Auto Components—1.2%
Goodyear Tire & Rubber Co., 5.875%, 4/1/14	169,440	8,199,202

	Shares	Value

Financial Services—3.5%
AMG Capital Trust I, 5.10%, 4/15/36	234,010	$10,550,037
Bank of America Corp., Ser. L (d),
7.25%, 1/30/13	11,355	8,800,011
Wells Fargo & Co., Ser. L (d), 7.50%, 3/15/13	4,515	4,758,810

		24,108,858

Household Durables—1.4%
Stanley Black & Decker, Inc., 4.75%, 11/17/15	85,460	9,754,404

Insurance—1.3%
MetLife, Inc., 5.00%, 9/11/13	147,050	8,939,169

Oil, Gas & Consumable Fuels—1.4%
Apache Corp., Ser. D, 6.00%, 8/1/13	170,495	9,697,756

Road/Rail—1.0%
2010 Swift Mandatory Common Exchange Security Trust (a)(b),
6.00%, 12/31/13	693,895	6,594,639

Utilities—1.2%
PPL Corp., 8.75%, 5/1/14	144,260	7,931,415

Total Convertible Preferred Stock (cost—$80,024,881)		75,225,443

	Principal Amount (000s)
Repurchase Agreements—2.5%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $16,814,005; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $17,155,519 including accrued interest
(cost—$16,814,000)	$16,814	16,814,000

Total Investments (cost—$668,402,766)—100.0%		683,209,959

Other assets less liabilities—0.0%		82,368

Net Assets—100.0%		$683,292,327

Notes to Schedule of Investments:
(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $108,682,850, representing 15.9% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Fair-Valued—Security with a value of $10,628,700, representing 1.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Perpetual maturity. The date shown is the next call date.

(e) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

Allianz AGIC Focused Opportunity Fund

	Shares	Value

COMMON STOCK—100.1%
Aerospace & Defense—3.7%
AerCap Holdings NV (a)	6,450	$69,402
Spirit Aerosystems Holdings, Inc., Class A (a)	3,150	61,456

		130,858

Automobiles—1.8%
Tesla Motors, Inc. (a)	1,900	62,206

Biotechnology—1.0%
Cubist Pharmaceuticals, Inc. (a)	925	35,677

Capital Markets—2.5%
Financial Engines, Inc. (a)	1,675	36,800
WisdomTree Investments, Inc. (a)	8,250	51,397

		88,197

Chemicals—0.9%
CF Industries Holdings, Inc.	225	31,455

Commercial Services & Supplies—1.8%
Mobile Mini, Inc. (a)	3,500	63,105

Communications Equipment—8.8%
Acme Packet, Inc. (a)	3,525	117,841
Sycamore Networks, Inc.	9,750	193,050

		310,891

Diversified Consumer Services—3.2%
American Public Education, Inc. (a)	3,000	114,960

Electrical Equipment—3.1%
Polypore International, Inc. (a)	2,250	110,363

Electronic Equipment, Instruments & Components—1.3%
IPG Photonics Corp. (a)	1,175	45,038

Energy Equipment & Services—3.2%
Weatherford International Ltd. (a)	7,500	113,700

Food & Staples Retailing—0.9%
Fresh Market, Inc. (a)	850	33,346

Health Care Equipment & Supplies—7.5%
Align Technology, Inc. (a)	2,475	60,637
Intuitive Surgical, Inc. (a)	175	75,987
NuVasive, Inc. (a)	9,225	127,305

		263,929

Hotels, Restaurants & Leisure—1.1%
Life Time Fitness, Inc. (a)	1,000	40,730

Internet & Catalog Retail—2.6%
NetFlix, Inc. (a)	675	43,558
Shutterfly, Inc. (a)	1,775	48,067

		91,625

Internet Software & Services—7.9%
Ancestry.com, Inc. (a)	2,700	64,017
Constant Contact, Inc. (a)	3,975	86,973
Rackspace Hosting, Inc. (a)	1,225	53,140
VistaPrint NV (a)	2,250	73,598

		277,728

IT Services—1.4%
Teradata Corp. (a)	925	50,163

Machinery—4.5%
Wabash National Corp. (a)	16,113	118,269
Wabtec Corp.	575	39,244

		157,513

62	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2011

	Shares	Value

Metals & Mining—8.7%
Allegheny Technologies, Inc.	1,700	$85,374
Globe Specialty Metals, Inc.	5,375	80,249
Horsehead Holding Corp. (a)	7,600	70,604
Silver Wheaton Corp.	2,075	69,678

		305,905

Oil, Gas & Consumable Fuels—14.3%
Carrizo Oil & Gas, Inc. (a)	4,325	123,089
Comstock Resources, Inc. (a)	10,475	174,199
Quicksilver Resources, Inc. (a)	7,575	61,358
Ultra Petroleum Corp. (a)	4,175	147,002

		505,648

Pharmaceuticals—4.5%
Questcor Pharmaceuticals, Inc. (a)	2,225	100,014
Salix Pharmaceuticals Ltd. (a)	1,300	57,382

		157,396

Software—7.4%
BroadSoft, Inc. (a)	3,640	127,691
Citrix Systems, Inc. (a)	1,000	71,390
SuccessFactors, Inc. (a)	2,500	64,000

		263,081

Specialty Retail—1.6%
Cabela’s, Inc. (a)	2,375	55,979

Textiles, Apparel & Luxury Goods—3.8%
Deckers Outdoor Corp. (a)	675	73,538
Under Armour, Inc., Class A (a)	750	60,997

		134,535

Trading Companies & Distributors—2.6%
United Rentals, Inc. (a)	3,250	91,455

Total Investments (cost—$3,934,064)—100.1%		3,535,483

Liabilities in excess of other assets—(0.1%)		(4,082)

Net Assets—100.0%		$3,531,401

Notes to Schedule of Investments:
(a) Non-income producing.

Allianz AGIC High Yield Bond Fund

	Principal Amount (000s)	Value

CORPORATE BONDS & NOTES—94.8%
Aerospace & Defense—2.9%
BE Aerospace, Inc.,
8.50%, 7/1/18	$1,925	$2,088,625
TransDigm, Inc.,
7.75%, 12/15/18	1,905	1,971,675
Triumph Group, Inc.,
8.00%, 11/15/17	920	984,400

		5,044,700

Apparel & Textiles—1.3%
Quiksilver, Inc.,
6.875%, 4/15/15	2,500	2,337,500

Auto Components—4.9%
American Axle & Manufacturing, Inc.,
7.875%, 3/1/17	2,515	2,439,550
Commercial Vehicle Group, Inc. (a)(b),
7.875%, 4/15/19	2,500	2,387,500
Cooper-Standard Automotive, Inc.,
8.50%, 5/1/18	2,500	2,637,500
Titan International, Inc.,
7.875%, 10/1/17	1,055	1,101,156

		8,565,706

Automotive—3.4%
Chrysler Group LLC (a)(b)(c),
8.25%, 6/15/21	1,985	1,720,399
Jaguar Land Rover PLC (a)(b)(c),
7.75%, 5/15/18	2,005	1,924,800
Navistar International Corp.,
8.25%, 11/1/21	2,225	2,330,688

		5,975,887

Building & Construction—3.8%
Beazer Homes USA, Inc.,
9.125%, 5/15/19	760	499,700
Dycom Investments, Inc.,
7.125%, 1/15/21	1,630	1,646,300
Gibraltar Industries, Inc.,
8.00%, 12/1/15	1,750	1,745,625
MasTec, Inc.,
7.625%, 2/1/17	355	371,419
Standard Pacific Corp.,
8.375%, 5/15/18	2,500	2,350,000

		6,613,044

Chemicals—0.4%
Huntsman International LLC,
8.625%, 3/15/20	785	800,700

Commercial Services—13.1%
Avis Budget Car Rental LLC,
7.75%, 5/15/16	2,500	2,500,000
Cardtronics, Inc.,
8.25%, 9/1/18	1,190	1,294,125
Cenveo Corp. (a)(b),
10.50%, 8/15/16	2,355	2,001,750
Deluxe Corp. (a)(b),
7.00%, 3/15/19	1,650	1,643,813
Emergency Medical Services Corp.,
8.125%, 6/1/19	2,170	2,142,875
ExamWorks Group, Inc. (a)(b),
9.00%, 7/15/19	1,995	1,790,512
Hertz Corp.,
6.75%, 4/15/19	1,990	1,940,250
Interactive Data Corp.,
10.25%, 8/1/18	965	1,037,375
National Money Mart Co.,
10.375%, 12/15/16	1,685	1,798,738
PHH Corp.,
9.25%, 3/1/16	780	807,300

	Principal Amount (000s)	Value

RR Donnelley & Sons Co.,
7.25%, 5/15/18	$1,765	$1,650,716
RSC Equipment Rental, Inc.,
8.25%, 2/1/21	1,980	1,890,900
United Rentals North America, Inc.,
8.375%, 9/15/20	2,500	2,475,000

		22,973,354

Consumer Products—2.8%
Jarden Corp.,
7.50%, 5/1/17	430	457,950
Revlon Consumer Products Corp.,
9.75%, 11/15/15	1,765	1,888,550
Reynolds Group Issuer, Inc. (a)(b),
9.875%, 8/15/19	2,760	2,539,200

		4,885,700

Diversified Manufacturing—1.8%
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	2,545	2,494,100
Polypore International, Inc.,
7.50%, 11/15/17	645	664,350

		3,158,450

Electrical Equipment—1.0%
General Cable Corp.,
7.125%, 4/1/17	620	618,450
WireCo WorldGroup, Inc. (a)(b),
10.00%, 5/15/17	1,085	1,112,125

		1,730,575

Electronics—1.6%
Kemet Corp.,
10.50%, 5/1/18	1,894	2,002,905
NXP BV (a)(b),
9.75%, 8/1/18	765	835,763

		2,838,668

Energy—1.0%
Patriot Coal Corp.,
8.25%, 4/30/18	1,805	1,723,775

Financial Services—5.2%
CIT Group, Inc. (a)(b),
7.00%, 5/2/16	1,900	1,881,000
Community Choice Financial, Inc. (a)(b),
10.75%, 5/1/19	2,000	1,975,000
International Lease Finance Corp.,
8.25%, 12/15/20	1,980	1,975,050
SLM Corp.,
8.45%, 6/15/18	2,000	1,995,440
Springleaf Finance Corp.,
6.90%, 12/15/17	1,870	1,266,925

		9,093,415

Healthcare—0.4%
Hanger Orthopedic Group, Inc.,
7.125%, 11/15/18	745	749,656

Hotels/Gaming—2.5%
Caesars Entertainment Operating Co., Inc.,
11.25%, 6/1/17	910	950,950
12.75%, 4/15/18	995	743,762
MGM Resorts International,
11.375%, 3/1/18	2,500	2,706,250

		4,400,962

Household Products—0.4%
Libbey Glass, Inc.,
10.00%, 2/15/15	688	736,160

Internet Software & Services—2.3%
Earthlink, Inc.,
8.875%, 5/15/19	2,050	1,947,500

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	63

Schedules of Investments

November 30, 2011

	Principal Amount (000s)	Value

Equinix, Inc.,
8.125%, 3/1/18	$2,000	$2,140,000

		4,087,500

Leisure—1.2%
NCL Corp., Ltd.,
9.50%, 11/15/18	2,030	2,151,800

Metals & Mining—1.4%
Taseko Mines Ltd.,
7.75%, 4/15/19	855	778,050
Thompson Creek Metals Co., Inc. (a)(b),
7.375%, 6/1/18	2,060	1,740,700

		2,518,750

Multi-Media—6.4%
Cablevision Systems Corp.,
8.625%, 9/15/17	2,460	2,583,000
Cambium Learning Group, Inc.,
9.75%, 2/15/17	2,580	2,592,900
CCO Holdings LLC,
6.50%, 4/30/21	1,970	1,908,437
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17	1,990	2,094,475
Mediacom Broadband LLC,
8.50%, 10/15/15	2,030	2,090,900

		11,269,712

Oil & Gas—8.4%
Allis-Chalmers Energy, Inc.,
9.00%, 1/15/14	355	353,225
Basic Energy Services, Inc.,
7.75%, 2/15/19	435	436,087
BreitBurn Energy Partners L.P.,
8.625%, 10/15/20	2,465	2,486,569
Carrizo Oil & Gas, Inc.,
8.625%, 10/15/18	2,500	2,493,750
Concho Resources, Inc.,
7.00%, 1/15/21	1,900	1,985,500
Energy XXI Gulf Coast, Inc.,
9.25%, 12/15/17	2,505	2,580,150
EV Energy Partners L.P.,
8.00%, 4/15/19	1,100	1,094,500
Pioneer Drilling Co.,
9.875%, 3/15/18	870	901,538
United Refining Co.,
10.50%, 2/28/18	2,500	2,368,750

		14,700,069

Paper/Paper Products—0.3%
Verso Paper Holdings LLC,
8.75%, 2/1/19	715	468,325

Pharmaceuticals—1.1%
Endo Pharmaceuticals Holdings, Inc. (a)(b),
7.00%, 12/15/20	1,855	1,915,288

Retail—7.4%
Brown Shoe Co., Inc.,
7.125%, 5/15/19	2,280	2,154,600
DineEquity, Inc.,
9.50%, 10/30/18	1,785	1,856,400
Inergy L.P.,
6.875%, 8/1/21	1,895	1,809,725
Liz Claiborne, Inc. (a)(b),
10.50%, 4/15/19	1,920	2,044,800
Neiman Marcus Group, Inc.,
10.375%, 10/15/15	2,680	2,786,074
Rite Aid Corp.,
8.625%, 3/1/15	2,515	2,351,525

		13,003,124

Technology—3.4%
Advanced Micro Devices, Inc.,
8.125%, 12/15/17	2,000	2,045,000

	Principal Amount (000s)	Value

First Data Corp.,
9.875%, 9/24/15	$1,995	$1,820,438
Freescale Semiconductor, Inc. (a)(b),
10.125%, 3/15/18	1,900	2,023,500

		5,888,938

Telecommunications—10.3%
Cincinnati Bell, Inc.,
8.75%, 3/15/18	2,590	2,318,050
Crown Castle International Corp.,
9.00%, 1/15/15	1,000	1,092,500
EH Holding Corp. (a)(b),
7.625%, 6/15/21	1,940	1,915,750
Intelsat Jackson Holdings S.A. (a)(b),
7.25%, 4/1/19	1,995	1,950,112
ITC Deltacom, Inc.,
10.50%, 4/1/16	2,435	2,523,269
MetroPCS Wireless, Inc.,
6.625%, 11/15/20	2,500	2,187,500
Nextel Communications, Inc.,
7.375%, 8/1/15	2,545	2,252,325
NII Capital Corp.,
8.875%, 12/15/19	1,170	1,246,050
West Corp.,
11.00%, 10/15/16	1,185	1,254,619
Windstream Corp. (a)(b),
7.50%, 6/1/22	1,500	1,436,250

		18,176,425

Trading Companies & Distributors—1.5%
Aircastle Ltd.,
9.75%, 8/1/18	2,460	2,583,000

Transportation—2.6%
Quality Distribution LLC,
9.875%, 11/1/18	2,020	2,035,150
Swift Services Holdings, Inc.,
10.00%, 11/15/18	2,510	2,622,950

		4,658,100

Utilities—1.5%
Edison Mission Energy,
7.00%, 5/15/17	1,650	1,043,625
Texas Competitive Electric Holdings Co. LLC (a)(b),
11.50%, 10/1/20	2,000	1,670,000

		2,713,625

Wholesale—0.5%
WESCO Distribution, Inc.,
7.50%, 10/15/17	890	907,800

Total Corporate Bonds & Notes (cost—$168,610,035)		166,670,708

Repurchase Agreements—4.1%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $7,120,002; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $7,265,478 including accrued interest
(cost—$7,120,000)	7,120	7,120,000

Total Investments (cost—$175,730,035)—98.9%		173,790,708

Other assets less liabilities—1.1%		1,992,241

Net Assets—100.0%		$175,782,949

Notes to Schedule of Investments:
(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $34,508,262, representing 19.6% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Fair-Valued—Securities with an aggregate value of $3,645,199, representing 2.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

64	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2011

Allianz AGIC International Growth Fund

	Shares	Value

COMMON STOCK—96.5%
Australia—5.5%
BHP Billiton Ltd.	55,926	$2,095,362
Incitec Pivot Ltd.	304,183	1,051,972
Newcrest Mining Ltd.	30,110	1,098,449
Rio Tinto Ltd.	22,641	1,541,735

		5,787,518

Belgium—1.5%
Anheuser-Busch InBev NV	25,730	1,538,570

Canada—2.8%
Imperial Oil Ltd.	69,377	2,967,032

China—4.2%
Baidu, Inc. ADR (b)	8,800	1,152,712
China Mobile Ltd.	107,000	1,056,560
China Resources Cement Holdings Ltd.	1,928,000	1,440,277
Industrial & Commercial Bank of
China, Class H	1,452,000	846,604

		4,496,153

Denmark—3.0%
Novo Nordisk A/S, Class B	28,210	3,202,406

France—5.5%
BNP Paribas S.A.	32,102	1,277,917
Cie Generale d’Optique Essilor
International S.A.	18,732	1,339,073
Eutelsat Communications S.A.	43,722	1,698,967
Technip S.A.	16,278	1,550,925

		5,866,882

Germany—9.1%
Adidas AG	24,370	1,718,590
Bayerische Motoren Werke AG	32,696	2,478,586
Deutsche Bank AG	39,097	1,527,639
Fresenius Medical Care AG & Co. KGaA	19,161	1,313,591
Kabel Deutschland Holding AG (b)	27,737	1,541,847
MAN SE	12,422	1,076,578

		9,656,831

Hong Kong—5.5%
AIA Group Ltd.	622,393	1,960,391
Haier Electronics Group Co., Ltd. (b)	1,117,000	1,041,080
Power Assets Holdings Ltd.	384,500	2,880,951

		5,882,422

Italy—2.1%
Intesa Sanpaola SpA	571,260	948,844
Prada SpA (b)	263,100	1,306,342

		2,255,186

Japan—17.6%
Aisin Seiki Co., Ltd.	31,300	945,781
Canon, Inc.	35,700	1,601,580
Denso Corp.	33,100	948,103
East Japan Railway Co.	22,200	1,359,767
Fanuc Corp.	13,000	2,135,879
KDDI Corp.	129	854,727
Kewpie Corp.	71,600	985,356
Komatsu Ltd.	61,500	1,573,896
Mitsubishi UFJ Financial Group, Inc.	267,000	1,169,464

	Shares	Value

Murata Manufacturing Co., Ltd.	23,200	$1,374,810
Rakuten, Inc.	852	914,122
Rinnai Corp.	16,500	1,255,190
Sanrio Co., Ltd.	22,800	1,185,997
Trend Micro, Inc.	30,000	920,949
Unicharm Corp.	32,300	1,532,119

		18,757,740

Korea (Republic of)—1.0%
Hyundai Motor Co.	5,509	1,071,588

Netherlands—1.0%
Nutreco NV	16,428	1,077,280

Norway—1.0%
DnB ASA	102,607	1,049,302

South Africa—2.4%
Aspen Pharmacare Holdings Ltd. (b)	116,430	1,402,775
Clicks Group Ltd.	206,394	1,137,485

		2,540,260

Sweden—1.3%
Meda AB, Class A	138,681	1,352,853

Switzerland—4.7%
Cie Financiere Richemont S.A.	45,161	2,450,694
Nestle S.A.	13,007	729,989
Novartis AG	34,056	1,839,167

		5,019,850

Taiwan—1.1%
Taiwan Semiconductor Manufacturing
Co., Ltd. ADR	91,900	1,187,348

United Kingdom—27.2%
Aggreko PLC	58,360	1,739,764
ARM Holdings PLC	112,481	1,056,959
Barclays PLC	348,603	1,004,229
BG Group PLC	86,713	1,859,893
British American Tobacco PLC	44,928	2,084,976
HSBC Holdings PLC	163,957	1,278,938
HSBC Holdings PLC (c)	52,800	411,421
Imagination Technologies Group PLC (b)	152,176	1,189,094
Johnson Matthey PLC	49,014	1,477,546
National Grid PLC	100,374	986,406
Petrofac Ltd.	55,052	1,258,663
SABMiller PLC	41,485	1,464,736
Shire PLC	34,538	1,161,443
Standard Chartered PLC	72,796	1,584,827
Tate & Lyle PLC	122,235	1,294,609
Telecity Group PLC (b)	193,024	1,855,818
Tullow Oil PLC	98,208	2,147,014
Vodafone Group PLC	1,232,220	3,335,751
Weir Group PLC	52,782	1,715,648

		28,907,735

Total Common Stock (cost—$95,619,140)		102,616,956

	Principal Amount (000s)	Value

Repurchase Agreements—3.9%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $4,183,001; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $4,270,700 including accrued interest
(cost—$4,183,000)	$4,183	$4,183,000

Total Investments (cost—$99,802,140) (a)—100.4%		106,799,956

Liabilities in excess of other assets—(0.4%)		(467,337)

Net Assets—100.0%		$106,332,619

Notes to Schedules of Investments:
(a) Securities with an aggregate value of $97,309,864, representing 91.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Security trading on Hong Kong Stock Exchange.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	65

Schedules of Investments

November 30, 2011

Allianz AGIC International Growth Opportunities Fund

	Shares	Value

COMMON STOCK—93.1%
Brazil—1.3%
Mills Estruturas e Servicos de Engenharia S.A.	180,300	$1,595,266

Canada—10.5%
AuRico Gold, Inc. (b)	170,188	1,705,301
Calfrac Well Services Ltd.	64,313	1,744,103
Cineplex, Inc.	65,405	1,630,075
Cogeco Cable, Inc.	28,410	1,416,391
Home Capital Group, Inc.	45,606	2,213,341
Neo Material Technologies, Inc. (b)	207,231	1,682,310
Quadra FNX Mining Ltd. (b)	146,503	1,587,194
Southern Pacific Resource Corp. (b)	794,972	1,137,957

		13,116,672

China—4.9%
7 Days Group Holdings Ltd. ADR (b)	124,900	1,733,612
Concord Medical Services Holdings Ltd. ADR	92,239	320,069
Hollysys Automation Technologies Ltd. (b)	190,400	1,685,040
Mongolian Mining Corp. (b)	1,972,500	1,560,027
Noah Holdings Ltd. ADR (b)	92,600	775,988

		6,074,736

Finland—0.7%
Outotec Oyj	20,392	929,347

France—3.0%
Ingenico	95,857	3,764,159

Germany—10.8%
Carl Zeiss Meditec AG	110,608	2,199,889
Deutsche Wohnen AG	172,292	2,413,062
GEA Group AG	80,961	2,396,466
Kabel Deutschland Holding AG (b)	50,920	2,830,546
Kloeckner & Co. SE	45,220	595,606
Rhoen Klinikum AG	89,599	1,696,668
Wirecard AG	83,374	1,382,415

		13,514,652

Hong Kong—5.7%
Dah Sing Financial Holdings Ltd.	418,400	1,195,315
Guotai Junan International Holdings Ltd.	4,539,000	1,189,319
L’Occitane International S.A.	1,010,500	1,848,117
VTech Holdings Ltd.	284,000	2,813,391

		7,046,142

Ireland—0.5%
Smurfit Kappa Group PLC (b)	98,176	594,588

Italy—1.0%
Safilo Group SpA (b)	181,656	1,218,870

Japan—10.3%
Air Water, Inc.	220,000	2,874,088
FP Corp.	41,500	2,715,167
Nabtesco Corp.	98,300	2,164,718
Tadano Ltd.	476,000	3,107,518
Tsuruha Holdings, Inc.	37,800	1,969,016

		12,830,507

	Shares	Value

Malaysia—1.6%
Alliance Financial Group Bhd.	1,743,000	$1,999,482

Netherlands—3.4%
Koninklijke Ten Cate NV	65,246	1,892,220
Unit 4 NV	90,026	2,377,144

		4,269,364

Norway—1.5%
Petroleum Geo-Services ASA (b)	177,118	1,839,381

Singapore—4.6%
Goodpack Ltd.	1,469,000	1,759,474
Hyflux Ltd.	1,567,500	1,470,972
M1 Ltd.	1,343,000	2,563,283

		5,793,729

Switzerland—4.9%
Banque Cantonale Vaudoise	1,836	900,383
Dufry AG (b)	29,937	2,994,663
Partners Group Holding AG	11,893	2,199,717

		6,094,763

United Kingdom—28.4%
Abcam PLC	470,158	2,680,185
African Minerals Ltd. (b)	264,752	1,864,931
ARM Holdings PLC	194,430	1,827,015
Britvic PLC	351,619	1,879,142
Carphone Warehouse Group PLC	128,480	669,712
Chemring Group PLC	348,465	2,154,919
Croda International PLC	92,258	2,648,661
Hargreaves Lansdown PLC	343,258	2,545,059
Hikma Pharmaceuticals PLC	220,943	2,171,591
IG Group Holdings PLC	466,453	3,535,981
John Wood Group PLC	138,575	1,424,029
Meggitt PLC	336,324	2,019,303
Petrofac Ltd.	78,375	1,791,902
Rotork PLC	93,912	2,672,963
Senior PLC	914,468	2,530,879
SuperGroup PLC (b)	146,785	1,066,950
Victrex PLC	107,137	1,981,832

		35,465,054

Total Common Stock (cost—$111,725,965)		116,146,712

PREFERRED STOCK—1.9%
Brazil—1.9%
Banco do Estado do Rio Grande do Sul, Class B (cost—$647,270)	221,400	2,361,714

	Principal Amount (000s)	Value

Repurchase Agreements—5.7%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $7,174,000; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $7,318,366 including accrued interest
(cost—$7,174,000)	$7,174	$7,174,000

Total Investments (cost—$119,547,235) (a)—100.7%		125,682,426

Liabilities in excess of other assets—(0.7%)		(866,259)

Net Assets—100.0%		$124,816,167

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $96,920,065, representing 77.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

66	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2011

Allianz AGIC Micro Cap Fund

	Shares	Value

COMMON STOCK—98.3%
Aerospace & Defense—1.0%
Astronics Corp. (b)	4,700	$167,602
LMI Aerospace, Inc. (b)	17,600	292,160

		459,762

Auto Components—1.5%
Amerigon, Inc. (b)	34,400	539,392
Tower International, Inc. (b)	14,700	156,114

		695,506

Biotechnology—3.1%
Biosante Pharmaceuticals, Inc. (b)	70,000	168,000
Chelsea Therapeutics International Ltd. (b)	35,300	183,560
Dusa Pharmaceuticals, Inc. (b)	91,700	338,373
Ligand Pharmaceuticals, Inc., Class B (b)	17,900	209,967
Micromet, Inc. (b)	36,600	224,358
Neurocrine Biosciences, Inc. (b)	27,900	182,466
Pharmacyclics, Inc. (b)	10,800	164,484

		1,471,208

Capital Markets—1.6%
HFF, Inc., Class A (b)	34,300	384,846
ICG Group, Inc. (b)	41,600	358,176

		743,022

Chemicals—2.7%
American Vanguard Corp.	30,900	394,284
Flotek Industries, Inc. (b)	58,800	535,668
LSB Industries, Inc. (b)	10,500	328,335

		1,258,287

Commercial Services & Supplies—2.7%
Metalico, Inc. (b)	88,200	311,346
Multi-Color Corp.	14,400	377,568
Team, Inc. (b)	19,100	522,576
US Ecology, Inc.	4,100	74,807

		1,286,297

Communications Equipment—1.9%
Procera Networks, Inc. (b)	36,300	584,067
ShoreTel, Inc. (b)	52,204	314,790

		898,857

Computers & Peripherals—2.7%
Datalink Corp. (b)	62,400	481,728
OCZ Technology Group, Inc. (b)	63,700	445,263
Silicon Graphics International Corp. (b)	24,300	362,556

		1,289,547

Diversified Telecommunication Services—1.3%
8x8, Inc. (b)	90,000	331,200
inContact, Inc. (b)	68,100	299,640

		630,840

Electrical Equipment—0.6%
Global Power Equipment Group, Inc. (b)	12,400	288,672

Electronic Equipment, Instruments & Components—4.6%
GSI Group, Inc. (b)	38,900	428,678
Kemet Corp. (b)	38,900	322,092
LeCroy Corp. (b)	42,700	386,435
Measurement Specialties, Inc. (b)	11,000	313,830
Newport Corp. (b)	31,800	414,354
Richardson Electronics Ltd.	23,100	285,747

		2,151,136

	Shares	Value

Energy Equipment & Services—3.3%
Dawson Geophysical Co. (b)	10,369	$361,671
Gulf Island Fabrication, Inc.	14,300	406,549
Matrix Service Co. (b)	21,700	203,112
Mitcham Industries, Inc. (b)	20,200	295,728
Union Drilling, Inc. (b)	37,700	275,964

		1,543,024

Food Products—1.1%
Smart Balance, Inc. (b)	50,000	265,500
SunOpta, Inc. (b)	51,400	256,486

		521,986

Health Care Equipment & Supplies—7.9%
Alphatec Holdings, Inc. (b)	113,900	232,356
Antares Pharma, Inc. (b)	182,800	478,936
Biolase Technology, Inc. (b)	59,402	172,860
Cantel Medical Corp.	17,500	460,425
Cardiovascular Systems, Inc. (b)	31,600	325,164
Endologix, Inc. (b)	50,900	577,206
ICU Medical, Inc. (b)	9,900	435,699
OraSure Technologies, Inc. (b)	61,900	588,050
Synergetics USA, Inc. (b)	72,900	425,736

		3,696,432

Health Care Providers & Services—2.3%
Metropolitan Health Networks, Inc. (b)	68,900	498,836
RadNet, Inc. (b)	88,600	213,526
U.S. Physical Therapy, Inc.	18,100	356,027

		1,068,389

Health Care Technology—4.1%
HealthStream, Inc. (b)	34,500	582,015
Merge Healthcare, Inc. (b)	77,900	421,439
Omnicell, Inc. (b)	29,800	481,568
Transcend Services, Inc. (b)	15,800	428,180

		1,913,202

Hotels, Restaurants & Leisure—2.6%
AFC Enterprises, Inc. (b)	19,000	299,820
Bravo Brio Restaurant Group, Inc. (b)	16,900	291,187
Caribou Coffee Co., Inc. (b)	24,000	324,240
Red Robin Gourmet Burgers, Inc. (b)	12,300	326,934

		1,242,181

Household Durables—0.9%
Zagg, Inc. (b)	36,300	417,450

Internet Software & Services—4.3%
Internap Network Services Corp. (b)	73,700	382,503
Saba Software, Inc. (b)	51,800	349,650
SPS Commerce, Inc. (b)	19,300	452,585
Vocus, Inc. (b)	20,800	441,376
Web.com Group, Inc. (b)	36,100	372,191

		1,998,305

IT Services—1.0%
Virtusa Corp. (b)	28,500	448,590

Leisure Equipment & Products—1.0%
Arctic Cat, Inc. (b)	22,700	451,276

Machinery—8.2%
Altra Holdings, Inc. (b)	22,300	395,602
American Railcar Industries, Inc. (b)	19,300	459,147
Commercial Vehicle Group, Inc. (b)	32,200	360,640
Dynamic Materials Corp.	17,900	382,344
Freightcar America, Inc. (b)	17,200	390,956
Graham Corp.	18,500	432,530

	Shares	Value

Greenbrier Cos., Inc. (b)	21,000	$466,200
Hurco Cos., Inc. (b)	13,800	327,474
Titan International, Inc.	12,400	267,096
Wabash National Corp. (b)	48,700	357,458

		3,839,447

Metals & Mining—2.4%
AM Castle & Co. (b)	27,300	371,280
Horsehead Holding Corp. (b)	30,700	285,203
Universal Stainless & Alloy (b)	13,100	495,442

		1,151,925

Oil, Gas & Consumable Fuels—5.6%
Abraxas Petroleum Corp. (b)	135,100	487,711
Approach Resources, Inc. (b)	21,400	669,392
Callon Petroleum Co. (b)	79,000	424,230
Georesources, Inc. (b)	21,100	601,561
Magnum Hunter Resources Corp. (b)	94,500	454,545

		2,637,439

Paper & Forest Products—0.7%
Neenah Paper, Inc.	18,500	346,135

Personal Products—1.3%
Elizabeth Arden, Inc. (b)	16,100	608,580

Pharmaceuticals—0.9%
Hi-Tech Pharmacal Co., Inc. (b)	10,500	435,960

Professional Services—1.3%
Mistras Group, Inc. (b)	25,800	607,074

Road & Rail—1.3%
Quality Distribution, Inc. (b)	32,300	326,230
Saia, Inc. (b)	26,700	310,521

		636,751

Semiconductors & Semiconductor Equipment—4.8%
AXT, Inc. (b)	53,400	224,814
Ceva, Inc. (b)	13,700	394,697
PDF Solutions, Inc. (b)	55,800	348,750
Photronics, Inc. (b)	57,200	331,188
Silicon Image, Inc. (b)	56,700	278,397
Silicon Motion Technology Corp. ADR (b)	34,100	664,950

		2,242,796

Software—10.2%
Actuate Corp. (b)	43,500	287,100
Allot Communications Ltd. (b)	25,900	436,674
Bottomline Technologies, Inc. (b)	26,200	589,500
Callidus Software, Inc. (b)	70,100	358,912
Clicksoftware Technologies Ltd.	44,100	399,105
Kenexa Corp. (b)	22,200	555,000
Magic Software Enterprises Ltd. (b)	69,200	361,916
Magma Design Automation, Inc. (b)	100,800	576,576
Monotype Imaging Holdings, Inc. (b)	31,200	462,696
OPNET Technologies, Inc.	8,300	296,061
PROS Holdings, Inc. (b)	27,600	441,876

		4,765,416

Specialty Retail—4.3%
America’s Car-Mart, Inc. (b)	10,100	362,994
Body Central Corp. (b)	17,600	376,288
Cost Plus, Inc. (b)	41,400	334,926
Lithia Motors, Inc., Class A	33,400	741,814
Wet Seal, Inc., Class A (b)	60,300	208,035

		2,024,057

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	67

Schedules of Investments

November 30, 2011

	Shares	Value

Textiles, Apparel & Luxury Goods—1.2%
Oxford Industries, Inc.	14,500	$549,985

Trading Companies & Distributors—3.9%
DXP Enterprises, Inc. (b)	21,100	638,275
H&E Equipment Services, Inc. (b)	26,900	341,899
SeaCube Container Leasing Ltd.	30,400	467,856
Titan Machinery, Inc. (b)	17,500	379,750

		1,827,780

Total Common Stock (cost—$41,447,762)		46,147,314

	Units
WARRANTS—0.0%
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp. expires 10/14/13 (a)(b) (cost—$0)	9,960	—

	Principal Amount (000s)
Repurchase Agreements—2.6%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $1,203,000; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $1,229,644 including accrued interest
(cost—$1,203,000)	$1,203	1,203,000

Total Investments (cost—$42,650,762)—100.9%		47,350,314

Liabilities in excess of other assets—(0.9)%		(410,793)

Net Assets—100.0%		$46,939,521

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $0. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

Allianz AGIC Ultra Micro Cap Fund

	Shares	Value

COMMON STOCK—98.7%
Aerospace & Defense—4.6%
Astronics Corp. (b)	4,500	$160,470
CPI Aerostructures, Inc. (b)	9,300	128,247
EDAC Technologies Corp. (b)	9,000	83,160
LMI Aerospace, Inc. (b)	5,200	86,320

		458,197

Air Freight & Logistics—1.1%
Park-Ohio Holdings Corp. (b)	5,800	112,520

Auto Components—1.8%
Amerigon, Inc. (b)	7,700	120,736
Motorcar Parts of America, Inc. (b)	8,200	60,926

		181,662

Beverages—0.8%
Craft Brewers Alliance, Inc. (b)	12,600	81,270

Biotechnology—0.9%
Dusa Pharmaceuticals, Inc. (b)	25,300	93,357

Chemicals—1.7%
Flotek Industries, Inc. (b)	18,700	170,357

Commercial Services & Supplies—3.1%
AT Cross Co., Class A (b)	7,600	83,220
Metalico, Inc. (b)	23,190	81,860
Multi-Color Corp.	5,500	144,210

		309,290

Communications Equipment—4.2%
Procera Networks, Inc. (b)	10,900	175,381
Silicom Ltd. (b)	8,800	152,856
Telular Corp.	12,700	89,408

		417,645

Computers & Peripherals—2.3%
Datalink Corp. (b)	15,900	122,748
OCZ Technology Group, Inc. (b)	14,900	104,151

		226,899

Construction & Engineering—1.0%
Furmanite Corp. (b)	15,000	102,150

Containers & Packaging—1.0%
UFP Technologies, Inc. (b)	6,800	103,904

Diversified Telecommunication Services—2.8%
8x8, Inc. (b)	40,000	147,200
inContact, Inc. (b)	29,800	131,120

		278,320

Electrical Equipment—0.8%
Coleman Cable, Inc. (b)	8,600	75,852

Electronic Equipment, Instruments & Components—2.9%
Clearfield, Inc. (b)	12,700	75,946
LeCroy Corp. (b)	14,900	134,845
Richardson Electronics Ltd.	6,400	79,168

		289,959

Energy Equipment & Services—3.4%
Bolt Technology Corp. (b)	8,600	99,330
Mitcham Industries, Inc. (b)	9,900	144,936
Union Drilling, Inc. (b)	12,400	90,768

		335,034

Health Care Equipment & Supplies—7.5%
Antares Pharma, Inc. (b)	43,000	112,660
AtriCure, Inc. (b)	7,200	73,008
Cardiovascular Systems, Inc. (b)	9,700	99,813
IRIS International, Inc. (b)	10,400	100,984
Spectranetics Corp. (b)	15,900	113,526

	Shares	Value

Synergetics USA, Inc. (b)	24,100	$140,744
Trinity Biotech PLC ADR	10,900	109,327

		750,062

Health Care Providers & Services—3.6%
Acadia Healthcare Co., Inc. (b)	7,650	65,025
Metropolitan Health Networks, Inc. (b)	18,000	130,320
RadNet, Inc. (b)	23,700	57,117
U.S. Physical Therapy, Inc.	5,210	102,481

		354,943

Health Care Technology—4.4%
HealthStream, Inc. (b)	11,200	188,944
Mediware Information Systems (b)	5,800	76,908
Transcend Services, Inc. (b)	6,500	176,150

		442,002

Hotels, Restaurants & Leisure—2.6%
Carrols Restaurant Group, Inc. (b)	8,800	92,312
Famous Dave’s Of America, Inc. (b)	10,000	90,700
Kona Grill, Inc. (b)	15,200	79,344

		262,356

Household Durables—1.0%
Zagg, Inc. (b)	8,400	96,600

Internet & Catalog Retail—1.3%
Vitacost.com, Inc. (b)	19,400	127,458

Internet Software & Services—6.5%
EasyLink Services International Corp., Class A (b)	15,300	65,025
Internap Network Services Corp. (b)	20,000	103,800
Points International Ltd. (b)	11,800	107,026
Saba Software, Inc. (b)	19,600	132,300
SPS Commerce, Inc. (b)	6,700	157,115
Stamps.com, Inc. (b)	3,100	84,847

		650,113

IT Services—1.1%
Computer Task Group, Inc. (b)	8,800	114,752

Life Sciences Tools & Services—0.9%
Medtox Scientific, Inc. (b)	6,500	91,260

Machinery—7.1%
Freightcar America, Inc. (b)	4,000	90,920
Graham Corp.	4,900	114,562
Hardinge, Inc.	6,600	58,212
Hurco Cos., Inc. (b)	4,500	106,785
Lydall, Inc. (b)	10,300	92,700
Manitex International, Inc. (b)	22,500	98,100
Twin Disc, Inc.	3,500	148,400

		709,679

Metals & Mining—2.1%
Handy & Harman Ltd. (b)	9,000	100,080
Universal Stainless & Alloy (b)	2,900	109,678

		209,758

Oil, Gas & Consumable Fuels—5.4%
Abraxas Petroleum Corp. (b)	33,100	119,491
Callon Petroleum Co. (b)	20,600	110,622
Magnum Hunter Resources Corp. (b)	20,700	99,567
Triangle Petroleum Corp. (b)	18,600	106,950
Voyager Oil & Gas, Inc. (b)	38,700	98,685

		535,315

Professional Services—1.1%
GP Strategies Corp. (b)	8,300	108,315

68	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2011

	Shares	Value
Road & Rail—2.7%
Quality Distribution, Inc. (b)	18,850	$190,385
Saia, Inc. (b)	7,200	83,736

		274,121

Semiconductors & Semiconductor Equipment—2.4%
PDF Solutions, Inc. (b)	18,900	118,125
Silicon Motion Technology Corp. ADR (b)	6,400	124,800

		242,925

Software—8.1%
Allot Communications Ltd. (b)	9,600	161,856
American Software, Inc., Class A	12,100	102,124
Callidus Software, Inc. (b)	21,400	109,568
Convio, Inc. (b)	10,400	106,704
ePlus, Inc. (b)	4,000	111,080
Magic Software Enterprises Ltd. (b)	19,500	101,985
Magma Design Automation, Inc. (b)	19,700	112,684

		806,001

Specialty Retail—3.8%
Big 5 Sporting Goods Corp.	11,400	103,968
Cache, Inc. (b)	20,700	122,130
Cost Plus, Inc. (b)	9,300	75,237
TravelCenters of America LLC (b)	17,900	77,865

		379,200

Textiles, Apparel & Luxury Goods—3.1%
Delta Apparel, Inc. (b)	6,200	111,600
RG Barry Corp.	8,200	106,600
Rocky Brands, Inc. (b)	9,300	88,257

		306,457

Trading Companies & Distributors—1.6%
DXP Enterprises, Inc. (b)	5,300	160,325

Total Common Stock (cost—$9,316,378)		9,858,058

	Units
WARRANTS—0.0%
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp. expires 10/14/13 (a)(b) (cost—$0)	1,960	—

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $163,000; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $171,886 including accrued interest
(cost—$163,000)	$163	163,000

Total Investments (cost—$9,479,378)—100.3%		10,021,058

Liabilities in excess of other assets—(0.3)%		(33,788)

Net Assets—100.0%		$9,987,270

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $0. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

Allianz AGIC U.S. Emerging Growth Fund

	Shares	Value

COMMON STOCK—99.5%
Aerospace & Defense—1.1%
Triumph Group, Inc.	4,100	$243,909

Auto Components—0.6%
Modine Manufacturing Co. (b)	12,400	120,032

Biotechnology—3.2%
BioMarin Pharmaceutical, Inc. (b)	6,200	214,644
Cubist Pharmaceuticals, Inc. (b)	3,600	138,852
Emergent Biosolutions, Inc. (b)	4,900	83,496
Incyte Corp. Ltd. (b)	5,800	79,866
Onyx Pharmaceuticals, Inc. (b)	4,200	185,220

		702,078

Capital Markets—0.5%
FXCM, Inc., Class A	10,200	102,816

Chemicals—3.5%
Flotek Industries, Inc. (b)	18,900	172,179
Intrepid Potash, Inc. (b)	4,200	97,272
Koppers Holdings, Inc.	4,400	145,332
LSB Industries, Inc. (b)	4,000	125,080
Olin Corp.	7,300	138,700
PolyOne Corp.	8,886	95,613

		774,176

Commercial Services & Supplies—1.1%
Metalico, Inc. (b)	24,900	87,897
Steelcase, Inc., Class A	18,600	145,824

		233,721

Communications Equipment—0.9%
InterDigital, Inc.	2,300	101,108
ShoreTel, Inc. (b)	16,100	97,083

		198,191

Computers & Peripherals—2.5%
Datalink Corp. (b)	12,100	93,412
Electronics for Imaging, Inc. (b)	10,200	150,858
OCZ Technology Group, Inc. (b)	22,500	157,275
Silicon Graphics International Corp. (b)	10,400	155,168

		556,713

Construction & Engineering—1.8%
Chicago Bridge & Iron Co. NV	4,200	173,670
Dycom Industries, Inc. (b)	6,000	120,300
MasTec, Inc. (b)	6,400	102,464

		396,434

Consumer Finance—1.2%
DFC Global Corp. (b)	7,250	131,588
First Cash Financial Services, Inc. (b)	3,400	123,420

		255,008

Containers & Packaging—0.5%
Rock-Tenn Co., Class A	1,800	104,850

Diversified Telecommunication Services—1.3%
AboveNet, Inc.	2,300	137,402
Premiere Global Services, Inc. (b)	16,600	137,282

		274,684

Electrical Equipment—1.0%
Belden, Inc.	3,600	118,944
GrafTech International Ltd. (b)	7,400	106,856

		225,800

Electronic Equipment, Instruments & Components—3.8%
Anixter International, Inc. (b)	2,800	171,948
Coherent, Inc. (b)	2,400	121,920

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	69

Schedules of Investments

November 30, 2011

	Shares	Value

Electro Scientific Industries, Inc. (b)	8,900	$117,213
Kemet Corp. (b)	12,500	103,500
Newport Corp. (b)	8,900	115,967
OSI Systems, Inc. (b)	4,400	210,364

		840,912

Energy Equipment & Services—2.6%
Basic Energy Services, Inc. (b)	7,400	139,416
Dawson Geophysical Co. (b)	3,600	125,568
Helix Energy Solutions Group, Inc. (b)	9,600	170,304
Pioneer Drilling Co. (b)	11,600	127,368

		562,656

Food & Staples Retailing—1.1%
Andersons, Inc.	2,800	124,012
Pricesmart, Inc.	1,800	122,130

		246,142

Food Products—1.5%
B&G Foods, Inc.	6,500	144,235
Hain Celestial Group, Inc. (b)	4,900	182,966

		327,201

Health Care Equipment & Supplies—1.1%
Endologix, Inc. (b)	12,600	142,884
Hill-Rom Holdings, Inc.	3,300	104,280

		247,164

Health Care Providers & Services—4.7%
Air Methods Corp. (b)	2,300	185,656
Catalyst Health Solutions, Inc. (b)	2,900	150,858
Hanger Orthopedic Group, Inc. (b)	8,300	132,800
MedQuist Holdings, Inc. (b)	11,200	104,608
MWI Veterinary Supply, Inc. (b)	1,900	131,309
Team Health Holdings, Inc. (b)	7,200	158,112
WellCare Health Plans, Inc. (b)	3,000	175,350

		1,038,693

Hotels, Restaurants & Leisure—1.3%
Buffalo Wild Wings, Inc. (b)	2,300	148,304
Six Flags Entertainment Corp.	3,800	144,400

		292,704

Internet Software & Services—1.7%
IAC/InterActiveCorp.	3,800	159,144
Internap Network Services Corp. (b)	20,900	108,471
ValueClick, Inc. (b)	7,300	112,858

		380,473

IT Services—2.2%
MAXIMUS, Inc.	3,800	158,080
Sapient Corp.	14,600	179,288
Wright Express Corp. (b)	2,900	152,192

		489,560

Leisure Equipment & Products—0.8%
Polaris Industries, Inc.	3,000	180,300

Machinery—7.1%
Chart Industries, Inc. (b)	2,800	170,408
Colfax Corp. (b)	7,600	222,756
Greenbrier Cos., Inc. (b)	10,100	224,220
Nordson Corp.	2,200	103,532
Robbins & Myers, Inc.	3,600	191,520
Sauer-Danfoss, Inc. (b)	3,800	142,842
Titan International, Inc.	7,300	157,242
Trinity Industries, Inc.	5,200	148,616
Wabash National Corp. (b)	25,200	184,968

		1,546,104

	Shares	Value

Media—1.3%
Knology, Inc. (b)	11,300	$161,025
Liberty Media Corp.—Liberty Capital, Class A (b)	1,600	122,048

		283,073

Metals & Mining—3.2%
Carpenter Technology Corp.	2,800	151,592
Haynes International, Inc.	2,900	173,884
Horsehead Holding Corp. (b)	10,700	99,403
Universal Stainless & Alloy (b)	3,500	132,370
Worthington Industries, Inc.	7,500	131,925

		689,174

Oil, Gas & Consumable Fuels—8.0%
Abraxas Petroleum Corp. (b)	35,500	128,155
Berry Petroleum Co., Class A	3,200	140,416
Forest Oil Corp. (b)	9,400	150,776
Golar LNG Ltd.	4,600	200,560
Gulfport Energy Corp. (b)	5,600	177,800
Kodiak Oil & Gas Corp. (b)	21,000	186,480
Magnum Hunter Resources Corp. (b)	30,300	145,743
Patriot Coal Corp. (b)	14,200	143,593
Petroleum Development Corp. (b)	5,800	194,590
Rex Energy Corp. (b)	9,200	148,580
World Fuel Services Corp.	3,300	141,471

		1,758,164

Paper & Forest Products—0.7%
Schweitzer-Mauduit International, Inc.	2,000	142,440

Personal Products—0.7%
Nu Skin Enterprises, Inc., Class A	3,400	162,316

Pharmaceuticals—4.8%
Endo Pharmaceuticals Holdings, Inc. (b)	4,800	164,304
Hi-Tech Pharmacal Co., Inc. (b)	4,400	182,688
Impax Laboratories, Inc. (b)	5,800	116,812
Jazz Pharmaceuticals, Inc. (b)	4,800	190,176
Medicines Co. (b)	6,500	122,915
Questcor Pharmaceuticals, Inc. (b)	4,000	179,800
Salix Pharmaceuticals Ltd. (b)	2,000	88,280

		1,044,975

Professional Services—1.4%
Acacia Research—Acacia Technologies (b)	4,400	153,208
Huron Consulting Group, Inc. (b)	4,300	149,296

		302,504

Real Estate Management & Development—1.8%
Altisource Portfolio Solutions S.A. (b)	5,400	257,094
Forest City Enterprises, Inc., Class A (b)	10,700	129,898

		386,992

Road & Rail—1.5%
Arkansas Best Corp.	8,100	154,872
Genesee & Wyoming, Inc., Class A (b)	2,900	177,103

		331,975

Semiconductors & Semiconductor Equipment—3.9%
Fairchild Semiconductor International, Inc. (b)	10,100	130,795
Integrated Device Technology, Inc. (b)	19,300	111,940

	Shares	Value

Kulicke & Soffa Industries, Inc. (b)	14,800	$134,680
Photronics, Inc. (b)	22,400	129,696
Silicon Image, Inc. (b)	24,300	119,313
Silicon Motion Technology Corp. ADR (b)	11,300	220,350

		846,774

Software—7.5%
Aspen Technology, Inc. (b)	11,800	210,630
Cadence Design Systems, Inc. (b)	20,700	226,458
Kenexa Corp. (b)	6,400	160,000
Magic Software Enterprises Ltd. (b)	22,100	115,583
Magma Design Automation, Inc. (b)	33,400	191,048
Mentor Graphics Corp. (b)	14,600	186,004
MicroStrategy, Inc., Class A (b)	900	110,817
Parametric Technology Corp. (b)	7,400	154,142
TIBCO Software, Inc. (b)	5,900	161,660
Verint Systems, Inc. (b)	4,500	127,305

		1,643,647

Specialty Retail—9.8%
Aeropostale, Inc. (b)	8,300	128,733
ANN, Inc. (b)	4,300	100,878
Bebe Stores, Inc.	19,600	144,256
Body Central Corp. (b)	6,800	145,384
Express, Inc.	8,400	190,596
Genesco, Inc. (b)	2,600	153,530
GNC Holdings, Inc., Class A (b)	7,500	204,525
Lithia Motors, Inc., Class A	10,200	226,542
Men’s Wearhouse, Inc.	5,200	144,716
Penske Automotive Group, Inc.	7,000	142,030
Sally Beauty Holdings, Inc. (b)	7,500	150,750
Select Comfort Corp. (b)	8,800	163,064
Wet Seal, Inc., Class A (b)	27,200	93,840
Zumiez, Inc. (b)	6,500	152,945

		2,141,789

Textiles, Apparel & Luxury Goods—2.5%
Deckers Outdoor Corp. (b)	1,700	185,207
Oxford Industries, Inc.	5,500	208,615
Steven Madden Ltd. (b)	4,050	144,423

		538,245

Trading Companies & Distributors—4.4%
Aircastle Ltd.	15,700	182,434
Kaman Corp.	4,900	152,047
RSC Holdings, Inc. (b)	14,600	177,536
Rush Enterprises, Inc., Class A (b)	8,700	166,692
Titan Machinery, Inc. (b)	5,500	119,350
WESCO International, Inc. (b)	3,400	173,264

		971,323

Transportation Infrastructure—0.9%
Macquarie Infrastructure Co. LLC	7,500	196,050

Total Common Stock (cost—$19,336,681)		21,779,762

	Units
WARRANTS—0.0%
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp. expires 10/14/13 (a)(b) (cost—$0)	2,110	—

70	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2011

	Principal Amount (000s)	Value

Repurchase Agreements—2.1%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $450,000; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $462,769 including accrued interest
(cost—$450,000)	$450	$450,000

Total Investments (cost—$19,786,681)—101.6%		22,229,762

Liabilities in excess of other assets—(1.6)%		(344,338)

Net Assets—100.0%		$21,885,424

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $0. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt

Allianz F&T Behavioral Advantage Large Cap Fund

	Shares	Value

COMMON STOCK—99.5%
Aerospace & Defense—3.2%
Boeing Co.	200	$13,738
Exelis, Inc.	200	1,788
General Dynamics Corp.	700	46,242
Goodrich Corp.	50	6,100
Honeywell International, Inc.	600	32,490
L-3 Communications Holdings, Inc.	250	16,575
Lockheed Martin Corp.	450	35,167
Northrop Grumman Corp.	700	39,949
Precision Castparts Corp.	100	16,475
Textron, Inc.	2,850	55,376
United Technologies Corp.	1,100	84,260

		348,160

Airlines—0.1%
Alaska Air Group, Inc. (a)	200	13,884

Auto Components—0.6%
BorgWarner, Inc. (a)	250	16,480
Dana Holding Corp. (a)	600	7,476
Gentex Corp.	200	5,896
Johnson Controls, Inc.	200	6,296
Tenneco, Inc. (a)	250	7,240
TRW Automotive Holdings Corp. (a)	500	16,330

		59,718

Automobiles—1.0%
Ford Motor Co. (a)	4,850	51,410
Harley-Davidson, Inc.	1,550	56,994

		108,404

Beverages—1.2%
Beam, Inc.	250	13,130
Coca-Cola Enterprises, Inc.	2,950	77,054
Constellation Brands, Inc., Class A (a)	550	10,709
Dr. Pepper Snapple Group, Inc.	200	7,306
Hansen Natural Corp. (a)	150	13,830
Molson Coors Brewing Co., Class B	100	4,059

		126,088

Biotechnology—1.3%
Alexion Pharmaceuticals, Inc. (a)	300	20,598
Amgen, Inc.	200	11,582
Biogen Idec, Inc. (a)	500	57,475
Cepheid, Inc. (a)	150	5,145
Gilead Sciences, Inc. (a)	200	7,970
InterMune, Inc. (a)	150	2,724
Pharmasset, Inc. (a)	200	26,198
Regeneron Pharmaceuticals, Inc. (a)	50	2,971
Vertex Pharmaceuticals, Inc. (a)	100	2,899

		137,562

Building Products—0.1%
Fortune Brands Home, & Security, Inc. (a)	250	4,170
Owens Corning (a)	350	10,045

		14,215

Capital Markets—1.1%
Affiliated Managers Group, Inc. (a)	50	4,728
American Capital Ltd. (a)	1,000	6,970
Ameriprise Financial, Inc.	350	16,068
Franklin Resources, Inc.	150	15,123
Goldman Sachs Group, Inc.	400	38,344
Invesco Ltd.	400	8,100
Legg Mason, Inc.	150	3,980

	Shares	Value

State Street Corp.	200	$7,930
T. Rowe Price Group, Inc.	100	5,676
TD Ameritrade Holding Corp.	350	5,702
Waddell & Reed Financial, Inc., Class A	150	4,077

		116,698

Chemicals—3.2%
Albemarle Corp.	200	10,906
Ashland, Inc.	300	16,686
Celanese Corp., Ser. A	550	25,570
Chemtura Corp. (a)	700	8,155
Dow Chemical Co.	2,850	78,974
Eastman Chemical Co.	400	15,848
FMC Corp.	50	4,196
Huntsman Corp.	1,250	13,662
Monsanto Co.	500	36,725
Mosaic Co.	950	50,122
NewMarket Corp.	50	9,894
Rockwood Holdings, Inc. (a)	450	20,052
Scotts Miracle-Gro Co., Class A	150	6,614
Solutia, Inc. (a)	400	6,368
Valhi, Inc.	400	25,000
Westlake Chemical Corp.	150	6,300
WR Grace & Co. (a)	200	8,334

		343,406

Commercial Banks—0.6%
BB&T Corp.	350	8,110
U.S. Bancorp	1,100	28,512
Wells Fargo & Co.	900	23,274

		59,896

Commercial Services & Supplies—0.4%
Cintas Corp.	400	12,160
Copart, Inc. (a)	100	4,493
Covanta Holding Corp.	300	4,479
Iron Mountain, Inc.	350	10,630
RR Donnelley & Sons Co.	500	7,510
United Stationers, Inc.	150	5,031

		44,303

Communications Equipment—0.6%
EchoStar Corp., Class A (a)	200	4,396
Motorola Solutions, Inc.	900	42,003
Polycom, Inc. (a)	300	5,070
QUALCOMM, Inc.	150	8,220

		59,689

Computers & Peripherals—1.5%
Apple, Inc. (a)	100	38,220
Dell, Inc. (a)	2,650	41,764
EMC Corp. (a)	1,650	37,967
Hewlett-Packard Co.	1,150	32,142
NCR Corp. (a)	350	6,122
Western Digital Corp. (a)	350	10,174

		166,389

Construction & Engineering—0.5%
Chicago Bridge & Iron Co. NV	250	10,338
Fluor Corp.	350	19,187
KBR, Inc.	450	13,005
URS Corp. (a)	200	7,228

		49,758

Consumer Finance—0.7%
American Express Co.	500	24,020
Capital One Financial Corp.	450	20,097
Discover Financial Services	1,050	25,011
SLM Corp.	850	10,948

		80,076

Containers & Packaging—0.3%
Ball Corp.	350	12,288
Bemis Co., Inc.	150	4,423

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	71

Schedules of Investments

November 30, 2011

	Shares	Value

Crown Holdings, Inc. (a)	250	$8,078
Graphic Packaging Holding Co. (a)	1,100	4,873

		29,662

Distributors—0.1%
Genuine Parts Co.	150	8,775

Diversified Consumer Services—0.6%
Apollo Group, Inc., Class A (a)	150	7,272
DeVry, Inc.	150	5,176
H&R Block, Inc.	1,300	20,449
Service Corp. International	500	5,125
Sotheby’s	150	4,712
Weight Watchers International, Inc.	400	23,508

		66,242

Diversified Financial Services—2.3%
Bank of America Corp.	9,650	52,496
Citigroup, Inc.	1,650	45,342
JPMorgan Chase & Co.	3,250	100,652
Leucadia National Corp.	400	9,368
Moody’s Corp.	500	17,355
NASDAQ OMX Group, Inc. (a)	550	14,438
NYSE Euronext	150	4,284

		243,935

Diversified Telecommunication Services—1.6%
AT&T, Inc.	3,000	86,940
Verizon Communications, Inc.	2,150	81,120

		168,060

Electric Utilities—0.4%
NV Energy, Inc.	650	9,971
Pepco Holdings, Inc.	1,200	23,736
Pinnacle West Capital Corp.	100	4,741

		38,448

Electrical Equipment—0.3%
AMETEK, Inc.	150	6,426
Babcock & Wilcox Co. (a)	250	5,670
Polypore International, Inc. (a)	150	7,358
Rockwell Automation, Inc.	150	11,254

		30,708

Electronic Equipment, Instruments & Components—0.4%
Ingram Micro, Inc., Class A (a)	450	8,105
IPG Photonics Corp. (a)	150	5,750
Jabil Circuit, Inc.	700	14,189
Tech Data Corp. (a)	150	7,384
Vishay Intertechnology, Inc. (a)	800	7,912

		43,340

Energy Equipment & Services—3.4%
Baker Hughes, Inc.	750	40,957
Basic Energy Services, Inc. (a)	200	3,768
Cameron International Corp. (a)	250	13,497
CARBO Ceramics, Inc.	50	7,116
Complete Production Services, Inc. (a)	200	6,974
FMC Technologies, Inc. (a)	250	13,090
Halliburton Co.	1,950	71,760
Helix Energy Solutions Group, Inc. (a)	400	7,096
Helmerich & Payne, Inc.	300	17,088
ION Geophysical Corp. (a)	750	4,358
Key Energy Services, Inc. (a)	300	4,530
Lufkin Industries, Inc.	100	7,008
McDermott International, Inc. (a)	350	3,958
Nabors Industries Ltd. (a)	250	4,485
National-Oilwell Varco, Inc.	1,200	86,040
Oceaneering International, Inc.	250	11,890
Patterson-UTI Energy, Inc.	300	6,306
Schlumberger Ltd.	700	52,731

	Shares	Value

Superior Energy Services, Inc. (a)	250	$7,428

		370,080

Food & Staples Retailing—4.6%
Costco Wholesale Corp.	450	38,385
CVS Caremark Corp.	2,700	104,868
Kroger Co.	2,000	46,360
Pricesmart, Inc.	50	3,392
Safeway, Inc.	1,600	32,000
SUPERVALU, Inc.	2,050	15,068
Walgreen Co.	2,450	82,614
Wal-Mart Stores, Inc.	2,450	144,305
Whole Foods Market, Inc.	450	30,645

		497,637

Food Products—1.3%
Bunge Ltd.	100	6,250
ConAgra Foods, Inc.	800	20,208
Flowers Foods, Inc.	200	3,954
Green Mountain Coffee Roasters, Inc. (a)	100	5,243
Hormel Foods Corp.	250	7,528
JM Smucker Co.	100	7,598
Kraft Foods, Inc., Class A	550	19,882
Mead Johnson Nutrition Co., Class A	150	11,304
Sara Lee Corp.	1,450	27,492
Smithfield Foods, Inc. (a)	650	15,918
Tyson Foods, Inc., Class A	850	17,119

		142,496

Gas Utilities—0.3%
National Fuel Gas Co.	200	11,590
Oneok, Inc.	200	16,632

		28,222

Health Care Equipment & Supplies—1.4%
Baxter International, Inc.	800	41,328
Becton Dickinson & Co.	50	3,689
Boston Scientific Corp. (a)	4,200	24,780
Cooper Cos., Inc.	100	6,126
Covidien PLC	250	11,387
IDEXX Laboratories, Inc. (a)	50	3,759
Intuitive Surgical, Inc. (a)	50	21,710
Stryker Corp.	250	12,208
Teleflex, Inc.	100	6,088
Zimmer Holdings, Inc. (a)	250	12,638
Zoll Medical Corp. (a)	100	4,603

		148,316

Health Care Providers & Services—5.5%
Aetna, Inc.	1,550	64,821
AMERIGROUP Corp. (a)	100	5,717
AmerisourceBergen Corp.	800	29,720
Brookdale Senior Living, Inc. (a)	550	8,552
Cardinal Health, Inc.	850	36,091
CIGNA Corp.	400	17,692
Coventry Health Care, Inc. (a)	300	9,582
DaVita, Inc. (a)	50	3,809
Express Scripts, Inc. (a)	1,300	59,345
HCA Holdings, Inc. (a)	1,850	45,103
Health Management Associates, Inc., Class A (a)	600	4,932
Health Net, Inc. (a)	350	10,899
Healthsouth Corp. (a)	200	3,456
Humana, Inc.	400	35,472
McKesson Corp.	450	36,590
Omnicare, Inc.	300	9,783
UnitedHealth Group, Inc.	2,600	126,802
Universal American Corp.	350	4,596
WellCare Health Plans, Inc. (a)	100	5,845
WellPoint, Inc.	1,100	77,605

		596,412

Health Care Technology—0.2%
Cerner Corp. (a)	250	15,245

	Shares	Value

SXC Health Solutions Corp. (a)	50	$2,941

		18,186

Hotels, Restaurants & Leisure—2.5%
Bally Technologies, Inc. (a)	150	5,751
Brinker International, Inc.	500	12,040
Carnival Corp., UNIT	700	23,240
Chipotle Mexican Grill, Inc., Class A (a)	50	16,078
Darden Restaurants, Inc.	150	7,156
DineEquity, Inc. (a)	200	9,416
Domino’s Pizza, Inc. (a)	200	6,588
International Game Technology	500	8,530
Las Vegas Sands Corp. (a)	350	16,348
McDonald’s Corp.	200	19,104
MGM Resorts International (a)	1,750	18,008
Panera Bread Co., Class A (a)	50	7,169
Penn National Gaming, Inc. (a)	200	7,422
Starbucks Corp.	1,300	56,524
Wendy’s Co.	750	3,720
Wyndham Worldwide Corp.	400	14,180
Wynn Resorts Ltd.	300	36,168
Yum! Brands, Inc.	100	5,604

		273,046

Household Durables—0.7%
D.R. Horton, Inc.	1,150	13,696
Mohawk Industries, Inc. (a)	100	5,456
NVR, Inc. (a)	15	10,048
Pulte Group, Inc. (a)	2,200	13,442
Tempur-Pedic International, Inc. (a)	300	16,383
Toll Brothers, Inc. (a)	300	6,093
Tupperware Brands Corp.	150	8,739
Whirlpool Corp.	50	2,453

		76,310

Household Products—0.8%
Church & Dwight Co., Inc.	200	8,850
Clorox Co.	200	12,992
Energizer Holdings, Inc. (a)	50	3,614
Procter & Gamble Co.	1,000	64,570

		90,026

Independent Power Producers & Energy Traders—0.3%
AES Corp. (a)	2,550	30,804

Industrial Conglomerates—2.4%
General Electric Co.	13,350	212,398
Seaboard Corp.	5	10,049
Tyco International Ltd.	750	35,970

		258,417

Insurance—2.8%
Allied World Assurance Co.,
Holdings AG	100	5,949
Allstate Corp.	350	9,376
American Financial Group, Inc.	150	5,400
American International Group, Inc. (a)	1,900	44,289
Arch Capital Group Ltd. (a)	400	15,108
Assurant, Inc.	200	7,848
Chubb Corp.	700	47,208
Endurance Specialty Holdings Ltd.	200	7,234
Erie Indemnity Co., Class A	100	7,379
Loews Corp.	400	15,372
Marsh & McLennan Cos., Inc.	550	16,605
PartnerRe Ltd.	50	3,286
Principal Financial Group, Inc.	300	7,239
Progressive Corp.	200	3,772
Reinsurance Group of America, Inc.	100	5,150
RenaissanceRe Holdings Ltd.	100	7,344
Torchmark Corp.	300	12,777
Travelers Cos., Inc.	1,000	56,250

72	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2011

	Shares	Value

Unum Group	600	$13,506
White Mountains Insurance Group Ltd.	20	8,488
WR Berkley Corp.	150	5,116

		304,696

Internet & Catalog Retail—1.1%
Amazon.com, Inc. (a)	300	57,687
Liberty Media Corp.—Interactive, Class A (a)	1,150	18,699
NetFlix, Inc. (a)	150	9,679
Priceline.com, Inc. (a)	75	36,442

		122,507

Internet Software & Services—0.5%
eBay, Inc. (a)	650	19,234
IAC/InterActiveCorp.	400	16,752
Rackspace Hosting, Inc. (a)	250	10,845
VeriSign, Inc.	150	5,037

		51,868

IT Services—3.7%
Accenture PLC, Class A	1,100	63,723
Amdocs Ltd. (a)	250	7,060
Automatic Data Processing, Inc.	450	22,990
CACI International, Inc., Class A (a)	100	5,638
Computer Sciences Corp.	600	14,658
DST Systems, Inc.	150	7,130
Fiserv, Inc. (a)	200	11,532
International Business Machines Corp.	1,100	206,800
MasterCard, Inc., Class A	100	37,455
Teradata Corp. (a)	200	10,846
Total System Services, Inc.	200	4,008
Western Union Co.	250	4,360

		396,200

Leisure Equipment & Products—0.2%
Brunswick Corp.	300	5,586
Mattel, Inc.	200	5,762
Polaris Industries, Inc.	100	6,010

		17,358

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc. (a)	800	30,000
Charles River Laboratories International, Inc. (a)	150	4,253
Covance, Inc. (a)	100	4,591
Pharmaceutical Product Development, Inc.	200	6,642
Thermo Fisher Scientific, Inc. (a)	250	11,812
Waters Corp. (a)	100	8,000

		65,298

Machinery—3.2%
AGCO Corp. (a)	150	6,862
Caterpillar, Inc.	850	83,198
Chart Industries, Inc. (a)	150	9,129
CNH Global NV (a)	450	17,874
Cummins, Inc.	250	24,082
Deere & Co.	350	27,738
Dover Corp.	100	5,497
Eaton Corp.	300	13,473
Gardner Denver, Inc.	150	12,858
Harsco Corp.	200	4,128
Illinois Tool Works, Inc.	250	11,360
ITT Corp.	100	2,017
Joy Global, Inc.	200	18,256
Kennametal, Inc.	200	7,622
Manitowoc Co., Inc.	600	6,642
Navistar International Corp. (a)	150	5,584
Nordson Corp.	150	7,059
Oshkosh Corp. (a)	300	6,156
Pall Corp.	150	8,174
Parker Hannifin Corp.	250	20,695

	Shares	Value

Sauer-Danfoss, Inc. (a)	250	$9,398
SPX Corp.	100	6,340
Terex Corp. (a)	700	10,801
Trinity Industries, Inc.	250	7,145
WABCO Holdings, Inc. (a)	150	7,052
Xylem, Inc.	200	4,780

		343,920

Marine—0.0%
Alexander & Baldwin, Inc.	100	3,789

Media—4.2%
CBS Corp., Class B	2,750	71,610
Charter Communications, Inc. (a)	400	21,148
DIRECTV, Class A (a)	550	25,971
DISH Network Corp., Class A	750	18,428
Gannett Co., Inc.	250	2,715
Interpublic Group of Cos., Inc.	700	6,566
Liberty Media Corp.—Liberty Capital, Class A (a)	550	41,954
McGraw-Hill Cos., Inc.	500	21,350
Omnicom Group, Inc.	300	12,951
Scholastic Corp.	150	4,060
Sirius XM Radio, Inc. (a)	15,800	28,440
Time Warner Cable, Inc.	500	30,240
Time Warner, Inc.	2,100	73,122
Viacom, Inc., Class B	1,050	46,998
Virgin Media, Inc.	200	4,432
Walt Disney Co.	1,200	43,020

		453,005

Metals & Mining—1.0%
Alcoa, Inc.	2,500	25,050
Allied Nevada Gold Corp. (a)	100	3,589
Carpenter Technology Corp.	100	5,414
Coeur d’Alene Mines Corp. (a)	150	4,390
Freeport-McMoRan Copper & Gold, Inc.	1,750	69,300
Molycorp, Inc. (a)	150	5,078

		112,821

Multiline Retail—2.1%
Dillard’s, Inc., Class A	450	21,150
Dollar Tree, Inc. (a)	200	16,298
Family Dollar Stores, Inc.	150	8,913
J.C. Penney Co., Inc.	1,100	35,244
Kohl’s Corp.	550	29,590
Macy’s, Inc.	1,500	48,495
Nordstrom, Inc.	550	24,904
Target Corp.	700	36,890

		221,484

Multi-Utilities—0.2%
Ameren Corp.	150	5,071
CenterPoint Energy, Inc.	700	13,930
TECO Energy, Inc.	350	6,573

		25,574

Office Electronics—0.2%
Xerox Corp.	2,750	22,412

Oil, Gas & Consumable Fuels—13.1%
Anadarko Petroleum Corp.	1,100	89,397
Cabot Oil & Gas Corp.	300	26,577
Chesapeake Energy Corp.	2,200	55,748
Chevron Corp.	1,980	203,584
ConocoPhillips	3,340	238,209
CVR Energy, Inc. (a)	350	6,370
Delek US Holdings, Inc.	250	2,747
Denbury Resources, Inc. (a)	1,350	22,815
Devon Energy Corp.	400	26,184
EQT Corp.	350	21,703
Exxon Mobil Corp.	4,420	355,545
Gulfport Energy Corp. (a)	150	4,762
Kinder Morgan, Inc.	950	28,025
Marathon Oil Corp.	2,350	65,706
Murphy Oil Corp.	200	11,184

	Shares	Value

Noble Energy, Inc.	50	$4,920
Occidental Petroleum Corp.	400	39,560
Peabody Energy Corp.	200	7,846
Pioneer Natural Resources Co.	200	18,908
Quicksilver Resources, Inc. (a)	700	5,670
Range Resources Corp.	250	17,928
Rosetta Resources, Inc. (a)	150	8,151
SandRidge Energy, Inc. (a)	800	5,880
SM Energy Co.	50	3,974
Southwestern Energy Co. (a)	150	5,708
Stone Energy Corp. (a)	200	5,658
Sunoco, Inc.	250	9,702
Tesoro Corp. (a)	600	14,334
Valero Energy Corp.	2,700	60,129
W&T Offshore, Inc.	300	6,006
Williams Cos., Inc.	1,150	37,122

		1,410,052

Paper & Forest Products—0.7%
Buckeye Technologies, Inc.	200	6,196
Domtar Corp.	250	19,632
International Paper Co.	1,200	34,080
MeadWestvaco Corp.	400	11,940

		71,848

Personal Products—0.5%
Estee Lauder Cos., Inc., Class A	300	35,394
Herbalife Ltd.	300	16,590

		51,984

Pharmaceuticals—2.6%
Bristol-Myers Squibb Co.	300	9,816
Eli Lilly & Co.	100	3,785
Forest Laboratories, Inc. (a)	450	13,482
Jazz Pharmaceuticals, Inc. (a)	200	7,924
Merck & Co., Inc.	2,250	80,437
Perrigo Co.	100	9,790
Pfizer, Inc.	6,550	131,458
Questcor Pharmaceuticals, Inc. (a)	250	11,238
Watson Pharmaceuticals, Inc. (a)	100	6,462

		274,392

Professional Services—0.2%
Manpower, Inc.	150	5,495
Nielsen Holdings NV (a)	700	20,335

		25,830

Real Estate Investment Trust—1.1%
AvalonBay Communities, Inc.	50	6,243
Boston Properties, Inc.	50	4,769
Camden Property Trust	50	2,887
CBL & Associates Properties, Inc.	250	3,572
DDR Corp.	400	4,676
Equity Residential	200	11,038
General Growth Properties, Inc.	1,400	19,712
Kimco Realty Corp.	300	4,731
ProLogis, Inc.	750	20,865
Rayonier, Inc.	150	6,096
Simon Property Group, Inc.	150	18,651
SL Green Realty Corp.	100	6,584
Weyerhaeuser Co.	400	6,716

		116,540

Real Estate Management & Development—0.0%
CBRE Group, Inc. (a)	250	4,202

Road & Rail—1.9%
Con-way, Inc.	200	5,618
CSX Corp.	2,000	43,420
Hertz Global Holdings, Inc. (a)	600	6,786
J.B. Hunt Transport Services, Inc.	100	4,572
Kansas City Southern (a)	200	13,606
Norfolk Southern Corp.	800	60,432
Union Pacific Corp.	700	72,387

		206,821

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	73

Schedules of Investments

November 30, 2011

	Shares	Value

Semiconductors & Semiconductor Equipment—3.0%
Advanced Micro Devices, Inc. (a)	1,500	$8,535
Altera Corp.	300	11,301
Applied Materials, Inc.	750	8,085
Atmel Corp. (a)	1,550	13,749
Cypress Semiconductor Corp. (a)	250	4,768
Diodes, Inc. (a)	350	7,175
Entegris, Inc. (a)	550	4,636
Fairchild Semiconductor International, Inc. (a)	500	6,475
Intel Corp.	6,400	159,424
KLA-Tencor Corp.	250	11,525
LSI Logic Corp. (a)	3,250	18,265
Maxim Integrated Products, Inc.	200	5,130
Micron Technology, Inc. (a)	950	5,690
Novellus Systems, Inc. (a)	400	13,848
Texas Instruments, Inc.	1,500	45,150

		323,756

Software—2.0%
Activision Blizzard, Inc.	900	11,178
Ariba, Inc. (a)	200	6,070
CA, Inc.	450	9,540
Electronic Arts, Inc. (a)	400	9,276
Microsoft Corp.	1,150	29,417
MicroStrategy, Inc., Class A (a)	50	6,157
Oracle Corp.	3,750	117,562
Symantec Corp. (a)	900	14,715
TIBCO Software, Inc. (a)	350	9,590

		213,505

Specialty Retail—4.5%
Abercrombie & Fitch Co., Class A	250	11,978
Advance Auto Parts, Inc.	50	3,461
ANN, Inc. (a)	200	4,692
Autozone, Inc. (a)	100	32,838
Bed Bath & Beyond, Inc. (a)	500	30,255
Best Buy Co., Inc.	400	10,836
Cabela’s, Inc. (a)	250	5,893
Chico’s FAS, Inc.	500	5,200
Foot Locker, Inc.	450	10,616
Gap, Inc.	1,650	30,838
Home Depot, Inc.	2,400	94,128
Limited Brands, Inc.	950	40,214
Lowe’s Cos., Inc.	1,200	28,812
Men’s Wearhouse, Inc.	150	4,174
O’Reilly Automotive, Inc. (a)	100	7,724
Penske Auto Group, Inc.	350	7,102
PetSmart, Inc.	200	9,650
RadioShack Corp.	500	5,740
Rent-A-Center, Inc.	150	5,392
Ross Stores, Inc.	200	17,818
Sally Beauty Holdings, Inc. (a)	500	10,050
Signet Jewelers Ltd.	250	11,070
Tiffany & Co.	350	23,464
TJX Cos., Inc.	650	40,105
Tractor Supply Co.	150	10,834
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	150	10,444
Williams-Sonoma, Inc.	200	7,554

		480,882

Textiles, Apparel & Luxury Goods—1.9%
Carter’s, Inc. (a)	150	5,966
Coach, Inc.	700	43,813
CROCS, Inc. (a)	250	3,878
Deckers Outdoor Corp. (a)	100	10,894
Fossil, Inc. (a)	300	26,877
Lululemon Athletica, Inc. (a)	400	19,880
Nike, Inc., Class B	350	33,663
Ralph Lauren Corp.	200	28,372

	Shares	Value

Under Armour, Inc., Class A (a)	50	$4,066
V.F. Corp.	200	27,738

		205,147

Tobacco—2.2%
Altria Group, Inc.	600	17,214
Lorillard, Inc.	200	22,324
Philip Morris International, Inc.	2,170	165,441
Reynolds American, Inc.	650	27,209

		232,188

Trading Companies & Distributors—0.2%
United Rentals, Inc. (a)	350	9,849
W.W. Grainger, Inc.	50	9,345

		19,194

Wireless Telecommunication Services—0.3%
Sprint Nextel Corp., Ser. 1 (a)	11,800	31,860

Total Investments (cost—$10,024,849)—99.5%		10,696,501

Other assets less liabilities—0.5%		51,775

Net Assets—100.0%		$10,748,276

Notes to Schedule of Investments:
(a) Non-income producing.

Glossary:
UNIT—More than one class of securities traded together.

Allianz NFJ Global Dividend Value Fund

	Shares	Value

COMMON STOCK—98.9%
Australia—2.0%
Telstra Corp. Ltd.	192,600	$632,821

Brazil—7.9%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	11,900	657,118
Cia Energetica de Minas Gerais ADR	38,200	670,410
Tele Norte Leste S.A. Participacoes ADR	59,900	566,654
Vale S.A. ADR	25,900	602,175

		2,496,357

Canada—1.9%
Toronto-Dominion Bank/The	8,600	609,826

China—1.9%
China Mobile Ltd. ADR	12,000	596,040

France—7.9%
Sanofi	17,600	1,231,048
Total S.A.	24,400	1,258,858

		2,489,906

Germany—3.8%
RWE AG	13,100	543,051
Siemens AG	6,400	647,674

		1,190,725

Hong Kong—5.9%
Cathay Pacific Airways Ltd.	302,900	545,638
First Pacific Co., Ltd.	610,500	678,231
Yue Yuen Industrial Holdings Ltd.	224,876	648,043

		1,871,912

Japan—3.7%
Mitsubishi Corp.	30,700	634,674
Mizuho Financial Group, Inc.	399,700	526,176

		1,160,850

Korea (Republic of)—5.8%
POSCO	1,900	640,350
SK Telecom Co., Ltd.	8,900	1,192,582

		1,832,932

Norway—2.2%
Seadrill Ltd.	19,700	688,041

Russian Federation—2.0%
Lukoil OAO ADR	11,400	640,794

South Africa—4.0%
Sasol Ltd. ADR	26,300	1,260,033

Spain—1.7%
Banco Santander S.A.	73,642	552,773

Sweden—2.1%
Svenska Cellulosa AB, Class B	44,800	666,625

Switzerland—3.7%
Credit Suisse Group AG (b)	22,500	543,050
Zurich Financial Services AG (b)	2,900	638,691

		1,181,741

United Kingdom—7.9%
AstraZeneca PLC	13,700	630,991
BAE Systems PLC	148,000	638,960
Marks & Spencer Group PLC	120,400	626,463
Unilever PLC	18,500	621,451

		2,517,865

United States—34.5%
Altria Group, Inc.	23,700	679,953

74	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2011

	Shares	Value

Annaly Capital Management, Inc., REIT	38,600	$620,302
Axis Capital Holdings Ltd.	20,900	667,337
ConocoPhillips	9,100	649,012
Eastman Chemical Co.	15,800	625,996
Intel Corp.	27,400	682,534
International Paper Co.	23,200	658,880
JPMorgan Chase & Co.	18,600	576,042
Kimberly-Clark Corp.	9,400	671,818
Marathon Oil Corp.	24,200	676,632
Microsoft Corp.	23,500	601,130
Northrop Grumman Corp.	11,400	650,598
Pfizer, Inc.	33,900	680,373
Pitney Bowes, Inc.	31,300	583,119
RR Donnelley & Sons Co.	39,000	585,780
Seagate Technology PLC	38,200	653,220
Xerox Corp.	80,100	652,815

		10,915,541

Total Common Stock (cost—$33,398,146)		31,304,782

	Principal Amount (000s)
Repurchase Agreements—0.8%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $267,000; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $277,662 including accrued interest
(cost—$267,000)	$267	267,000

Total Investments (cost—$33,665,146) (a)—99.7%		31,571,782

Other assets less liabilities—0.3%		101,646

Net Assets—100.0%		$31,673,428

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $14,786,191, representing 46.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

Allianz RCM All Alpha Fund

	Shares	Value

COMMON STOCK—76.3%
Belgium—0.4%
Anheuser-Busch InBev NV	320	$19,135

Bermuda—1.0%
Marvell Technology Group Ltd. (b)	3,591	50,705

Canada—0.7%
AEterna Zentaris, Inc. (b)	12,313	19,701
YM Biosciences, Inc. (b)	13,302	18,756

		38,457

China—16.3%
Bank of China Ltd., Class H	138,000	44,994
Beijing Enterprises Holdings Ltd.	5,500	30,123
China Coal Energy Co., Ltd., Class H	36,000	43,003
China Construction Bank Corp., Class H	90,000	64,004
China Everbright International Ltd.	63,000	25,626
China Life Insurance Co., Ltd., Class H	22,000	59,164
China Mobile Ltd.	5,000	49,372
China Telecom Corp. Ltd., Class H	146,000	89,171
Comba Telecom Systems Holdings Ltd.	45,850	41,709
Digital China Holdings Ltd.	39,000	63,258
Industrial & Commercial Bank of China, Class H	122,000	71,133
Kunlun Energy Co., Ltd.	16,000	21,656
PetroChina Co., Ltd., Class H	30,000	38,957
Ping An Insurance Group Co., Class H	4,000	27,868
Sino-Ocean Land Holdings Ltd.	59,000	23,993
Tencent Holdings Ltd.	2,100	40,960
Tingyi Cayman Islands Holding Corp.	10,000	32,534
Yuexiu Transport Infrastructure Ltd.	44,000	19,434
Zhongsheng Group Holdings Ltd.	13,000	23,949
Zhuzhou CSR Times Electric Co., Ltd., Class H	11,000	25,955
ZTE Corp., Class H	10,600	32,433

		869,296

Finland—0.2%
Kemira Oyj	908	11,261

France—1.0%
Accor S.A.	750	20,985
LVMH Moet Hennessy Louis Vuitton S.A.	187	29,444

		50,429

Germany—1.0%
Kabel Deutschland Holding AG (b)	132	7,337
Stroer Out-of-Home Media AG (b)	899	15,286
Symrise AG	430	11,613
Tipp24 SE (b)	148	6,327
TUI AG (b)	2,000	11,186

		51,749

Hong Kong—11.7%
BOC Hong Kong Holdings Ltd.	12,500	28,652
Champion REIT	90,000	35,326
China Unicom Hong Kong Ltd.	6,000	13,026
CNOOC Ltd.	42,000	81,473
Dah Sing Financial Holdings Ltd.	3,600	10,285

	Shares	Value

Great Eagle Holdings Ltd.	13,000	$26,451
Hang Seng Bank Ltd.	2,500	30,845
Hong Kong Exchange and Clearing Ltd.	4,000	66,097
Hutchison Whampoa Ltd.	6,000	52,697
Jardine Matheson Holdings Ltd.	1,200	60,692
Kerry Properties Ltd.	8,000	27,806
Natural Beauty Bio-Technology Ltd.	110,000	15,921
PCCW Ltd.	158,000	58,562
Sa Sa International Holdings Ltd.	50,000	30,711
Sun Hung Kai Properties Ltd.	2,000	24,734
Swire Pacific Ltd., Class A	3,500	42,726
Wynn Macau Ltd. (b)	6,800	19,931

		625,935

Ireland—0.2%
Amarin Corp. PLC ADR (b)	1,710	11,936

Israel—0.2%
Protalix BioTherapeutics, Inc. (b)	1,720	10,440

Italy—0.2%
Fiat SpA	2,336	12,095

Norway—0.2%
Yara International ASA	250	10,177

Switzerland—0.2%
Nestle S.A.	215	12,066

United Kingdom—3.1%
Aegis Group PLC	5,619	12,045
Anglo American PLC	602	22,983
Burberry Group PLC	1,210	24,241
Eurasian Natural Resources Corp. PLC	2,078	21,826
HSBC Holdings PLC	3,200	24,935
Imperial Tobacco Group PLC	288	10,361
Reckitt Benckiser Group PLC	225	11,415
Rio Tinto PLC	488	25,691
WM Morrison Supermarkets PLC	2,441	12,375

		165,872

United States—39.9%
3D Systems Corp. (b)	1,645	25,678
Achillion Pharmaceuticals, Inc. (b)	4,025	26,766
Acme Packet, Inc. (b)	1,266	42,322
Aetna, Inc.	378	15,808
Akamai Technologies, Inc. (b)	2,313	66,869
Amazon.com, Inc. (b)	264	50,765
Apple, Inc. (b)	79	30,194
Ardea Biosciences, Inc. (b)	1,923	35,922
BioMarin Pharmaceutical, Inc. (b)	1,164	40,298
Biosante Pharmaceuticals, Inc. (b)	13,287	31,889
Brocade Communications Systems, Inc. (b)	9,083	48,867
Celgene Corp. (b)	600	37,848
Covidien PLC	979	44,593
CVS Caremark Corp.	682	26,489
Cyberonics, Inc. (b)	542	16,439
Dolby Laboratories, Inc., Class A (b)	888	29,233
Edwards Lifesciences Corp. (b)	359	23,705
Endologix, Inc. (b)	1,366	15,490
Fairchild Semiconductor International, Inc. (b)	2,093	27,104
Fluidigm Corp. (b)	839	11,318
Genomic Health, Inc. (b)	391	10,631
Hewlett-Packard Co.	2,049	57,270
Hologic, Inc. (b)	4,025	70,880

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	75

Schedules of Investments

November 30, 2011

	Shares	Value

Idenix Pharmaceuticals, Inc. (b)	2,937	$22,321
Incyte Corp. Ltd. (b)	4,998	68,822
Inhibitex, Inc. (b)	6,374	93,060
Juniper Networks, Inc. (b)	2,479	56,298
LinkedIn Corp., Class A (b)	905	59,667
MAP Pharmaceuticals, Inc. (b)	1,591	21,876
Mednax, Inc. (b)	168	11,323
Microsemi Corp. (b)	1,851	32,874
NetFlix, Inc. (b)	937	60,465
NuPathe, Inc. (b)	3,488	7,743
ON Semiconductor Corp. (b)	7,428	55,933
Pharmacyclics, Inc. (b)	5,521	84,085
Questcor Pharmaceuticals, Inc. (b)	574	25,486
Regeneron Pharmaceuticals, Inc. (b)	522	31,017
Rovi Corp. (b)	1,190	33,023
Salesforce.com, Inc. (b)	763	90,354
Seattle Genetics, Inc. (b)	5,555	92,380
SIGA Technologies, Inc. (b)	3,500	7,350
Skyworks Solutions, Inc. (b)	1,813	29,570
Spectrum Pharmaceuticals, Inc. (b)	887	12,285
St. Jude Medical, Inc.	1,233	47,397
Stericycle, Inc. (b)	312	25,278
Symantec Corp. (b)	3,064	50,096
Taleo Corp., Class A (b)	732	23,710
TriQuint Semiconductor, Inc. (b)	4,614	20,163
VMware, Inc., Class A (b)	433	41,862
Websense, Inc. (b)	2,124	38,466
Western Digital Corp. (b)	2,233	64,913
XenoPort, Inc. (b)	10,061	48,092
Yahoo!, Inc. (b)	5,230	82,163

		2,124,450

Total Common Stock (cost—$4,419,695)		4,064,003

PREFERRED STOCK—0.8%
Germany—0.8%
Hugo Boss AG	244	22,213
ProSiebenSat.1 Media AG	542	10,722
Volkswagen AG	70	12,096

Total Preferred Stock (cost—$44,724)		45,031

	Principal Amount (000s)
Repurchase Agreements—22.3%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $1,187,000; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $1,216,422 including accrued interest
(cost—$1,187,000)	$1,187	1,187,000

Total Investments, before securities sold short (cost—$5,651,419)—99.4%		5,296,034

	Shares
SECURITIES SOLD SHORT (c)—(50.7)%
Common Stock—(43.8)%
Finland—(0.6)%
Nokia Oyj ADR	5,162	(29,888)

France—(2.5)%
Air Liquide S.A.	140	(17,714)

	Shares	Value

Carrefour S.A.	1,367	$(36,397)
JCDecaux S.A. (b)	403	(10,475)
Lafarge S.A.	215	(7,859)
Pernod-Ricard S.A.	127	(11,981)
Peugeot S.A.	708	(13,256)
PPR	232	(34,766)

		(132,448)

Germany—(1.1)%
Bayerische Motoren Werke AG	167	(12,660)
Daimler AG	41	(1,865)
Linde AG	28	(4,315)
SAP AG ADR	650	(38,974)

		(57,814)

Ireland—(0.5)%
Seagate Technology PLC	1,551	(26,522)

Israel—(0.7)%
Check Point Software Technologies Ltd. (b)	655	(36,248)

Italy—(0.2)%
Tod’s SpA	138	(12,853)

Netherlands—(0.5)%
ASML Holding NV	754	(29,805)

Spain—(0.2)%
Inditex S.A.	142	(11,431)

Sweden—(0.5)%
Telefonaktiebolaget LM Ericsson ADR	2,671	(28,393)

Switzerland—(2.7)%
Cie Financiere Richemont S.A.	470	(25,505)
Garmin Ltd.	809	(29,601)
Novartis AG ADR	1,393	(75,389)
Syngenta AG (b)	49	(14,420)

		(144,915)

United Kingdom—(2.1)%
Associated British Foods PLC	1,169	(20,404)
Croda International PLC	405	(11,627)
Fresnillo PLC	431	(11,655)
Intercontinental Hotels Group PLC	667	(11,597)
Marks & Spencer Group PLC	2,247	(11,692)
SABMiller PLC	842	(29,729)
Xstrata PLC	844	(13,549)

		(110,253)

United States—(32.2)%
Advanced Micro Devices, Inc. (b)	5,955	(33,884)
AmerisourceBergen Corp.	1,351	(50,190)
Amgen, Inc.	732	(41,343)
Ansys, Inc. (b)	389	(24,106)
Aruba Networks, Inc. (b)	1,149	(24,244)
Aspen Technology, Inc. (b)	1,434	(25,597)
Atmel Corp. (b)	1,728	(15,327)
Autodesk, Inc. (b)	1,247	(42,485)
Avnet, Inc. (b)	909	(27,079)
Broadcom Corp., Class A (b)	715	(21,697)
C.R. Bard, Inc.	348	(30,342)
Cerner Corp. (b)	563	(34,332)
Charles River Laboratories International, Inc. (b)	1,879	(53,270)
Citrix Systems, Inc. (b)	442	(31,554)
Concur Technologies, Inc. (b)	554	(26,165)
Covance, Inc. (b)	880	(40,401)
Cymer, Inc. (b)	641	(28,666)
DENTSPLY International, Inc.	1,675	(60,484)
eBay, Inc. (b)	1,137	(33,644)
Electronic Arts, Inc. (b)	1,017	(23,584)
Endocyte, Inc. (b)	1,438	(14,797)
Expedia, Inc.	1,006	(27,982)

	Shares	Value

FEI Co. (b)	693	$(27,969)
Freescale Semiconductor Holdings I Ltd. (b)	1,565	(19,829)
Gilead Sciences, Inc. (b)	1,568	(62,485)
Google, Inc., Class A (b)	92	(55,144)
Harman International Industries, Inc.	681	(28,125)
Henry Schein, Inc. (b)	990	(63,697)
International Rectifier Corp. (b)	1,132	(23,806)
Intuit, Inc.	391	(20,817)
Laboratory Corp. of America Holdings (b)	246	(21,087)
Lexmark International, Inc., Class A	749	(25,062)
LogMeIn, Inc. (b)	623	(26,795)
LSI Logic Corp. (b)	3,802	(21,367)
McKesson Corp.	605	(49,193)
MICROS Systems, Inc. (b)	857	(40,425)
Motorola Solutions, Inc.	689	(32,156)
Mylan, Inc. (b)	1,046	(20,428)
National Instruments Corp.	1,331	(35,005)
NetSuite, Inc. (b)	623	(25,256)
NVIDIA Corp. (b)	2,222	(34,730)
Owens & Minor, Inc.	2,129	(65,573)
Patterson Cos., Inc.	1,605	(48,423)
Paychex, Inc.	1,039	(30,245)
Red Hat, Inc. (b)	477	(23,888)
Shutterfly, Inc. (b)	1,144	(30,980)
Teradata Corp. (b)	606	(32,863)
VCA Antech, Inc. (b)	3,451	(67,847)
Zimmer Holdings, Inc. (b)	1,393	(70,416)

		(1,714,784)

Total Common Stock (proceeds received—$2,333,085)		(2,335,354)

Exchange-Traded Funds—(6.6)%
United States—(6.6)%
Health Care Select Sector SPDR	3,204	(108,519)
iShares Nasdaq Biotechnology Index (b)	2,016	(206,035)
Rydex S&P Equal Weight Healthcare	600	(39,462)

Total Exchange-Traded Funds (proceeds received—$336,363)		(354,016)

Preferred Stock—(0.3)%
Germany—(0.3)%
Henkel AG & Co. KGaA (proceeds received—$14,288)	227	(13,529)

Total Securities Sold Short (proceeds received—$2,683,736)		(2,702,899)

Total Investments, net of securities sold short (cost—$2,967,683) (a)—48.7%		2,593,135

Other assets less other liabilities—51.3%		2,735,660

Net Assets—100.0%		$5,328,795

Notes to Schedule of Investments:
(a) Securities (including securities sold short) with a net value of $1,545,198, representing 29.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Fund pledged cash collateral of $2,639,820 for securities sold short.

76	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2011

Glossary:
ADR—American Depositary Receipt
REIT—Real Estate Investment Trust
SPDR—Standard & Poor’s Depositary Receipts

Allianz RCM China Equity Fund

	Shares	Value

COMMON STOCK—98.8%
China—76.3%
Bank of China Ltd., Class H	405,500	$132,212
Beijing Enterprises Holdings Ltd.	15,000	82,153
China Coal Energy Co., Ltd., Class H	78,000	93,173
China Construction Bank Corp., Class H	232,800	165,558
China Everbright International Ltd.	316,000	128,535
China Life Insurance Co., Ltd., Class H	68,500	184,215
China Mobile Ltd.	14,000	138,242
China National Materials Co., Ltd., Class H	67,000	26,932
China Oilfield Services Ltd., Class H	42,000	64,825
China Resources Land Ltd.	26,000	39,624
China Shenhua Energy Co., Ltd., Class H	25,000	110,350
China Telecom Corp. Ltd., Class H	290,000	177,121
Comba Telecom Systems Holdings Ltd.	108,100	98,337
CSR Corp. Ltd., Class H	99,000	62,913
Digital China Holdings Ltd.	85,000	137,871
Industrial & Commercial Bank of China, Class H	391,335	228,172
Kunlun Energy Co., Ltd.	54,000	73,088
Ping An Insurance Group Co., Class H	12,000	83,603
Poly Hong Kong Investments Ltd.	96,000	40,025
Pou Sheng International Holdings Ltd. (b)	328,000	44,349
Qingling Motors Co., Ltd., Class H	272,000	72,794
Sino-Ocean Land Holdings Ltd.	208,000	84,585
Tencent Holdings Ltd.	5,000	97,523
Tingyi Cayman Islands Holding Corp.	32,000	104,108
Yantai Changyu Pioneer Wine Co., Ltd., Class B	11,712	139,645
Yuexiu Transport Infrastructure Ltd.	172,000	75,970
Zhongsheng Group Holdings Ltd.	41,500	76,452
Zhuzhou CSR Times Electric Co., Ltd., Class H	28,700	67,720
Zijin Mining Group Co., Ltd., Class H	98,000	43,804
ZTE Corp., Class H	26,360	80,655

		2,954,554

Hong Kong—22.5%
Aeon Stores Hong Kong Co., Ltd.	34,500	77,618
China Unicom Hong Kong Ltd.	30,000	65,132
CNOOC Ltd.	124,000	240,539
CPMC Holdings Ltd.	122,000	58,135
Daphne International Holdings Ltd.	70,000	85,929
Hong Kong Exchange and Clearing Ltd.	3,800	62,793
Natural Beauty Bio-Technology Ltd.	240,000	34,736
Sa Sa International Holdings Ltd.	152,000	93,361
Varitronix International Ltd.	130,000	53,449
Wynn Macau Ltd. (b)	33,200	97,312

		869,004

Value

Total Investments (cost—$4,273,175) (a)—98.8%	$3,823,558

Other assets less liabilities—1.2%	47,169

Net Assets—100.0%	$3,870,727

Notes to Schedule of Investments:
(a) Securities with an aggregate value of $3,823,558, representing 98.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	77

Schedules of Investments

November 30, 2011

Allianz RCM Disciplined Equity Fund

	Shares	Value

COMMON STOCK—98.9%
Aerospace & Defense—5.4%
BE Aerospace, Inc. (a)	13,830	$538,678
Boeing Co.	30,130	2,069,630

		2,608,308

Beverages—2.5%
PepsiCo, Inc.	18,500	1,184,000

Biotechnology—2.9%
Amgen, Inc.	15,590	902,817
Celgene Corp. (a)	7,950	501,486

		1,404,303

Capital Markets—3.4%
Morgan Stanley	22,200	328,338
Northern Trust Corp.	19,920	749,590
SEI Investments Co.	32,600	547,680

		1,625,608

Chemicals—3.4%
Air Products & Chemicals, Inc.	9,380	785,575
Mosaic Co.	11,800	622,568
Rockwood Holdings, Inc. (a)	5,230	233,049

		1,641,192

Commercial Banks—3.2%
U.S. Bancorp	21,610	560,131
Wells Fargo & Co.	38,500	995,610

		1,555,741

Communications Equipment—3.4%
Brocade Communications Systems, Inc. (a)	81,700	439,546
QUALCOMM, Inc.	22,100	1,211,080

		1,650,626

Computers & Peripherals—3.2%
Apple, Inc. (a)	2,050	783,510
EMC Corp. (a)	31,800	731,718

		1,515,228

Diversified Telecommunication Services—4.2%
AT&T, Inc.	48,800	1,414,224
Verizon Communications, Inc.	16,100	607,453

		2,021,677

Electronic Equipment, Instruments & Components—3.6%
Corning, Inc.	67,500	895,725
FLIR Systems, Inc.	30,040	806,874

		1,702,599

Energy Equipment & Services—7.2%
Cameron International Corp. (a)	17,700	955,623
National-Oilwell Varco, Inc.	13,330	955,761
Schlumberger Ltd.	20,100	1,514,133

		3,425,517

Financial Services—2.7%
JPMorgan Chase & Co.	22,900	709,213
PNC Financial Services Group, Inc.	10,860	588,721

		1,297,934

Food Products—2.7%
Archer-Daniels-Midland Co.	43,200	1,301,184

Health Care Equipment & Supplies—5.6%
Hologic, Inc. (a)	23,800	419,118
Medtronic, Inc.	11,940	434,974
St. Jude Medical, Inc.	14,300	549,692
Varian Medical Systems, Inc. (a)	20,800	1,294,384

		2,698,168

	Shares	Value

Household Products—2.2%
Procter & Gamble Co.	16,400	$1,058,948

Industrial Conglomerates—3.6%
General Electric Co.	107,000	1,702,370

Insurance—1.5%
MetLife, Inc.	22,800	717,744

Internet Software & Services—2.4%
Akamai Technologies, Inc. (a)	19,500	563,745
eBay, Inc. (a)	19,000	562,210

		1,125,955

Machinery—2.3%
Caterpillar, Inc.	11,450	1,120,726

Metals & Mining—3.6%
Freeport-McMoRan Copper & Gold, Inc.	31,600	1,251,360
Hecla Mining Co.	72,400	448,156

		1,699,516

Multiline Retail—1.0%
Target Corp.	9,500	500,650

Oil, Gas & Consumable Fuels—10.0%
Chevron Corp.	13,650	1,403,493
Exxon Mobil Corp.	24,500	1,970,780
Southwestern Energy Co. (a)	12,000	456,600
Williams Cos., Inc.	29,500	952,260

		4,783,133

Pharmaceuticals—5.9%
Abbott Laboratories	13,790	752,244
Johnson & Johnson	14,180	917,730
Pfizer, Inc.	57,200	1,148,004

		2,817,978

Semiconductors & Semiconductor Equipment—4.8%
Intel Corp.	54,620	1,360,584
Marvell Technology Group Ltd. (a)	23,300	328,996
Texas Instruments, Inc.	19,540	588,154

		2,277,734

Software—8.2%
Activision Blizzard, Inc.	36,400	452,088
Adobe Systems, Inc. (a)	40,800	1,118,736
Autodesk, Inc. (a)	22,600	769,982
Electronic Arts, Inc. (a)	23,300	540,327
Intuit, Inc.	10,070	536,127
Nuance Communications, Inc. (a)	20,000	491,600

		3,908,860

Total Common Stock (cost—$46,604,552)		47,345,699

	Principal Amount (000s)	Value

Repurchase Agreements—0.7%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $329,000; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $337,160 including accrued interest
(cost—$329,000)	$329	$329,000

Total Investments (cost—$46,933,552)—99.6%		47,674,699

Other assets less liabilities—0.4%		189,227

Net Assets—100.0%		$47,863,926

Notes to Schedule of Investments:
(a) Non-income producing.

78	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2011

Allianz RCM Global EcoTrendsSM Fund

	Shares	Value

COMMON STOCK—98.3%
Australia—2.4%
Sims Metal Management Ltd.	67,876	$920,662

Austria—4.0%
Andritz AG	17,264	1,524,359

Canada—0.6%
Stantec, Inc. (c)	8,337	216,527

China—5.3%
China Datang Corp. Renewable Power Co., Ltd., Class H (c)	1,499,375	319,558
China Everbright International Ltd.	1,263,000	513,734
China Longyuan Power Group Corp., Class H	916,000	698,641
GCL Poly Energy Holdings Ltd.	378,000	115,284
Huaneng Renewables Corp. Ltd., Class H (c)	822,696	206,075
Kunlun Energy Co., Ltd.	130,000	175,953
Trina Solar Ltd. ADR (c)	3,029	24,232

		2,053,477

Denmark—2.6%
Novozymes A/S, Class B	26,215	840,771
Vestas Wind Systems A/S (c)	12,027	162,246

		1,003,017

Finland—3.8%
Kemira Oyj	50,535	626,730
Outotec Oyj	18,662	850,504

		1,477,234

France—3.8%
Bureau Veritas S.A.	12,538	929,001
Schneider Electric S.A.	7,196	409,192
Suez Environnement Co.	11,297	143,469

		1,481,662

Germany—6.5%
Aixtron SE	15,818	207,040
Rational AG	5,120	1,181,141
Siemens AG	11,005	1,113,696

		2,501,877

Hong Kong—2.7%
China Water Affairs Group Ltd.	862,000	252,834
Fook Woo Group Holdings Ltd. (a)(c)	944,000	116,652
Nine Dragons Paper Holdings Ltd.	963,000	661,981

		1,031,467

India—0.5%
Greenko Group PLC (c)	87,120	198,580

Ireland—2.5%
Kingspan Group PLC	106,161	947,554

Japan—5.4%
Horiba Ltd.	35,400	1,108,783
Kurita Water Industries Ltd.	35,800	958,834

		2,067,617

Netherlands—0.7%
Arcadis NV	15,244	273,669

Philippines—1.3%
Energy Development Corp.	3,557,593	496,122

Portugal—2.4%
Energias de Portugal S.A.	287,363	921,017

Russian Federation—2.9%
Gazprom OAO ADR	95,922	1,103,103

	Shares	Value

Spain—2.1%
EDP Renovaveis S.A. (c)	101,454	$586,344
Gamesa Corp. Tecnologica S.A.	52,080	229,025

		815,369

Switzerland—1.4%
ABB Ltd. (c)	29,511	559,444

Taiwan—1.0%
Epistar Corp.	148,000	311,743
Tong Hsing Electronic Industries Ltd.	30,000	71,016

		382,759

United Kingdom—6.0%
3Legs Resources PLC (c)	96,998	77,232
Aveva Group PLC	19,249	477,364
RPS Group PLC	290,579	861,806
Spectris PLC	46,308	913,884

		2,330,286

United States—40.4%
Covanta Holding Corp.	35,157	524,894
Cree, Inc. (c)	20,017	498,023
Danaher Corp.	34,808	1,684,011
Donaldson Co., Inc.	20,347	1,390,717
Eaton Corp.	22,748	1,021,613
EnerNOC, Inc. (c)	13,099	128,894
Exelis, Inc.	16,301	145,731
First Solar, Inc. (c)	1,093	52,311
Flowserve Corp.	4,743	487,438
Itron, Inc. (c)	15,539	550,547
ITT Corp.	8,150	164,386
Nalco Holding Co.	16,950	656,812
Ormat Technologies, Inc.	8,435	160,096
Pall Corp.	26,528	1,445,511
Polypore International, Inc. (c)	5,788	283,901
Range Resources Corp.	22,675	1,626,024
Regal-Beloit Corp.	7,428	391,159
Rubicon Technology, Inc. (c)	6,259	59,398
Southwestern Energy Co. (c)	40,256	1,531,741
Stericycle, Inc. (c)	16,635	1,347,768
Tetra Tech, Inc. (c)	25,424	569,243
Thermo Fisher Scientific, Inc. (c)	9,716	459,081
Xylem, Inc.	16,301	389,594

		15,568,893

Total Common Stock (cost—$42,250,482)		37,874,695

	Principal Amount (000s)
Repurchase Agreements—1.6%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $617,000; collateralized by Freddie Mac Discount Note, zero coupon, due 2/6/12, valued at $630,000
(cost—$617,000)	$617	617,000

Total Investments (cost—$42,867,482) (b)—99.9%		38,491,695

Other assets less liabilities—0.1%		41,613

Net Assets—100.0%		$38,533,308

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $116,652, representing 0.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Securities with an aggregate value of $20,768,056, representing 53.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	79

Schedules of Investments

November 30, 2011

Allianz RCM Global Water Fund

	Shares	Value

COMMON STOCK—98.2%
Austria—5.2%
Andritz AG	41,381	$3,653,817

Brazil—4.4%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	56,866	3,140,141

Canada—1.0%
Stantec, Inc. (c)	26,344	684,203

China—0.4%
China Everbright International Ltd.	619,000	251,783
Duoyuan Global Water, Inc. ADR (a)(c)	14,000	13,580

		265,363

Finland—1.9%
Kemira Oyj	108,073	1,340,311

France—5.9%
Suez Environnement Co.	177,392	2,252,830
Veolia Environnement S.A.	150,000	1,918,933

		4,171,763

Hong Kong—2.6%
China Water Affairs Group Ltd.	962,000	282,165
Guangdong Investment Ltd.	2,446,000	1,555,023

		1,837,188

Netherlands—2.0%
Arcadis NV	39,633	711,513
Wavin NV (c)	64,215	694,289

		1,405,802

Sweden—5.0%
Alfa Laval AB	183,986	3,548,245

Switzerland—8.7%
Geberit AG (c)	32,101	6,160,370

United Kingdom—18.8%
Halma PLC	269,704	1,466,150
Pennon Group PLC	374,538	4,231,865
RPS Group PLC	594,239	1,762,408
Severn Trent PLC	62,130	1,509,844
United Utilities Group PLC	430,824	4,265,005

		13,235,272

United States—42.3%
American Water Works Co., Inc.	169,118	5,254,496
Aqua America, Inc.	139,081	3,045,874
Calgon Carbon Corp. (c)	42,813	637,057
Danaher Corp.	102,236	4,946,178
Flowserve Corp.	6,143	631,316
Franklin Electric Co., Inc.	32,404	1,525,256
IDEX Corp.	80,904	2,949,760
Itron, Inc. (c)	19,256	682,240
Lindsay Corp.	12,522	707,368
Nalco Holding Co.	100,640	3,899,800
Roper Industries, Inc.	13,320	1,134,731
Watts Water Technologies, Inc., Class A	28,000	1,069,600
Xylem, Inc.	139,913	3,343,921

		29,827,597

Total Common Stock (cost—$65,992,039)		69,270,072

	Principal Amount (000s)	Value
SHORT-TERM INVESTMENTS—2.2%
Repurchase Agreements—2.2%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $1,536,000; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $1,566,805 including accrued interest
(cost—$1,536,000)	$1,536	$1,536,000

Total Investments (cost—$67,528,039) (b)—100.4%		70,806,072

Liabilities in excess of other assets—(0.4)%		(264,328)

Net Assets—100.0%		$70,541,744

Notes to Schedule of Investments:
(a) Fair-Valued—Security with a value of $13,580, representing less than 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Securities with an aggregate value of $35,604,551, representing 50.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:
ADR—American Depositary Receipt

Allianz RCM Redwood Fund

	Shares	Value

COMMON STOCK—103.8%
Aerospace & Defense—2.5%
Boeing Co. (a)	3,400	$233,546

Airlines—0.8%
United Continental Holdings, Inc. (a)(b)	4,000	71,880

Automobiles—1.5%
Ford Motor Co. (a)(b)	13,200	139,920

Chemicals—3.9%
Monsanto Co. (a)	2,500	183,625
Potash Corp. of Saskatchewan, Inc. (a)	4,300	186,362

		369,987

Communications Equipment—2.2%
Finisar Corp. (a)(b)	4,200	77,448
Juniper Networks, Inc. (a)(b)	5,600	127,176

		204,624

Computers & Peripherals—9.3%
Apple, Inc. (a)(b)	1,000	382,200
Dell, Inc. (a)(b)	10,600	167,056
Hewlett-Packard Co. (a)	6,800	190,060
NetApp, Inc. (a)(b)	3,900	143,637

		882,953

Consumer Finance—1.6%
Discover Financial Services (a)	6,500	154,830

Diversified Telecommunication Services—4.7%
AT&T, Inc. (a)	8,600	249,228
Verizon Communications, Inc. (a)	5,200	196,196

		445,424

Energy Equipment & Services—9.0%
Baker Hughes, Inc. (a)	3,200	174,752
Ensco PLC ADR (a)	2,900	150,713
National-Oilwell Varco, Inc. (a)	3,100	222,270
Schlumberger Ltd. (a)	4,100	308,853

		856,588

Financial Services—8.3%
Fifth Third Bancorp (a)	14,400	174,096
JPMorgan Chase & Co. (a)	4,000	123,880
Visa, Inc., Class A (a)	3,500	339,395
Wells Fargo & Co. (a)	5,900	152,574

		789,945

Health Care Equipment & Supplies—1.8%
Baxter International, Inc. (a)	3,400	175,644

Health Care Providers & Services—4.6%
Aetna, Inc. (a)	6,500	271,830
Express Scripts, Inc. (a)(b)	3,600	164,340

		436,170

Hotels, Restaurants & Leisure—5.5%
Carnival Corp., UNIT (a)	4,300	142,760
Las Vegas Sands Corp. (a)(b)	8,100	378,351

		521,111

Industrial Conglomerates—4.3%
Danaher Corp. (a)	4,100	198,358
General Electric Co. (a)	13,100	208,421

		406,779

Machinery—2.4%
Caterpillar, Inc. (a)	1,400	137,032
Deere & Co. (a)	1,100	87,175

		224,207

80	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2011

	Shares	Value

Media—4.9%
CBS Corp., Class B (a)	8,400	$218,736
Comcast Corp., Class A (a)	10,700	242,569

		461,305

Metals & Mining—5.1%
Allegheny Technologies, Inc. (a)	2,200	110,484
Freeport-McMoRan Copper & Gold, Inc. (a)	4,300	170,280
U.S. Steel Corp.	7,300	199,290

		480,054

Oil, Gas & Consumable Fuels—8.8%
Anadarko Petroleum Corp. (a)	3,400	276,318
Consol Energy, Inc. (a)	2,900	120,756
Exxon Mobil Corp. (a)	3,700	297,628
Southwestern Energy Co. (a)(b)	3,800	144,590

		839,292

Paper & Forest Products—2.2%
International Paper Co. (a)	7,500	213,000

Road & Rail—2.5%
Hertz Global Holdings, Inc. (a)(b)	20,800	235,248

Semiconductors & Semiconductor Equipment—3.4%
Broadcom Corp., Class A (a)(b)	4,000	121,380
Intel Corp.	8,100	201,771

		323,151

Software—4.1%
Microsoft Corp.	6,800	173,944
Oracle Corp. (a)	7,000	219,450

		393,394

Specialty Retail—5.0%
Abercrombie & Fitch Co., Class A (a)	2,400	114,984
Bed Bath & Beyond, Inc. (a)(b)	2,500	151,275
Guess?, Inc. (a)	3,900	109,668
Tiffany & Co. (a)	1,400	93,856

		469,783

Textiles, Apparel & Luxury Goods—5.4%
Coach, Inc. (a)	2,700	168,993
CROCS, Inc. (a)(b)	5,300	82,203
Deckers Outdoor Corp. (a)(b)	2,400	261,468

		512,664

Total Common Stock (cost—$9,796,591)		9,841,499

	Principal Amount (000s)
Repurchase Agreements—23.0%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $2,181,000; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $2,227,904 including accrued interest
(cost—$2,181,000)	$2,181	2,181,000

	Contracts	Value

OPTIONS PURCHASED (b)—0.1%
Put Options—0.1%
S&P 500 ETF Trust (CBOE), strike price $120, expires 12/17/11 (cost—$29,550)	83	$10,873

Total Investments, before options written (cost—$12,007,141)—126.9%		12,033,372

OPTIONS WRITTEN (b)—(25.5)%
Call Options—(24.8)%
Abercrombie & Fitch Co. (CBOE),
strike price $38, expires 5/19/12	24	(30,060)
Aetna, Inc. (CBOE),
strike price $32, expires 4/21/12	65	(67,275)
Allegheny Technologies, Inc. (CBOE),
strike price $40, expires 1/21/12	22	(24,640)
Anadarko Petroleum Corp. (CBOE),
strike price $65, expires 2/18/12	34	(60,010)
Apple, Inc. (CBOE),
strike price $345, expires 7/21/12	10	(64,700)
AT&T, Inc. (CBOE),
strike price $25, expires 1/21/12	54	(21,600)
strike price $25, expires 1/19/13	32	(14,080)
Baker Hughes, Inc. (CBOE),
strike price $46, expires 1/21/12	32	(31,280)
Baxter International, Inc. (CBOE),
strike price $50, expires 5/19/12	34	(14,790)
Bed Bath & Beyond, Inc. (CBOE),
strike price $43, expires 1/21/12	25	(43,188)
Boeing Co. (CBOE),
strike price $60, expires 1/21/12	18	(17,100)
strike price $50, expires 2/18/12	9	(17,235)
strike price $55, expires 1/19/13	7	(11,795)
Broadcom Corp. (CBOE),
strike price $27, expires 2/18/12	40	(18,700)
Carnival Corp. (CBOE),
strike price $30, expires 1/19/13	43	(27,950)
Caterpillar, Inc. (CBOE), strike price $60, expires 1/19/13	14	(56,238)
CBS Corp. (CBOE), strike price $19, expires 6/16/12	84	(65,100)
Coach, Inc. (CBOE), strike price $50, expires 1/19/13	27	(48,465)
Comcast Corp. (CBOE), strike price $17.50, expires 1/19/13	107	(66,340)
Consol Energy, Inc. (CBOE), strike price $40, expires 1/21/12	29	(10,005)
CROCS, Inc. (CBOE), strike price $20, expires 1/19/13	71	(19,880)

	Contracts	Value

Danaher Corp. (CBOE), strike price $43, expires 3/17/12	41	$(28,905)
Deckers Outdoor Corp. (CBOE),
strike price $65, expires 1/19/13	24	(119,520)
Deere & Co. (CBOE), strike price $60, expires 1/21/12	11	(21,230)
Dell, Inc. (CBOE), strike price $12.50, expires 1/21/12	106	(33,920)
Discover Financial Services (CBOE),
strike price $18, expires 4/21/12	65	(40,625)
Ensco PLC ADR (CBOE), strike price $39, expires 6/16/12	29	(43,355)
Express Scripts, Inc. (CBOE), strike price $37.50, expires 6/16/12	36	(34,164)
Exxon Mobil Corp. (CBOE), strike price $60, expires 4/21/12	37	(75,018)
Fifth Third Bancorp (CBOE), strike price $10, expires 1/21/12	84	(17,388)
strike price $10, expires 2/18/12	60	(13,800)
Finisar Corp. (CBOE), strike price $13, expires 1/21/12	42	(24,570)
Ford Motor Co. (CBOE), strike price $7.50, expires 1/19/13	132	(47,388)
Freeport-McMoRan Copper & Gold, Inc. (CBOE),
strike price $23, expires 2/18/12	43	(71,917)
General Electric Co. (CBOE),
strike price $12.50, expires 1/21/12	131	(42,575)
Guess?, Inc. (CBOE),
strike price $30, expires 1/21/12	39	(6,630)
Hertz Global Holdings, Inc. (CBOE),
strike price $7, expires 3/17/12	135	(61,425)
strike price $10, expires 3/17/12	73	(15,403)
Hewlett-Packard Co. (CBOE),
strike price $21, expires 5/19/12	68	(53,210)
Intel Corp. (CBOE),
strike price $19, expires 1/21/12	81	(46,980)
International Paper Co. (CBOE),
strike price $23, expires 1/19/13	75	(55,875)
JPMorgan Chase & Co. (CBOE),
strike price $23, expires 1/19/13	40	(39,800)
Juniper Networks, Inc. (CBOE),
strike price $16, expires 4/21/12	56	(41,720)
Las Vegas Sands Corp. (CBOE),
strike price $30, expires 1/21/12	42	(70,770)
strike price $30, expires 1/19/13	39	(78,780)
Microsoft Corp. (CBOE),
strike price $23, expires 7/21/12	68	(24,140)
Monsanto Co. (CBOE),
strike price $47.50, expires 1/21/12	10	(25,050)
strike price $50, expires 1/21/12	15	(32,250)

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	81

Schedules of Investments

November 30, 2011

	Contracts	Value

National-Oilwell Varco, Inc. (CBOE),
strike price $55, expires 5/19/12	31	$(61,225)
NetApp, Inc. (CBOE),
strike price $30, expires 6/16/12	39	(34,027)
Oracle Corp. (CBOE),
strike price $20, expires 3/17/12	70	(80,500)
Potash Corp. of Saskatchewan, Inc. (CBOE),
strike price $40, expires 3/17/12	43	(26,230)
Schlumberger Ltd. (CBOE),
strike price $65, expires 2/18/12	12	(14,400)
strike price $72.50, expires 2/18/12	29	(20,590)
Southwestern Energy Co. (CBOE),
strike price $35, expires 3/17/12	38	(17,290)
Tiffany & Co. (CBOE),
strike price $60, expires 2/18/12	14	(12,600)
U.S. Steel Corp. (CBOE),
strike price $22.50, expires 1/21/12	73	(35,914)
United Continental Holdings, Inc. (CBOE),
strike price $15, expires 1/19/13	40	(22,600)
Verizon Communications, Inc. (CBOE),
strike price $32, expires 4/21/12	52	(30,290)
Visa, Inc. (CBOE),
strike price $75, expires 6/16/12	35	(80,850)
Wells Fargo & Co. (CBOE),
strike price $27.50, expires 1/19/13	59	(20,532)

		(2,353,887)

Put Options—(0.7)%
Abbott Laboratories (CBOE),
strike price $48, expires 5/19/12	50	(7,125)
American Express Co. (CBOE),
strike price $43, expires 4/21/12	76	(19,304)
Boeing Co. (CBOE),
strike price $57.50, expires 1/21/12	23	(1,311)
Flowserve Corp. (CBOE),
strike price $65, expires 4/21/12	31	(5,502)
Google, Inc. (CBOE),
strike price $460, expires 3/17/12	6	(3,660)
Pfizer, Inc. (CBOE),
strike price $17, expires 6/16/12	80	(5,760)
strike price $18, expires 6/16/12	80	(7,640)
QUALCOMM, Inc. (CBOE),
strike price $35, expires 1/21/12	36	(360)
S&P 500 ETF Trust (CBOE),
strike price $110, expires 12/17/11	83	(1,743)
Weatherford International Ltd. (CBOE),
strike price $15, expires 1/21/12	94	(11,280)

		(63,685)

Value

Total Options Written (premiums received—$2,616,595)	$(2,417,572)

Total Investments, net of options written (cost—$9,390,546)—101.4%	9,615,800

Other liabilities in excess of other assets—(1.4)%	(130,103)

Net Assets—100.0%	$ 9,485,697

Notes to Schedule of Investments:
(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

Glossary:
ADR—American Depositary Receipt
CBOE—Chicago Board Options Exchange
UNIT—More than one class of securities traded together

Allianz RCM Short Duration High Income Fund

	Principal Amount (000s)	Value

CORPORATE BONDS & NOTES—74.0%
Auto Components—4.3%
American Axle & Manufacturing, Inc.,
5.25%, 2/11/14	$228	$222,300
Tenneco, Inc.,
8.125%, 11/15/15	200	207,000

		429,300

Chemicals—3.2%
Nova Chemicals Corp., FRN,
3.784%, 11/15/13	325	320,937

Commercial Services—5.2%
ARAMARK Corp.,
8.50%, 2/1/15	100	103,000
Avis Budget Car Rental LLC,
7.625%, 5/15/14	300	302,250
Corrections Corp. of America,
6.25%, 3/15/13	55	55,275
6.75%, 1/31/14	25	25,391
Hertz Corp.,
8.875%, 1/1/14	24	24,120

		510,036

Energy—1.5%
Arch Western Finance LLC,
6.75%, 7/1/13	150	150,375

Financial Services—10.1%
Ally Financial, Inc.,
4.50%, 2/11/14	150	142,875
Ford Motor Credit Co. LLC,
7.00%, 10/1/13	300	317,432
International Lease Finance Corp.,
6.625%, 11/15/13	300	294,750
SLM Corp.,
5.375%, 5/15/14	250	248,886

		1,003,943

Food & Beverage—3.0%
Constellation Brands, Inc.,
8.375%, 12/15/14	73	81,395
Stater Bros. Holdings, Inc.,
7.75%, 4/15/15	205	211,150

		292,545

Healthcare & Hospitals—8.3%
Community Health Systems, Inc.,
8.875%, 7/15/15	200	206,000
Fresenius US Finance II, Inc. (a)(b),
9.00%, 7/15/15	375	419,062
HCA, Inc.,
6.25%, 2/15/13	195	198,900

		823,962

Holding Companies—3.3%
Leucadia National Corp.,
8.125%, 9/15/15	310	328,600

Hotels/Gaming—4.0%
MGM Resorts International,
6.75%, 4/1/13	200	200,000
10.375%, 5/15/14	175	196,875

		396,875

Leisure—2.7%
Royal Caribbean Cruises Ltd.,
7.00%, 6/15/13	250	262,500

Machinery—3.2%
Case New Holland, Inc.,
7.75%, 9/1/13	300	316,500

82	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Schedules of Investments

November 30, 2011

	Principal Amount (000s)	Value

Metals & Mining—1.0%
FMG Resources (August 2006) Pty Ltd. (a)(b),
7.00%, 11/1/15	$100	$97,250

Multi-Media—4.7%
DISH DBS Corp.,
7.00%, 10/1/13	175	184,188
Videotron Ltee,
6.875%, 1/15/14	275	277,406

		461,594

Oil & Gas—1.1%
Chesapeake Energy Corp.,
7.625%, 7/15/13	100	106,000

Real Estate Investment Trust—5.2%
Felcor Lodging L.P.,
10.00%, 10/1/14	254	273,050
Host Hotels & Resorts L.P.,
6.875%, 11/1/14	235	240,875

		513,925

Retail—4.4%
JC Penney Corp., Inc.,
6.875%, 10/15/15	150	159,750
Limited Brands, Inc.,
5.25%, 11/1/14	125	130,625
Pantry, Inc.,
7.75%, 2/15/14	150	148,125

		438,500

Telecommunications—4.2%
Crown Castle International Corp.,
9.00%, 1/15/15	150	163,875
Qwest Communications International, Inc.,
7.50%, 2/15/14	250	252,187

		416,062

Utilities—4.6%
AES Corp.,
7.75%, 3/1/14	200	213,500
CMS Energy Corp.,
2.75%, 5/15/14	250	245,545

		459,045

Total Corporate Bonds & Notes (cost—$7,246,678)		7,327,949

CONVERTIBLE BONDS—2.8%
Industrial—2.8%
Owens-Brockway Glass Container, Inc. (a)(b),
3.00%, 6/1/15
(cost—$275,742)	300	277,875

SHORT-TERM INVESTMENTS—24.5%
Corporate Notes—7.1%
Metals & Mining—1.4%
Steel Dynamics, Inc.,
7.375%, 11/1/12	140	145,250

Multi-Media—2.1%
Charter Communications LLC (a)(b),
8.00%, 4/30/12	200	205,500

Telecommunications—3.6%
Sprint Capital Corp.,
8.375%, 3/15/12	350	357,875

Total Corporate Notes (cost—$697,024)		708,625

	Principal Amount (000s)	Value

Repurchase Agreements—17.4%
State Street Bank & Trust Co., dated 11/30/11, 0.01%, due 12/1/11, proceeds $1,722,000; collateralized by U.S. Treasury Bonds, 4.625%, due 2/15/40, valued at $1,758,523 including accrued interest
(cost—$1,722,000)	$1,722	$1,722,000

Total Short-Term Investments (cost—$2,419,024)		2,430,625

Total Investments (cost—$9,941,444)—101.3%		10,036,449

Liabilities in excess of other assets—(1.3)%		(129,034)

Net Assets—100.0%		$9,907,415

Notes to Schedule of Investments:
(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $999,687, representing 10.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

Glossary:
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on November 30, 2011.

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	83

Statements of Assets and Liabilities

November 30, 2011

	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050	AGI Solutions Global Allocation

Assets:
Investments, at value	$436,931	$297,589	$216,338	$331,039	$344,394	$7,563,222
Investments in Affiliates, at value	9,612,291	6,035,154	7,073,501	5,418,221	5,152,776	206,091,053
Repurchase agreements, at value	115,000	—	—	—	—	490,000
Cash	58	53,110	76,106	67,693	41,227	969
Foreign currency, at value	—	—	—	—	—	—
Receivable for investments sold	—	—	—	—	—	—
Receivable for investments in Affiliates sold	100,719	62,673	—	—	—	—
Receivable for Fund shares sold	—	—	15,195	—	3,877	45,716
Dividends and interest receivable (net of foreign taxes)	—	—	—	—	—	—
Dividends receivable from Affiliates	1,445	740	479	182	—	22,385
Receivable from Investment Manager	1,062	705	1,285	1,220	1,374	—
Tax reclaim receivable	—	—	—	—	—	—
Prepaid expenses	—	—	—	—	—	5,636
Total Assets	10,267,506	6,449,971	7,382,904	5,818,355	5,543,648	214,218,981

Liabilities:
Payable for investments purchased	$—	$—	$—	$—	$—	$—
Payable for investments in Affiliates purchased	99,637	62,465	—	—	—	—
Payable for Fund shares redeemed	31,922	—	—	—	—	524,805
Investment management fees payable	—	—	—	—	—	3,844
Administrative fees payable	1,520	700	844	542	498	—
Distribution fees payable	1,537	496	497	155	133	54,967
Servicing fees payable	863	227	305	89	65	33,347
Accrued expenses	42,729	23,707	29,172	32,980	38,953	180,429
Total Liabilities	178,208	87,595	30,818	33,766	39,649	797,392
Net Assets	$10,089,298	$6,362,376	$7,352,086	$5,784,589	$5,503,999	$213,421,589

Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$5	$3	$4	$3	$3	$207
Paid-in-capital in excess of par	9,282,895	5,536,509	6,335,436	4,794,319	4,499,860	224,688,775
Undistributed (dividends in excess of) net investment income	245,522	157,657	159,072	132,088	131,172	—
Accumulated net realized gain (loss)	(123,128)	218,160	396,741	467,056	468,919	(28,277,500)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	684,004	450,047	460,833	391,123	404,045	17,010,107
Net Assets	$10,089,298	$6,362,376	$7,352,086	$5,784,589	$5,503,999	$213,421,589

Cost of Investments	$407,355	$279,253	$217,778	$341,791	$355,726	$7,720,445
Cost of Investments in Affiliates	$8,957,863	$5,603,443	$6,611,228	$5,016,346	$4,737,399	$188,923,723
Cost of Repurchase Agreements	$115,000	$—	$—	$—	$—	$490,000
Cost of Foreign Currency	$—	$—	$—	$—	$—	$—

84	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

AGI Solutions Global Growth Allocation	AGI Solutions Retirement Income	AGIC Convertible	AGIC Focused Opportunity	AGIC High Yield Bond	AGIC International Growth	AGIC International Growth Opportunities	AGIC Micro Cap

$414,574	$620,618	$666,395,959	$3,535,483	$166,670,708	$102,616,956	$118,508,426	$46,147,314
6,819,359	14,762,006	—	—	—	—	—	—
—	170,000	16,814,000	—	7,120,000	4,183,000	7,174,000	1,203,000
49,342	730	596	9,909	704	917	58	282
—	—	—	—	—	32,250	89,854	—
—	—	683,173	13,704	86,533	—	62	281,350

—	153,233	—	—	—	—	—	—
709	2,066	525,878	15,000	2,476,337	60,311	70,879	23,036

—	—	4,393,150	159	3,236,691	342,332	166,376	11,258
—	2,094	—	—	—	—	—	—
20,662	1,793	—	9,496	—	—	—	—
—	—	—	—	—	100,754	79,603	—
422	—	15,999	233	2,373	3,605	3,473	1,561
7,305,068	15,712,540	688,828,755	3,583,984	179,593,346	107,340,125	126,092,731	47,667,801

$—	$—	$3,599,163	$—	$3,563,140	$871,065	$394,840	$627,330

—	153,361	—	—	—	—	—	—
128,236	15,904	1,319,131	—	67,243	76	640,314	10,054
—	—	297,597	—	64,375	21,061	59,145	14,361
—	2,992	—	—	—	—	—	—
865	3,681	51,618	—	6,614	79	324	—
565	2,158	25,188	74	18,426	109	1,248	—
65,598	12,068	243,731	52,509	90,599	115,116	180,693	76,535
195,264	190,164	5,536,428	52,583	3,810,397	1,007,506	1,276,564	728,280
$7,109,804	$15,522,376	$683,292,327	$3,531,401	$175,782,949	$106,332,619	$124,816,167	$46,939,521

$3	$9	$244	$2	$184	$225	$44	$38
6,382,048	14,828,594	628,209,173	3,800,895	175,397,405	102,353,748	137,822,110	46,116,255

137,562	4,509	6,220,821	—	—	1,391,181	1,258,245	—
42,476	(24,910)	34,054,896	129,085	2,324,687	(4,413,064)	(20,401,595)	(3,876,324)

547,715	714,174	14,807,193	(398,581)	(1,939,327)	7,000,529	6,137,363	4,699,552
$7,109,804	$15,522,376	$683,292,327	$3,531,401	$175,782,949	$106,332,619	$124,816,167	$46,939,521

$428,006	$590,512	$651,588,766	$3,934,064	$168,610,035	$95,619,140	$112,373,235	$41,447,762
$6,258,212	$14,077,938	$—	$—	$—	$—	$—	$—
$—	$170,000	$16,814,000	$—	$7,120,000	$4,183,000	$7,174,000	$1,203,000
$—	$—	$—	$—	$—	$32,149	$89,481	$—

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	85

Statements of Assets and Liabilities  (Cont.)

November 30, 2011
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050	AGI Solutions Global Allocation

Net Assets:
Class A	$1,564,303	$350,796	$459,895	$150,333	$71,232	$73,816,310
Class B	—	—	—	—	—	9,466,454
Class C	2,347,375	669,074	654,323	86,560	47,851	78,366,817
Class D	250,670	115,348	376,893	187,151	188,364	196,846
Class R	13,777	13,859	14,538	15,060	17,062	13,554
Class P	13,966	42,531	19,155	15,266	15,355	1,996,217
Institutional Class	5,885,305	5,156,784	5,812,613	5,315,024	5,148,851	47,916,409
Administrative Class	13,902	13,984	14,669	15,195	15,284	1,648,982

Shares Issued and Outstanding:
Class A	82,941	18,637	23,268	7,435	3,534	7,164,252
Class B	—	—	—	—	—	902,913
Class C	126,666	36,107	33,546	4,313	2,402	7,525,289
Class D	13,282	6,124	19,017	9,285	9,347	19,158
Class R	731	737	734	747	848	1,321
Class P	736	2,245	960	752	757	194,150
Institutional Class	309,854	271,975	291,006	261,430	253,673	4,692,933
Administrative Class	734	740	737	750	756	156,880

Net Asset Value and Redemption Price Per Share:*
Class A	$18.86	$18.82	$19.77	$20.22	$20.16	$10.30
Class B	—	—	—	—	—	10.48
Class C	18.53	18.53	19.51	20.07	19.92	10.41
Class D	18.87	18.84	19.82	20.16	20.15	10.27
Class R	18.85	18.81	19.81	20.16	20.12	10.26
Class P	18.97	18.94	19.95	20.31	20.27	10.28
Institutional Class	18.99	18.96	19.97	20.33	20.30	10.21
Administrative Class	18.94	18.90	19.91	20.26	20.23	10.51
*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

86	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

AGI Solutions Global Growth Allocation	AGI Solutions Retirement Income	AGIC Convertible	AGIC Focused Opportunity	AGIC High Yield Bond	AGIC International Growth	AGIC International Growth Opportunities	AGIC Micro Cap

$1,282,905	$4,426,788	$64,856,865	$374,655	$61,338,531	$308,663	$4,103,006	$—
—	—	—	—	—	—	—	—
1,240,714	5,820,476	27,465,188	—	12,443,328	130,968	455,082	—
36,841	325,987	30,175,888	—	20,377,820	90,465	1,439,888	—
36,074	17,138	37,129	—	342,501	13,914	10,146	—
15,163	13,825	37,551,129	—	11,095,703	14,128	34,772,272	425,810
4,483,003	4,904,401	521,853,744	3,156,746	70,173,892	105,774,481	84,025,586	46,513,711
15,104	13,761	1,352,384	—	11,174	—	10,187	—

61,908	242,253	2,307,108	25,610	6,331,100	66,088	144,943	—
—	—	—	—	—	—	—	—
60,548	321,754	975,731	—	1,285,179	28,433	16,248	—
1,773	17,757	1,074,751	—	2,151,583	19,344	50,820	—
1,740	913	1,322	—	36,239	2,978	359	—
727	748	1,339,267	—	1,175,869	2,995	1,248,243	34,898
214,758	270,054	18,634,443	214,910	7,415,608	22,362,845	2,939,674	3,806,810
726	745	48,232	—	1,185	—	359	—

$20.72	$18.27	$28.11	$14.63	$9.69	$4.67	$28.31	$—
—	—	—	—	—	—	—	—
20.49	18.09	28.15	—	9.68	4.61	28.01	—
20.78	18.36	28.08	—	9.47	4.68	28.33	—
20.73	18.77	28.08	—	9.45	4.67	28.27	—
20.85	18.49	28.04	—	9.44	4.72	27.86	12.20
20.87	18.16	28.00	14.69	9.46	4.73	28.58	12.22
20.81	18.46	28.04	—	9.43	—	28.34	—

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	87

Statements of Assets and Liabilities  (Cont.)

November 30, 2011
	AGIC Ultra Micro Cap	AGIC U.S. Emerging Growth	F&T Behavioral Advantage Large Cap	NFJ Global Dividend Value

Assets:
Investments, at value	$9,858,058	$21,779,762	$10,696,501	$31,304,782
Repurchase agreements, at value	163,000	450,000	—	267,000
Cash	39	307	45,254	344
Foreign currency, at value	—	—	—	23,328
Receivable for investments sold	—	—	7,300	—
Receivable for Fund shares sold	6,020	4,588	—	38,305
Dividends and interest receivable (net of foreign taxes)	3,662	8,087	26,237	116,166
Unrealized appreciation of forward foreign currency contracts	—	—	—	—
Tax reclaim receivable	—	—	—	320
Receivable from Investment Manager	9,278	970	14,204	14,035
Deposits with brokers for futures contracts collateral	—	—	—	—
Deposits with brokers for securities sold short collateral	—	—	—	—
Prepaid expenses	309	680	—	1,061
Total Assets	10,040,366	22,244,394	10,789,496	31,765,341

Liabilities:
Payable for investments purchased	$—	$284,895	$—	$34
Securities sold short, at value	—	—	—	—
Options written, at value	—	—	—	—
Payable for Fund shares redeemed	—	14,396	—	18,930
Dividends payable on securities sold short	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Investment management fees payable	—	—	—	—
Distribution fees payable	—	82	6	1,827
Servicing fees payable	—	198	6	2,134
Payable for securities sold short expenses
Unrealized depreciation of forward foreign currency contracts	—	—	—	—
Accrued expenses	53,096	59,399	41,208	68,988
Total Liabilities	53,096	358,970	41,220	91,913
Net Assets	$9,987,270	$21,885,424	$10,748,276	$31,673,428

Net Assets Consist of:
Shares of beneficial interest:
Par value ($0.00001 per share)	$8	$16	$7	$18
Paid-in-capital in excess of par	9,548,273	18,409,983	10,039,958	33,350,720
Undistributed (dividends in excess of) net investment income	1	9,082	34,672	(912)
Accumulated net realized gain (loss)	(102,692)	1,023,262	1,987	417,363
Net unrealized appreciation/depreciation of investments, options written, securities sold short and foreign currency transactions	541,680	2,443,081	671,652	(2,093,761)
Net Assets	$9,987,270	$21,885,424	$10,748,276	$31,673,428

Cost of Investments	$9,316,378	$19,336,681	$10,024,849	$33,398,146
Cost of Repurchase Agreements	$163,000	$450,000	$—	$267,000
Cost of Foreign Currency	$—	$—	$—	$23,192
Premiums Received for Options Written	$—	$—	$—	$—
Proceeds Received from Securities Sold Short	$—	$—	$—	$—

88	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

RCM All Alpha	RCM China Equity	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM Redwood	RCM Short Duration High Income

$4,109,034	$3,823,558	$47,345,699	$37,874,695	$69,270,072	$9,852,372	$8,314,449
1,187,000	—	329,000	617,000	1,536,000	2,181,000	1,722,000
1,174	81,862	610	645	832	1,035	284,611
492	—	—	497,772	1,708,448	—	—
290,422	—	150,204	—	—	102,977	207,858
—	61	29,517	1,992	71,908	—	118,234
1,024	—	132,871	24,809	106,417	12,927	123,954
545	—	—	—	—	—	—
20	—	—	48,629	135,123	—	—
60,125	22,350	—	12,751	—	16,865	18,194
157,748	—	—	—	—	—	—
2,639,820	—	—	—	—	—	—
302	271	1,362	1,439	1,945	390	—
8,447,706	3,928,102	47,989,263	39,079,732	72,830,745	12,167,566	10,789,300

$340,824	$—	$—	$—	$1,708,448	$204,030	$815,735
2,702,899	—	—	—	—	—	—
—	—	—	—	—	2,417,572	—
—	—	29,069	392,670	334,367	—	23,521
832	—	—	—	—	—	—
7,428	—	—	—	—	—	—
—	—	6,175	—	52,892	—	—
229	67	655	2,838	12,709	34	385
99	108	1,369	7,515	10,792	391	179
2,956	—	—	—	—	—	—
454	—	—	—	—	—	—
63,190	57,200	88,069	143,401	169,793	59,842	42,065
3,118,911	57,375	125,337	546,424	2,289,001	2,681,869	881,885
$5,328,795	$3,870,727	$47,863,926	$38,533,308	$70,541,744	$9,485,697	$9,907,415

$4	$3	$31	$22	$80	$7	$6
5,496,600	4,068,748	45,976,175	82,292,632	85,111,919	9,926,643	9,773,218
(133)	47,086	480,744	—	211,803	(18,185)	21,505
201,630	204,507	665,829	(39,383,053)	(18,068,725)	(648,022)	17,681
(369,306)	(449,617)	741,147	(4,376,293)	3,286,667	225,254	95,005
$5,328,795	$3,870,727	$47,863,926	$38,533,308	$70,541,744	$9,485,697	$9,907,415

$4,464,419	$4,273,175	$46,604,552	$42,250,482	$65,992,039	$9,826,141	$8,219,444
$1,187,000	$—	$329,000	$617,000	$1,536,000	$2,181,000	$1,722,000
$184	$—	$—	$495,791	$1,701,253	$—	$—
$—	$—	$—	$—	$—	$2,616,595	$—
$2,683,736	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	89

Statements of Assets and Liabilities  (Cont.)

November 30, 2011
	AGIC Ultra Micro Cap	AGIC U.S. Emerging Growth	F&T Behavioral Advantage Large Cap	NFJ Global Dividend Value

Net Assets:
Class A	$—	$836,620	$10,697	$6,821,241
Class C	—	133,665	10,679	3,019,429
Class D	—	27,497	10,697	558,047
Class R	—	9,666	—	—
Class P	230,295	15,443	10,703	718,395
Institutional Class	9,756,975	20,862,533	10,705,500	20,556,316

Shares Issued and Outstanding:
Class A	—	62,724	667	393,070
Class C	—	10,085	667	175,682
Class D	—	2,061	667	32,112
Class R	—	726	—	—
Class P	17,364	1,155	666	41,161
Institutional Class	734,271	1,558,532	666,666	1,189,071

Net Asset Value and Redemption Price Per Share:*
Class A	$—	$13.34	$16.05	$17.35
Class C	—	13.25	16.02	17.19
Class D	—	13.34	16.05	17.38
Class R	—	13.31	—	—
Class P	13.26	13.37	16.05	17.45
Institutional Class	13.29	13.39	16.06	17.29
*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

90	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

RCM All Alpha	RCM China Equity	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM Redwood	RCM Short Duration High Income

$79,023	$190,570	$5,632,235	$31,451,518	$27,100,715	$1,413,679	$532,177
344,087	108,125	1,074,664	4,593,278	20,842,080	45,616	1,244,771
33,744	231,663	130,723	296,380	5,213,843	467,514	65,355
—	—	—	—	—	—	—
9,660	124,453	23,352	2,103,174	16,118,209	166,555	10,252
4,862,281	3,215,916	41,002,952	88,958	1,266,897	7,392,333	8,054,860

5,458	12,699	367,149	1,778,048	3,047,552	97,796	34,738
23,881	7,267	71,293	265,909	2,395,721	3,177	81,316
2,330	15,408	8,470	16,738	587,505	32,326	4,265
—	—	—	—	—	—	—
667	8,242	1,511	118,087	1,805,232	11,493	669
335,078	212,737	2,651,980	4,978	142,671	509,649	525,637

$14.48	$15.01	$15.34	$17.69	$8.89	$14.46	$15.32
14.41	14.88	15.07	17.27	8.70	14.36	15.31
14.48	15.04	15.43	17.71	8.87	14.46	15.32
—	—	—	—	—	—	—
14.49	15.10	15.46	17.81	8.93	14.49	15.32
14.51	15.12	15.46	17.87	8.88	14.50	15.32

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	91

Statements of Operations

Periods ended November 30, 2011
	AGI Solutions 2015	AGI Solutions 2020	AGI Solutions 2030	AGI Solutions 2040	AGI Solutions 2050	AGI Solutions Global Allocation

Investment Income:
Interest	$10	$2	$2	$—	$—	$99
Dividends, net of foreign withholding taxes	15,828	10,170	6,169	8,817	9,065	218,607
Dividends from investments in Affiliates	303,312	198,199	220,602	182,236	178,808	6,412,392
Miscellaneous income	—	—	—	—	—	—
Total Income	319,150	208,371	226,773	191,053	187,873	6,631,098

Expenses:
Investment management fees	58,408	36,906	47,119	38,540	37,584	2,008,026
Administration fees	4,936	2,064	2,512	1,617	1,498	—
Distribution and/or servicing fees — Administrative Class	35	35	38	40	40	4,021
Distribution fees — Class B	—	—	—	—	—	104,148
Distribution fees — Class C	15,107	3,678	5,163	545	366	666,250
Distribution fees — Class R	34	35	37	39	45	35
Administrative servicing fees — Class P	11	14	13	12	13	7,470
Servicing fees — Class A	4,177	677	1,024	368	171	198,276
Servicing fees — Class B	—	—	—	—	—	34,716
Servicing fees — Class C	5,036	1,226	1,721	182	122	222,084
Servicing fees — Class D	602	295	865	517	506	402
Servicing fees — Class R	34	35	37	39	45	35
Sub-transfer agent fees — Class A	—	18	35	18	—	12,696
Sub-transfer agent fees — Class B	—	—	—	—	—	3,402
Sub-transfer agent fees — Class C	—	18	18	18	—	7,486
Sub-transfer agent fees — Class D	48	35	90	36	51	35
Sub-transfer agent fees — Class R	—	—	—	—	—	—
Sub-transfer agent fees — Class P	—	—	—	—	—	2,984
Sub-transfer agent fees — Institutional Class	380	70	168	115	38	12,133
Sub-transfer agent fees — Administrative Class	—	—	—	—	—	319
Legal fees	18,960	18,224	18,224	18,224	13,949	87,572
Trustees’ fees	2,817	1,256	1,440	1,342	1,377	55,809
Audit and tax service fees	17,129	17,152	17,152	17,152	17,254	43,544
Registration fees	22,850	22,675	22,675	22,403	22,084	89,907
Custodian and accounting agent fees	42,811	42,344	42,988	45,348	44,860	49,332
Shareholder communications expense	1,742	1,760	1,760	1,760	3,182	158,340
Transfer agent fees	4,515	4,556	4,280	4,372	4,213	57,126
Organizational expenses	—	—	—	—	—	—
Miscellaneous expenses	4,698	4,304	4,319	4,298	4,697	13,413
Total Expenses	204,330	157,377	171,678	156,985	152,095	3,839,561
Less: Fee Waiver/Reimbursement from Investment Manager	(162,079)	(140,702)	(151,928)	(148,876)	(145,280)	(2,116,902)
Net Expenses	42,251	16,675	19,750	8,109	6,815	1,722,659
Net Investment Income (Loss)	276,899	191,696	207,023	182,944	181,058	4,908,439

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(271,569)	(141)	(993)	(280)	(937)	(16,270)
Investments in Affiliates	129,716	202,519	382,933	460,687	464,769	13,681,481
Foreign currency transactions	—	—	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	82,696	65,857	73,459	45,533	39,167	2,492,756
Net change in unrealized appreciation/depreciation of:
Investments	9,612	1,097	(10,587)	(21,456)	(21,979)	(404,454)
Investments in Affiliates	(133,218)	(305,178)	(560,355)	(655,438)	(664,920)	(19,791,460)
Foreign currency transactions	—	—	—	—	—	—
Net Realized and Change in Unrealized Gain (Loss)	(182,763)	(35,846)	(115,543)	(170,954)	(183,900)	(4,037,947)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$94,136	$155,850	$91,480	$11,990	$(2,842)	$870,492
*	Commencement of operations, December 27, 2010.

92	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

AGI Solutions Global Growth Allocation	AGI Solutions Retirement Income	AGIC Convertible	AGIC Focused Opportunity*	AGIC High Yield Bond	AGIC International Growth	AGIC International Growth Opportunities	AGIC Micro Cap

$6	$12	$14,851,296	$2	$9,037,970	$2,056	$—	$129
13,835	16,372	3,488,799	14,059	—	2,453,500	3,286,616	160,788
242,408	321,653	—	—	—	—	—	—
—	—	136,908	—	71,500	45	838	—
256,249	338,037	18,477,003	14,061	9,109,470	2,455,601	3,287,454	160,917

77,977	55,160	3,684,452	29,011	529,046	945,730	1,423,036	690,312
—	8,813	—	—	—	—	—	—

40	34	2,635	—	29	—	29	—
—	—	—	—	—	—	—	—
8,256	25,167	118,357	—	29,258	1,101	3,091	—
56	39	54	—	259	39	29	—
16	11	34,239	—	1,593	21	43,339	130
8,105	5,672	134,742	1,412	34,544	892	3,737	—
—	—	—	—	—	—	—	—
2,752	8,389	39,452	—	9,753	367	1,030	—
95	986	83,786	—	8,757	202	654	—
57	39	54	—	259	39	29	—
504	352	5,972	1,047	1,875	94	2,070	—
—	—	—	—	—	—	—	—
2,078	352	2,263	—	1,800	2,182	2,025	—
7	352	7,307	—	3,710	35	2,943	—
—	352	—	—	1	1	—	—
—	352	5,922	—	94	—	15,494	21
7	352	2,176	1,000	308	8,977	2,812	32,300
—	352	—	—	—	—	—	—
20,338	9,639	95,125	15,668	28,912	51,063	52,963	34,383
2,717	1,688	171,933	1,105	32,594	31,997	40,820	14,146
28,019	17,282	59,919	25,825	39,695	33,194	31,584	33,350
81,186	22,930	108,339	4,154	85,347	34,362	80,165	21,797
59,841	45,705	116,659	58,483	84,449	187,609	199,379	64,334
1,760	3,380	235,925	7,960	35,081	36,016	53,322	13,613
7,235	4,507	47,675	2,349	12,560	9,726	12,580	4,496
—	—	—	24,964	—	—	—	—
5,998	4,986	25,130	2,142	6,956	10,652	10,774	3,441
307,044	216,891	4,982,116	175,120	946,880	1,354,299	1,981,905	912,323

(270,317)	(155,641)	(20,603)	(133,253)	(146,759)	(262,095)	(210,863)	(64,375)
36,727	61,250	4,961,513	41,867	800,121	1,092,204	1,771,042	847,948
219,522	276,787	13,515,490	(27,806)	8,309,349	1,363,397	1,516,412	(687,031)

(7,838)	(78,931)	40,625,938	156,426	4,130,656	2,070,915	12,449,785	9,959,033
60,109	36,900	—	—	—	—	—	—
—	—	—	—	—	31,241	(2,102)	—

52,576	90,557	—	—	—	—	—	—

(25,073)	9,776	(61,179,301)	(398,581)	(6,821,184)	(7,282,575)	(24,022,730)	(10,302,986)
(568,103)	(49,759)	—	—	—	—	—	—
—	—	—	—	—	(264)	1,569	—
(488,329)	8,543	(20,553,363)	(242,155)	(2,690,528)	(5,180,683)	(11,573,478)	(343,953)

$(268,807)	$285,330	$(7,037,873)	$(269,961)	$5,618,821	$(3,817,286)	$(10,057,066)	$(1,030,984)

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	93

Statements of Operations  (Cont.)

Periods ended November 30, 2011
	AGIC Ultra Micro Cap	AGIC U.S. Emerging Growth	F&T Behavioral Advantage Large Cap (1)

Investment Income:
Interest	$27	$60	$—
Dividends, net of foreign withholding taxes	13,735	134,450	47,531
Miscellaneous income	—	—	—
Total Income	13,762	134,510	47,531

Expenses:
Investment management fees	115,928	191,877	9,345
Distribution fees — Class C	—	825	17
Distribution fees — Class R	—	24	—
Administrative servicing fees — Class P	203	13	2
Servicing fees — Class A	—	477	6
Servicing fees — Class C	—	275	6
Servicing fees — Class D	—	59	6
Servicing fees — Class R	—	24	—
Sub-transfer agent fees — Class A	—	8	—
Sub-transfer agent fees — Class C	—	2	—
Sub-transfer agent fees — Class D	—	—	—
Sub-transfer agent fees — Class P	56	1	—
Sub-transfer agent fees — Institutional Class	9,078	1,393	—
Legal fees	27,804	43,772	4,565
Dividends on securities sold short	—	—	—
Trustees’ fees	1,328	5,946	581
Audit and tax service fees	25,175	26,674	26,477
Registration fees	18,226	36,135	—
Custodian and accounting agent fees	63,929	87,364	15,023
Shareholder communications expense	6,434	18,625	3,818
Transfer agent fees	2,950	7,193	1,328
Organizational expenses	—	—	83,160
Excise tax expense	—	—	—
Securities sold short expenses	—	—	—
Miscellaneous expenses	1,312	5,899	664
Total Expenses	272,423	426,586	144,998
Less: Fee Waiver/Reimbursement from Investment Manager	(99,239)	(177,572)	(132,104)
Net Expenses	173,184	249,014	12,894
Net Investment Income (Loss)	(159,422)	(114,504)	34,637

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	65,964	2,843,821	1,987
Options written	—	—	—
Securities sold short	—	—	—
Foreign currency transactions	—	—	—
Futures contracts	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(470,632)	(1,944,919)	671,652
Options written	—	—	—
Securities sold short	—	—	—
Foreign currency transactions	—	—	—
Futures contracts	—	—	—
Net Realized and Change in Unrealized Gain (Loss)	(404,668)	898,902	673,639
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$(564,090)	$784,398	$708,276
(1)	Commencement of operations, September 8, 2011.
(2)	Commencement of operations, March 31, 2011.
(3)	Commencement of operations, December 27, 2010.
(4)	Commencement of operations, October 3, 2011.

94	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

NFJ Global Dividend Value	RCM All Alpha (2)	RCM China Equity	RCM Disciplined Equity	RCM Global EcoTrendsSM	RCM Global Water	RCM Redwood (3)	RCM Short Duration High Income (4)

$121	$41	$18	$108	$102	$263	$41	$57,379
1,437,814	56,033	124,332	920,917	691,288	1,596,802	77,766	—
—	—	—	216	177	—	—	2,400
1,437,935	56,074	124,350	921,241	691,567	1,597,065	77,807	59,779

262,544	43,108	51,924	302,403	543,770	666,944	65,257	5,462
18,371	881	1,718	8,661	45,527	171,978	600	574
—	—	—	—	—	—	—	—
295	29	49	22	3,955	15,764	17	2
15,966	68	1,027	9,767	109,727	66,294	2,241	52
6,124	294	573	2,887	15,176	57,326	200	191
2,524	46	1,053	1,577	935	9,446	927	17
—	—	—	—	—	—	—	—
—	1,152	555	1,075	44,355	9,720	26	—
475	1,032	1,040	368	8,145	13,240	27	—
18,909	22	2,745	17,096	397	12,673	3,677	—
29	1,018	—	10	4,399	3,821	—	—
1,253	1,018	—	1,830	3	45	1,238	—
18,153	10,300	10,152	25,748	33,768	43,768	22,133	928
—	17,585	—	—	—	—	—	—
8,992	1,145	1,584	12,981	17,255	20,478	1,698	348
25,858	27,325	24,835	38,421	46,073	43,430	27,494	26,506
62,564	8,147	55,268	55,784	57,817	53,621	10,256	—
109,417	88,833	111,323	70,781	126,609	100,111	91,744	9,976
12,708	7,467	11,386	2,112	51,079	26,336	10,045	3,828
8,296	2,693	5,582	8,706	11,614	9,633	4,586	928
—	133,046	—	—	—	—	73,793	29,995
2,186	—	—	—	—	2,539	—	—
—	19,272	—	—	—	—	—	—
6,230	3,689	4,050	6,326	5,811	7,560	4,917	464
580,894	368,170	284,864	566,555	1,126,415	1,334,727	320,876	79,271
(162,039)	(281,543)	(211,250)	(126,115)	(168,218)	(14,679)	(224,180)	(71,503)
418,855	86,627	73,614	440,440	958,197	1,320,048	96,696	7,768
1,019,080	(30,553)	50,736	480,801	(266,630)	277,017	(18,889)	52,011

438,441	(431,113)	208,791	669,870	(4,422,897)	(1,580,624)	(1,181,470)	16,338
—	—	—	—	—	—	533,448	—
—	327,194	—	—	—	—	—	—
(20,714)	(82,907)	(1,420)	—	(37,460)	(60,709)	—	—
—	418,833	—	—	—	—	—	—

(2,898,690)	(355,385)	(1,237,170)	(1,438,080)	4,126,362	914,811	26,231	95,005
—	—	—	—	—	—	199,023	—
—	(19,163)	—	—	—	—	—	—
(177)	223	5	—	2,116	3,285	—	—
—	5,019	—	—	—	—	—	—
(2,481,140)	(137,299)	(1,029,794)	(768,210)	(331,879)	(723,237)	(422,768)	111,343
$(1,462,060)	$(167,852)	$(979,058)	$(287,409)	$(598,509)	$(446,220)	$(441,657)	$163,354

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	95

Statements of Changes in Net Assets

	AGI Solutions 2015		AGI Solutions 2020		AGI Solutions 2030

	Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2011	Year ended November 30, 2010

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$276,899	$180,409	$191,696	$162,226	$207,023	$156,996
Net realized gain (loss) on investments	(271,569)	9,181	(141)	7,007	(993)	—
Net realized gain on investments in Affiliates	129,716	82,793	202,519	74,317	382,933	157,757
Net capital gain distributions received from underlying Affiliated funds	82,696	36,312	65,857	32,566	73,459	45,276
Net change in unrealized appreciation/depreciation on investments	9,612	1,578	1,097	2,476	(10,587)	9,147
Net change in unrealized appreciation/depreciation of investments in Affiliates	(133,218)	218,269	(305,178)	176,867	(560,355)	227,383
Net increase (decrease) in net assets resulting from investment operations	94,136	528,542	155,850	455,459	91,480	596,559

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(10,630)	(2,876)	(8,073)	(1,766)	(12,651)	(5,267)
Class B	—	—	—	—	—	—
Class C	(21,440)	(2,587)	(8,054)	(991)	(20,950)	(1,829)
Class D	(6,776)	(3,914)	(7,981)	(2,417)	(12,302)	(3,372)
Class R	(470)	(409)	(532)	(403)	(548)	(294)
Class P	(522)	(451)	(585)	(445)	(603)	(337)
Institutional Class	(216,651)	(161,476)	(211,840)	(145,464)	(219,909)	(111,659)
Administrative Class	(502)	(435)	(565)	(429)	(583)	(321)
Net realized capital gains
Class A	(4,210)	(540)	(3,051)	(507)	(8,381)	(1,611)
Class C	(8,692)	(555)	(3,333)	(314)	(14,720)	(626)
Class D	(2,725)	(734)	(3,073)	(693)	(8,048)	(1,035)
Class R	(202)	(85)	(219)	(128)	(384)	(103)
Class P	(203)	(84)	(219)	(126)	(386)	(103)
Institutional Class	(82,209)	(29,640)	(77,658)	(40,616)	(137,481)	(33,224)
Administrative Class	(203)	(85)	(219)	(127)	(385)	(104)
Total Dividends and Distributions to Shareholders	(355,435)	(203,871)	(325,402)	(194,426)	(437,331)	(159,885)

Fund Share Transactions:
Net proceeds from the sale of shares	11,699,923	1,305,368	1,247,644	1,214,638	1,558,607	1,346,210
Issued in reinvestment of dividends and distributions	345,333	203,871	323,246	193,669	433,832	158,030
Cost of shares redeemed	(8,026,128)	(84,878)	(458,904)	(75,680)	(604,459)	(212,520)
Net increase (decrease) from Fund share transactions	4,019,128	1,424,361	1,111,986	1,332,627	1,387,980	1,291,720
Total Increase (Decrease) in Net Assets	3,757,829	1,749,032	942,434	1,593,660	1,042,129	1,728,394

Net Assets:
Beginning of year	6,331,469	4,582,437	5,419,942	3,826,282	6,309,957	4,581,563
End of year*	$10,089,298	$6,331,469	$6,362,376	$5,419,942	$7,352,086	$6,309,957
* Including undistributed (dividends in excess of) net investment income of:	$245,522	$162,036	$157,657	$154,053	$159,072	$163,325

96	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

AGI Solutions 2040		AGI Solutions 2050		AGI Solutions Global Allocation		AGI Solutions Global Growth Allocation		AGI Solutions Retirement Income

Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2011	Year ended November 30, 2010

$182,944	$160,641	$181,058	$157,604	$4,908,439	$4,912,755	$219,522	$168,551	$276,787	$164,809
(280)	616	(937)	—	(16,270)	—	(7,838)	171	(78,931)	8,988
460,687	216,185	464,769	219,447	13,681,481	7,637,097	60,109	145,969	36,900	63,004
45,533	41,618	39,167	40,089	2,492,756	1,879,089	52,576	43,000	90,557	30,171
(21,456)	10,704	(21,979)	10,647	(404,454)	247,230	(25,073)	11,641	9,776	1,079
(655,438)	128,368	(664,920)	148,318	(19,791,460)	7,273,373	(568,103)	196,181	(49,759)	232,579
11,990	558,132	(2,842)	576,105	870,492	21,949,544	(268,807)	565,513	285,330	500,630

(3,580)	(4,017)	(2,830)	(643)	(2,774,023)	(2,234,683)	(94,539)	(989)	(62,533)	(12,374)
—	—	—	—	(409,188)	(613,938)	—	—	—	—
(754)	(803)	(1,841)	(206)	(2,485,096)	(2,141,855)	(17,913)	(4,295)	(78,501)	(18,686)
(15,855)	(1,025)	(8,336)	(2,034)	(4,271)	(592)	(857)	(222)	(13,949)	(2,846)
(658)	(279)	(796)	(259)	(469)	(435)	(557)	(203)	(269)	(298)
(706)	(317)	(767)	(302)	(279,378)	(66,403)	(614)	(233)	(275)	(558)
(229,713)	(100,646)	(238,178)	(92,398)	(1,625,066)	(1,395,115)	(186,310)	(70,909)	(185,546)	(188,518)
(685)	(301)	(745)	(286)	(27,410)	(222)	(593)	(222)	(264)	(530)

(3,476)	(1,308)	(2,657)	(290)	—	—	(54,061)	(410)	(7,236)	(2,846)
(973)	(337)	(1,858)	(128)	—	—	(12,178)	(1,931)	(16,425)	(1,993)
(14,585)	(354)	(7,816)	(883)	—	—	(506)	(97)	(3,247)	(809)
(657)	(106)	(785)	(129)	—	—	(353)	(97)	(158)	(135)
(650)	(105)	(705)	(129)	—	—	(354)	(97)	(147)	(136)
(207,142)	(32,397)	(214,788)	(37,999)	—	—	(104,813)	(28,500)	(52,899)	(41,890)
(649)	(106)	(704)	(129)	—	—	(353)	(97)	(146)	(135)
(480,083)	(142,101)	(482,806)	(135,815)	(7,604,901)	(6,453,243)	(474,001)	(108,302)	(421,595)	(271,754)

1,097,663	609,451	899,799	258,038	58,674,509	51,752,620	6,408,417	2,626,056	12,641,832	2,453,476
479,646	142,092	482,806	135,815	6,157,895	5,421,410	473,469	108,260	391,107	258,233
(416,757)	(325,422)	(317,289)	(47,688)	(66,254,822)	(62,827,799)	(4,891,746)	(1,523,283)	(4,389,854)	(202,462)
1,160,552	426,121	1,065,316	346,165	(1,422,418)	(5,653,769)	1,990,140	1,211,033	8,643,085	2,509,247
692,459	842,152	579,668	786,455	(8,156,827)	9,842,532	1,247,332	1,668,244	8,506,820	2,738,123

5,092,130	4,249,978	4,924,331	4,137,876	221,578,416	211,735,884	5,862,472	4,194,228	7,015,556	4,277,433
$5,784,589	$5,092,130	$5,503,999	$4,924,331	$213,421,589	$221,578,416	$7,109,804	$5,862,472	$15,522,376	$7,015,556
$132,088	$163,830	$131,172	$169,939	$—	$783,347	$137,562	$173,447	$4,509	$(1)

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	97

Statements of Changes in Net Assets  (Cont.)

	AGIC Convertible		AGIC Focused Opportunity	AGIC High Yield Bond

	Year ended November 30, 2011	Year ended November 30, 2010	Period December 27, 2010** through November 30, 2011	Year ended November 30, 2011	Year ended November 30, 2010

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$13,515,490	$11,104,901	$(27,806)	$8,309,349	$6,292,795
Net realized gain (loss) on investments and foreign currency transactions	40,625,938	41,619,727	156,426	4,130,656	3,179,130
Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	(61,179,301)	31,210,486	(398,581)	(6,821,184)	1,027,878
Net increase (decrease) in net assets resulting from investment operations	(7,037,873)	83,935,114	(269,961)	5,618,821	10,499,803

Dividends and Distributions to Shareholders from:
Net investment income
Class A	(957,854)	(11,440)	—	(1,189,011)	(26,121)
Class C	(169,824)	(3)	—	(270,365)	(3,982)
Class D	(526,275)	(491)	—	(270,297)	(3,007)
Class R	(390)	(78)	—	(8,658)	(532)
Class P	(733,948)	(252,997)	—	(141,725)	(577)
Institutional Class	(12,210,089)	(6,200,528)	—	(7,043,390)	(6,111,671)
Administrative Class	(18,431)	(106)	—	(877)	(568)
Institutional Class — (converted)#	—	(4,642,295)	—	—	—
Class II — (liquidated)##	—	(514,654)	—	—	—
Class III — (liquidated)##	—	—	—	—	—
Net realized capital gains
Class P	—	—	—	—	—
Institutional Class	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(14,616,811)	(11,622,592)	—	(8,924,323)	(6,146,458)

Fund Share Transactions:
Net proceeds from the sale of shares	661,048,240	117,113,698 #	2,870,022	157,748,543	41,041,065
Issued in reorganization	—	—	—	—	—
Issued in reinvestment of dividends and distributions	5,106,625	2,731,505	—	7,773,901	5,698,486
Cost of shares redeemed	(466,779,801)	(107,797,022)#	(2,078,660)	(82,025,262)	(25,168,619)
Net increase (decrease) from Fund share transactions	199,375,064	12,048,181	791,362	83,497,182	21,570,932
Total Increase (Decrease) in Net Assets	177,720,380	84,360,703	521,401	80,191,680	25,924,277

Net Assets:
Beginning of period	505,571,947	421,211,244	3,010,000	95,591,269	69,666,992
End of period*	$683,292,327	$505,571,947	$3,531,401	$175,782,949	$95,591,269
* Including undistributed (dividends in excess of) net investment income of:	$6,220,821	$2,798,193	$—	$—	$281,094
**	Commencement of operations.
†	See Note 12(a) in the Notes to the Financial Statements.
#	See Note 12(b) in the Notes to the Financial Statements.
##	Share class of former Nicholas Applegate Institutional Funds.

98	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

AGIC International Growth		AGIC International Growth Opportunities		AGIC Micro Cap

Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2011	Year ended November 30, 2010

$1,363,397	$841,001	$1,516,412	$920,713	$(687,031)	$(730,371)

2,102,156	(730,769)	12,447,683	7,949,172	9,959,033	9,597,860

(7,282,839)	3,188,543	(24,021,161)	11,468,353	(10,302,986)	6,922,206

(3,817,286)	3,298,775	(10,057,066)	20,338,238	(1,030,984)	15,789,695

(1,354)	(921)	(6,118)	—	—	—
(58)	(317)	(3,632)	—	—	—
(438)	(272)	(709)	—	—	—
(43)	(131)	(181)	—	—	—
(100)	(155)	(187,858)	(417,626)	—	—
(840,324)	(114,067)	(1,412,519)	(160,879)	—	—
—	—	(200)	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	(456,260)	—	—

—	—	—	—	(990)	—
—	—	—	—	(4,874,491)	—

(842,317)	(115,863)	(1,611,217)	(1,034,765)	(4,875,481)	—

22,131,963	11,584,025	40,396,077	90,798,559	9,239,034	13,524,553
—	99,372,339 †	—	—	—	—

842,282	63,345	1,588,561	997,215	4,858,597	—
(16,594,338)	(17,168,366)	(41,655,571)	(91,646,953)	(18,843,120)	(25,716,370)

6,379,907	93,851,343	329,067	148,821	(4,745,489)	(12,191,817)
1,720,304	97,034,255	(11,339,216)	19,452,294	(10,651,954)	3,597,878

104,612,315	7,578,060	136,155,383	116,703,089	57,591,475	53,993,597
$106,332,619	$104,612,315	$124,816,167	$136,155,383	$46,939,521	$57,591,475

$1,391,181	$838,860	$1,258,245	$1,348,175	$—	$—

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	99

Statements of Changes in Net Assets  (Cont.)

	AGIC Ultra Micro Cap		AGIC U.S. Emerging Growth		F&T Behavioral Advantage Large Cap

	Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2011	Year ended November 30, 2010	Period September 8, 2011** through November 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(159,422)	$(56,852)	$(114,504)	$(108,656)	$34,637
Net realized gain on investments, securities sold short, futures contracts and foreign currency transactions	65,964	555,145	2,843,821	3,010,764	1,987
Net change in unrealized appreciation/depreciation of investments, securities sold short, futures contracts and foreign currency transactions	(470,632)	624,680	(1,944,919)	2,178,646	671,652
Net increase (decrease) in net assets resulting from investment operations	(564,090)	1,122,973	784,398	5,080,754	708,276

Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class D	—	—	—	—	—
Class P	—	—	—	—	—
Institutional Class	—	—	—	—	—
Net realized capital gains
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class D	—	—	—	—	—
Class P	(690)	—	—	—	—
Institutional Class	(275,392)	—	—	—	—
Total Dividends and Distributions to Shareholders	(276,082)	—	—	—	—

Fund Share Transactions:
Net proceeds from the sale of shares	9,820,872	2,568,563	9,556,536	7,957,810	—
Issued in reinvestment of dividends and distributions	272,971	—	—	—	—
Cost of shares redeemed	(3,895,074)	(843,669)	(8,534,325)	(9,401,355)	—
Net increase (decrease) from Fund share transactions	6,198,769	1,724,894	1,022,211	(1,443,545)	—
Total Increase (Decrease) in Net Assets	5,358,597	2,847,867	1,806,609	3,637,209	708,276

Net Assets:
Beginning of period	4,628,673	1,780,806	20,078,815	16,441,606	10,040,000
End of period*	$9,987,270	$4,628,673	$21,885,424	$20,078,815	$10,748,276
* Including undistributed (dividends in excess of) net investment income of:	$1	$1	$9,082	$(4,033)	$34,672
**	Commencement of operations.

100	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

NFJ Global Dividend Value		RCM All Alpha	RCM China Equity		RCM Disciplined Equity

Year ended November 30, 2011	Year ended November 30, 2010	Period March 31, 2011** through November 30, 2011	Year ended November 30, 2011	Period June 7, 2010** through November 30, 2010	Year ended November 30, 2011	Year ended November 30, 2010

$1,019,080	$208,232	$(30,553)	$50,736	$(3,448)	$480,801	$143,939
417,727	340,920	232,007	207,371	204,611	669,870	592,016
(2,898,867)	394,881	(369,306)	(1,237,165)	787,548	(1,438,080)	748,772
(1,462,060)	944,033	(167,852)	(979,058)	988,711	(287,409)	1,484,727

(219,808)	(32,058)	—	(64)	—	(9,590)	(5,407)
(69,843)	(17,554)	—	(4)	—	(122)	(36)
(39,625)	(6,184)	—	(134)	—	(2)	(850)
(4,055)	(580)	—	(108)	—	(70)	(42)
(750,103)	(202,021)	—	(3,229)	—	(134,207)	(64,574)

(25,382)	(5,976)	—	(8,757)	—	(51,262)	(60,608)
(18,876)	(2,073)	—	(10,957)	—	(18,214)	(23,070)
(3,160)	(731)	—	(14,081)	—	(10,010)	(4,193)
(198)	(236)	—	(3,793)	—	(307)	(371)
(236,890)	(57,953)	—	(166,553)	—	(509,946)	(436,490)
(1,367,940)	(325,366)	—	(207,680)	—	(733,730)	(595,641)

29,646,613	14,706,103	661,770	8,186,016	1,443,725	39,113,519	9,098,357
1,291,805	320,286	—	207,264	—	711,216	589,211
(14,540,781)	(943,585)	(205,123)	(8,284,004)	(484,247)	(11,402,007)	(3,584,364)
16,397,637	14,082,804	456,647	109,276	959,478	28,422,728	6,103,204
13,567,637	14,701,471	288,795	(1,077,462)	1,948,189	27,401,589	6,992,290

18,105,791	3,404,320	5,040,000	4,948,189	3,000,000	20,462,337	13,470,047
$31,673,428	$18,105,791	$5,328,795	$3,870,727	$4,948,189	$47,863,926	$20,462,337
$(912)	$26,241	$(133)	$47,086	$(1,503)	$480,744	$143,934

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	101

Statements of Changes in Net Assets  (Cont.)

	RCM Global EcoTrendsSM		RCM Global Water		RCM Redwood	RCM Short Duration High Income

	Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2011	Year ended November 30, 2010	Period December 27, 2010** through November 30, 2011	Period October 3, 2011** through November 30, 2011

Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(266,630)	$(550,656)	$277,017	$88,772	$(18,889)	$52,011
Net realized gain (loss) on investments, options written and foreign currency transactions	(4,460,357)	(8,556,084)	(1,641,333)	(1,698,760)	(648,022)	16,338
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	4,128,478	(918,027)	918,096	6,407,746	225,254	95,005
Net increase (decrease) in net assets resulting from investment operations	(598,509)	(10,024,767)	(446,220)	4,797,758	(441,657)	163,354

Dividends to Shareholders from:
Net investment income
Class A	—	—	(4,490)	(25,562)	—	(710)
Class C	—	—	(26)	(55)	—	(1,890)
Class D	—	—	(8)	(517)	—	(214)
Class P	—	—	(3,468)	(19,546)	—	(37)
Institutional Class	—	—	(544)	(1,633)	—	(27,146)
Total Dividends to Shareholders	—	—	(8,536)	(47,313)	—	(29,997)

Fund Share Transactions:
Net proceeds from the sale of shares	5,149,421	10,959,479	36,101,494	13,616,098	7,783,783	4,760,891
Issued in reinvestment of dividends and distributions	—	—	2,840	12,275	—	29,997
Cost of shares redeemed	(33,723,132)	(36,249,662)	(23,073,847)	(19,309,004)	(896,429)	(56,830)
Net increase (decrease) from Fund share transactions	(28,573,711)	(25,290,183)	13,030,487	(5,680,631)	6,887,354	4,734,058
Total Increase (Decrease) in Net Assets	(29,172,220)	(35,314,950)	12,575,731	(930,186)	6,445,697	4,867,415

Net Assets:
Beginning of period	67,705,528	103,020,478	57,966,013	58,896,199	3,040,000	5,040,000
End of period*	$38,533,308	$67,705,528	$70,541,744	$57,966,013	$9,485,697	$9,907,415
* Including undistributed (dividends in excess of) net investment income of:	$—	$(6,295)	$211,803	$1,492	$(18,185)	$21,505
**	Commencement of operations.

102	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	103

Financial Highlights

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2015:
Class A
11/30/2011	$19.28	$0.38	$0.23	$0.61	$(0.74)	$(0.29)
11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.85	3.38	—	—
Class C
11/30/2011	$19.09	$0.31	$0.14	$0.45	$(0.72)	$(0.29)
11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.40	2.85	3.25	—	—
Class D
11/30/2011	$19.30	$0.58	$—	$0.58	$(0.72)	$(0.29)
11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.87	3.40	—	—
Class R
11/30/2011	$19.27	$0.55	$—	$0.55	$(0.68)	$(0.29)
11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.47	2.88	3.35	—	—
Class P
11/30/2011	$19.37	$0.65	$(0.01)	$0.64	$(0.75)	$(0.29)
11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.53	2.90	3.43	—	—
Institutional Class
11/30/2011	$19.39	$0.66	$—	$0.66	$(0.77)	$(0.29)
11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.55	2.90	3.45	—	—
Administrative Class
11/30/2011	$19.34	$0.61	$—	$0.61	$(0.72)	$(0.29)
11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)
12/29/2008* - 11/30/2009	15.00	0.51	2.89	3.40	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

104	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(1.03)	$18.86	3.27%	$1,564	0.47%		2.06%		2.03%		108%
(0.80)	19.28	9.67	229	0.50		5.47		2.62		24
—	18.38	22.53	78	0.50	(c)	9.98	(c)	3.36	(c)	21

$(1.01)	$18.53	2.44%	$2,347	1.22		2.66%		1.65%		108%
(0.71)	19.09	8.88	305	1.25		7.23		1.99		24
—	18.25	21.67	71	1.25	(c)	8.61	(c)	2.61	(c)	21

$(1.01)	$18.87	3.20%	$251	0.50%		2.22%		3.07%		108%
(0.80)	19.30	9.62	204	0.50		5.74		2.84		24
—	18.40	22.67	91	0.50	(c)	8.84	(c)	3.36	(c)	21

$(0.97)	$18.85	2.94%	$14	0.75%		2.46%		2.91%		108%
(0.74)	19.27	9.43	13	0.75		5.77		2.87		24
—	18.35	22.33	12	0.75	(c)	7.76	(c)	3.11	(c)	21

$(1.04)	$18.97	3.44%	$14	0.25%		2.00%		3.41%		108%
(0.80)	19.37	9.88	14	0.30		5.38		3.32		24
—	18.43	22.87	12	0.30	(c)	6.52	(c)	3.56	(c)	21

$(1.06)	$18.99	3.53%	$5,885	0.15%		1.90%		3.48%		108%
(0.81)	19.39	10.02	5,553	0.20		5.26		3.32		24
—	18.45	23.00	4,306	0.20	(c)	6.42	(c)	3.66	(c)	21

$(1.01)	$18.94	3.23%	$14	0.42%		2.17%		3.23%		108%
(0.78)	19.34	9.75	13	0.45		5.54		3.17		24
—	18.40	22.67	12	0.45	(c)	6.67	(c)	3.41	(c)	21

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	105

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2020:
Class A
11/30/2011	$19.43	$0.49	$0.04	$0.53	$(0.83)	$(0.31)
11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.05	3.58	—	—
Class C
11/30/2011	$19.21	$0.30	$0.09	$0.39	$(0.76)	$(0.31)
11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.40	3.06	3.46	—	—
Class D
11/30/2011	$19.43	$0.72	$(0.19)	$0.53	$(0.81)	$(0.31)
11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.53	3.06	3.59	—	—
Class R
11/30/2011	$19.40	$0.53	$(0.05)	$0.48	$(0.76)	$(0.31)
11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.47	3.08	3.55	—	—
Class P
11/30/2011	$19.51	$0.42	$0.16	$0.58	$(0.84)	$(0.31)
11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.54	3.08	3.62	—	—
Institutional Class
11/30/2011	$19.53	$0.64	$(0.04)	$0.60	$(0.86)	$(0.31)
11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.55	3.09	3.64	—	—
Administrative Class
11/30/2011	$19.48	$0.59	$(0.05)	$0.54	$(0.81)	$(0.31)
11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.52	3.08	3.60	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

106	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(1.14)	$18.82	2.82%	$351	0.48%		2.71%		2.56%		56%
(0.85)	19.43	9.60	154	0.53		6.52		2.79		23
—	18.58	23.87	40	0.53	(c)	10.16	(c)	3.38	(c)	25

$(1.07)	$18.53	2.07%	$669	1.23%		3.40%		1.61%		56%
(0.79)	19.21	8.72	204	1.28		8.05		1.72		23
—	18.46	23.07	30	1.28	(c)	10.57	(c)	2.63	(c)	25

$(1.12)	$18.84	2.85%	$115	0.52%		2.91%		3.80%		56%
(0.85)	19.43	9.54	187	0.53		5.95		2.80		23
—	18.59	23.93	65	0.53	(c)	10.35	(c)	3.38	(c)	25

$(1.07)	$18.81	2.57%	$14	0.77%		3.09%		2.77%		56%
(0.79)	19.40	9.25	13	0.78		6.30		2.99		23
—	18.55	23.67	12	0.78	(c)	8.76	(c)	3.13	(c)	25

$(1.15)	$18.94	3.07%	$42	0.17%		1.39%		2.24%		56%
(0.85)	19.51	9.81	14	0.33		5.93		3.44		23
—	18.62	24.13	13	0.33	(c)	6.56	(c)	3.58	(c)	25

$(1.17)	$18.96	3.16%	$5,157	0.17%		2.51%		3.34%		56%
(0.87)	19.53	9.90	4,834	0.23		5.80		3.44		23
—	18.64	24.27	3,654	0.23	(c)	6.46	(c)	3.68	(c)	25

$(1.12)	$18.90	2.87%	$14	0.44%		2.78%		3.09%		56%
(0.83)	19.48	9.63	14	0.48		6.08		3.29		23
—	18.60	24.00	12	0.48	(c)	6.71	(c)	3.43	(c)	25

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	107

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2030:
Class A
11/30/2011	$20.78	$0.50	$(0.10)	$0.40	$(0.85)	$(0.56)
11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.95	4.36	—	—
Class C
11/30/2011	$20.59	$0.37	$(0.09)	$0.28	$(0.80)	$(0.56)
11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.28	4.00	4.28	—	—
Class D
11/30/2011	$20.82	$0.53	$(0.12)	$0.41	$(0.85)	$(0.56)
11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	3.99	4.40	—	—
Class R
11/30/2011	$20.80	$0.52	$(0.15)	$0.37	$(0.80)	$(0.56)
11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.34	4.03	4.37	—	—
Class P
11/30/2011	$20.92	$0.58	$(0.12)	$0.46	$(0.87)	$(0.56)
11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.41	4.04	4.45	—	—
Institutional Class
11/30/2011	$20.94	$0.62	$(0.14)	$0.48	$(0.89)	$(0.56)
11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.43	4.04	4.47	—	—
Administrative Class
11/30/2011	$20.88	$0.58	$(0.14)	$0.44	$(0.85)	$(0.56)
11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)
12/29/2008* - 11/30/2009	15.00	0.39	4.04	4.43	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

108	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(1.41)	$19.77	1.76%	$460	0.45%		2.50%		2.43%		52%
(0.67)	20.78	11.07	286	0.63		5.46		2.57		33
—	19.36	29.07	179	0.63	(c)	9.16	(c)	2.47	(c)	11

$(1.36)	$19.51	1.20%	$654	1.21%		3.34%		1.84%		52%
(0.61)	20.59	10.17	542	1.38		7.39		1.32		33
—	19.28	28.53	78	1.38	(c)	9.74	(c)	1.72	(c)	11

$(1.41)	$19.82	1.89%	$377	0.48%		2.51%		2.59%		52%
(0.67)	20.82	11.04	295	0.63		5.63		2.41		33
—	19.40	29.33	123	0.63	(c)	8.98	(c)	2.47	(c)	11

$(1.36)	$19.81	1.66%	$14	0.74%		2.82%		2.54%		52%
(0.60)	20.80	10.73	14	0.88		5.79		2.53		33
—	19.37	29.13	13	0.88	(c)	7.74	(c)	2.22	(c)	11

$(1.43)	$19.95	2.13%	$19	0.22%		2.27%		2.84%		52%
(0.67)	20.92	11.27	14	0.43		5.41		2.97		33
—	19.45	29.67	13	0.43	(c)	6.37	(c)	2.67	(c)	11

$(1.45)	$19.97	2.23%	$5,813	0.13%		2.24%		3.04%		52%
(0.68)	20.94	11.35	5,145	0.33		5.29		3.02		33
—	19.47	29.80	4,163	0.33	(c)	6.27	(c)	2.77	(c)	11

$(1.41)	$19.91	1.99%	$15	0.41%		2.52%		2.85%		52%
(0.64)	20.88	11.04	14	0.58		5.55		2.82		33
—	19.43	29.53	13	0.58	(c)	6.52	(c)	2.52	(c)	11

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	109

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2040:
Class A
11/30/2011	$21.88	$0.52	$(0.27)	$0.25	$(0.97)	$(0.94)
11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.30	4.78	5.08	—	—
Class C
11/30/2011	$21.65	$0.27	$(0.18)	$0.09	$(0.73)	$(0.94)
11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.19	4.73	4.92	—	—
Class D
11/30/2011	$21.88	$0.76	$(0.51)	$0.25	$(1.03)	$(0.94)
11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.32	4.73	5.05	—	—
Class R
11/30/2011	$21.85	$0.56	$(0.36)	$0.20	$(0.95)	$(0.94)
11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.26	4.77	5.03	—	—
Class P
11/30/2011	$21.97	$0.67	$(0.36)	$0.31	$(1.03)	$(0.94)
11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.33	4.79	5.12	—	—
Institutional Class
11/30/2011	$22.00	$0.68	$(0.36)	$0.32	$(1.05)	$(0.94)
11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.35	4.78	5.13	—	—
Administrative Class
11/30/2011	$21.93	$0.63	$(0.36)	$0.27	$(1.00)	$(0.94)
11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)
12/29/2008* - 11/30/2009	15.00	0.31	4.78	5.09	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

110	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(1.91)	$20.22	0.81%	$151	0.42%		2.96%		2.42%		53%
(0.64)	21.88	12.48	79	0.56		5.99		3.57		44
—	20.08	33.87	23	0.56	(c)	11.53	(c)	1.93	(c)	13

$(1.67)	$20.07	0.07%	$87	1.15%		3.56%		1.30%		53%
(0.53)	21.65	11.61	22	1.31		6.66		2.82		44
—	19.92	32.80	42	1.31	(c)	11.89	(c)	1.18	(c)	13

$(1.97)	$20.16	0.77%	$187	0.46%		3.00%		3.57%		53%
(0.61)	21.88	12.49	177	0.56		6.58		2.51		44
—	20.05	33.67	45	0.56	(c)	10.43	(c)	1.93	(c)	13

$(1.89)	$20.16	0.54%	$15	0.70%		3.22%		2.63%		53%
(0.57)	21.85	12.19	15	0.81		6.50		2.90		44
—	20.03	33.53	14	0.81	(c)	10.01	(c)	1.68	(c)	13

$(1.97)	$20.31	1.06%	$15	0.21%		2.75%		3.11%		53%
(0.63)	21.97	12.64	15	0.36		6.10		3.35		44
—	20.12	34.13	13	0.36	(c)	6.43	(c)	2.13	(c)	13

$(1.99)	$20.33	1.11%	$5,315	0.10%		2.65%		3.15%		53%
(0.65)	22.00	12.83	4,769	0.26		5.98		3.43		44
—	20.13	34.20	4,100	0.26	(c)	6.33	(c)	2.23	(c)	13

$(1.94)	$20.26	0.87%	$15	0.38%		2.93%		2.94%		53%
(0.61)	21.93	12.48	15	0.51		6.24		3.20		44
—	20.09	33.93	13	0.51	(c)	6.58	(c)	1.98	(c)	13

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	111

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions 2050:
Class A
11/30/2011	$22.00	$0.61	$(0.34)	$0.27	$(1.09)	$(1.02)
11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.31	4.76	5.07	—	—
Class C
11/30/2011	$21.85	$0.44	$(0.34)	$0.10	$(1.01)	$(1.02)
11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.18	4.78	4.96	—	—
Class D
11/30/2011	$22.01	$0.59	$(0.34)	$0.25	$(1.09)	$(1.02)
11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.32	4.77	5.09	—	—
Class R
11/30/2011	$21.97	$0.58	$(0.37)	$0.21	$(1.04)	$(1.02)
11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.26	4.80	5.06	—	—
Class P
11/30/2011	$22.10	$0.69	$(0.39)	$0.30	$(1.11)	$(1.02)
11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.33	4.81	5.14	—	—
Institutional Class
11/30/2011	$22.12	$0.69	$(0.35)	$0.34	$(1.14)	$(1.02)
11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.34	4.82	5.16	—	—
Administrative Class
11/30/2011	$22.06	$0.65	$(0.38)	$0.27	$(1.08)	$(1.02)
11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)
12/29/2008* - 11/30/2009	15.00	0.30	4.81	5.11	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

112	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(2.11)	$20.16	0.80%	$71	0.41%		2.92%		2.85%		51%
(0.62)	22.00	13.02	57	0.56		6.28		3.05		37
—	20.07	33.80	30	0.56	(c)	9.92	(c)	1.91	(c)	11

$(2.03)	$19.92	(0.01)%	$48	1.17%		3.70%		2.09%		51%
(0.50)	21.85	12.21	35	1.31		7.37		2.11		37
—	19.96	33.07	13	1.31	(c)	10.64	(c)	1.16	(c)	11

$(2.11)	$20.15	0.75%	$189	0.44%		3.02%		2.74%		51%
(0.63)	22.01	12.99	166	0.56		6.36		3.04		37
—	20.09	33.93	91	0.56	(c)	11.64	(c)	1.91	(c)	11

$(2.06)	$20.12	0.51%	$17	0.69%		3.21%		2.71%		51%
(0.58)	21.97	12.75	17	0.81		6.49		2.98		37
—	20.06	33.73	13	0.81	(c)	10.14	(c)	1.66	(c)	11

$(2.13)	$20.27	0.96%	$15	0.19%		2.75%		3.21%		51%
(0.64)	22.10	13.26	15	0.36		6.08		3.48		37
—	20.14	34.27	14	0.36	(c)	7.10	(c)	2.11	(c)	11

$(2.16)	$20.30	1.11%	$5,149	0.09%		2.65%		3.22%		51%
(0.66)	22.12	13.34	4,619	0.26		5.97		3.56		37
—	20.16	34.40	3,963	0.26	(c)	7.00	(c)	2.21	(c)	11

$(2.10)	$20.23	0.82%	$15	0.37%		2.93%		3.04%		51%
(0.62)	22.06	13.09	15	0.51		6.23		3.32		37
—	20.11	34.07	14	0.51	(c)	7.25	(c)	1.96	(c)	11

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	113

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Dividends and Distributions
AGI Solutions Global Allocation:
Class A
11/30/2011	$10.58	$0.25	$(0.14)	$0.11	$(0.39)	$—	$—	$(0.39)
11/30/2010	9.84	0.26	0.85	1.11	(0.37)	—	—	(0.37)
7/1/2009** - 11/30/2009	8.45	0.08	1.35	1.43	(0.04)	—	—	(0.04)
6/30/2009	10.62	0.30	(1.98)	(1.68)	(0.40)	—	(0.09)	(0.49)
6/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)	(0.32)	(0.14)	(1.32)
6/30/2007	11.78	0.24	1.47	1.71	(0.77)	(0.15)	—	(0.92)
Class B
11/30/2011	$10.74	$0.22	$(0.20)	$0.02	$(0.28)	$—	$—	$(0.28)
11/30/2010	9.92	0.22	0.83	1.05	(0.23)	—	—	(0.23)
7/1/2009** - 11/30/2009	8.53	0.05	1.36	1.41	(0.02)	—	—	(0.02)
6/30/2009	10.70	0.23	(1.99)	(1.76)	(0.33)	—	(0.08)	(0.41)
6/30/2008	12.57	0.24	(0.96)	(0.72)	(0.69)	(0.32)	(0.14)	(1.15)
6/30/2007	11.72	0.15	1.46	1.61	(0.61)	(0.15)	—	(0.76)
Class C
11/30/2011	$10.69	$0.18	$(0.16)	$0.02	$(0.30)	$—	$—	$(0.30)
11/30/2010	9.89	0.19	0.85	1.04	(0.24)	—	—	(0.24)
7/1/2009** - 11/30/2009	8.50	0.05	1.36	1.41	(0.02)	—	—	(0.02)
6/30/2009	10.68	0.24	(2.01)	(1.77)	(0.33)	—	(0.08)	(0.41)
6/30/2008	12.55	0.24	(0.95)	(0.71)	(0.70)	(0.32)	(0.14)	(1.16)
6/30/2007	11.72	0.15	1.46	1.61	(0.63)	(0.15)	—	(0.78)
Class D
11/30/2011	$10.56	$0.17	$(0.06)	$0.11	$(0.40)	$—	$—	$(0.40)
11/30/2010	9.83	0.23	0.87	1.10	(0.37)	—	—	(0.37)
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—	—	(0.04)
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—	(0.01)	(0.05)
Class R
11/30/2011	$10.54	$0.23	$(0.15)	$0.08	$(0.36)	$—	$—	$(0.36)
11/30/2010	9.81	0.24	0.84	1.08	(0.35)	—	—	(0.35)
7/1/2009** - 11/30/2009	8.44	0.07	1.34	1.41	(0.04)	—	—	(0.04)
5/4/2009* - 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—	(0.01)	(0.05)
Class P
11/30/2011	$10.56	$0.27	$(0.14)	$0.13	$(0.41)	$—	$—	$(0.41)
11/30/2010	9.84	0.26	0.86	1.12	(0.40)	—	—	(0.40)
7/1/2009** - 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—	—	(0.04)
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—	(0.01)	(0.05)
Institutional Class
11/30/2011	$10.48	$0.27	$(0.13)	$0.14	$(0.41)	$—	$—	$(0.41)
11/30/2010	9.77	0.29	0.83	1.12	(0.41)	—	—	(0.41)
7/1/2009** - 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—	—	(0.04)
6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	—	(0.10)	(0.53)
6/30/2008	12.54	0.36	(0.91)	(0.55)	(0.98)	(0.32)	(0.14)	(1.44)
6/30/2007	11.80	0.33	1.44	1.77	(0.88)	(0.15)	—	(1.03)
Administrative Class
11/30/2011	$10.78	$0.13	$(0.01)	$0.12	$(0.39)	$—	$—	$(0.39)
11/30/2010	9.83	0.27	0.86	1.13	(0.18)	—	—	(0.18)
7/1/2009** - 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—	—	(0.04)
5/4/2009* - 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—	(0.01)	(0.05)
*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.

114	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Redemption Fees (a)(f)		Net Asset Value End of Period	Total Return (c)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$—		$10.30	0.95%	$73,816	0.47%		1.35%		2.32%		64%
—		10.58	11.56	72,415	0.51		1.42		2.58		46
—		9.84	16.93	57,225	0.52	(e)	1.39	(e)	1.98	(e)	11
—	(b)	8.45	(15.51)	47,224	0.63		0.76		3.51		69
—	(b)	10.62	(5.45)	63,265	0.65		0.65		2.74		17
—	(b)	12.57	14.82	70,370	0.72		0.72		1.98		17

$—		$10.48	0.15%	$9,467	1.22%		2.10%		1.95%		64%
—		10.74	10.86	18,030	1.26		2.19		2.13		46
—		9.92	16.44	31,698	1.27	(e)	2.11	(e)	1.23	(e)	11
—	(b)	8.53	(16.12)	29,177	1.39		1.50		2.67		69
—	(b)	10.70	(6.07)	60,519	1.40		1.40		2.03		17
—	(b)	12.57	13.98	82,725	1.47		1.47		1.19		17

$—		$10.41	0.15%	$78,367	1.22%		2.09%		1.64%		64%
—		10.69	10.65	87,546	1.26		2.16		1.93		46
—		9.89	16.62	89,277	1.27	(e)	2.14	(e)	1.23	(e)	11
—	(b)	8.50	(16.21)	80,857	1.39		1.50		2.74		69
—	(b)	10.68	(6.10)	138,659	1.40		1.40		1.99		17
—	(b)	12.55	14.06	168,495	1.47		1.47		1.23		17

$—		$10.27	0.95%	$197	0.45%		1.38%		1.56%		64%
—		10.56	11.48	34	0.51		1.41		2.28		46
—		9.83	16.95	13	0.52	(e)	1.38	(e)	1.98	(e)	11
—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69

$—		$10.26	0.73%	$14	0.72%		1.59%		2.11%		64%
—		10.54	11.30	13	0.76		1.64		2.38		46
—		9.81	16.78	12	0.77	(e)	1.63	(e)	1.73	(e)	11
—		8.44	3.52	10	0.77	(e)	1.68	(e)	1.61	(e)	69

$—		$10.28	1.13%	$1,996	0.27%		1.22%		2.52%		64%
—		10.56	11.77	6,433	0.31		1.39		2.54		46
—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11
—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69

$—		$10.21	1.31%	$47,916	0.16%		1.12%		2.50%		64%
—		10.48	11.88	37,093	0.21		1.15		2.91		46
—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11
—	(b)	8.38	(15.16)	16,150	0.13		0.30		3.89		69
—	(b)	10.55	(4.85)	15,564	0.10		0.10		3.04		17
—	(b)	12.54	15.49	13,155	0.17		0.17		2.64		17

$—		$10.51	1.05%	$1,649	0.41%		1.36%		1.19%		64%
—		10.78	11.62	14	0.46		1.37		2.68		46
—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11
—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Effective May 1, 2009, Fund redemption fees were eliminated.

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	115

Financial Highlights   (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions Global Growth Allocation:
Class A
11/30/2011	$22.03	$0.45	$(0.33)	$0.12	$(0.91)	$(0.52)
11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class C
11/30/2011	$21.81	$0.24	$(0.28)	$(0.04)	$(0.76)	$(0.52)
11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.09	4.78	4.87	—	—
Class D
11/30/2011	$22.06	$0.48	$(0.36)	$0.12	$(0.88)	$(0.52)
11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class R
11/30/2011	$22.01	$0.40	$(0.34)	$0.06	$(0.82)	$(0.52)
11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.14	4.79	4.93	—	—
Class P
11/30/2011	$22.12	$0.63	$(0.48)	$0.15	$(0.90)	$(0.52)
11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.19	4.80	4.99	—	—
Institutional Class
11/30/2011	$22.14	$0.65	$(0.48)	$0.17	$(0.92)	$(0.52)
11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.20	4.80	5.00	—	—
Administrative Class
11/30/2011	$22.08	$0.59	$(0.47)	$0.12	$(0.87)	$(0.52)
11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)
4/27/2009* - 11/30/2009	15.00	0.17	4.80	4.97	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

116	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(1.43)	$20.72	0.17%	$1,283	0.47%		3.23%		2.02%		85%
(0.49)	22.03	13.08	815	0.54		5.64		2.29		66
—	19.96	33.07	41	0.54	(c)	6.46	(c)	1.57	(c)	6

$(1.28)	$20.49	(0.53)%	$1,241	1.20%		4.46%		1.13%		85%
(0.46)	21.81	12.34	497	1.29		6.28		2.18		66
—	19.87	32.47	181	1.29	(c)	7.21	(c)	0.82	(c)	6

$(1.40)	$20.78	0.19%	$37	0.45%		3.60%		2.20%		85%
(0.47)	22.06	13.15	22	0.54		5.48		3.05		66
—	19.96	33.07	13	0.54	(c)	6.46	(c)	1.57	(c)	6

$(1.34)	$20.73	(0.08)%	$36	0.71%		3.90%		1.84%		85%
(0.45)	22.01	12.91	15	0.79		5.61		3.04		66
—	19.93	32.87	13	0.79	(c)	6.71	(c)	1.32	(c)	6

$(1.42)	$20.85	0.34%	$15	0.27%		3.26%		2.84%		85%
(0.49)	22.12	13.38	15	0.34		5.21		3.48		66
—	19.99	33.27	13	0.34	(c)	6.31	(c)	1.77	(c)	6

$(1.44)	$20.87	0.43%	$4,483	0.17%		3.16%		2.95%		85%
(0.50)	22.14	13.49	4,484	0.24		5.11		3.58		66
—	20.00	33.33	3,920	0.24	(c)	6.21	(c)	1.87	(c)	6

$(1.39)	$20.81	0.20%	$15	0.42%		3.41%		2.69%		85%
(0.47)	22.08	13.20	15	0.49		5.36		3.33		66
—	19.97	33.13	13	0.49	(c)	6.46	(c)	1.62	(c)	6

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	117

Financial Highlights   (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGI Solutions Retirement Income:
Class A
11/30/2011	$18.52	$0.37	$0.25	$0.62	$(0.67)	$(0.20)
11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.53	2.71	3.24	(0.43)	—
Class C
11/30/2011	$18.36	$0.27	$0.21	$0.48	$(0.55)	$(0.20)
11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.41	2.72	3.13	(0.30)	—
Class D
11/30/2011	$18.60	$0.49	$0.13	$0.62	$(0.66)	$(0.20)
11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.52	2.72	3.24	(0.41)	—
Class R
11/30/2011	$18.73	$0.53	$0.05	$0.58	$(0.34)	$(0.20)
11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.47	2.74	3.21	(0.35)	—
Class P
11/30/2011	$18.41	$0.63	$0.03	$0.66	$(0.38)	$(0.20)
11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.54	2.74	3.28	(0.43)	—
Institutional Class
11/30/2011	$18.40	$0.65	$0.02	$0.67	$(0.71)	$(0.20)
11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.55	2.74	3.29	(0.44)	—
Administrative Class
11/30/2011	$18.40	$0.59	$0.03	$0.62	$(0.36)	$(0.20)
11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)
12/29/2008* - 11/30/2009	15.00	0.52	2.74	3.26	(0.43)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.

118	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(0.87)	$18.27	3.45%	$4,427	0.46%		1.60%		2.01%		74%
(0.81)	18.52	8.86	595	0.52		5.29		2.65		22
(0.43)	17.81	21.95	256	0.52	(c)	8.79	(c)	3.42	(c)	26

$(0.75)	$18.09	2.71%	$5,820	1.22%		2.48%		1.50%		74%
(0.86)	18.36	8.09	1,398	1.27		6.16		1.56		22
(0.30)	17.83	21.11	133	1.27	(c)	10.38	(c)	2.67	(c)	26

$(0.86)	$18.36	3.42%	$326	0.51%		2.21%		2.65%		74%
(0.76)	18.60	8.89	179	0.52		5.75		2.75		22
(0.41)	17.83	21.93	73	0.52	(c)	8.81	(c)	3.42	(c)	26

$(0.54)	$18.77	3.18%	$17	0.76%		4.59%		2.82%		74%
(0.63)	18.73	8.61	15	0.77		5.62		2.70		22
(0.35)	17.86	21.72	12	0.77	(c)	7.31	(c)	3.17	(c)	26

$(0.58)	$18.49	3.69%	$14	0.26%		4.47%		3.38%		74%
(1.00)	18.41	9.13	13	0.32		5.13		3.20		22
(0.43)	17.85	22.19	12	0.32	(c)	6.06	(c)	3.62	(c)	26

$(0.91)	$18.16	3.77%	$4,904	0.16%		1.81%		3.53%		74%
(1.03)	18.40	9.24	4,803	0.22		5.04		3.22		22
(0.44)	17.85	22.30	3,779	0.22	(c)	5.96	(c)	3.72	(c)	26

$(0.56)	$18.46	3.49%	$14	0.44%		4.65%		3.21%		74%
(0.96)	18.40	8.94	13	0.47		5.28		3.05		22
(0.43)	17.83	22.03	12	0.47	(c)	6.21	(c)	3.47	(c)	26

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	119

Financial Highlights   (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC Convertible:
Class A
11/30/2011	$28.21	$0.55	$0.01	$0.56	$(0.66)	$—
4/12/2010* - 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—
Class C
11/30/2011	$28.30	$0.34	$0.03	$0.37	$(0.52)	$—
4/12/2010* - 11/30/2010	26.22	0.24	1.84	2.08	— (e)	—
Class D
11/30/2011	$28.16	$0.54	$0.03	$0.57	$(0.65)	$—
4/12/2010* - 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—
Class R
11/30/2011	$28.17	$0.48	$0.02	$0.50	$(0.59)	$—
4/12/2010* - 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—
Class P
11/30/2011	$28.12	$0.60	$0.01	$0.61	$(0.69)	$—
6/7/2010* - 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—
Institutional Class
11/30/2011	$28.08	$0.63	$0.01	$0.64	$(0.72)	$—
11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—
4/1/2009** - 11/30/2009	19.01	0.50	4.77	5.27	(0.36)	—
3/31/2009	24.88	0.43	(5.73)	(5.30)	(0.43)	(0.14)
3/31/2008	24.35	0.37	0.58	0.95	(0.32)	(0.10)
3/31/2007	24.57	0.45	2.03	2.48	(0.47)	(2.23)
Administrative Class
11/30/2011	$28.14	$0.55	$0.01	$0.56	$(0.66)	$—
4/12/2010* - 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—
AGIC Focused Opportunity:
Class A
12/27/2010* - 11/30/2011	$15.00	$(0.13)	$(0.24)	$(0.37)	$—	$—
Institutional Class
12/27/2010* - 11/30/2011	$15.00	$(0.11)	$(0.20)	$(0.31)	$—	$—
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.99%, 0.98%, 0.89% and 0.85% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008 and March 31, 2007, respectively.
(e)	Less than $(0.01) per share.

120	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.66)	$28.11	1.95%	$64,857	0.97%		0.97%		1.89%		129%
(0.21)	28.21	8.46	10,500	0.96	(c)	0.97	(c)	2.25	(c)	116

$(0.52)	$28.15	1.26%	$27,465	1.74%		1.74%		1.17%		129%
— (e)	28.30	7.94	227	1.77	(c)	1.77	(c)	1.40	(c)	116

$(0.65)	$28.08	1.99%	$30,176	0.98%		0.98%		1.83%		129%
(0.25)	28.16	8.46	2,180	0.93	(c)	0.94	(c)	2.31	(c)	116

$(0.59)	$28.08	1.76%	$37	1.22%		1.22%		1.67%		129%
(0.20)	28.17	8.29	11	1.25	(c)	1.26	(c)	1.97	(c)	116

$(0.69)	$28.04	2.14%	$37,551	0.80%		0.83%		2.07%		129%
(0.28)	28.12	18.34	21,417	0.84	(c)	0.87	(c)	2.35	(c)	116

$(0.72)	$28.00	2.24%	$521,854	0.70%		0.70%		2.16%		129%
(0.66)	28.08	20.46	471,226	0.77		0.80		2.42		116
(0.36)	23.92	27.85	64,996	1.00	(c)(d)	1.00	(c)	3.34	(c)	84
(0.57)	19.01	(21.30)	20,664	1.03	(d)	1.03		1.86		91
(0.42)	24.88	3.84	47,773	1.03	(d)	1.03		1.45		98
(2.70)	24.35	10.79	39,022	1.02	(d)	1.02		1.89		92

$(0.66)	$28.04	2.00%	$1,352	0.97%		0.97%		1.90%		129%
(0.28)	28.14	8.45	11	0.98	(c)	0.99	(c)	2.23	(c)	116

$—	$14.63	(2.47)%	$374	1.45	%(c)	4.88	%(c)	(0.86	)%(c)	167%

$—	$14.69	(2.07)%	$3,157	1.10	%(c)	4.70	%(c)	(0.75	)%(c)	167%

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	121

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AGIC High Yield Bond:
Class A
11/30/2011	$10.03	$0.72	$(0.28)	$0.44	$(0.78)
4/12/2010* - 11/30/2010	9.65	0.49	0.19	0.68	(0.30)
Class C
11/30/2011	$10.02	$0.65	$(0.29)	$0.36	$(0.70)
4/12/2010* - 11/30/2010	9.65	0.45	0.19	0.64	(0.27)
Class D
11/30/2011	$9.79	$0.72	$(0.28)	$0.44	$(0.76)
4/12/2010* - 11/30/2010	9.65	0.48	0.18	0.66	(0.52)
Class R
11/30/2011	$9.80	$0.68	$(0.28)	$0.40	$(0.75)
4/12/2010* - 11/30/2010	9.65	0.47	0.18	0.65	(0.50)
Class P
11/30/2011	$9.78	$0.72	$(0.27)	$0.45	$(0.79)
4/12/2010* - 11/30/2010	9.65	0.50	0.17	0.67	(0.54)
Institutional Class
11/30/2011	$9.80	$0.76	$(0.30)	$0.46	$(0.80)
11/30/2010	9.17	0.83	0.61	1.44	(0.81)
4/1/2009** - 11/30/2009	7.40	0.52	1.77	2.29	(0.52)
3/31/2009	9.36	0.71	(1.90)	(1.19)	(0.77)
3/31/2008	10.27	0.76	(0.86)	(0.10)	(0.81)
3/31/2007	10.00	0.73	0.30	1.03	(0.76)
Administrative Class
11/30/2011	$9.78	$0.72	$(0.30)	$0.42	$(0.77)
4/12/2010* - 11/30/2010	9.65	0.49	0.17	0.66	(0.53)
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.61%, 0.61%, 0.57% and 0.52% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008 and March 31, 2007 respectively.

122	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$9.69	4.29%	$61,339	1.05%		1.05%		7.19%		168%
10.03	7.07	1,296	1.11	(c)	1.47	(c)	7.70	(c)	144

$9.68	3.53%	$12,443	1.82%		1.87%		6.56%		168%
10.02	6.73	311	1.87	(c)	2.21	(c)	7.12	(c)	144

$9.47	4.42%	$20,378	1.07%		1.12%		7.36%		168%
9.79	7.09	169	1.11	(c)	1.47	(c)	7.84	(c)	144

$9.45	4.02%	$342	1.33%		1.37%		7.23%		168%
9.80	6.97	11	1.36	(c)	1.63	(c)	7.74	(c)	144

$9.44	4.57%	$11,096	0.88%		0.88%		7.49%		168%
9.78	7.22	11	0.97	(c)	1.14	(c)	8.13	(c)	144

$9.46	4.66%	$70,174	0.61%		0.77%		7.65%		168%
9.80	16.23	93,782	0.63		0.93		8.65		144
9.17	31.50	69,667	0.61	(c)	0.61	(c)(d)	9.08	(c)	120
7.40	(13.01)	49,233	0.64		0.64	(d)	8.56		55
9.36	(1.06)	50,271	0.63		0.63	(d)	7.66		81
10.27	10.76	63,925	0.64		0.64	(d)	7.21		92

$9.43	4.27%	$11	1.03%		1.03%		7.25%		168%
9.78	7.12	11	1.12	(c)	1.28	(c)	7.98	(c)	144

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	123

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)			Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC International Growth:
Class A
11/30/2011	$4.88		$0.04		$(0.22)	$(0.18)	$(0.03)	$—
11/30/2010	4.58		0.02		0.34	0.36	(0.06)	—
2/2/2009* - 11/30/2009	3.40		0.03		1.15	1.18	—	—
Class C
11/30/2011	$4.83	$	—(	e)	$(0.22)	$(0.22)	$— (e)	$—
11/30/2010	4.55		(0.01)		0.34	0.33	(0.05)	—
2/2/2009* - 11/30/2009	3.40		—(	e)	1.15	1.15	—	—
Class D
11/30/2011	$4.89		$0.04		$(0.22)	$(0.18)	$(0.03)	$—
11/30/2010	4.58		0.01		0.36	0.37	(0.06)	—
2/2/2009* - 11/30/2009	3.40		0.03		1.15	1.18	—	—
Class R
11/30/2011	$4.88		$0.02		$(0.22)	$(0.20)	$(0.01)	$—
11/30/2010	4.57		—	(f)	0.35	0.35	(0.04)	—
2/2/2009* - 11/30/2009	3.40		0.02		1.15	1.17	—	—
Class P
11/30/2011	$4.92		$0.05		$(0.22)	$(0.17)	$(0.03)	$—
11/30/2010	4.59		0.03		0.35	0.38	(0.05)	—
2/2/2009* - 11/30/2009	3.40		0.04		1.15	1.19	—	—
Institutional Class
11/30/2011	$4.93		$0.06		$(0.22)	$(0.16)	$(0.04)	$—
11/30/2010	4.60		0.06		0.33	0.39	(0.06)	—
11/30/2009	4.98		0.06		0.90	0.96	(0.17)	(1.17)
4/1/2008** - 11/30/2008	8.46		0.10		(3.58)	(3.48)	—	—
3/31/2008	22.35		0.17		3.82	3.99	(0.29)	(17.59)
3/31/2007	22.69		0.07		2.86	2.93	(0.07)	(3.20)
*	Commencement of operations.
**	On November 14, 2008, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.12%, 0.99% and 1.14% for the period ended November 30, 2008 and the years ended March 31, 2008 and March 31, 2007 respectively.
(e)	Less than $(0.01) per share.
(f)	Less than $0.01 per share.

124	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.03)	$4.67	(3.76)%	$309	1.48%		1.48%		0.79%		73%
(0.06)	4.88	7.99	225	1.56		2.89		0.36		118
—	4.58	34.71	43	1.56	(c)	4.40	(c)	0.69	(c)	133

$— (e)	$4.61	(4.51)%	$131	2.31%		3.69%		(0.01)%		73%
(0.05)	4.83	7.38	100	2.31		4.29		(0.28)		118
—	4.55	33.82	28	2.31	(c)	5.15	(c)	(0.06	)(c)	133

$(0.03)	$4.68	(3.68)%	$90	1.51%		1.51%		0.73%		73%
(0.06)	4.89	8.10	35	1.56		3.59		0.26		118
—	4.58	34.71	22	1.56	(c)	4.40	(c)	0.69	(c)	133

$(0.01)	$4.67	(4.04)%	$14	1.73%		1.73%		0.47%		73%
(0.04)	4.88	7.83	17	1.82		4.03		0.05		118
—	4.57	34.41	13	1.82	(c)	4.65	(c)	0.43	(c)	133

$(0.03)	$4.72	(3.44)%	$14	1.30%		1.38%		0.96%		73%
(0.05)	4.92	8.44	15	1.30		3.71		0.59		118
—	4.59	35.00	14	1.30	(c)	4.25	(c)	0.95	(c)	133

$(0.04)	$4.73	(3.32)%	$105,775	0.98%		1.22%		1.23%		73%
(0.06)	4.93	8.70	104,220	1.00		1.60		1.22		118
(1.34)	4.60	29.21	7,458	0.95		3.91		1.30		133
—	4.98	(41.13)	5,878	1.42	(c)	1.42	(c)(d)	1.90	(c)	29
(17.88)	8.46	11.37	9,496	1.38		1.38	(d)	1.02		113
(3.27)	22.35	13.80	15,000	1.41		1.41	(d)	0.30		119

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	125

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AGIC International Growth Opportunities:
Class A
11/30/2011	$31.36	$0.12	$(2.56)	$(2.44)	$(0.61)	$—
4/12/2010* - 11/30/2010	28.30	(0.01)	3.07	3.06	—	—
Class C
11/30/2011	$31.22	$0.06	$(2.72)	$(2.66)	$(0.55)	$—
4/12/2010* - 11/30/2010	28.30	(0.24)	3.16	2.92	—	—
Class D
11/30/2011	$31.37	$0.07	$(2.53)	$(2.46)	$(0.58)	$—
4/12/2010* - 11/30/2010	28.30	0.04	3.03	3.07	—	—
Class R
11/30/2011	$31.32	$0.16	$(2.70)	$(2.54)	$(0.51)	$—
4/12/2010* - 11/30/2010	28.30	0.05	2.97	3.02	—	—
Class P
11/30/2011	$30.35	$0.30	$(2.67)	$(2.37)	$(0.12)	$—
11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—
4/1/2009**-11/30/2009	16.29	0.14	9.43	9.57	—	—
3/31/2009	40.10	0.33	(19.44)	(19.11)	—	(4.70)
3/31/2008	57.36	0.14	3.43	3.57	(1.27)	(19.56)
3/31/2007	49.86	0.05	9.07	9.12	—	(1.62)
Institutional Class
11/30/2011	$31.45	$0.37	$(2.74)	$(2.37)	$(0.50)	$—
11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—
4/1/2009**-11/30/2009	16.93	0.17	9.81	9.98	—	—
3/31/2009	41.28	0.34	(19.99)	(19.65)	—	(4.70)
3/31/2008	57.63	0.39	3.17	3.56	(0.35)	(19.56)
3/31/2007	50.01	0.02	9.22	9.24	—	(1.62)
Administrative Class
11/30/2011	$31.37	$0.24	$(2.70)	$(2.46)	$(0.57)	$—
4/12/2010* - 11/30/2010	28.30	0.09	2.98	3.07	—	—
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.41%, 1.17%, 1.13% and 1.18% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008 and March 31, 2007 respectively.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.26%, 1.01%, 1.00% and 1.03% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008 and March 31, 2007 respectively.

126	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.61)	$28.31	(8.03)%	$4,103	1.60%		1.83%		0.40%		66%
—	31.36	10.81	97	1.66	(c)	1.70	(c)	(0.07	)(c)	57

$(0.55)	$28.01	(8.75)%	$455	2.34%		2.86%		0.19%		66%
—	31.22	10.32	176	2.44	(c)	2.48	(c)	(1.23	)(c)	57

$(0.58)	$28.33	(8.08)%	$1,440	1.61%		2.83%		0.22%		66%
—	31.37	10.85	38	1.66	(c)	1.83	(c)	0.22	(c)	57

$(0.51)	$28.27	(8.32)%	$10	1.82%		1.84%		0.51%		66%
—	31.32	10.67	11	1.91	(c)	2.35	(c)	0.27	(c)	57

$(0.12)	$27.86	(7.86)%	$34,772	1.32%		1.47%		0.95%		66%
(0.16)	30.35	18.12	46,636	1.37		1.77		0.74		57
—	25.86	58.75	66,137	1.41	(c)	1.41	(c)(d)	0.90	(c)	64
(4.70)	16.29	(48.16)	39,680	1.44		1.44	(d)	1.14		106
(20.83)	40.10	2.74	113,239	1.44		1.44	(d)	0.26		86
(1.62)	57.36	18.71	104,003	1.43		1.43	(d)	0.09		127

$(0.50)	$28.58	(7.74)%	$84,026	1.20%		1.34%		1.14%		66%
(0.64)	31.45	18.22	89,186	1.23		1.70		0.86		57
—	26.91	58.95	14,224	1.26	(c)	1.26	(c)(e)	1.09	(c)	64
(4.70)	16.93	(48.08)	6,828	1.29		1.29	(e)	1.27		106
(19.91)	41.28	2.90	8,213	1.27		1.27	(e)	0.57		86
(1.62)	57.63	18.90	73,640	1.28		1.28	(e)	0.05		127

$(0.57)	$28.34	(8.09)%	$10	1.57%		1.59%		0.75%		66%
—	31.37	10.85	11	1.66	(c)	2.04	(c)	0.53	(c)	57

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	127

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value End of Period
AGIC Micro Cap:
Class P
12/27/2010* - 11/30/2011	$14.20	$(0.15)	$(1.64)	$(1.79)	$(0.21)	$12.20
Institutional Class
11/30/2011	$13.80	$(0.17)	$(0.16)	$(0.33)	$(1.25)	$12.22
11/30/2010	10.44	(0.15)	3.51	3.36	—	13.80
4/1/2009** - 11/30/2009	7.58	(0.07)	2.93	2.86	—	10.44
3/31/2009	11.60	(0.07)	(3.95)	(4.02)	— (f)	7.58
3/31/2008	15.33	(0.18)	(1.49)	(1.67)	(2.06)	11.60
3/31/2007	17.43	(0.12)	(0.19)	(0.31)	(1.79)	15.33
AGIC Ultra Micro Cap:
Class P
12/27/2010* - 11/30/2011	$13.80	$(0.29)	$(0.22)	$(0.51)	$(0.03)	$13.26
Institutional Class
11/30/2011	$13.25	$(0.29)	$1.08	$0.79	$(0.75)	$13.29
11/30/2010	8.93	(0.22)	4.54	4.32	—	13.25
4/1/2009** - 11/30/2009	5.78	(0.10)	3.25	3.15	—	8.93
3/31/2009	9.28	(0.16)	(3.34)	(3.50)	—	5.78
1/28/2008* - 3/31/2008	10.00	(0.03)	(0.69)	(0.72)	—	9.28
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.63%, 0.91%, 1.38% and 1.19% for the period ended November 30, 2009 and the years ended March 31, 2009, March 31, 2008, and March 31, 2007, respectively.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 2.22%, 2.31% and 2.15% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively.
(f)	Less than $(0.01) per share.

128	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

(12.43)%	$426	1.65	%(c)	1.85	%(c)	(1.35	)%(c)	74%

(2.88)%	$46,514	1.54%		1.65%		(1.24)%		74%
32.18	57,591	1.57		1.64		(1.25)		112
37.73	53,994	1.55	(c)	1.55	(c)(d)	(1.14	)(c)	86
(34.63)	40,178	1.58		1.58	(d)	(0.64)		104
(13.25)	60,122	1.58		1.58	(d)	(1.19)		139
(1.35)	84,405	1.58		1.58	(d)	(0.75)		165

(3.64)%	$230	2.41	%(c)	3.48	%(c)	(2.23	)%(c)	101%

6.04%	$9,757	2.24%		3.53%		(2.06)%		101%
48.38	4,629	2.29		5.40		(1.99)		123
54.50	1,781	2.31	(c)	2.31	(c)(e)	(1.81	)(c)	87
(37.72)	1,084	2.40		2.40	(e)	(2.05)		109
(7.20)	886	2.31	(c)	2.31	(c)(e)	(2.10	)(c)	19

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	129

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value End of Period
AGIC U.S. Emerging Growth:
Class A
12/20/2010* - 11/30/2011	$13.77	$(0.11)	$(0.32)	$(0.43)	$—	$13.34
Class C
12/20/2010* - 11/30/2011	$13.77	$(0.22)	$(0.30)	$(0.52)	$—	$13.25
Class D
12/20/2010* - 11/30/2011	$13.77	$(0.11)	$(0.32)	$(0.43)	$—	$13.34
Class R
12/20/2010* - 11/30/2011	$13.77	$(0.15)	$(0.31)	$(0.46)	$—	$13.31
Class P
12/20/2010* - 11/30/2011	$13.77	$(0.09)	$(0.31)	$(0.40)	$—	$13.37
Institutional Class
11/30/2011	$12.84	$(0.07)	$0.62	$0.55	$—	$13.39
11/30/2010	10.05	(0.06)	2.85	2.79	—	12.84
4/1/2009** - 11/30/2009	6.59	(0.03)	3.49	3.46	—	10.05
3/31/2009	11.45	(0.04)	(4.82)	(4.86)	—	6.59
3/31/2008	13.09	(0.06)	(0.70)	(0.76)	(0.88)	11.45
3/31/2007	13.90	(0.07)	0.19	0.12	(0.93)	13.09
F&T Behavioral Advantage Large Cap:
Class A
9/8/2011* - 11/30/2011	$15.00	$0.04	$1.01	$1.05	$—	$16.05
Class C
9/8/2011* - 11/30/2011	$15.00	$0.01	$1.01	$1.02	$—	$16.02
Class D
9/8/2011* - 11/30/2011	$15.00	$0.04	$1.01	$1.05	$—	$16.05
Class P
9/8/2011* - 11/30/2011	$15.00	$0.05	$1.00	$1.05	$—	$16.05
Institutional Class
9/8/2011* - 11/30/2011	$15.00	$0.05	$1.01	$1.06	$—	$16.06
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.16%, 0.90%, 0.72% and 0.72% for the period ended November 30, 2009, and the years ended March 31, 2009, March 31, 2008 and March 31, 2007, respectively.
(e)	Less than 1%.

130	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(3.12)%	$837	1.50	%(c)	2.70	%(c)	(0.92	)%(c)	111%

(3.78)%	$134	2.25	%(c)	3.04	%(c)	(1.60	)%(c)	111%

(3.12)%	$27	1.50	%(c)	2.31	%(c)	(0.86	)%(c)	111%

(3.34)%	$10	1.75	%(c)	2.50	%(c)	(1.14	)%(c)	111%

(2.90)%	$15	1.25	%(c)	2.13	%(c)	(0.65	)%(c)	111%

4.28%	$20,862	1.15%		1.99%		(0.53)%		111%
27.76	20,079	1.19		1.71		(0.57)		168
52.50	13,942	1.18	(c)	1.18	(c)(d)	(0.53	)(c)	97
(42.45)	6,591	1.21		1.21	(d)	(0.34)		146
(7.01)	7,499	1.21		1.21	(d)	(0.46)		129
1.30	7,409	1.21		1.21	(d)	(0.54)		148

7.00%	$11	0.90	%(c)	2.84	%(c)	1.14	%(c)	—	%(e)

6.80%	$10	1.65	%(c)	3.59	%(c)	0.38	%(c)	—	%(e)

7.00%	$11	0.90	%(c)	2.84	%(c)	1.14	%(c)	—	%(e)

7.00%	$11	0.65	%(c)	2.70	%(c)	1.39	%(c)	—	%(e)

7.07%	$10,705	0.55	%(c)	2.58	%(c)	1.48	%(c)	—	%(e)

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	131

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
NFJ Global Dividend Value
Class A
11/30/2011	$17.91	$0.55	$(0.19)	$0.36	$(0.64)	$(0.28)
11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.03)	—
Class C
11/30/2011	$17.76	$0.43	$(0.20)	$0.23	$(0.52)	$(0.28)
11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.10	3.02	3.12	— (d)	—
Class D
11/30/2011	$17.86	$0.61	$(0.23)	$0.38	$(0.58)	$(0.28)
11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.15	3.04	3.19	(0.02)	—
Class P
11/30/2011	$17.82	$0.42	$(0.02)	$0.40	$(0.49)	$(0.28)
11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.16	3.04	3.20	(0.03)	—
Institutional Class
11/30/2011	$17.83	$0.64	$(0.21)	$0.43	$(0.69)	$(0.28)
11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)
6/26/2009* - 11/30/2009	15.00	0.17	3.03	3.20	(0.03)	—
RCM All Alpha:
Class A
3/31/2011* - 11/30/2011	$15.00	$(0.13)	$(0.39)	$(0.52)	$—	$—
Class C
3/31/2011* - 11/30/2011	$15.00	$(0.20)	$(0.39)	$(0.59)	$—	$—
Class D
3/31/2011* - 11/30/2011	$15.00	$(0.13)	$(0.39)	$(0.52)	$—	$—
Class P
3/31/2011* - 11/30/2011	$15.00	$(0.08)	$(0.43)	$(0.51)	$—	$—
Institutional Class
3/31/2011* - 11/30/2011	$15.00	$(0.08)	$(0.41)	$(0.49)	$—	$—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Proceeds from short sales and assets used to cover short positions are included in the amounts of securities sold and purchased, respectively. The portfolio turnover rate exclusive of proceeds from short sales and assets used to cover short positions was 404%.

132	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement without Short Selling Expenses		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.92)	$17.35	1.85%	$6,821	1.50%		1.50%		1.92%		3.01%		66%
(1.06)	17.91	4.71	1,469	1.50		1.50		4.55		2.41		40
(0.03)	18.16	21.24	282	1.50	(c)	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.80)	$17.19	1.12%	$3,020	2.25%		2.25%		2.71%		2.39%		66%
(1.05)	17.76	3.99	1,210	2.25		2.25		5.11		1.57		40
— (d)	18.12	20.80	89	2.25	(c)	2.25	(c)	9.86	(c)	1.29	(c)	22

$(0.86)	$17.38	1.91%	$558	1.50%		1.50%		3.74%		3.27%		66%
(1.11)	17.86	4.68	203	1.50		1.50		4.53		2.44		40
(0.02)	18.17	21.27	35	1.50	(c)	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.77)	$17.45	2.13%	$718	1.30%		1.30%		1.99%		2.41%		66%
(1.19)	17.82	4.90	13	1.30		1.30		4.45		2.63		40
(0.03)	18.17	21.31	12	1.30	(c)	1.30	(c)	8.96	(c)	2.24	(c)	22

$(0.97)	$17.29	2.21%	$20,556	1.20%		1.20%		1.68%		3.51%		66%
(1.21)	17.83	5.07	15,211	1.20		1.20		3.40		2.32		40
(0.03)	18.17	21.34	2,986	1.20	(c)	1.20	(c)	8.86	(c)	2.34	(c)	22

$—	$14.48	(3.47)%	$79	2.74	%(c)	1.75	%(c)	14.87	%(c)	(1.37	)%(c)	881	%(e)

$—	$14.41	(3.93)%	$344	3.48	%(c)	2.50	%(c)	12.43	%(c)	(2.20	)%(c)	881	%(e)

$—	$14.48	(3.47)%	$34	2.79	%(c)	1.75	%(c)	9.68	%(c)	(1.30	)%(c)	881	%(e)

$—	$14.49	(3.40)%	$10	2.44	%(c)	1.50	%(c)	11.34	%(c)	(0.84	)%(c)	881	%(e)

$—	$14.51	(3.27)%	$4,862	2.47	%(c)	1.40	%(c)	8.94	%(c)	(0.83	)%(c)	881	%(e)

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	133

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
RCM China Equity:
Class A
11/30/2011	$19.81	$0.60	$(4.58)	$(3.98)	$— (d)	$(0.82)	$(0.82)
6/7/2010* - 11/30/2010	15.00	(0.09)	4.90	4.81	—	—	—
Class C
11/30/2011	$19.78	$(0.10)	$(3.98)	$(4.08)	$— (d)	$(0.82)	$(0.82)
6/7/2010* - 11/30/2010	15.00	(0.17)	4.95	4.78	—	—	—
Class D
11/30/2011	$19.84	$0.02	$(3.99)	$(3.97)	$(0.01)	$(0.82)	$(0.83)
6/7/2010* - 11/30/2010	15.00	(0.08)	4.92	4.84	—	—	—
Class P
11/30/2011	$19.87	$0.12	$(4.06)	$(3.94)	$(0.01)	$(0.82)	$(0.83)
6/7/2010* - 11/30/2010	15.00	(0.02)	4.89	4.87	—	—	—
Institutional Class
11/30/2011	$19.88	$0.18	$(4.10)	$(3.92)	$(0.02)	$(0.82)	$(0.84)
6/7/2010* - 11/30/2010	15.00	(0.01)	4.89	4.88	—	—	—
RCM Disciplined Equity:
Class A
11/30/2011	$15.11	$0.14	$0.59	$0.73	$(0.08)	$(0.42)	$(0.50)
11/30/2010	14.53	0.08	1.09	1.17	(0.05)	(0.54)	(0.59)
11/30/2009	10.58	0.08	4.11	4.19	(0.06)	(0.18)	(0.24)
7/15/2008* - 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—	—
Class C
11/30/2011	$14.89	$0.01	$0.59	$0.60	$— (d)	$(0.42)	$(0.42)
11/30/2010	14.39	(0.03)	1.07	1.04	— (d)	(0.54)	(0.54)
11/30/2009	10.56	(0.02)	4.09	4.07	(0.06)	(0.18)	(0.24)
7/15/2008* - 11/30/2008	15.00	0.02	(4.46)	(4.44)	—	—	—
Class D
11/30/2011	$15.12	$0.12	$0.61	$0.73	$— (d)	$(0.42)	$(0.42)
11/30/2010	14.57	0.09	1.07	1.16	(0.07)	(0.54)	(0.61)
11/30/2009	10.58	0.08	4.13	4.21	(0.04)	(0.18)	(0.22)
7/15/2008* - 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—	—
Class P
11/30/2011	$15.21	$0.17	$0.60	$0.77	$(0.10)	$(0.42)	$(0.52)
11/30/2010	14.60	0.12	1.09	1.21	(0.06)	(0.54)	(0.60)
11/30/2009	10.59	0.11	4.13	4.24	(0.05)	(0.18)	(0.23)
7/15/2008* - 11/30/2008	15.00	0.05	(4.46)	(4.41)	—	—	—
Institutional Class
11/30/2011	$15.21	$0.18	$0.60	$0.78	$(0.11)	$(0.42)	$(0.53)
11/30/2010	14.60	0.13	1.10	1.23	(0.08)	(0.54)	(0.62)
11/30/2009	10.60	0.12	4.12	4.24	(0.06)	(0.18)	(0.24)
7/15/2008* - 11/30/2008	15.00	0.06	(4.46)	(4.40)	—	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

134	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$15.01	(20.45)%	$191	1.73%		5.29%		3.25%		132%
19.81	32.07	239	1.90	(c)	8.21	(c)	(0.99	)(c)	21

$14.88	(21.02)%	$108	2.56%		6.74%		(0.56)%		132%
19.78	31.87	387	2.65	(c)	8.88	(c)	(1.88	)(c)	21

$15.04	(20.40)%	$232	1.77%		6.76%		0.14%		132%
19.84	32.27	386	1.90	(c)	8.10	(c)	(0.91	)(c)	21

$15.10	(20.18)%	$124	1.51%		8.18%		0.79%		132%
19.87	32.47	13	1.65	(c)	8.13	(c)	(0.19	)(c)	21

$15.12	(20.11)%	$3,216	1.45%		5.96%		1.04%		132%
19.88	32.53	3,923	1.55	(c)	8.01	(c)	(0.08	)(c)	21

$15.34	4.83%	$5,632	1.27%		1.50%		0.90%		30%
15.11	8.38	1,740	1.34		2.24		0.53		30
14.53	40.58	1,686	1.34		3.97		0.63		34
10.58	(29.47)	60	1.34	(c)	10.22	(c)	0.80	(c)	18

$15.07	4.04%	$1,075	2.03%		2.25%		0.08%		30%
14.89	7.51	615	2.09		2.92		(0.23)		30
14.39	39.51	628	2.09		4.72		(0.12)		34
10.56	(29.60)	53	2.09	(c)	10.97	(c)	0.47	(c)	18

$15.43	4.84%	$131	1.28%		4.15%		0.72%		30%
15.12	8.29	362	1.34		2.68		0.59		30
14.57	40.66	59	1.34		3.98		0.63		34
10.58	(29.47)	7	1.34	(c)	10.22	(c)	0.79	(c)	18

$15.46	5.05%	$23	1.06%		1.36%		1.06%		30%
15.21	8.63	11	1.08		2.04		0.79		30
14.60	41.03	10	1.08		3.73		0.89		34
10.59	(29.40)	7	1.08	(c)	9.96	(c)	1.05	(c)	18

$15.46	5.15%	$41,003	0.96%		1.22%		1.17%		30%
15.21	8.78	17,734	0.98		1.93		0.92		30
14.60	40.98	11,087	0.98		3.63		0.99		34
10.60	(29.33)	2,119	0.98	(c)	9.86	(c)	1.15	(c)	18

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	135

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period		Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Dividends and Distributions
RCM Global EcoTrendsSM:
Class A
11/30/2011	$18.76		$(0.08)	$(0.99)	$(1.07)	$—	$—	$—
11/30/2010	20.84		(0.12)	(1.96)	(2.08)	—	—	—
11/30/2009	16.34		(0.09)	4.59	4.50	—	—	—
11/30/2008	36.99		(0.24)	(20.03)	(20.27)	—	(0.38)	(0.38)
1/31/2007* - 11/30/2007	23.88	**	(0.19)	13.35	13.16	—	—	—
Class C
11/30/2011	$18.47		$(0.22)	$(0.98)	$(1.20)	$—	$—	$—
11/30/2010	20.66		(0.26)	(1.93)	(2.19)	—	—	—
11/30/2009	16.32		(0.25)	4.59	4.34	—	—	—
9/2/2008* - 11/30/2008	31.57		(0.07)	(15.18)	(15.25)	—	—	—
Class D
11/30/2011	$18.78		$(0.07)	$(1.00)	$(1.07)	$—	$—	$—
11/30/2010	20.85		(0.11)	(1.96)	(2.07)	—	—	—
11/30/2009	16.34		(0.12)	4.63	4.51	—	—	—
9/2/2008* - 11/30/2008	31.57		(0.07)	(15.16)	(15.23)	—	—	—
Class P
11/30/2011	$18.86		$(0.10)	$(0.95)	$(1.05)	$—	$—	$—
11/30/2010	20.91		(0.08)	(1.97)	(2.05)	—	—	—
11/30/2009	16.36		(0.05)	4.60	4.55	—	—	—
9/2/2008* - 11/30/2008	31.57		(0.04)	(15.17)	(15.21)	—	—	—
Institutional Class
11/30/2011	$18.90		$(0.01)	$(1.02)	$(1.03)	$—	$—	$—
11/30/2010	20.92		(0.06)	(1.96)	(2.02)	—	—	—
11/30/2009	16.36		(0.03)	4.59	4.56	—	—	—
9/2/2008* - 11/30/2008	31.57		(0.04)	(15.17)	(15.21)	—	—	—
*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(l) in Notes to Financial Statements).
(e)	Less than $0.01 per share.
(f)	Effective May 1, 2009, Fund redemption fees were eliminated.

136	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Redemption Fees (a)(f)		Common Stock Offering Costs	Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—		$—	$17.69	(5.70)%	$31,452	1.69%		2.00%		(0.40)%		29%
—		—	18.76	(9.98)	52,421	1.74		1.74		(0.61)		35
—	(e)	—	20.84	27.54	86,025	2.02		2.02		(0.48)		39
—	(e)	—	16.34	(55.36)	80,610	1.52	(d)	1.67	(d)	(0.78)		67
—		(0.05)	36.99	54.90	176,337	1.78	(c)(d)	1.78	(c)(d)	(0.96	)(c)	27

$—		$—	$17.27	(6.50)%	$4,593	2.45%		2.79%		(1.14)%		29%
—		—	18.47	(10.60)	6,400	2.51		2.51		(1.34)		35
—	(e)	—	20.66	26.59	7,682	2.82		2.82		(1.28)		39
—	(e)	—	16.32	(48.31)	746	2.40	(c)(d)	3.12	(c)(d)	(1.97	)(c)	67

$—		$—	$17.71	(5.70)%	$296	1.67%		2.03%		(0.34)%		29%
—		—	18.78	(9.93)	342	1.73		1.73		(0.58)		35
—	(e)	—	20.85	27.60	535	2.14		2.14		(0.60)		39
—	(e)	—	16.34	(48.21)	5	1.65	(c)(d)	2.37	(c)(d)	(1.32	)(c)	67

$—		$—	$17.81	(5.57)%	$2,103	1.52%		1.79%		(0.48)%		29%
—		—	18.86	(9.80)	8,455	1.57		1.57		(0.42)		35
—	(e)	—	20.91	27.81	8,754	1.79		1.79		(0.25)		39
—	(e)	—	16.36	(48.18)	97	1.40	(c)(d)	2.12	(c)(d)	(0.97	)(c)	67

$—		$—	$17.87	(5.45)%	$89	1.38%		1.68%		(0.05)%		29%
—		—	18.90	(9.66)	88	1.39		1.39		(0.31)		35
—	(e)	—	20.92	27.87	24	1.69		1.69		(0.15)		39
—	(e)	—	16.36	(48.18)	13	1.30	(c)(d)	2.02	(c)(d)	(0.92	)(c)	67

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	137

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
RCM Global Water:
Class A
11/30/2011	$8.75	$0.06	$0.08	$0.14	$— (g)
11/30/2010	7.99	0.03	0.74	0.77	(0.01)
11/30/2009	6.28	0.06	1.84	1.90	(0.19)
3/31/2008* - 11/30/2008	10.00	0.20	(3.92)	(3.72)	—
Class C
11/30/2011	$8.62	$(0.01)	$0.09	$0.08	$— (g)
11/30/2010	7.93	(0.03)	0.72	0.69	— (g)
11/30/2009	6.24	0.01	1.84	1.85	(0.16)
3/31/2008* - 11/30/2008	10.00	0.16	(3.92)	(3.76)	—
Class D
11/30/2011	$8.73	$0.04	$0.10	$0.14	$— (g)
11/30/2010	7.98	0.03	0.73	0.76	(0.01)
11/30/2009	6.27	0.04	1.86	1.90	(0.19)
3/31/2008* - 11/30/2008	10.00	0.21	(3.94)	(3.73)	—
Class P
11/30/2011	$8.77	$0.07	$0.09	$0.16	$— (g)
11/30/2010	7.99	0.05	0.74	0.79	(0.01)
11/30/2009	6.29	0.08	1.83	1.91	(0.21)
3/31/2008* - 11/30/2008	10.00	0.21	(3.92)	(3.71)	—
Institutional Class
11/30/2011	$8.71	$0.08	$0.09	$0.17	$— (g)
11/30/2010	7.94	0.05	0.74	0.79	(0.02)
11/30/2009	6.29	0.09	1.82	1.91	(0.26)
7/15/2008* - 11/30/2008	9.01	0.07	(2.79)	(2.72)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(l) in Notes to Financial Statements).
(e)	Less than $0.01 per share.
(f)	Effective May 1, 2009, Fund redemption fees were eliminated.
(g)	Less than $(0.01) per share.

138	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Redemption Fees (a)(f)		Net Asset Value End of Period	Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$8.89	1.62%	$27,101	1.68%		1.68%		0.60%	73%
—		8.75	9.63	22,774	1.80		1.80		0.41	40
—	(e)	7.99	30.93	23,787	2.04		2.04		0.90	47
—	(e)	6.28	(37.20)	20,589	1.60	(c)(d)	2.10	(c)(d)	3.44 (c)	54

$—		$8.70	0.93%	$20,842	2.44%		2.44%		(0.15)%	73%
—		8.62	8.70	22,225	2.56		2.60		(0.37)	40
—	(e)	7.93	30.19	22,393	2.79		2.79		0.15	47
—	(e)	6.24	(37.60)	18,727	2.35	(c)(d)	2.85	(c)(d)	2.73 (c)	54

$—		$8.87	1.60%	$5,214	1.72%		2.00%		0.47%	73%
—		8.73	9.70	1,157	1.84		2.74		0.34	40
—	(e)	7.98	31.11	156	2.40		2.40		0.55	47
—	(e)	6.27	(37.30)	6	1.60	(c)(d)	2.10	(c)(d)	3.45 (c)	54

$—		$8.93	1.85%	$16,118	1.49%		1.52%		0.79%	73%
—		8.77	9.95	10,432	1.56		1.64		0.62	40
—	(e)	7.99	31.26	12,016	1.78		1.78		1.16	47
—	(e)	6.29	(37.10)	8,193	1.35	(c)(d)	1.85	(c)(d)	3.64 (c)	54

$—		$8.88	1.99%	$1,267	1.37%		1.39%		0.91%	73%
—		8.71	9.96	1,378	1.46		1.48		0.61	40
—	(e)	7.94	31.42	544	1.68		1.68		1.26	47
—	(e)	6.29	(30.19)	16	1.25	(c)(d)	1.56	(c)(d)	2.44 (c)	54

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	139

Financial Highlights  (Cont.)

For a Share Outstanding for the Period ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value End of Period
RCM Redwood:
Class A
12/27/2010* - 11/30/2011	$15.00	$(0.07)	$(0.47)	$(0.54)	$—	$14.46
Class C
12/27/2010* - 11/30/2011	$15.00	$(0.20)	$(0.44)	$(0.64)	$—	$14.36
Class D
12/27/2010* - 11/30/2011	$15.00	$(0.08)	$(0.46)	$(0.54)	$—	$14.46
Class P
12/27/2010* - 11/30/2011	$15.00	$(0.01)	$(0.50)	$(0.51)	$—	$14.49
Institutional Class
12/27/2010* - 11/30/2011	$15.00	$(0.03)	$(0.47)	$(0.50)	$—	$14.50
RCM Short Duration High Income:
Class A
10/3/2011* - 11/30/2011	$15.00	$0.12	$0.25	$0.37	$(0.05)	$15.32
Class C
10/3/2011* - 11/30/2011	$15.00	$0.10	$0.25	$0.35	$(0.04)	$15.31
Class D
10/3/2011* - 11/30/2011	$15.00	$0.12	$0.25	$0.37	$(0.05)	$15.32
Class P
10/3/2011* - 11/30/2011	$15.00	$0.10	$0.28	$0.38	$(0.06)	$15.32
Institutional Class
10/3/2011* - 11/30/2011	$15.00	$0.11	$0.27	$0.38	$(0.06)	$15.32
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.

140	Allianz Multi-Strategy Funds Annual Report	11.30.11	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

(3.60)%	$1,414	1.75	%(c)	4.87	%(c)	(0.49	)%(c)	107%

(4.27)%	$46	2.50	%(c)	5.77	%(c)	(1.42	)%(c)	107%

(3.60)%	$467	1.75	%(c)	5.92	%(c)	(0.58	)%(c)	107%

(3.40)%	$167	1.50	%(c)	5.23	%(c)	(0.07	)%(c)	107%

(3.33)%	$7,392	1.40	%(c)	4.69	%(c)	(0.22	)%(c)	107%

2.50%	$532	0.95	%(c)	2.99	%(c)	4.97	%(c)	10%

2.36%	$1,245	1.70	%(c)	3.72	%(c)	4.26	%(c)	10%

2.50%	$65	0.95	%(c)	2.88	%(c)	4.95	%(c)	10%

2.50%	$10	0.70	%(c)	2.84	%(c)	4.22	%(c)	10%

2.52%	$8,055	0.60	%(c)	2.72	%(c)	4.58	%(c)	10%

See accompanying Notes to Financial Statements	11.30.11	Allianz Multi-Strategy Funds Annual Report	141

Notes to Financial Statements

November 30, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust. The Trust currently consists of twenty-five separate investment funds, each a “Fund” and collectively the “Funds”. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares: A, C, D, P, R, Administrative and Institutional shares. Class B shares are not available for purchase, except through exchanges and dividend reinvestments for any Funds with Class B shares outstanding (currently only AGI Solutions Global Allocation). The Funds are authorized to issue an unlimited amount of $0.00001 par value shares of beneficial interest.

The following Funds sold and issued shares of beneficial interest to Allianz Global during the years ended November 30, 2011 and November 30, 2010:

AGIC Convertible
Class	Date	Shares	Amount
A	4/12/10	382	$10,000
C	4/12/10	382	10,000
D	4/12/10	381	10,000
R	4/12/10	381	10,000
P	6/7/10	416	10,000
Administrative	4/12/10	381	10,000
		2,323	$60,000

AGIC Focused Opportunity
Class	Date	Shares	Amount
A	12/27/10	667	$10,000
Institutional	12/27/10	200,000	3,000,000
		200,667	$3,010,000

AGIC High Yield Bond
Class	Date	Shares	Amount
A	4/12/10	1,037	$10,000
C	4/12/10	1,037	10,000
D	4/12/10	1,036	10,000
R	4/12/10	1,036	10,000
P	4/12/10	1,036	10,000
Administrative	4/12/10	1,036	10,000
		6,218	$60,000

AGIC International Growth Opportunities
Class	Date	Shares	Amount
A	4/12/10	353	$10,000
C	4/12/10	353	10,000
D	4/12/10	354	10,000
R	4/12/10	354	10,000
Administrative	4/12/10	353	10,000
		1,767	$50,000

AGIC Micro Cap
Class	Date	Shares	Amount
P	12/27/10	704	$10,000

AGIC Ultra Micro Cap
Class	Date	Shares	Amount
P	12/27/10	725	$10,000

AGIC U.S. Emerging Growth
Class	Date	Shares	Amount
A	12/20/10	726	$10,000
C	12/20/10	726	10,000
D	12/20/10	726	10,000
R	12/20/10	726	10,000
P	12/20/10	726	10,000
		3,630	$50,000

F&T Behavioral Advantage Large Cap
Class	Date	Shares	Amount
A	9/8/11	667	$10,000
C	9/8/11	667	10,000
D	9/8/11	667	10,000
P	9/8/11	666	10,000
Institutional	9/8/11	666,666	10,000,000
		669,333	$10,040,000

RCM All Alpha
Class	Date	Shares	Amount
A	3/31/11	667	$10,000
C	3/31/11	667	10,000
D	3/31/11	666	10,000
P	3/31/11	667	10,000
Institutional	3/31/11	333,333	5,000,000
		336,000	$5,040,000

RCM China Equity
Class	Date	Shares	Amount
A	6/7/10	667	$10,000
C	6/7/10	667	10,000
D	6/7/10	667	10,000
P	6/7/10	666	10,000
Institutional	6/7/10	197,333	2,960,000
		200,000	$3,000,000

RCM Redwood
Class	Date	Shares	Amount
A	12/27/10	667	$10,000
C	12/27/10	667	10,000
D	12/27/10	666	10,000
P	12/27/10	667	10,000
Institutional	12/27/10	200,000	3,000,000
		202,667	$3,040,000

142	Allianz Multi-Strategy Funds Annual Report	11.30.11

RCM Short Duration High Income
Class	Date	Shares	Amount
A	10/3/11	667	$10,000
C	10/3/11	667	10,000
D	10/3/11	666	10,000
P	10/3/11	667	10,000
Institutional	10/3/11	333,333	5,000,000
		336,000	$5,040,000

The investment objective of AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040 and AGI Solutions 2050 is to seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation. The investment objective of AGI Solutions Global Growth Allocation and AGI Solutions Global Allocation is to seek after-inflation capital appreciation and, secondarily, current income. AGI Solutions Retirement Income’s investment objective is to seek current income and secondarily, capital appreciation. Allianz AGIC Convertible’s investment objective is to seek maximum total return, consisting of capital appreciation and current income. The investment objective of Allianz AGIC International Growth, Allianz RCM China Equity, Allianz RCM Disciplined Equity, Allianz RCM Global EcoTrendsSM and Allianz RCM Global Water is to seek long-term capital appreciation. Allianz AGIC High Yield Bond’s investment objective is to seek a high level of current income and capital growth. The investment objective of Allianz RCM Short Duration High Income is to seek a high level of income. The investment objective of Allianz AGIC Focused Opportunity, Allianz AGIC International Growth Opportunities, Allianz AGIC Micro Cap, Allianz F&T Behavioral Advantage Large Cap, Allianz AGIC Ultra Micro Cap and Allianz AGIC U.S. Emerging Growth is to seek maximum long-term capital appreciation. Allianz NFJ Global Dividend Value’s investment objective is to seek long-term growth of capital and income. Allianz RCM All Alpha’s investment objective is to seek maximum total return while minimizing the effect of market volatility. The investment objective of Allianz RCM Redwood is to seek long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market. There is no guarantee that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual period beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the Funds’ financial statements. Fair value pricing may require subjective determinations about

11.30.11	Allianz Multi-Strategy Funds Annual Report	143

Notes to Financial Statements  (Cont.)

November 30, 2011

the value of a security or other asset, and fair values used to determine each Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurement.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the year ended November 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at November 30, 2011 in valuing each Fund’s assets and liabilities is listed below (Refer to Schedules of Investments and Notes 7(a) and 7(c) for detailed information on Investments in Securities and Other Financial Instruments):

AGI Solutions 2015:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Allianz Funds	$2,070,230	—	—	$2,070,230
Allianz Funds Multi-Strategy Trust	1,066,884	—	—	1,066,884
Exchange-Traded Funds	1,732,497	—	—	1,732,497
Other Mutual Funds	199,949	—	—	199,949
PIMCO Funds	4,979,662	—	—	4,979,662
Repurchase Agreements	—	$115,000	—	115,000
Total Investments	$10,049,222	$115,000	—	$10,164,222

144	Allianz Multi-Strategy Funds Annual Report	11.30.11

AGI Solutions 2020:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Allianz Funds	$1,449,337	—	—	$1,449,337
Allianz Funds Multi-Strategy Trust	836,149	—	—	836,149
Exchange-Traded Funds	901,531	—	—	901,531
Other Mutual Funds	162,288	—	—	162,288
PIMCO Funds	2,983,438	—	—	2,983,438
Total Investments	$6,332,743	—	—	$6,332,743

AGI Solutions 2030:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Allianz Funds	$2,382,279	—	—	$2,382,279
Allianz Funds Multi-Strategy Trust	1,106,963	—	—	1,106,963
Exchange-Traded Funds	496,092	—	—	496,092
Other Mutual Funds	216,338	—	—	216,338
PIMCO Funds	3,088,167	—	—	3,088,167
Total Investments	$7,289,839	—	—	$7,289,839

AGI Solutions 2040:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Allianz Funds	$2,615,871	—	—	$2,615,871
Allianz Funds Multi-Strategy Trust	1,083,828	—	—	1,083,828
Exchange-Traded Funds	262,959	—	—	262,959
Other Mutual Funds	256,876	—	—	256,876
PIMCO Funds	1,529,726	—	—	1,529,726
Total Investments	$5,749,260	—	—	$5,749,260

AGI Solutions 2050:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Allianz Funds	$2,739,544	—	—	$2,739,544
Allianz Funds Multi-Strategy Trust	1,109,877	—	—	1,109,877
Exchange-Traded Funds	83,206	—	—	83,206
Other Mutual Funds	261,188	—	—	261,188
PIMCO Funds	1,303,355	—	—	1,303,355
Total Investments	$5,497,170	—	—	$5,497,170

11.30.11	Allianz Multi-Strategy Funds Annual Report	145

Notes to Financial Statements  (Cont.)

November 30, 2011

AGI Solutions Global Allocation:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Allianz Funds	$81,898,157	—	—	$81,898,157
Allianz Funds Multi-Strategy Trust	33,227,508	—	—	33,227,508
Exchange-Traded Funds	21,611,437	—	—	21,611,437
Other Mutual Funds	7,563,222	—	—	7,563,222
PIMCO Funds	69,353,951	—	—	69,353,951
Repurchase Agreements	—	$490,000	—	490,000
Total Investments	$213,654,275	$490,000	—	$214,144,275

AGI Solutions Global Growth Allocation:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Allianz Funds	$3,796,624	—	—	$3,796,624
Allianz Funds Multi-Strategy Trust	1,609,596	—	—	1,609,596
Exchange-Traded Funds	101,623	—	—	101,623
Other Mutual Funds	312,951	—	—	312,951
PIMCO Funds	1,413,139	—	—	1,413,139
Total Investments	$7,233,933	—	—	$7,233,933

AGI Solutions Retirement Income:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Allianz Funds	$2,863,786	—	—	$2,863,786
Allianz Funds Multi-Strategy Trust	1,314,303	—	—	1,314,303
Exchange-Traded Funds	2,484,030	—	—	2,484,030
Other Mutual Funds	303,319	—	—	303,319
PIMCO Funds	8,417,186	—	—	8,417,186
Repurchase Agreements	—	$170,000	—	170,000
Total Investments	$15,382,624	$170,000	—	$15,552,624

AGIC Convertible:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Convertible Bonds:
Machinery	—	$13,433,719	$10,628,700	$24,062,419
Pharmaceuticals	$1,426,259	56,832,888	—	58,259,147
All Other	—	508,848,950	—	508,848,950
Convertible Preferred Stock:
Financial Services	13,558,821	10,550,037	—	24,108,858
Household Durables	—	9,754,404	—	9,754,404
Road/Rail	—	6,594,639	—	6,594,639
All Other	34,767,542	—	—	34,767,542
Repurchase Agreements	—	16,814,000	—	16,814,000
Total Investments	$49,752,622	$622,828,637	$10,628,700	$683,209,959

146	Allianz Multi-Strategy Funds Annual Report	11.30.11

AGIC Focused Opportunity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/11

Investments in Securities – Assets
Common Stock	$3,535,483	—	—		$3,535,483

AGIC High Yield Bond:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Automotive	—	$2,330,688	$3,645,199		$5,975,887
Transportation	—	4,658,100	—		4,658,100
All Other	—	156,036,721	—		156,036,721
Repurchase Agreements	—	7,120,000	—		7,120,000
Total Investments	—	$170,145,509	$3,645,199		$173,790,708

AGIC International Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/11

Investments in Securities – Assets
Common Stock:
Canada	$2,967,032	—	—		$2,967,032
China	1,152,712	$3,343,441	—		4,496,153
Taiwan	1,187,348	—	—		1,187,348
All Other	—	93,966,423	—		93,966,423
Repurchase Agreements	—	4,183,000	—		4,183,000
Total Investments	$5,307,092	$101,492,864	—		$106,799,956

AGIC International Growth Opportunities:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/11

Investments in Securities – Assets
Common Stock:
Brazil	$1,595,266	—	—		$1,595,266
Canada	13,116,672	—	—		13,116,672
China	4,514,709	$1,560,027	—		6,074,736
All Other	—	95,360,038	—		95,360,038
Preferred Stock	2,361,714	—	—		2,361,714
Repurchase Agreements	—	7,174,000	—		7,174,000
Total Investments	$21,588,361	$104,094,065	—		$125,682,426

AGIC Micro Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/11

Investments in Securities – Assets
Common Stock	$46,147,314	—	—		$46,147,314
Warrants	—	—	—	†	—
Repurchase Agreements	—	$1,203,000	—		1,203,000
Total Investments	$46,147,314	$1,203,000	—	†	$47,350,314

†	Magnum Hunter Resources Corp. is fair-valued at $0.

11.30.11	Allianz Multi-Strategy Funds Annual Report	147

Notes to Financial Statements  (Cont.)

November 30, 2011

AGIC Ultra Micro Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/11

Investments in Securities – Assets
Common Stock	$9,858,058	—	—		$9,858,058
Warrants	—	—	—	†	—
Repurchase Agreements	—	$163,000	—		163,000
Total Investments	$9,858,058	$163,000	—	†	$10,021,058

†	Magnum Hunter Resources Corp. is fair-valued at $0.

AGIC U.S. Emerging Growth:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs		Value at 11/30/11

Investments in Securities – Assets
Common Stock	$21,779,762	—	—		$21,779,762
Warrants	—	—	—	†	—
Repurchase Agreements	—	$450,000	—		450,000
Total Investments	$21,779,762	$450,000	—	†	$22,229,762

†	Magnum Hunter Resources Corp. is fair-valued at $0.

F&T Behavioral Advantage Large Cap:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Common Stock	$10,696,501	—	—	$10,696,501

NFJ Global Dividend Value:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Common Stock:
Australia	—	$632,821	—	$632,821
France	—	2,489,906	—	2,489,906
Germany	—	1,190,725	—	1,190,725
Hong Kong	—	1,871,912	—	1,871,912
Japan	—	1,160,850	—	1,160,850
Korea (Republic of)	—	1,832,932	—	1,832,932
Norway	—	688,041	—	688,041
Spain	—	552,773	—	552,773
Sweden	—	666,625	—	666,625
Switzerland	—	1,181,741	—	1,181,741
United Kingdom	—	2,517,865	—	2,517,865
All Other	$16,518,591	—	—	16,518,591
Repurchase Agreements	—	267,000	—	267,000
Total Investments	$16,518,591	$15,053,191	—	$31,571,782

148	Allianz Multi-Strategy Funds Annual Report	11.30.11

RCM All Alpha:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Common Stock:
Belgium	—	$19,135	—	$19,135
China	—	869,296	—	869,296
Finland	—	11,261	—	11,261
France	—	50,429	—	50,429
Germany	—	51,749	—	51,749
Hong Kong	—	625,935	—	625,935
Italy	—	12,095	—	12,095
Norway	—	10,177	—	10,177
Switzerland	—	12,066	—	12,066
United Kingdom	—	165,872	—	165,872
All Other	$2,235,988	—	—	2,235,988
Preferred Stock	—	45,031	—	45,031
Repurchase Agreements	—	1,187,000	—	1,187,000
Total Investments in Securities – Assets	$2,235,988	$3,060,046	—	$5,296,034

Investments in Securities – Liabilities
Securities Sold Short, at value
France	—	$(132,448)	—	$(132,448)
Germany	$(38,974)	(18,840)	—	(57,814)
Italy	—	(12,853)	—	(12,853)
Switzerland	(104,990)	(39,925)	—	(144,915)
United Kingdom	—	(110,253)	—	(110,253)
All Other	(1,877,071)	—	—	(1,877,071)
Exchange-Traded Funds	(354,016)	—	—	(354,016)
Preferred Stock	—	(13,529)	—	(13,529)
Total Investments in Securities – Liabilities	$(2,375,051)	$(327,848)	—	$(2,702,899)

Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	$545	—	$545
Market Price	$5,019	—	—	5,019
Total Other Financial Instruments* – Assets	$5,019	$545	—	$5,564

Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	$(454)	—	$(454)
Total Investments	$(134,044)	$2,732,289	—	$2,598,245

RCM China Equity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Common Stock	—	$3,823,558	—	$3,823,558

RCM Disciplined Equity:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Common Stock	$47,345,699	—	—	$47,345,699
Repurchase Agreements	—	$329,000	—	329,000
Total Investments	$47,345,699	$329,000	—	$47,674,699

11.30.11	Allianz Multi-Strategy Funds Annual Report	149

Notes to Financial Statements  (Cont.)

November 30, 2011

RCM Global EcoTrendsSM:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Common Stock:
Canada	$216,527	—	—	$216,527
China	24,232	$2,029,245	—	2,053,477
Hong Kong	—	914,815	$116,652	1,031,467
Russian Federation	1,103,103	—	—	1,103,103
Taiwan	—	382,759	—	382,759
United Kingdom	77,232	2,253,054	—	2,330,286
United States	15,568,893	—	—	15,568,893
All Other	—	15,188,183	—	15,188,183
Repurchase Agreements	—	617,000	—	617,000
Total Investments	$16,989,987	$21,385,056	$116,652	$38,491,695

RCM Global Water:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Common Stock:
Brazil	$3,140,141	—	—	$3,140,141
Canada	684,203	—	—	684,203
China	—	$251,783	$13,580	265,363
United States	29,827,597	—	—	29,827,597
All Other	—	35,352,768	—	35,352,768
Repurchase Agreements	—	1,536,000	—	1,536,000
Total Investments	$33,651,941	$37,140,551	$13,580	$70,806,072

RCM Redwood:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Common Stock	$9,841,499	—	—	$9,841,499
Repurchase Agreements	—	$2,181,000	—	2,181,000
Options Purchased:
Market Price	10,873	—	—	10,873
Total Investments in Securities – Assets	$9,852,372	$2,181,000	—	$12,033,372

Investments in Securities – Liabilities
Options Written, at value:
Market Price	$(2,417,572)	—	—	$(2,417,572)
Total Investments	$7,434,800	$2,181,000	—	$9,615,800

RCM Short Duration High Income:
	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 11/30/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Commercial Services	$24,120	$485,916	—	$510,036
All Other	—	6,817,913	—	6,817,913
Convertible Bonds	—	277,875	—	277,875
Short-Term Investments	—	2,430,625	—	2,430,625
Total Investments	$24,120	$10,012,329	—	$10,036,449

*	Other financial instruments are derivatives not reflected in the Schedules of Investments, such as futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

150	Allianz Multi-Strategy Funds Annual Report	11.30.11

There were no significant transfers between Levels 1 and 2 during the year ended November 30, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended November 30, 2011, was as follows:

AGIC Convertible:

	Beginning Balance 11/30/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/11

Investments in Securities – Assets
Convertible Bonds:
Machinery	—	$11,177,867	$10,526	$(147,062)	$(412,631)	—	—	$10,628,700
Oil & Gas	$3,792,225	(3,610,594)	—	(62,465)	(119,166)	—	—	—
Telecommunications	6,434,004	(6,889,681)	—	1,949,110	(1,493,433)	—	—	—
Total Investments	$10,226,229	$677,592	$10,526	$1,739,583	$(2,025,230)	—	—	$10,628,700

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at November 30, 2011 was $(412,631). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

AGIC High Yield Bond:

	Beginning Balance 11/30/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/11

Investments in Securities – Assets
Corporate Bonds & Notes:
Automotive	—	$3,818,831	$2,548	$(41,063)	$(135,117)	—	—	$3,645,199
Transportation	$1,475,625	(1,504,944)	379	11,281	17,659	—	—	—
Total Investments	$1,475,625	$2,313,887	$2,927	$(29,782)	$(117,458)	—	—	$3,645,199

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at November 30, 2011 was $(135,117). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

AGIC International Growth Opportunities:

	Beginning Balance 11/30/10		Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation		Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/11

Investments in Securities – Assets
Common Stock:
China	—	†	—	—	(2,261,977	)*	2,261,977	*	—	—	—
Total Investments	—	†	—	—	(2,261,977	)*	2,261,977	*	—	—	—

†	Peace Mark Holdings Ltd. was fair-valued at $0.
*	Peace Mark Holdings Ltd. deemed worthless and removed from the Fund’s Schedule of Investments.

AGIC Micro Cap:

	Beginning Balance 11/30/10	Net Purchases (Sales) and Settlements		Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/11

Investments in Securities – Assets
Warrants	—	—	†	—	—	—	—	—	—	†
Total Investments	—	—	†	—	—	—	—	—	—	†

†	Magnum Hunter Resources Corp. is fair-valued at $0.

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Notes to Financial Statements  (Cont.)

November 30, 2011

AGIC Ultra Micro Cap:

	Beginning Balance 11/30/10	Net Purchases (Sales) and Settlements		Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/11

Investments in Securities – Assets
Warrants	—	—	†	—	—	—	—	—	—	†
Total Investments	—	—	†	—	—	—	—	—	—	†

†	Magnum Hunter Resources Corp. is fair-valued at $0.

AGIC U.S. Emerging Growth:

	Beginning Balance 11/30/10	Net Purchases (Sales) and Settlements		Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/11

Investments in Securities – Assets
Warrants	—	—	†	—	—	—	—	—	—	†
Total Investments	—	—	†	—	—	—	—	—	—	†

†	Magnum Hunter Resources Corp. is fair-valued at $0.

RCM China Equity:

	Beginning Balance 11/30/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/11

Investments in Securities – Assets
Common Stock:
Rights#	$5,364	—	—	—	$(5,364)	—	—	—

#	Rights that were received as part of an offering, expired unexcercised.

RCM Global EcoTrendsSM:

	Beginning Balance 11/30/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 11/30/11

Investments in Securities – Assets
Common Stock:
China	$478,111	$(647,036)	—	$318,594	$(149,669)	—	—	—
Hong Kong	—	—	—	—	—	$116,652	—	$116,652
Taiwan	1,918,740	(1,058,368)	—	$(988,740)	128,368	—	—	—
Total Investments	$2,396,851	$(1,705,404)	—	$(670,146)	$(21,301)	$116,652	—	$116,652

*	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at November 30, 2011 was $(216,538). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

RCM Global Water:

	Beginning Balance 11/30/10	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/11

Investments in Securities – Assets
Common Stock:
China	—	$96,331	—	—	$(82,751)	—	—	$13,580
Total Investments	—	$96,331	—	—	$(82,751)	—	—	$13,580

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at November 30, 2011 was $(82,751). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

152	Allianz Multi-Strategy Funds Annual Report	11.30.11

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Consent fees are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at November 30, 2011. The Funds’ federal tax returns for the period since inception or for the prior three years, whichever is shorter, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except for AGI Solutions Global Allocation, AGI Solutions Retirement Income, AGIC Convertible, AGIC High Yield Bond, NFJ Global Dividend Value and RCM Short Duration High Income) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AGI Solutions Global Allocation, AGI Solutions Retirement Income, AGIC Convertible and NFJ Global Dividend Value declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AGIC High Yield Bond and RCM Short Duration High Income declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include distribution, administrative servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Foreign Taxes on Dividends.  Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: AGIC Focused Opportunity—$80, AGIC International Growth—$194,975, AGIC International Growth Opportunities—$158,902, AGIC Micro Cap—$2,134, AGIC Ultra Micro Cap—$72, AGIC U.S. Emerging Growth—$504, F&T Behavioral Advantage Large Cap—$2, NFJ Global Dividend Value—$69,300, RCM All Alpha—$2,275, RCM China Equity—$8,361, RCM Global EcoTrendsSM—$82,191, RCM Global Water—$89,041 and RCM Redwood—$123.

(i) Repurchase Agreements.  The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(j) Securities Sold Short.  Certain Funds engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) it does not own. When the Funds engage in a short sale, they must borrow the security sold short and deliver it to the counterparty. The Funds will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional

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Notes to Financial Statements  (Cont.)

November 30, 2011

collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Short sales expose the Funds to the risk that they will be required to cover the short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the applicable Fund. A short sale is “against the box” if the Funds hold in their portfolio or have the right to acquire the security sold short at no additional cost. The Funds will be subject to additional risks to the extent that they engage in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(k) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(l) Custody Credits on Cash Balances.  The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. The Funds did not earn custody credits in the year ended November 30, 2011. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-advisers (including sub-sub-advisers), Allianz Global Investors Capital LLC (“AGI Capital”), Allianz Global Investors Solutions LLC (“AGIS”), Caywood-Scholl Capital Management LLC (“Caywood-Scholl”), NFJ Investment Group LLC (“NFJ”), RCM Asia Pacific Limited (“RCM AP”), RCM Capital Management LLC (“RCM”) and Allianz Global Investors Europe GmbH (“AGI Europe”), each an affiliate of the Investment Manager, and

154	Allianz Multi-Strategy Funds Annual Report	11.30.11

Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”), seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050, AGI Solutions Global Allocation, AGI Solutions Global Growth Allocation and AGI Solutions Retirement Income invest their assets primarily in series of Allianz Funds, Allianz Funds Multi-Strategy Trust, PIMCO Equity Series, PIMCO Funds and PIMCO sponsored exchange-traded Funds (“ETFs”) (together, “Underlying Funds”). The Funds may also invest a portion of their assets in unaffiliated ETFs and other mutual funds and pooled vehicles (together, “Other Acquired Funds”). Accordingly, the Funds’ investment performance depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Options Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option includes the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of put options is decreased by the premiums paid.

The Funds write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the

11.30.11	Allianz Multi-Strategy Funds Annual Report	155

Notes to Financial Statements  (Cont.)

November 30, 2011

price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds or underlying funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market price risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the fair valuations of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at November 30, 2011:

RCM All Alpha:

Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	—	$545	$545
Total asset derivatives	—	$545	$545
Liability derivatives:
Payable for variation margin on futures contracts*	$(7,428)	—	$(7,428)
Unrealized depreciation of forward foreign currency contracts	—	$(454)	(454)
Total liability derivatives	$(7,428)	$(454)	$(7,882)

*	Included in the net appreciation of $5,019 on futures contracts as reported in section 7(a) of the Notes to Financial Statements.

RCM Redwood:

Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$10,873
Liability derivatives:
Options written, at value	$(2,417,572)

The effect of derivatives on the Statements of Operations for the year ended November 30, 2011:

RCM All Alpha:

Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$418,833	—	$418,833
Foreign currency transactions (forward foreign currency contracts)	—	$(75,494)	(75,494)
Total net realized gain (loss)	$418,833	$(75,494)	$343,339
Net change in unrealized appreciation/depreciation of:
Futures contracts	$5,019	—	$5,019
Foreign currency transactions (forward foreign currency contracts)	—	$91	91
Total net change in unrealized appreciation/depreciation	$5,019	$91	$5,110

RCM China Equity:

Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(94)

RCM Global EcoTrendsSM:

Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transactions (forward foreign currency contracts)	$(60,213)

RCM Global Water:

Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transactions (forward foreign currency contracts)	$33,166

RCM Redwood:

Location	Market Price
Net realized gain on:
Investments (options purchased)	$136,785
Options written	533,448
Total net realized gain	$670,233
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(18,677)
Options written	199,023
Total net change in unrealized appreciation/depreciation	$180,346

156	Allianz Multi-Strategy Funds Annual Report	11.30.11

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended November 30, 2011:

	Options Purchased	Options Written	Futures Contracts(1)	Forward Foreign Currency Contracts(2)
	Contracts(1)	Contracts(1)	Short	Purchased	Sold
RCM All Alpha	—	—	62	$6,490,813	$6,169,311
RCM Global Water	—	—	—	109,383	612,960
RCM Redwood	66	2,739	—	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date
5.	INVESTMENT MANAGER/ADMINISTRATOR/SUB-ADVISER/DISTRIBUTOR

Investment Management Fee.  Each Fund has an Investment Management Agreement (collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee from each Fund, payable monthly, at an annual rate of each Fund’s average daily net assets.

Administrative Fee.  AGIFM provides administrative services to the AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050 and AGI Solutions Retirement Income and also bears the cost of most third-party administrative services required by the Funds, and in return it receives from each share class of each Fund a monthly administration fee based on each share class’ average daily net assets (the “Administrative Fee”).

The Investment Management Fee and Administrative Fee for all classes are charged at an annual rate as noted in the following table:

	All Classes		Class A, C, D and R	Class P and Administrative	Institutional Class

	Management Fee	Effective Management Fee	Administrative Fee
AGI Solutions 2015*	0.05%	0.12%	0.30%	0.15%	0.10%
AGI Solutions 2020*	0.05	0.13	0.30	0.15	0.10
AGI Solutions 2030*	0.05	0.13	0.30	0.15	0.10
AGI Solutions 2040*	0.05	0.13	0.30	0.15	0.10
AGI Solutions 2050*	0.05	0.13	0.30	0.15	0.10
AGI Solutions Global Allocation	0.85	0.15	N/A	N/A	N/A
AGI Solutions Global Growth Allocation	0.85	0.16	N/A	N/A	N/A
AGI Solutions Retirement Income*	0.05	0.12	0.30	0.15	0.10
AGIC Convertible	0.57	0.57	N/A	N/A	N/A
AGIC Focused Opportunity	0.80	0.80	N/A	N/A	N/A
AGIC High Yield Bond	0.48	0.48	N/A	N/A	N/A
AGIC International Growth	0.85	0.85	N/A	N/A	N/A
AGIC International Growth Opportunities	1.00	1.00	N/A	N/A	N/A
AGIC Micro Cap	1.25	1.25	N/A	N/A	N/A
AGIC Ultra Micro Cap	1.50	1.50	N/A	N/A	N/A
AGIC U.S. Emerging Growth	0.90	0.90	N/A	N/A	N/A
F&T Behavioral Advantage Large Cap	0.40	0.40	N/A	N/A	N/A
NFJ Global Dividend Value	0.85	0.85	N/A	N/A	N/A
RCM All Alpha	1.25	1.25	N/A	N/A	N/A
RCM China Equity	1.10	1.10	N/A	N/A	N/A
RCM Disciplined Equity	0.70	0.70	N/A	N/A	N/A
RCM Global EcoTrendsSM	1.00	1.00	N/A	N/A	N/A
RCM Global Water	0.95	0.95	N/A	N/A	N/A
RCM Redwood	1.00	1.00	N/A	N/A	N/A
RCM Short Duration High Income	0.48	0.48	N/A	N/A	N/A

*	Management fee rates became effective and Administrative Plans commenced on September 1, 2011. Prior management fee rates before waivers were 0.80%, 0.80%, 0.85%, 0.85%, 0.85% and 0.75%, respectively. Prior management fee waivers were 0.65%, 0.65%, 0.70%, 0.70%, 0.70% and 0.60%, respectively.

11.30.11	Allianz Multi-Strategy Funds Annual Report	157

Notes to Financial Statements  (Cont.)

November 30, 2011

The Investment Manager has retained its affiliates (AGI Capital, AGIS, NFJ and RCM) and Fuller & Thaler to manage the Funds’ investments. Subject to the supervision of the Investment Manager, AGI Capital, AGIS, Fuller & Thaler, NFJ and RCM (collectively the “Sub-Advisers”) are responsible for making all of the investment decisions for the Funds for which they serve as sub-adviser as detailed below. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services. RCM has retained its affiliates, AGI Europe, Caywood-Scholl and RCM AP to conduct the day to day portfolio management of all the Funds it sub-advises with the exception of RCM All Alpha, RCM Disciplined Equity and RCM Redwood, as detailed below. RCM (and not the RCM Funds or the Investment Manager), in turn, pays AGI Europe, Caywood-Scholl and RCM AP an annual fee, payable monthly for their services.

Sub-Adviser(s)	Funds
AGIS	AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050, AGI Solutions Global Allocation, AGI Solutions Global Growth Allocation, AGI Solutions Retirement Income
AGI Capital	AGIC Convertible, AGIC Focused Opportunity, AGIC High Yield Bond, AGIC International Growth, AGIC International Growth Opportunities, AGIC Micro Cap, AGIC Ultra Micro Cap, AGIC U.S. Emerging Growth
Fuller & Thaler	F&T Behavioral Advantage Large Cap
NFJ	NFJ Global Dividend Value
RCM	RCM All Alpha, RCM Disciplined Equity, RCM Redwood
RCM and AGI Europe	RCM Global EcoTrendsSM, RCM Global Water
RCM and Caywood-Scholl	RCM Short Duration High Income
RCM and RCM AP	RCM China Equity

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of Allianz Global, the Investment Manager and the Sub-Advisers, serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended November 30, 2011, the Distributor received $1,111,400 representing commissions (sales charges) and contingent deferred sales charges.

6.	EXPENSE LIMITATION

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation %

	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
AGI Solutions 2015(7)	N/A	0.97%	N/A	1.72%	1.07%	1.32%	0.67%	0.57%	0.92%
AGI Solutions 2020(7)	N/A	0.99	N/A	1.74	1.09	1.34	0.69	0.59	0.94
AGI Solutions 2030(7)	N/A	1.03	N/A	1.78	1.13	1.38	0.73	0.63	0.98
AGI Solutions 2040(7)	N/A	1.09	N/A	1.84	1.19	1.44	0.79	0.69	1.04
AGI Solutions 2050(7)	N/A	1.10	N/A	1.85	1.20	1.45	0.80	0.70	1.05
AGI Solutions Global Allocation(2)	0.70%	0.44	1.19%	1.19	0.44	0.69	0.24	0.14	0.39
AGI Solutions Global Growth Allocation(2)	0.70	0.43	N/A	1.18	0.43	0.68	0.23	0.13	0.38
AGI Solutions Retirement Income(7)	N/A	0.95	N/A	1.70	1.05	1.30	0.65	0.55	0.90
AGIC Convertible(3)	N/A	1.05	N/A	1.80	1.05	1.30	0.82	0.72	1.05
AGIC Focused Opportunity(5)	N/A	1.45	N/A	N/A	N/A	N/A	N/A	1.10	N/A
AGIC High Yield Bond(3)	N/A	1.08	N/A	1.83	1.08	1.33	0.93	0.60	1.08
AGIC International Growth(3)	N/A	1.56	N/A	2.31	1.56	1.82	1.30	0.97	N/A
AGIC International Growth Opportunities(3)	N/A	1.62	N/A	2.37	1.62	1.87	1.32	1.19	1.62
AGIC Micro Cap(3)	N/A	N/A	N/A	N/A	N/A	N/A	1.65	1.54	N/A
AGIC Ultra Micro Cap(3)	N/A	N/A	N/A	N/A	N/A	N/A	2.41	2.23	N/A
AGIC U.S. Emerging Growth(3)	N/A	1.50	N/A	2.25	1.50	1.75	1.25	1.15	N/A
F&T Behavioral Advantage Large Cap(6)	N/A	0.90	N/A	1.65	0.90	N/A	0.65	0.55	N/A
NFJ Global Dividend Value(5)	N/A	1.50	N/A	2.25	1.50	N/A	1.30	1.20	N/A

158	Allianz Multi-Strategy Funds Annual Report	11.30.11

		Expense Limitation %

	Management Fee Waiver %(1)	Class A	Class B	Class C	Class D	Class R	Class P	Institutional Class	Administrative Class
RCM All Alpha(4)	N/A	1.75%	N/A	2.50%	1.75%	N/A	1.50%	1.40%	N/A
RCM China Equity(5)	N/A	1.70	N/A	2.45	1.70	N/A	1.50	1.40	N/A
RCM Disciplined Equity(5)	N/A	1.25	N/A	2.00	1.25	N/A	1.05	0.95	N/A
RCM Global EcoTrendsSM(5)	N/A	1.64	N/A	2.40	1.65	N/A	1.45	1.35	N/A
RCM Global Water(5)	N/A	1.70	N/A	2.45	1.70	N/A	1.50	1.40	N/A
RCM Redwood(5)	N/A	1.75	N/A	2.50	1.75	N/A	1.50	1.40	N/A
RCM Short Duration High Income(6)	N/A	0.95	N/A	1.70	0.95	N/A	0.70	0.60	N/A

(1)	Effective April 1, 2011, the Investment Manager has contractually agreed to irrevocably waive a portion of its management fee with respect to the noted Funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in Other Acquired Funds will continue through at least March 31, 2012. This waiver does not apply to net assets of the Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments). Prior to September 1, 2011, AGI Solutions 2015, AGI Solutions 2020, AGI Solutions 2030, AGI Solutions 2040, AGI Solutions 2050 and AGI Solutions Retirement Income had management fee waivers of 0.65%, 0.65%, 0.70%, 0.70%, 0.70% and 0.60%, respectively.
(2)	Effective April 1, 2011, the Investment Manager has contractually agreed, until March 31, 2012, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Prior to April 1, 2011, the contractual waiver for AGI Solutions Global Allocation did not exclude Acquired Fund Fees and Expenses.
(3)	Effective April 1, 2011, the Investment Manager has contractually agreed, until March 31, 2012, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Prior to April 1, 2011, the contractual waiver also excluded Trustees’ fees for all share classes then in existence, except that for AGIC International Growth, trustees’ fees were only excluded for Institutional Class shares.
(4)	Effective April 1, 2011, the Investment Manager has contractually agreed, until March 31, 2012, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, certain credits and other expenses, and short sale fees and substitute dividend expense on securities sold short, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(5)	Effective April 1, 2011, the Investment Manager has contractually agreed, until March 31, 2012, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(6)	Effective since the inception date of each Fund, the Investment Manager has contractually agreed, until March 31, 2013, to irrevocably waive its management fee, and/or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses, but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
(7)	Effective September 1, 2011, the Investment Manager has contractually agreed, until March 31, 2013, to irrevocably waive its management and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

7.	INVESTMENTS IN SECURITIES

Purchases and sales of investments, other than short-term securities, for the year ended November 30, 2011:

	Purchases	Sales
AGI Solutions 2015	$14,528,116	$10,416,661
AGI Solutions 2020	4,449,559	3,375,125
AGI Solutions 2030	5,019,629	3,782,364
AGI Solutions 2040	4,024,640	3,102,774
AGI Solutions 2050	3,701,630	2,880,830
AGI Solutions Global Allocation	150,443,923	151,156,653
AGI Solutions Global Growth Allocation	9,678,822	7,740,581
AGI Solutions Retirement Income	16,557,607	7,972,281
AGIC Convertible	1,009,817,497	814,151,489
AGIC Focused Opportunity	10,141,207	6,363,570
AGIC High Yield Bond	256,713,264	180,148,045
AGIC International Growth	85,563,539	80,557,193

	Purchases	Sales
AGIC International Growth Opportunities	$90,716,083	$90,335,838
AGIC Micro Cap	40,407,981	50,021,933
AGIC Ultra Micro Cap	13,502,155	7,710,987
AGIC U.S. Emerging Growth	24,480,975	23,367,681
F&T Behavioral Advantage Large Cap	10,049,236	26,374
NFJ Global Dividend Value	35,777,603	19,374,137
RCM All Alpha*	21,103,810	16,208,022
RCM China Equity	6,283,094	6,232,105
RCM Disciplined Equity	41,093,070	12,610,507
RCM Global EcoTrendsSM	15,246,819	41,191,538
RCM Global Water	62,762,571	49,224,163
RCM Redwood	18,577,549	7,345,966
RCM Short Duration High Income	8,773,914	563,611

*	Securities sold short of $19,121,519; covers on securities sold short of $16,110,333.

11.30.11	Allianz Multi-Strategy Funds Annual Report	159

Notes to Financial Statements  (Cont.)

November 30, 2011

(a) Futures contracts outstanding at November 30, 2011:

	RCM All Alpha:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Short:
Mini-Hang Seng Index	(63)	$(1,466)	12/29/11	$5,019

(b) Transactions in options written for the period ended November 30, 2011:

	RCM Redwood:
	Contracts	Premiums
Options outstanding, December 27, 2010†	—	—
Options written	10,279	$6,083,516
Options terminated in closing transactions	(6,413)	(3,267,936)
Options exercised	(263)	(117,377)
Options expired	(146)	(81,608)
Options outstanding, November 30, 2011	3,457	$2,616,595

†	Commencement of operations.

(c) Forward foreign currency contracts outstanding at November 30, 2011:

	RCM All Alpha:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value November 30, 2011	Unrealized Appreciation (Depreciation)
Purchased:
7,756 British Pound settling 12/2/11	State Street Bank & Trust	$ 12,089	$ 12,169	$ 80
20,665 Euro settling 12/2/11	State Street Bank & Trust	27,503	27,768	265
26,734 Euro settling 12/5/11	State Street Bank & Trust	35,985	35,923	(62)
29,984 Swiss Franc settling 12/2/11	State Street Bank & Trust	32,640	32,820	180
Sold:
10,014 British Pound settling 12/2/11	State Street Bank & Trust	15,608	15,711	(103)
20,231 Euro settling 12/2/11	State Street Bank & Trust	26,924	27,184	(260)
8,507 Euro settling 12/5/11	State Street Bank & Trust	11,451	11,431	20
4,792 Swiss Franc settling 12/2/11	State Street Bank & Trust	5,216	5,245	(29)
				$ 91

8.	INCOME TAX INFORMATION

The tax character of dividends paid by the Funds was as follows:

	Year Ended November 30, 2011		Year Ended November 30, 2010
	Ordinary Income Distributions(1)	15% Long-Term Capital Gain Distributions	Ordinary Income Distributions(1)	15% Long-Term Capital Gain Distributions
AGI Solutions 2015	$301,828	$53,607	$203,872	—
AGI Solutions 2020	259,737	65,665	194,426	—
AGI Solutions 2030	335,078	102,253	159,885	—
AGI Solutions 2040	281,351	198,732	142,101	—
AGI Solutions 2050	300,916	181,890	135,815	—
AGI Solutions Global Allocation	7,604,901	—	6,453,243	—
AGI Solutions Global Growth Allocation	360,439	113,562	108,302	—
AGI Solutions Retirement Income	375,991	45,604	271,754	—
AGIC Convertible	14,616,811	—	11,622,592	—
AGIC High Yield Bond	8,884,662	39,661	6,146,458	—
AGIC International Growth	842,317	—	115,863	—
AGIC International Growth Opportunities	1,611,217	—	1,034,765	—
AGIC Micro Cap	—	4,875,481	—	—
AGIC Ultra Micro Cap	—	276,082	—	—
NFJ Global Dividend Value	1,239,980	127,960	325,366	—

160	Allianz Multi-Strategy Funds Annual Report	11.30.11

	Year Ended November 30, 2011		Year Ended November 30, 2010
	Ordinary Income Distributions(1)	15% Long-Term Capital Gain Distributions	Ordinary Income Distributions(1)	15% Long-Term Capital Gain Distributions
RCM China Equity	$207,680	—	—	—
RCM Disciplined Equity	597,557	$136,173	$568,712	$26,929
RCM Global Water	8,536	—	47,313	—
RCM Short Duration High Income	29,997	—	—	—

(1)	Includes short-term capital gains, if any.

At November 30, 2011, the components of distributable earnings were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards(2)	Post-October Capital Loss Deferral(3)	Post-October Currency Loss Deferral(3)	Post-October Loss Deferral PFIC(3)	Late Year Ordinary Loss Deferral(4)
AGI Solutions 2015	$273,761	$179,127	—	$16,306	—	—	—
AGI Solutions 2020	171,611	238,532	—	3,033	—	—	—
AGI Solutions 2030	211,800	385,364	—	—	—	—	—
AGI Solutions 2040	157,476	470,937	—	—	—	—	—
AGI Solutions 2050	150,590	474,988	—	—	—	—	—
AGI Solutions Global Allocation	—	—	$26,299,984	—	—	—	—
AGI Solutions Global Growth Allocation	137,562	102,213	—	—	—	—	—
AGI Solutions Retirement Income	55,076	115,629	—	6,488	—	—	—
AGIC Convertible	12,098,805	34,300,335	—	2,527,987	—	—	—
AGIC Focused Opportunity	243,246	—	—	79,967	—	—	—
AGIC High Yield Bond	—	2,534,900	—	—	—	—	—
AGIC International Growth	1,391,184	—	3,844,078	—	—	—	—
AGIC International Growth Opportunities	1,316,284	—	17,937,038	2,013,675	$7,060	—	—
AGIC Micro Cap	—	7,448,504	11,108,462	55,775	—	—	—
AGIC Ultra Micro Cap	—	166,226	85,798	166,596	—	—	—
AGIC U.S. Emerging Growth	—	1,420,637	—	258,938	—	$5,353	—
F&T Behavioral Advantage Large Cap	36,659	—	—	—	—	—	—
NFJ Global Dividend Value	28,370	642,245	—	—	911	—	—
RCM All Alpha	428,897	—	—	—	—	—	—
RCM China Equity	308,069	50,727	—	23,665	—	—	—
RCM Disciplined Equity	641,811	509,965	—	—	—	—	—
RCM Global EcoTrendsSM	—	—	39,370,937	—	—	—	—
RCM Global Water	213,510	—	16,969,610	501,265	1,707	—	—
RCM Redwood	—	—	338,558	5,789	—	—	$18,185
RCM Short Duration High Income	47,753	—	—	—	—	—	—

(2)	Capital losses available to offset future net capital gains, including acquired capital loss carryforwards which may be limited under current tax law, expiring in varying amounts as shown below.
(3)	Capital, foreign currency and PFIC losses realized during the period November 1, 2011 through November 30, 2011 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Certain ordinary losses realized during the period December 27, 2010 through November 30, 2011 which the Fund elected to defer to the following tax year pursuant to the provisions of the RIC Modernization act of 2010.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in preenactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term capital losses.

At November 30, 2011 the Funds had capital loss carryforwards expiring in the following years:

	2016	2017		2018	2019	Not Subject to Expiration(5)
AGI Solutions Global Allocation	—	$26,299,984		—	—	—
AGIC International Growth	—	2,760,318	*	$1,083,760	—	—
AGIC International Growth Opportunities	—	17,937,038		—	—	—

11.30.11	Allianz Multi-Strategy Funds Annual Report	161

Notes to Financial Statements  (Cont.)

November 30, 2011

	2016		2017		2018	2019	Not Subject to Expiration(5)
AGIC Micro Cap	$1,574,976	*	$9,533,486	*	—	—	—
AGIC Ultra Micro Cap	—		85,798	*	—	—	—
RCM Global EcoTrendsSM	2,607,611		23,754,806		$8,593,818	$4,414,702	—
RCM Global Water	6,677,724		7,677,582		1,576,686	1,037,618	—
RCM Redwood	—		—		—	—	$338,558

*	Subject to limitations under IRC Sections 381-384.
(5)	RCM Redwood commenced operations on December 27, 2010 and is subject to the provisions of the RIC Modernization Act of 2010 (“the Act”). Under the Act, a RIC’s capital loss carryover is not subject to expiration, but the carryover retains the character of the loss (short-term and/or long term) when realized. The capital loss carryover for RCM Redwood is short-term.

For the year ended November 30, 2011, Funds had capital loss carry forwards which were utilized as follows:

Utilized
AGI Solutions Global Allocation	$14,371,489
AGIC Convertible	1,559,936
AGIC High Yield Bond	1,332,767
AGIC International Growth	2,152,658
AGIC International Growth Opportunities	13,897,111
AGIC Micro Cap	2,326,943
AGIC Ultra Micro Cap	69,714
AGIC U.S. Emerging Growth	1,764,479

For the fiscal year ended November 30, 2011, permanent “book-tax” adjustments were as follows:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital in Excess of Par
AGI Solutions 2015(a)	$63,578	$(63,578)	—
AGI Solutions 2020(a)(i)	49,538	(49,538)	—
AGI Solutions 2030(a)(i)	56,270	(56,270)	—
AGI Solutions 2040(a)(i)	37,265	(37,265)	—
AGI Solutions 2050(a)(i)	33,668	(33,668)	—
AGI Solutions Global Allocation(a)(c)	1,913,115	(1,860,482)	$(52,633)
AGI Solutions Global Growth Allocation(a)(i)	45,976	(45,976)	—
AGI Solutions Retirement Income(a)	69,060	(69,060)	—
AGIC Convertible(l)	4,523,949	(4,523,949)	—
AGIC Focused Opportunity(d)(e)	27,806	(27,341)	(465)
AGIC High Yield Bond(i)(k)	333,880	(333,880)	—
AGIC International Growth(f)	31,241	(903,522)	872,281
AGIC International Growth Opportunities(b)(f)	4,875	(4,875)	—
AGIC Micro Cap(d)(g)	687,031	—	(687,031)
AGIC Ultra Micro Cap(d)	159,422	—	(159,422)
AGIC U.S. Emerging Growth(b)(d)	127,619	(32,280)	(95,339)
F&T Behavioral Advantage Large Cap(e)	35	—	(35)
NFJ Global Dividend Value(f)(h)(i)(j)	37,201	(35,015)	(2,186)
RCM All Alpha(b)(d)(e)(f)(m)	30,420	(30,377)	(43)
RCM China Equity(b)(f)	1,392	(1,392)	—
RCM Global EcoTrendsSM(d)(f)	272,925	37,460	(310,385)
RCM Global Water(f)(h)	(58,170)	60,709	(2,539)
RCM Redwood(e)(h)	704	—	(704)
RCM Short Duration High Income(e)(k)	(509)	1,343	(834)

These	permanent “book-tax” differences were attributable to:
(a)	Reclassification of distributions from Underlying Funds.
(b)	Reclassification of gains of securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.

162	Allianz Multi-Strategy Funds Annual Report	11.30.11

(c)	Taxable overdistributions.
(d)	Net operating losses.
(e)	Reclassification of non-deductible expense.
(f)	Reclassification of gains and losses from foreign currency transactions.
(g)	Reclassification of market timing proceeds.
(h)	Non-deductible federal excise tax paid.
(i)	Dividend reclassifications.
(j)	Reclassifications related to investments in Real Estate Investment Trusts (REITs).
(k)	Consent fees.
(l)	Reclassification of contingent debt.
(m)	Dividend expense capitalized.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At November 30, 2011, the aggregate cost basis and the net unrealized appreciation(depreciation) of investment (before options written and securities sold short) for federal income tax purposes were as follows:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AGI Solutions 2015	$9,794,407	$439,233	$69,418	$369,815
AGI Solutions 2020	5,913,989	506,555	87,801	418,754
AGI Solutions 2030	6,870,356	568,750	149,267	419,483
AGI Solutions 2040	5,387,405	553,938	192,083	361,855
AGI Solutions 2050	5,118,611	569,850	191,291	378,559
AGI Solutions Global Allocation	199,111,683	18,491,045	3,458,453	15,032,592
AGI Solutions Global Growth Allocation	6,745,953	700,900	212,920	487,980
AGI Solutions Retirement Income	15,023,067	599,344	69,787	529,557
AGIC Convertible	671,998,203	42,214,986	31,003,230	11,211,756
AGIC Focused Opportunity	3,968,258	192,426	625,201	(432,775)
AGIC High Yield Bond	175,940,248	1,712,987	3,862,527	(2,149,540)
AGIC International Growth	100,371,126	11,886,200	5,457,370	6,428,830
AGIC International Growth Opportunities	120,049,096	20,095,111	14,461,781	5,633,330
AGIC Micro Cap	42,811,354	8,254,719	3,715,759	4,538,960
AGIC Ultra Micro Cap	9,495,902	1,157,432	632,276	525,156
AGIC U.S. Emerging Growth	19,910,682	3,697,423	1,378,343	2,319,080
F&T Behavioral Advantage Large Cap	10,024,849	902,134	230,482	671,652
NFJ Global Dividend Value	33,918,398	1,233,517	3,580,133	(2,346,616)
RCM All Alpha	5,877,521	142,113	723,600	(581,487)
RCM China Equity	4,356,713	140,899	674,054	(533,155)
RCM Disciplined Equity	46,938,754	3,450,550	2,714,605	735,945
RCM Global EcoTrendsSM	42,879,598	5,674,594	10,062,497	(4,387,903)
RCM Global Water	68,125,887	6,766,899	4,086,714	2,680,185
RCM Redwood	12,010,387	598,271	575,286	22,985
RCM Short Duration High Income	9,950,011	90,939	4,501	86,438

(6)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, PFIC mark-to-market, differing treatment of bond premium amortization and basis adjustments from investments in partnerships and convertible preferred stock.

11.30.11	Allianz Multi-Strategy Funds Annual Report	163

Notes to Financial Statements  (Cont.)

November 30, 2011

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value. Changes in shares of beneficial interest were as follows:

	AGI Solutions 2015				AGI Solutions 2020
	Year ended 11/30/2011		Year ended 11/30/2010		Year ended 11/30/2011		Year ended 11/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	220,926	$4,167,874	8,944	$161,765	12,177	$230,391	5,684	$104,866
Class C	380,309	7,134,565	13,916	260,509	33,327	628,732	11,871	221,781
Class D	7,626	143,268	6,525	119,534	3,668	69,245	6,836	124,194
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	6,940	129,337	—	—
Institutional Class	13,342	254,216	42,162	763,560	9,966	189,939	41,438	763,797
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	805	14,840	194	3,416	523	9,718	85	1,515
Class C	1,117	20,378	179	3,142	618	11,387	73	1,305
Class D	515	9,501	263	4,648	594	11,053	175	3,110
Class R	36	672	29	494	41	751	30	531
Class P	39	725	31	535	43	804	33	572
Institutional Class	16,118	298,512	10,816	191,116	15,474	288,749	10,424	186,080
Administrative Class	38	705	29	520	42	784	31	556

Cost of shares redeemed:
Class A	(150,679)	(2,828,639)	(1,507)	(28,009)	(1,965)	(38,133)	—	—
Class C	(270,732)	(4,977,183)	(2,003)	(35,943)	(8,458)	(151,876)	(2,964)	(53,508)
Class D	(5,436)	(104,148)	(1,171)	(20,926)	(7,781)	(147,520)	(872)	(15,738)
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	(5,437)	(101,889)	—	—
Institutional Class	(5,995)	(116,158)	—	—	(1,006)	(19,486)	(343)	(6,434)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	208,029	$4,019,128	78,407	$1,424,361	58,766	$1,111,986	72,501	$1,332,627

164	Allianz Multi-Strategy Funds Annual Report	11.30.11

AGI Solutions 2030
Year ended 11/30/2011		Year ended 11/30/2010
Shares	Amount	Shares	Amount

15,810	$323,879	9,725	$188,202
16,657	335,179	23,270	459,055
6,487	136,180	9,548	185,733
—	—	—	—
221	4,804	—	—
36,945	758,565	26,768	513,220
—	—	—	—

945	18,838	264	5,023
1,791	35,670	129	2,455
948	19,046	231	4,407
47	932	21	398
49	988	24	440
17,701	357,390	7,573	144,883
48	968	22	424

(7,253)	(149,223)	(5,491)	(106,209)
(11,208)	(214,448)	(1,118)	(22,534)
(2,565)	(53,345)	(1,946)	(36,676)
—	—	—	—
—	—	—	—
(9,337)	(187,443)	(2,458)	(47,101)
—	—	—	—
67,286	$1,387,980	66,562	$1,291,720

11.30.11	Allianz Multi-Strategy Funds Annual Report	165

Notes to Financial Statements  (Cont.)

November 30, 2011

	AGI Solutions 2040				AGI Solutions 2050
	Year ended 11/30/2011		Year ended 11/30/2010		Year ended 11/30/2011		Year ended 11/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	5,614	$120,997	8,876	$181,139	684	$14,910	1,364	$26,102
Class B	—	—	—	—	—	—	—	—
Class C	4,045	89,062	318	6,267	862	18,466	914	18,786
Class D	11,093	246,687	6,320	127,391	6,770	147,498	2,947	60,944
Class R	—	—	—	—	13	300	74	1,500
Class P	—	—	—	—	—	—	—	—
Institutional Class	29,094	640,917	14,100	294,654	32,790	718,625	7,645	150,706
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	332	7,018	265	5,315	259	5,487	46	932
Class B	—	—	—	—	—	—	—	—
Class C	82	1,727	57	1,140	176	3,699	17	334
Class D	1,427	30,041	69	1,379	764	16,152	146	2,918
Class R	62	1,315	19	386	75	1,581	20	388
Class P	65	1,356	21	422	69	1,472	22	431
Institutional Class	20,635	436,855	6,626	133,043	21,336	452,966	6,487	130,397
Administrative Class	63	1,334	20	407	69	1,449	20	415

Cost of shares redeemed:
Class A	(2,096)	(45,131)	(6,703)	(130,014)	—	—	(317)	(6,060)
Class B	—	—	—	—	—	—	—	—
Class C	(843)	(16,172)	(1,469)	(29,707)	(234)	(4,998)	—	—
Class D	(11,346)	(244,099)	(514)	(10,372)	(5,755)	(125,472)	(71)	(1,449)
Class R	(10)	(223)	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	(5,089)	(111,132)	(7,540)	(155,329)	(9,254)	(186,819)	(1,931)	(40,179)
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	53,128	$1,160,552	20,465	$426,121	48,624	$1,065,316	17,383	$346,165

166	Allianz Multi-Strategy Funds Annual Report	11.30.11

AGI Solutions Global Allocation
Year ended 11/30/2011		Year ended 11/30/2010
Shares	Amount	Shares	Amount

2,076,224	$22,748,010	2,107,258	$21,100,358
109,260	1,189,717	503,569	5,208,539
1,070,196	11,826,738	976,250	9,892,955
19,921	215,620	3,233	32,386
—	—	—	—
373,677	4,139,192	517,194	5,465,032
1,523,099	16,540,118	1,022,893	10,053,350
182,902	2,015,114	—	—

213,023	2,255,028	186,839	1,843,992
32,770	355,329	51,317	513,069
184,001	1,976,583	172,775	1,722,144
409	4,239	60	592
44	469	45	435
631	6,607	455	4,480
146,751	1,532,230	136,753	1,336,476
2,594	27,410	22	222

(1,969,825)	(21,239,981)	(1,264,477)	(12,618,236)
(918,539)	(10,168,418)	(2,072,035)	(20,866,817)
(1,922,238)	(20,959,980)	(1,984,572)	(19,917,499)
(4,398)	(45,007)	(1,421)	(14,099)
—	—	—	—
(789,585)	(8,040,489)	(76,772)	(760,314)
(515,167)	(5,464,560)	(879,819)	(8,650,834)
(29,870)	(336,387)	—	—

(214,120)	$(1,422,418)	(600,433)	$(5,653,769)

11.30.11	Allianz Multi-Strategy Funds Annual Report	167

Notes to Financial Statements  (Cont.)

November 30, 2011

	AGI Solutions Global Growth Allocation				AGI Solutions Retirement Income
	Year ended 11/30/2011		Year ended 11/30/2010		Year ended 11/30/2011		Year ended 11/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	223,452	$5,078,028	108,779	$2,286,821	348,769	$6,401,188	20,355	$364,487
Class C	55,881	1,244,881	14,437	297,344	292,384	5,303,764	70,654	1,256,191
Class D	2,084	48,027	341	7,105	22,659	421,542	9,938	178,032
Class R	1,058	22,481	—	—	118	2,165	94	1,698
Class P	—	—	—	—	—	—	—	—
Institutional Class	655	15,000	1,565	34,786	28,261	513,173	37,032	653,068
Administrative Class	—	—	—	—	—	—	—	—
Institutional Class — (converted)#	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	6,792	148,479	68	1,357	3,335	60,135	551	9,652
Class C	1,383	30,091	311	6,226	4,168	74,683	733	12,855
Class D	44	953	16	319	927	16,928	208	3,642
Class R	41	910	15	300	23	427	24	432
Class P	44	967	16	330	24	422	39	694
Institutional Class	13,257	291,123	4,948	99,409	13,199	238,102	13,196	230,293
Administrative Class	44	946	15	319	23	410	38	665
Class II — (liquidated)##	—	—	—	—	—	—	—	—
Institutional Class — (converted)#	—	—	—	—	—	—	—	—

Issued upon conversion, net:#
Class P	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—	—	—
Institutional Class — (converted)#	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(205,328)	(4,409,253)	(73,894)	(1,499,692)	(141,959)	(2,594,125)	(3,179)	(57,961)
Class C	(19,499)	(415,777)	(1,064)	(22,533)	(50,938)	(924,124)	(2,701)	(47,285)
Class D	(1,331)	(27,885)	(47)	(1,058)	(15,459)	(283,019)	(4,603)	(81,140)
Class R	(41)	(767)	—	—	(2)	(43)	(26)	(470)
Class P	—	—	—	—	—	—	—	—
Institutional Class	(1,667)	(38,064)	—	—	(32,456)	(588,543)	(846)	(15,606)
Administrative Class	—	—	—	—	—	—	—	—
Class II — (liquidated)##	—	—	—	—	—	—	—	—
Institutional Class — (converted)#	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	76,869	$1,990,140	55,506	$1,211,033	473,076	$8,643,085	141,507	$2,509,247

*	Actual amount rounds to less than 1 share.
**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.
#	See Note 12(b) in the Notes to Financial Statements.
##	Share class of former Nicholas Applegate Institutional Funds.

168	Allianz Multi-Strategy Funds Annual Report	11.30.11

AGIC Convertible
Year ended 11/30/2011		Year ended 11/30/2010
Shares	Amount	Shares		Amount

4,117,960	$123,448,545	384,030	**	$10,339,609 **
1,127,292	33,950,033	8,019	**	208,890 **
2,659,522	79,835,213	96,420	**	2,629,734 **
941	27,672	381	**	10,000 **
1,396,611	42,036,615	21,668	**	551,257 **
12,596,468	379,973,300	3,666,604		94,120,282
57,949	1,776,862	381	**	10,000 **
—	—	371,892		9,243,926

24,953	705,516	211		5,452
3,270	92,229	—	*	3
17,875	513,118	15		386
10	290	3		77
19,385	551,169	9,412		240,745
113,374	3,227,183	74,961		1,906,796
607	17,120	5		106
—	—	20,294		514,654
—	—	2,499		63,286

—	—	1,168,070		28,057,731
—	—	11,459,992		282,405,705
—	—	(12,628,062)		(310,463,436)

(2,208,042)	(64,609,157)	(12,004)		(332,748)
(162,850)	(4,488,169)	—		—
(1,680,038)	(47,371,791)	(19,043)		(504,633)
(13)	(354)	—		—
(838,473)	(23,947,520)	(437,406)		(11,072,847)
(10,856,516)	(326,061,953)	(1,138,002)		(28,674,805)
(10,710)	(300,857)	—		—
—	—	(1,599,526)		(41,861,989)
—	—	(1,036,027)		(25,350,000)

6,379,575	$199,375,064	414,787		$12,048,181

11.30.11	Allianz Multi-Strategy Funds Annual Report	169

Notes to Financial Statements  (Cont.)

November 30, 2011

	AGIC Focused Opportunity		AGIC High Yield Bond
	Period 12/27/10† through 11/30/2011		Year ended 11/30/2011		Year ended 11/30/2010
	Shares	Amount	Shares	Amount	Shares		Amount

Shares sold:
Class A	151,347	$2,556,561	7,294,133	$71,461,055	127,431	**	$1,261,497	**
Class C	—	—	1,570,906	15,647,870	32,849	**	330,326	**
Class D	—	—	2,814,482	27,460,035	20,762	**	204,250	**
Class R	—	—	35,718	340,228	1,036	**	10,000	**
Class P	—	—	1,185,293	11,265,964	1,036	**	10,000	**
Institutional Class	18,563	313,461	3,197,108	31,573,391	4,035,907		39,214,992
Administrative Class	—	—	—	—	1,036	**	10,000	**

Issued in reinvestment of dividends and distributions:
Class A	—	—	57,534	577,352	2,564		25,739
Class C	—	—	21,544	214,281	340		3,412
Class D	—	—	27,520	268,209	220		2,151
Class R	—	—	908	8,658	56		532
Class P	—	—	8,258	79,460	60		577
Institutional Class	—	—	669,136	6,625,064	592,326		5,665,507
Administrative Class	—	—	90	877	59		568

Issued in reorganization:
Institutional Class#	—	—	—	—	—		—

Cost of shares redeemed:
Class A	(126,404)	(2,018,002)	(1,149,810)	(11,398,552)	(752)		(7,487)
Class C	—	—	(338,367)	(3,368,940)	(2,093)		(21,026)
Class D	—	—	(707,724)	(6,867,411)	(3,677)		(36,106)
Class R	—	—	(1,479)	(13,948)	—		—
Class P	—	—	(18,778)	(180,619)	—		—
Institutional Class	(3,653)	(60,658)	(6,023,553)	(60,195,792)	(2,652,156)		(25,104,000)
Administrative Class	—	—	—	—	—		—
Net increase (decrease) resulting from Fund share transactions	39,853	$791,362	8,642,919	$83,497,182	2,157,004		$21,570,932

**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.
†	Commencement of operations.
#	See Note 12(a) in the Notes to Financial Statements.

170	Allianz Multi-Strategy Funds Annual Report	11.30.11

AGIC International Growth
Year ended 11/30/2011		Year ended 11/30/2010
Shares	Amount	Shares	Amount

91,793	$454,050	50,167	$230,519
16,084	83,153	30,629	144,942
19,594	103,099	4,159	20,500
2	9	614	2,900
16,051	80,899	—	—
4,195,947	21,410,753	2,367,163	11,185,164
—	—	—	—

261	1,345	204	921
10	51	71	317
84	430	60	271
8	43	29	130
20	100	35	156
162,489	840,313	13,623	61,550
—	—	—	—

—	—	20,924,894	99,372,339

(72,105)	(359,173)	(13,596)	(61,461)
(8,412)	(40,268)	(16,031)	(77,360)
(7,397)	(38,744)	(1,973)	(9,862)
(616)	(3,185)	—	—
(16,052)	(73,354)	—	—
(3,141,379)	(16,079,614)	(3,780,821)	(17,019,683)
—	—	—	—
1,256,382	$6,379,907	19,579,227	$93,851,343

11.30.11	Allianz Multi-Strategy Funds Annual Report	171

Notes to Financial Statements  (Cont.)

November 30, 2011

	AGIC International Growth Opportunities						AGIC Micro Cap
	Year ended 11/30/2011		Year ended 11/30/2010				Year ended 11/30/2011		Year ended 11/30/2010
	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

Shares sold:
Class A	163,667	$4,967,701	6,415	**	$200,826	**	—	—	—	—
Class C	16,858	555,978	5,652	**	177,303	**	—	—	—	—
Class D	72,980	2,231,467	1,225	**	34,823	**	—	—	—	—
Class R	—	—	353	**	10,000	**	—	—	—	—
Class P	246,894	7,927,089	651,567	**	17,518,153	**	51,302 **	$629,729 **	—	—
Institutional Class	744,286	24,713,842	2,492,309		71,737,470		614,035	8,609,305	1,161,512	$13,524,553
Administrative Class	—	—	353	**	10,000	**	—	—	—	—
Class III — (liquidated)#	—	—	41,545		1,109,984		—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	177	5,749	—		—		—	—	—	—
Class C	111	3,589	—		—		—	—	—	—
Class D	22	709	—		—		—	—	—	—
Class R	6	181	—		—		—	—	—	—
Class P	5,191	165,614	14,864		380,076		90	990	—	—
Institutional Class	43,209	1,412,519	6,078		160,879		369,423	4,857,607	—	—
Administrative Class	6	200	—		—		—	—	—	—
Class III — (liquidated)#	—	—	17,243		456,260		—	—	—	—

Cost of shares redeemed:
Class A	(21,996)	(667,282)	(3,320)		(105,223)		—	—	—	—
Class C	(6,373)	(203,437)	—		—		—	—	—	—
Class D	(23,407)	(675,841)	—		—		—	—	—	—
Class R	—	—	—		—		—	—	—	—
Class P	(540,624)	(17,514,175)	(1,686,848)		(46,408,272)		(16,494)	(207,268)	—	—
Institutional Class	(683,269)	(22,594,836)	(191,603)		(5,294,895)		(1,349,277)	(18,635,852)	(2,161,698)	(25,716,370)
Administrative Class	—	—	—		—		—	—	—	—
Class III — (liquidated)#	—	—	(1,407,951)		(39,838,563)		—	—	—	—
Net increase (decrease) resulting from Fund share transactions	17,738	$329,067	(52,118)		$148,821		(330,921)	$(4,745,489)	(1,000,186)	$(12,191,817)

**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.
#	Share class of former Nicholas Applegate Institutional Funds.

172	Allianz Multi-Strategy Funds Annual Report	11.30.11

AGIC Ultra Micro Cap
Year ended 11/30/2011		Year ended 11/30/2010
Shares	Amount	Shares	Amount

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
37,462**	$539,748 **	—	—
620,622	9,281,124	224,660	$2,568,563
—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
56	683	—	—
20,706	272,288	—	—

—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(20,154)	(284,644)	—	—
(256,290)	(3,610,430)	(74,759)	(843,669)
—	—	—	—
—	—	—	—
402,402	$6,198,769	149,901	$1,724,894

11.30.11	Allianz Multi-Strategy Funds Annual Report	173

Notes to Financial Statements  (Cont.)

November 30, 2011

	AGIC U.S. Emerging Growth						F&T Behavioral Advantage Large Cap
	Year ended 11/30/2011				Year ended 11/30/2010		Period 9/8/11† through 11/30/11
	Shares		Amount		Shares	Amount	Shares	Amount

Shares sold:
Class A	68,566	**	$850,073	**	—	—	—	$ —
Class C	23,576	**	362,381	**	—	—	—	—
Class D	2,433	**	35,805	**	—	—	—	—
Class R	726	**	10,000	**	—	—	—	—
Class P	1,180	**	16,110	**	—	—	—	—
Institutional Class	594,912		8,282,167		717,419	$7,762,077	—	—
Class R — (liquidated)#	—		—		17,884	195,733	—	—

Issued in reinvestment of dividends and distributions:
Class A	—		—		—	—	—	—
Class C	—		—		—	—	—	—
Class D	—		—		—	—	—	—
Class R	—		—		—	—	—	—
Class P	—		—		—	—	—	—
Institutional Class	—		—		—	—	—	—

Cost of shares redeemed:
Class A	(5,842)		(80,925)		—	—	—	—
Class C	(13,491)		(205,863)		—	—	—	—
Class D	(372)		(5,309)		—	—	—	—
Class R	—		—		—	—	—	—
Class P	(25)		(300)		—	—	—	—
Institutional Class	(599,871)		(8,241,928)		(540,575)	(6,294,807)	—	—
Class R — (liquidated)#	—		—		(273,573)	(3,106,548)	—	—
Net increase (decrease) resulting from Fund share transactions	71,792		$1,022,211		(78,845)	$(1,443,545)	—	$ —

†	Commencement of operations.
**	Inclusive of shares sold to Allianz Global subsequent to commencement of operations.
#	Share class of former Nicholas Applegate Institutional Funds.

174	Allianz Multi-Strategy Funds Annual Report	11.30.11

NFJ Global Dividend Value
Year ended 11/30/2011		Year ended 11/30/2010
Shares	Amount	Shares	Amount

654,259	$12,566,440	81,734	$1,477,253
134,507	2,496,832	93,523	1,672,592
82,330	1,583,468	10,797	193,603
—	—	—	—
46,644	880,403	—	—
634,966	12,119,470	679,483	11,362,655
—	—	—	—

10,682	193,347	2,021	35,408
4,615	83,603	1,021	17,851
2,305	42,713	393	6,818
—	—	—	—
267	4,253	46	816
53,512	967,889	14,770	259,393

(353,864)	(6,584,050)	(17,283)	(302,141)
(31,600)	(552,423)	(31,324)	(517,992)
(63,906)	(1,053,860)	(1,744)	(29,898)
—	—	—	—
(6,464)	(110,123)	—	—
(352,604)	(6,240,325)	(5,336)	(93,554)
—	—	—	—
815,649	$16,397,637	828,101	$14,082,804

11.30.11	Allianz Multi-Strategy Funds Annual Report	175

Notes to Financial Statements  (Cont.)

November 30, 2011

	RCM All Alpha		RCM China Equity				RCM Disciplined Equity
	Period 3/31/11† through 11/30/2011		Year ended 11/30/2011		Period 6/7/2010† through 11/30/2010		Year ended 11/30/2011		Year ended 11/30/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold:
Class A	4,810	$70,225	90,773	$1,749,359	32,393	$624,076	320,925	$4,983,306	118,813	$1,742,605
Class C	32,288	461,545	14,246	279,066	20,334	398,035	55,204	879,783	32,038	470,880
Class D	1,664	25,000	323,806	5,930,841	21,374	421,614	57,383	948,750	46,145	671,695
Class P	5,326	80,000	7,325	124,750	—	—	1,354	22,250	—	—
Institutional Class	1,745	25,000	5,379	102,000	—	—	2,007,040	32,279,430	433,852	6,213,177

Issued in reinvestment of dividends and distributions:
Class A	—	—	533	8,611	—	—	2,509	38,348	4,264	60,176
Class C	—	—	622	10,961	—	—	1,220	18,336	1,613	22,514
Class D	—	—	823	14,010	—	—	653	10,012	359	5,043
Class P	—	—	251	3,901	—	—	25	376	29	413
Institutional Class	—	—	10,115	169,781	—	—	41,925	644,144	35,387	501,065

Cost of shares redeemed:
Class A	(19)	(259)	(90,663)	(1,701,325)	(21,004)	(407,252)	(71,454)	(1,103,510)	(123,937)	(1,774,826)
Class C	(9,074)	(129,764)	(27,171)	(502,150)	(1,431)	(28,285)	(26,436)	(390,005)	(36,031)	(525,709)
Class D	—	—	(328,680)	(6,079,143)	(2,582)	(48,710)	(73,524)	(1,087,726)	(26,588)	(379,603)
Class P	(5,326)	(75,100)	—	—	—	—	(579)	(9,364)	—	—
Institutional Class	—	—	(90)	(1,386)	—	—	(563,108)	(8,811,402)	(62,303)	(904,226)
Net increase (decrease) resulting from Fund share transactions	31,414	$456,647	7,269	$109,276	49,084	$959,478	1,753,137	$28,422,728	423,641	$6,103,204

†	Commencement of operations.

176	Allianz Multi-Strategy Funds Annual Report	11.30.11

RCM Global EcoTrendsSM				RCM Global Water
Year ended 11/30/2011		Year ended 11/30/2010		Year ended 11/30/2011		Year ended 11/30/2010
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

172,725	$3,591,132	306,315	$6,051,943	1,496,912	$14,215,662	559,212	$4,552,171
36,927	735,865	99,132	1,927,198	448,459	4,209,014	427,388	3,431,725
8,055	166,389	8,520	172,194	628,059	5,908,570	162,204	1,337,241
27,952	566,779	139,279	2,738,886	1,165,121	10,832,366	441,673	3,549,309
4,527	89,256	3,717	69,258	99,025	935,882	90,708	745,652

—	—	—	—	182	1,707	896	7,143
—	—	—	—	1	8	2	14
—	—	—	—	1	8	65	514
—	—	—	—	61	574	370	2,971
—	—	—	—	58	543	208	1,633

(1,188,239)	(23,778,692)	(1,641,265)	(31,526,892)	(1,052,353)	(9,700,364)	(934,379)	(7,465,476)
(117,630)	(2,259,737)	(124,252)	(2,337,005)	(629,642)	(5,714,031)	(675,452)	(5,362,589)
(9,510)	(183,192)	(15,990)	(307,547)	(173,033)	(1,574,117)	(49,305)	(397,854)
(358,194)	(7,418,672)	(109,650)	(2,073,828)	(549,706)	(5,028,372)	(755,800)	(6,071,545)
(4,172)	(82,839)	(260)	(4,390)	(114,534)	(1,056,963)	(1,376)	(11,540)

(1,427,559)	$(28,573,711)	(1,334,454)	$(25,290,183)	1,318,611	$13,030,487	(733,586)	$(5,680,631)

11.30.11	Allianz Multi-Strategy Funds Annual Report	177

Notes to Financial Statements  (Cont.)

November 30, 2011

	RCM Redwood		RCM Short Duration High Income
	Period 12/27/10† through 11/30/2011		Period 10/3/11† through 11/30/2011
	Shares	Amount	Shares	Amount

Shares sold:
Class A	100,467	$1,505,398	35,561	$542,812
Class C	27,047	401,295	82,665	1,256,840
Class D	31,660	476,177	3,585	54,878
Class P	10,826	156,001	—	—
Institutional Class	344,304	5,244,912	190,569	2,906,361

Issued in reinvestment of dividends and distributions:
Class A	—	—	46	710
Class C	—	—	124	1,890
Class D	—	—	14	214
Class P	—	—	2	37
Institutional Class	—	—	1,772	27,146

Cost of shares redeemed:
Class A	(3,338)	(47,013)	(1,536)	(23,527)
Class C	(24,537)	(355,904)	(2,140)	(32,739)
Institutional Class	(34,655)	(493,512)	(37)	(564)
Net increase (decrease) resulting from Fund share transactions	451,774	$6,887,354	310,625	$4,734,058

†	Commencement of operations.

10.	LEGAL PROCEEDINGS

Legal proceedings involving the Investment Manager and certain of its affiliates, which were previously disclosed, have been resolved.

11.	INVESTMENTS BY AFFILIATES AND INVESTMENTS IN AFFILIATES

At November 30, 2011, Allianz Global held 5% or more of the outstanding shares of the following Funds:

Approximate Ownership
AGI Solutions 2015	41%
AGI Solutions 2020	66
AGI Solutions 2030	60
AGI Solutions 2040	79
AGI Solutions 2050	84
AGI Solutions Global Growth Allocation	64
AGI Solutions Retirement Income	27
AGIC Focused Opportunity	83
F&T Behavioral Advantage Large Cap	100
RCM All Alpha	91
RCM China Equity	82
RCM Redwood	31
RCM Short Duration High Income	52

Investment activity by Allianz Global could have a material impact on these Funds.

178	Allianz Multi-Strategy Funds Annual Report	11.30.11

The tables below show the transactions in and earnings from underlying funds for the year ended November 30, 2011:

AGI Solutions 2015:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$75,576	$137,908	$76,146	$5,612	$117,716	$298	$10,055
AGIC Income & Growth	256,008	470,234	275,588	53,315	408,791	9,556	26,625
AGIC International	84,926	138,924	85,736	(2,480)	120,253	1,934	10,129
AGIC Opportunity	—	375,586	176,660	(1,371)	165,223	—	32,331
NFJ Dividend Value	184,085	544,198	303,402	35,473	412,253	9,917	30,011
NFJ International Value	—	422,649	155,448	(16,240)	231,759	5,521	19,201
NFJ Renaissance	—	192,319	112,460	3,373	75,537	—	7,695
NFJ Small-Cap Value	147,450	150,693	122,052	39,201	180,139	2,546	(2,839)
RCM Global Commodity Equity	167,526	271,495	227,522	33,752	199,494	—	11,176
RCM Large-Cap Growth	—	568,032	391,326	9,492	159,065	—	27,132
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	122,919	169,301	194,544	26,493	78,648	1,941	4,065
AGIC U.S. Emerging Growth	67,107	392,333	229,537	25,981	209,411	—	33,772
NFJ Global Dividend Value	119,935	456,436	227,861	4,422	312,881	8,165	31,711
RCM Disciplined Equity	157,961	668,411	338,570	54,614	465,944	1,143	36,151
RCM International Opportunities	126,067	224,665	353,112	—	—	1,637	(30,096)
PIMCO Funds:
1-5 Year U.S. TIPS Index	—	1,765,476	284,457	17,890	1,495,515	43,500	3,394
CommoditiesPLUS Strategy	—	353,583	105,412	(31,697)	199,027	25,243	17,447
Commodity RealReturn Strategy	124,161	118,254	260,390	—	—	7,549	(53,141)
Floating Income	158,376	242,585	124,134	(17,630)	249,991	10,596	8,422
Foreign Bond (U.S. Dollar-Hedged)	473,568	405,003	475,175	24,055	397,220	11,552	1,222
Income	445,389	303,255	434,740	37,440	301,605	20,355	(24,112)
International StocksPLUS® TR Strategy (U.S. Hedged)	66,378	26,576	80,068	—	—	16,576	13,511
Real Return	1,855,626	3,285,239	2,973,238	327,744	2,321,102	90,437	(44,788)
RealEstateRealReturn Strategy	64,510	48,822	121,958	—	—	5,637	(34,728)
Short-Term	523,775	1,887,115	1,285,993	9,027	1,108,651	14,477	4,003
Total Return	753,406	477,262	780,349	15,962	402,066	14,732	(8,633)
Total	$5,974,749	$14,096,354	$10,195,878	$654,428	$9,612,291	$303,312	$129,716

AGI Solutions 2020:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$87,191	$34,060	$18,115	$22,399	$95,166	$344	$1,427
AGIC Income & Growth	255,120	74,176	59,255	41,010	256,182	6,032	2,743
AGIC International	80,014	36,636	12,897	(4,236)	96,371	1,822	(852)
AGIC Opportunity	—	171,371	28,030	(10,811)	126,768	—	(5,762)
AGIC Systematic Growth	56,727	8,516	70,820	—	—	540	10,816
NFJ Dividend Value	188,554	179,050	50,072	23,735	322,080	7,166	(316)
NFJ International Value	—	190,441	11,843	(15,853)	161,294	3,484	(1,451)
NFJ Renaissance	—	76,512	13,079	450	63,261	—	(622)
NFJ Small-Cap Value	140,621	22,576	70,143	29,770	100,407	2,510	15,047
RCM Global Commodity Equity	117,716	58,714	45,412	27,587	130,095	—	967
RCM Large-Cap Growth	—	227,185	124,656	805	97,713	—	(5,622)
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	147,508	43,685	84,575	32,974	96,736	2,337	12,678
AGIC U.S. Emerging Growth	71,255	106,440	44,466	7,963	130,407	—	2,700
NFJ Global Dividend Value	157,936	212,679	48,216	(3,289)	304,351	7,138	(3,981)
RCM Disciplined Equity	160,527	187,192	42,387	38,455	304,655	1,194	(3,018)
RCM International Opportunities	116,936	42,884	168,074	—	—	1,378	39,123
PIMCO Funds:
1-5 Year U.S. TIPS Index	—	754,765	—	11,465	766,230	21,359	—
CommoditiesPLUS Strategy	—	268,326	12,164	(40,226)	213,170	22,534	(2,765)
Commodity RealReturn Strategy	168,972	25,859	214,121	—	—	9,068	66,763
Floating Income	180,478	50,932	28,161	(12,830)	188,733	7,882	(385)
Foreign Bond (U.S. Dollar-Hedged)	380,928	62,904	184,124	21,837	252,125	7,209	(2,700)
Income	321,514	52,581	177,513	31,583	190,210	12,759	13,766
International StocksPLUS® TR Strategy (U.S. Hedged)	58,704	12,797	61,812	—	—	12,797	(10,251)
Real Return	1,363,206	630,258	747,034	212,249	1,311,596	49,139	19,364
RealEstateRealReturn Strategy	75,350	10,680	90,637	—	—	5,447	35,332
Short-Term	369,462	679,411	403,743	6,549	637,957	8,186	283
Total Return	673,494	98,436	542,117	10,125	189,647	7,874	19,235
Total	$5,172,213	$4,319,066	$3,353,466	$431,711	$6,035,154	$198,199	$202,519

11.30.11	Allianz Multi-Strategy Funds Annual Report	179

Notes to Financial Statements  (Cont.)

November 30, 2011

AGI Solutions 2030:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$251,307	$84,016	$98,208	$70,610	$220,725	$990	$26,220
AGIC Income & Growth	306,935	79,407	35,819	40,142	329,430	7,886	(499)
AGIC International	141,412	46,927	7,502	(10,123)	165,948	3,220	(1,362)
AGIC Opportunity	64,030	310,471	47,236	(17,654)	294,819	—	(9,084)
AGIC Systematic Growth	196,422	11,621	220,951	—	—	1,871	54,662
NFJ Dividend Value	273,249	125,551	38,216	35,377	369,407	10,222	(2,648)
NFJ International Value	—	409,494	20,002	(36,000)	349,585	7,926	(3,907)
NFJ Renaissance	63,433	13,626	19,720	10,107	60,186	841	315
NFJ Small-Cap Value	259,662	66,760	121,221	66,984	219,440	4,635	16,033
RCM Global Commodity Equity	204,002	88,788	65,465	45,175	226,116	—	3,202
RCM Large-Cap Growth	—	251,357	98,289	(2,569)	146,623	—	(3,876)
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	277,292	58,870	121,626	51,656	200,305	4,394	32,182
AGIC U.S. Emerging Growth	274,382	138,032	241,710	43,743	184,955	—	66,555
NFJ Global Dividend Value	273,258	133,247	38,181	6,300	353,260	11,939	(2,805)
RCM Disciplined Equity	293,977	108,723	36,748	78,456	368,443	2,183	(4,206)
RCM International Opportunities	220,467	160,949	372,744	—	—	2,661	35,846
PIMCO Funds:
1-5 Year U.S. TIPS Index	—	488,368	—	7,724	496,092	14,066	—
CommoditiesPLUS Strategy	—	382,601	30,299	(55,330)	292,492	31,757	(4,481)
Commodity RealReturn Strategy	259,705	38,857	328,639	—	—	13,886	92,573
Emerging Markets Bond	84,215	398	84,389	—	—	448	18,624
Floating Income	220,431	90,054	32,736	(17,005)	256,812	10,874	(2,292)
Foreign Bond (U.S. Dollar-Hedged)	376,815	65,246	213,970	21,497	220,530	6,555	(1,983)
Income	247,242	44,935	139,515	4,404	147,881	10,036	3,624
International StocksPLUS® TR Strategy (U.S. Hedged)	86,179	18,786	90,742	—	—	18,786	(14,213)
Real Return	674,576	405,199	401,097	119,935	721,145	28,667	10,642
RealEstateRealReturn Strategy	111,658	33,434	160,089	—	—	8,567	55,638
Short-Term	373,561	1,130,148	188,511	(9,147)	1,301,866	11,654	(1,126)
Total Return	622,682	71,063	509,272	7,991	147,441	6,538	19,299
Total	$6,156,892	$4,856,928	$3,762,897	$462,273	$7,073,501	$220,602	$382,933

AGI Solutions 2040:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$281,184	$90,409	$108,813	$81,572	$242,185	$1,203	$28,376
AGIC Income & Growth	351,639	94,639	108,707	64,467	318,509	8,067	6,641
AGIC International	182,643	80,849	13,979	(14,723)	228,259	4,159	(1,739)
AGIC Opportunity	76,611	303,881	46,392	(17,842)	301,434	—	(8,164)
AGIC Systematic Growth	210,676	12,062	117,026	36,048	115,930	2,007	28,816
NFJ Dividend Value	355,479	65,325	57,301	51,965	379,829	12,243	38
NFJ International Value	—	457,351	20,014	(43,887)	391,744	9,125	(1,706)
NFJ Renaissance	71,667	17,146	18,224	12,357	74,483	951	344
NFJ Small-Cap Value	314,071	26,606	111,976	81,337	245,608	5,607	33,053
RCM Global Commodity Equity	216,341	42,997	56,940	45,146	201,889	—	5,581
RCM Large-Cap Growth	—	193,264	71,485	(4,388)	116,001	—	(1,390)
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	278,664	41,047	94,009	57,716	209,364	4,416	35,845
AGIC U.S. Emerging Growth	312,333	100,429	267,812	40,730	163,810	—	99,985
NFJ Global Dividend Value	293,758	77,251	27,419	10,229	331,815	12,429	(1,574)
RCM Disciplined Equity	359,787	65,229	50,031	98,754	378,839	2,670	(413)
RCM International Opportunities	245,842	192,721	425,059	—	—	2,979	34,149
PIMCO Funds:
1-5 Year U.S. TIPS Index	—	185,910	—	2,886	188,796	5,328	—
CommoditiesPLUS Strategy	—	485,145	28,669	(77,021)	375,971	42,267	(3,484)
Commodity RealReturn Strategy	315,424	70,479	423,578	—	—	17,206	122,895
Emerging Markets Bond	170,991	20,865	191,418	—	—	979	40,376
Floating Income	263,331	127,382	76,302	(18,185)	290,257	12,696	(4,022)
Foreign Bond (U.S. Dollar-Hedged)	147,399	13,258	156,615	—	—	426	(2,382)
International StocksPLUS® TR Strategy (U.S. Hedged)	94,019	20,495	98,997	—	—	20,495	(14,751)
RealEstateRealReturn Strategy	122,169	84,247	227,960	—	—	10,346	67,978
Short-Term	182,354	838,050	149,476	(5,285)	863,498	6,177	(981)
Total Return	98,830	43,683	134,759	—	—	460	(2,784)
Total	$4,945,212	$3,750,720	$3,082,961	$401,876	$5,418,221	$182,236	$460,687

180	Allianz Multi-Strategy Funds Annual Report	11.30.11

AGI Solutions 2050:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$288,573	$70,088	$83,878	$84,793	$254,129	$1,137	$28,117
AGIC Income & Growth	340,221	88,431	76,601	68,340	330,365	13,257	(1,607)
AGIC International	182,062	108,514	15,360	(16,059)	252,113	4,146	(2,582)
AGIC Opportunity	107,087	291,810	24,325	(20,979)	340,287	—	(3,744)
AGIC Systematic Growth	215,651	15,413	130,533	35,125	110,221	2,054	29,222
NFJ Dividend Value	352,465	82,648	61,078	55,216	388,945	12,548	(2,996)
NFJ International Value	—	453,428	17,168	(42,389)	391,291	9,127	(2,580)
NFJ Renaissance	73,727	14,834	21,141	10,879	69,977	978	630
NFJ Small-Cap Value	315,873	35,252	100,832	88,811	267,345	5,639	26,091
RCM Global Commodity Equity	214,793	54,075	39,841	44,827	224,572	—	1,736
RCM Large-Cap Growth	—	181,913	65,463	(4,263)	110,299	—	(1,888)
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	290,533	50,249	100,725	59,732	223,015	4,604	34,867
AGIC U.S. Emerging Growth	333,826	86,888	271,540	40,708	166,852	—	102,994
NFJ Global Dividend Value	283,415	82,893	20,710	8,225	332,095	12,609	(2,085)
RCM Disciplined Equity	391,067	83,225	90,200	98,678	387,915	2,902	868
RCM International Opportunities	241,094	181,695	409,486	—	—	2,924	35,851
PIMCO Funds:
CommoditiesPLUS Strategy	—	526,410	55,903	(74,934)	385,019	43,993	(10,554)
Commodity RealReturn Strategy	366,514	51,914	460,534	—	—	19,658	139,880
Emerging Markets Bond	184,949	875	185,331	—	—	983	43,653
Floating Income	253,366	133,078	87,512	(17,776)	275,970	12,249	(3,179)
Foreign Bond (U.S. Dollar-Hedged)	104,247	2,295	103,643	—	—	288	(1,913)
International StocksPLUS® TR Strategy (U.S. Hedged)	94,090	20,510	99,072	—	—	20,510	(14,653)
RealEstateRealReturn Strategy	130,220	75,194	228,480	—	—	10,282	69,371
Short-Term	37,093	717,532	107,748	(3,557)	642,366	3,909	(730)
Total	$4,800,866	$3,409,164	$2,857,104	$415,377	$5,152,776	$183,797	$464,769

AGI Solutions Global Allocation:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$10,148,032	$1,987,533	$4,342,975	$1,953,373	$7,258,451	$39,819	$1,066,064
AGIC Income & Growth	13,511,542	1,109,577	6,811,707	1,064,949	7,571,983	223,551	771,579
AGIC International	8,499,585	1,770,499	924,369	241,670	8,633,917	193,539	(85,897)
AGIC Opportunity	5,463,751	4,424,868	1,978,494	1,685,514	7,433,793	—	(210,620)
AGIC Systematic Growth	2,296,875	150,995	404,714	593,926	2,166,343	21,880	54,512
NFJ Dividend Value	5,282,224	1,269,050	1,350,915	411,420	5,459,330	183,843	(6,685)
NFJ International Value	—	17,474,837	1,636,363	(1,505,524)	14,121,571	349,051	(211,379)
NFJ Large-Cap Value	6,584,097	442,223	3,039,267	797,914	4,340,098	139,133	501,699
NFJ Renaissance	4,739,720	187,880	2,485,825	1,001,365	2,678,797	62,875	845,805
NFJ Small-Cap Value	7,237,959	443,983	2,087,260	2,232,896	6,013,123	129,013	354,370
RCM Global Commodity Equity	9,766,587	2,666,217	3,810,669	1,666,322	8,724,654	—	334,978
RCM Large-Cap Growth	10,381,897	1,166,253	4,297,292	1,483,335	7,496,097	33,817	610,610
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	11,587,301	1,389,862	5,521,684	1,949,590	7,081,374	183,307	1,560,102
AGIC U.S. Emerging Growth	8,521,701	3,350,887	4,659,503	1,883,844	7,648,836	—	447,230
NFJ Global Dividend Value	10,249,921	1,807,212	1,942,346	352,160	9,787,057	395,933	(35,587)
RCM Disciplined Equity	8,748,041	1,060,402	1,200,518	1,831,806	8,710,241	64,917	(27,348)
RCM International Opportunities	8,171,526	8,408,902	15,998,084	—	—	99,502	741,783
PIMCO Funds:
0-5 Year High Yield Corporate Bond Index Fund	—	324,620	—	2,358	326,978	3,226	—
1-5 Year U.S. TIPS Index	—	24,847,194	3,689,912	148,935	21,284,459	458,758	(21,758)
CommoditiesPLUS Strategy	—	4,561,346	325,143	(741,457)	3,456,973	410,957	(37,773)
Commodity RealReturn Strategy	7,289,141	532,404	8,420,833	—	—	268,909	2,100,341
Emerging Markets Bond	4,295,016	20,323	4,303,877	—	—	22,824	739,277
Floating Income	7,391,805	4,402,344	1,292,695	(760,963)	9,580,005	449,943	(103,044)
Foreign Bond (U.S. Dollar-Hedged)	13,497,956	1,978,156	6,896,277	706,106	8,340,909	276,398	66,720
Income	—	9,718,441	2,305,040	(58,766)	7,371,833	423,608	17,198
International StocksPLUS® TR Strategy (U.S. Hedged)	3,271,848	713,211	3,445,084	—	—	713,211	(543,204)
Real Return	17,081,529	2,273,053	19,464,773	—	—	364,061	2,366,259
RealEstateRealReturn Strategy	3,620,554	294,251	4,080,506	—	—	259,252	1,537,669
Short-Term	4,346,801	40,442,103	11,145,233	(234,520)	33,308,970	300,431	(84,092)
Total Return	26,625,280	4,335,441	22,102,365	461,078	7,295,261	340,634	932,672
Total	$218,610,689	$143,554,067	$149,963,723	$17,167,331	$206,091,053	$6,412,392	$13,681,481

11.30.11	Allianz Multi-Strategy Funds Annual Report	181

Notes to Financial Statements  (Cont.)

November 30, 2011

AGI Solutions Global Growth Allocation:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$320,261	$346,309	$268,605	$95,440	$358,901	$1,365	$(3,690)
AGIC Income & Growth	418,840	323,657	391,182	52,712	321,912	9,606	(10,051)
AGIC International	217,408	378,693	179,779	(30,110)	363,685	5,292	(17,905)
AGIC Opportunity	120,295	605,117	223,829	(22,901)	431,779	—	(36,080)
AGIC Systematic Growth	237,800	132,425	232,281	45,306	147,767	2,421	17,107
NFJ Dividend Value	434,768	416,019	341,955	94,293	513,434	19,671	(19,079)
NFJ International Value	—	980,042	300,761	(64,662)	587,403	17,612	(27,216)
NFJ Renaissance	88,069	129,741	113,760	14,074	105,561	1,247	(3,194)
NFJ Small-Cap Value	369,268	265,238	274,940	127,160	376,665	6,911	(3,674)
RCM Global Commodity Equity	270,937	321,765	244,197	60,530	330,749	—	(17,904)
RCM Large-Cap Growth	—	420,684	142,008	(9,678)	258,768	—	(10,230)
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	319,723	315,466	225,016	82,577	360,609	5,358	(13,406)
AGIC U.S. Emerging Growth	366,929	291,688	451,308	91,767	223,658	—	49,804
NFJ Global Dividend Value	361,672	469,545	273,378	2,944	511,509	25,507	(27,193)
RCM Disciplined Equity	469,072	433,775	373,896	93,831	513,820	3,712	(23,801)
RCM International Opportunities	313,506	646,559	931,551	—	—	4,102	29,446
PIMCO Funds:
CommoditiesPLUS Strategy	—	406,505	133,311	(40,115)	214,388	31,295	(18,691)
Commodity RealReturn Strategy	422,109	227,225	688,056	—	—	20,170	143,388
Emerging Markets Bond	203,187	63,108	266,437	—	—	1,263	35,165
Floating Income	302,946	538,241	365,308	(27,763)	425,766	23,834	(20,586)
Foreign Bond (U.S. Dollar-Hedged)	117,268	37,623	151,987	—	—	376	(1,846)
International StocksPLUS® TR Strategy (U.S. Hedged)	155,676	84,182	206,172	—	—	42,682	(32,063)
RealEstateRealReturn Strategy	152,285	141,403	314,050	—	—	14,854	76,138
Short-Term	—	1,103,889	325,229	(4,258)	772,985	4,810	(1,416)
Total Return	58,574	42,824	95,968	—	—	320	(2,914)
Total	$5,720,593	$9,121,723	$7,514,964	$561,147	$6,819,359	$242,408	$60,109

AGI Solutions Retirement Income:

	Market Value 11/30/2010	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 11/30/2011	Dividend Income	Net Realized Gain (Loss)
Allianz Funds:
AGIC Emerging Markets Opportunities	$56,332	$122,035	$43,536	$184	$122,726	$222	$1,129
AGIC Income & Growth	286,552	491,912	133,880	39,615	613,325	11,619	9,029
AGIC International	67,228	193,659	68,114	(5,550)	177,860	1,531	6,181
AGIC Opportunity	—	355,696	102,128	(3,198)	231,625	—	18,745
NFJ Dividend Value	177,345	634,064	197,703	36,336	623,707	10,697	14,124
NFJ International Value	—	425,218	82,972	(15,392)	316,457	5,238	10,397
NFJ Renaissance	—	34,737	18,056	1,578	18,963	—	(704)
NFJ Small-Cap Value	140,301	156,849	82,005	37,457	224,668	2,505	(4,568)
RCM Global Commodity Equity	119,907	346,361	153,219	25,530	306,714	—	9,559
RCM Large-Cap Growth	—	609,685	379,835	18,601	227,741	—	20,711
Allianz Funds Multi-Strategy Trust:
AGIC International Growth Opportunities	98,722	131,606	144,056	16,954	72,835	1,564	2,897
AGIC U.S. Emerging Growth	59,382	345,960	162,834	10,530	235,798	—	5,886
NFJ Global Dividend Value	132,450	528,035	171,134	7,202	470,431	8,378	17,476
RCM Disciplined Equity	139,789	570,628	181,753	50,555	535,239	1,044	15,256
RCM International Opportunities	120,150	200,106	328,370	—	—	1,448	(29,498)
PIMCO Funds:
1-5 Year U.S. TIPS Index	—	2,146,928	—	19,802	2,166,731	44,416
CommoditiesPLUS Strategy	—	304,778	36,316	(30,733)	232,105	19,418	5,623
Commodity RealReturn Strategy	113,621	61,234	188,247	—	—	6,113	(37,803)
Floating Income	99,679	182,028	37,886	(13,113)	227,589	6,948	2,410
Foreign Bond (U.S. Dollar-Hedged)	554,793	437,084	357,491	18,123	623,279	12,905	6,511
Income	547,407	472,615	370,752	45,091	629,872	28,801	(17,659)
International StocksPLUS® TR Strategy (U.S. Hedged)	74,850	16,316	78,827	—	—	16,316	11,869
Real Return	2,292,027	4,408,594	2,703,828	404,624	4,157,040	103,018	(3,514)
RealEstateRealReturn Strategy	75,600	23,185	107,232	—	—	5,691	(28,994)
Short-Term	691,338	2,363,498	1,110,639	7,646	1,922,549	17,495	3,875
Total Return	802,438	519,623	642,867	12,226	624,752	16,286	(2,038)
Total	$6,649,911	$16,082,434	$7,883,680	$684,068	$14,762,006	$321,653	$36,900

182	Allianz Multi-Strategy Funds Annual Report	11.30.11

12.	FUND EVENTS

a. Allianz AGIC International Growth Fund

Prior to the opening of business on March 22, 2010, the Allianz AGIC International Growth Fund (the “Allianz Fund”) acquired all assets and liabilities of the Nicholas-Applegate International Growth Fund (the “NACM Fund”). The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,538,266 Class I shares and 10,027,746 Class II shares of the NACM Fund, valued at $99,372,339 in total, for 4,236,267 and 16,688,627 shares, respectively, of the Institutional Class shares of the Allianz Fund. The investment portfolio of the NACM Fund, with a fair value of $101,198,651 and identified cost of $91,475,364 at March 19, 2010, was the principal asset acquired by the Allianz Fund. For financial reporting purposes, assets received and shares issued by the Allianz Fund were recorded at fair value; however, the cost basis of the investments received from the NACM Fund was carried forward to align ongoing reporting of the Allianz Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the acquisition, the Allianz Fund’s net assets were $4,236,652. The NACM Fund’s unrealized appreciation at acquisition date was $9,724,720.

Assuming the acquisition had been completed on December 1, 2009, the beginning of the annual reporting period of the Allianz Fund, the Allianz Fund’s pro forma results of operations for the year ended November 30, 2010, would have been as follows:

Net investment income	$925,090	*
Net gain on investments and foreign currency transactions	$7,395,021	**
Net increase in net assets resulting from operations	$8,320,111

*	$841,001 as reported, plus $74,593 of the NACM Fund premerger, plus $9,496 of pro-forma expense adjustments.
**	$2,457,774 as reported, plus $4,937,247 of the NACM Fund premerger.

Because both the Allianz Fund and the NACM Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the NACM Fund that have been included in the Allianz Fund’s Statement of Operations since March 22, 2010.

See Note 9 in the Notes to Financial Statements for the changes in shares outstanding for the Allianz Fund during the year ended November 30, 2010.

b. Allianz AGIC Convertible Fund

On May 24, 2010, the Board of Trustees of the Trust approved a series of share class authorization, reclassification and conversion transactions relating to Class P and Institutional Class shares of Allianz AGIC Convertible Fund. Effective June 4, 2010, the Fund launched “Class P-1” shares. At the close of business on June 7, 2010, 1,168,070 Class P shares in the amount of $28,057,731 held in accounts on platforms maintained by third-party service organizations (i.e., not including Class P shares of the Fund held in accounts serviced by the Fund’s investment manager or distributor) automatically converted into shares of the new Class P-1 of the Fund. Class P-1 shares had the same shareholders’ rights and privileges with respect to exchanges, purchases, redemptions, distributions and other actions, and charged the same annual fund operating expenses, as those for Class P shareholders of the Fund. The Trust adopted an Administrative Services Plan for Class P-1 shares, which, similar to the Trust’s Administrative Services Plan for Class P shares, permitted the Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Class P-1 shares, for the provision of certain administrative, recordkeeping and other services to Class P-1 shareholders.

3,252,668 Class P shares in the amount of $78,131,128 held in accounts serviced by the Fund’s investment manager or distributor were reclassified as “Institutional-1 Class” shares of the Fund immediately after the close of business on June 7, 2010. Simultaneously, the estimated annual fund operating expenses, after applying expense reductions pursuant to the Trust’s Expense Limitation Agreement, that are applicable to Institutional-1 Class shares of the Fund were lowered by 0.10%, from 0.82% to 0.72%, to reflect the termination of the Trust’s Administrative Services Plan for Class P shares. The resulting net expense ratio was expected to match the “Total Annual Fund Operating Expenses After Expense Reductions” of Institutional Class shares of the Fund as stated in the applicable Prospectus.

At the close of business on June 7, 2010, Institutional Class shares of the Fund ceased to be available for purchase, or for exchanges by shareholders of other series of the Trust and series of Allianz Funds, PIMCO Funds and PIMCO Equity Series. At the close of business on June 10, 2010, 12,628,062 Institutional Class shares in the amount of $310,463,436 automatically converted into Institutional-1 Class shares of the Fund.

At the close of business on June 14, 2010, Institutional-1 Class shares of the Fund were reclassified as Institutional Class shares of the Fund, and Class P-1 shares of the Fund were reclassified as Class P shares of the Fund. The Fund ceased to have any Institutional-1 Class shares or Class P-1 shares authorized or outstanding.

c. Fund Name Changes

On April 1, 2011, the following fund names were changed:

Former Name	Current Name
Allianz AGIC Emerging Growth Fund	Allianz AGIC U.S. Emerging Growth Fund
Allianz Global Investors Solutions Core Allocation Fund	Allianz Global Investors Solutions Global Allocation Fund
Allianz Global Investors Solutions Growth Allocation Fund	Allianz Global Investors Solutions Global Growth Allocation Fund

d. Sub-Adviser Change

On May 31, 2011, the merger of Allianz Global Investors Advisory GmbH (“AGIA”) into AGI Europe was finalized. AGI Europe succeeded to the advisory business of AGIA, including as portfolio manager of RCM All Horizons, RCM Global EcoTrendsSM, RCM Global Water and RCM International Opportunities. Upon completion of the merger, the portfolio management agreements in effect between RCM and AGIA became contracts of AGI Europe by operation of law.

e. New Funds

The following Funds commenced operations as a series of the Trust:

Commencement Date	Fund Name
December 27, 2010	Allianz AGIC Focused Opportunity Fund
December 27, 2010	Allianz RCM Redwood Fund
March 31, 2011	Allianz RCM All Alpha Fund
September 8, 2011	Allianz F&T Behavioral Advantage Large Cap Fund
October 3, 2011	Allianz RCM Short Duration High Income Fund

f. Liquidated Funds

On November 15, 2011, Allianz RCM All Horizons Fund, Allianz AGIC Small to Mid Cap Growth Fund and Allianz RCM International Opportunities Fund liquidated as series of the Trust.

11.30.11	Allianz Multi-Strategy Funds Annual Report	183

Notes to Financial Statements  (Cont.)

November 30, 2011

13.	SUBSEQUENT EVENTS

The following new funds commenced operations as series of the Trust:

Commencement Date	Fund Name
December 1, 2011	Allianz NFJ International Value II Fund (“NFJ International Value II”)
December 19, 2011	Allianz AGIC Global Managed Volatility Fund (“AGIC Global Managed Volatility”)
December 19, 2011	Allianz Global Investors Solutions 2025 Fund (“AGI Solutions 2025”)
December 19, 2011	Allianz Global Investors Solutions 2035 Fund (“AGI Solutions 2035”)
December 19, 2011	Allianz Global Investors Solutions 2045 Fund (“AGI Solutions 2045”)
December 19, 2011	Allianz Global Investors Solutions 2055 Fund (“AGI Solutions 2055”)

The investment objective of NFJ International Value II and AGIC Global Managed Volatility is to seek long-term capital appreciation. AGI Solutions 2025, AGI Solutions 2035, AGI Solutions 2045 and AGI Solutions 2055 seek capital growth and preservation consistent with its asset allocation as the target date in each Fund’s name approaches, and thereafter current income, and, secondarily, capital appreciation.

On December 14, 2011, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization pursuant to which the Allianz RCM

Global EcoTrendsSM Fund (the “Acquired Fund”) would be reorganized with and into another existing series of the Trust, the Allianz RCM Global Water Fund (the “Acquiring Fund”, together with the Acquired Fund, “Funds”) (the “Reorganization”). The closing date of the Reorganization is expected to be on or about February 24, 2012, although the Reorganization may be delayed.

On December 19, 2011, Allianz AGIC Micro Cap Fund and Allianz AGIC Ultra Micro Cap Fund began offering Class A shares.

On December 15, 2011, the following Funds declared short-term and/or long-term capital gain distributions to shareholders, payable December 15, 2011 to shareholders of record on December 14, 2011:

Fund Name	Short-Term Capital Gains	Long-Term Capital Gains
AGIC Convertible	$0.16083	$1.41262
AGIC Focused Opportunity	1.00466	N/A
AGIC High Yield Bond	N/A	0.13456
AGIC Micro Cap	N/A	1.95722
AGIC Ultra Micro Cap	N/A	0.22736
AGIC U.S. Emerging Growth	N/A	0.98927
NFJ Global Dividend Value	0.00386	0.29714
RCM All Alpha	1.04359	N/A
RCM China Equity	1.00045	0.19739
RCM Disciplined Equity	0.05738	0.17062

On December 22, 2011, the following Funds declared net investment income dividends to shareholders, payable December 22, 2011 to shareholders of record on December 21, 2011:

Fund Name	Class A	Class C	Class D	Class R	Institutional Class	Administrative Class	Class P
AGIC Convertible	$0.36127	$0.31524	$0.36185	$0.35158	$0.38221	$0.36508	$0.36990
AGIC High Yield Bond	0.06060	0.05479	0.06041	0.05846	0.06250	0.06044	0.06176
F&T Behavioral Advantage Large Cap	0.05904	0.02280	0.05905	N/A	0.07103	N/A	0.06591
NFJ Global Dividend Value	0.03294	0.00703	0.00002	N/A	0.04111	N/A	0.04001
RCM China Equity	0.09776	0.00037	0.00003	N/A	0.21238	N/A	0.20578
RCM Disciplined Equity	0.15104	0.01793	0.00017	N/A	0.17997	N/A	0.15201
RCM Global Water	0.05303	0.00001	0.03935	N/A	0.07469	N/A	0.06547
RCM Short Duration High Income	0.07346	0.06947	0.07164	N/A	0.07439	N/A	0.07433

On December 29, 2011, the following Funds declared net investment income dividends and/or short-term and long-term capital gain distributions to shareholders, payable December 29, 2011 to shareholders of record on December 28, 2011:

Fund Name	Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class	Class P	Short-Term Capital Gains	Long-Term Capital Gains
AGI Solutions 2015	$0.70481	N/A	$0.58279	$0.70552	$0.66061	$0.76895	$0.71662	$0.75074	$0.05344	$0.33892
AGI Solutions 2020	0.69798	N/A	0.59651	0.67702	0.63662	0.74703	0.69309	0.73345	0.04145	0.70847
AGI Solutions 2030	0.69818	N/A	0.53851	0.68850	0.63732	0.75480	0.69779	0.73682	0.14285	0.97055
AGI Solutions 2040	0.68940	N/A	0.56105	0.67917	0.63194	0.75176	0.69350	0.73097	0.08862	1.54945
AGI Solutions 2050	0.75942	N/A	0.59137	0.73094	0.68389	0.80545	0.74638	0.78397	0.07092	1.60869
AGI Solutions Global Allocation	0.11725	$0.10347	0.09831	0.11506	0.11130	0.12183	0.11530	0.10478	N/A	N/A
AGI Solutions Global Growth Allocation	0.58953	N/A	0.50907	0.68737	0.67588	0.74696	0.69309	0.72490	N/A	0.17969
AGI Solutions Retirement Income	0.23854	N/A	0.20924	0.23146	0.22049	0.25503	0.23935	0.25059	0.05520	0.12622

Effective December 31, 2011, Allianz Global Investors of America L.P. changed its name to Allianz Asset Management of America L.P.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

184	Allianz Multi-Strategy Funds Annual Report	11.30.11

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Allianz Funds Multi-Strategy Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AGI Solutions 2015 Fund, AGI Solutions 2020 Fund, AGI Solutions 2030 Fund, AGI Solutions 2040 Fund, AGI Solutions 2050 Fund, AGI Solutions Global Allocation Fund, AGI Solutions Global Growth Allocation Fund, AGI Solutions Retirement Income Fund, Allianz AGIC Convertible Fund, Allianz AGIC Focused Opportunity Fund, Allianz AGIC High Yield Bond Fund, Allianz AGIC International Growth Fund, Allianz AGIC International Growth Opportunities Fund, Allianz AGIC Micro Cap Fund, Allianz AGIC Ultra Micro Cap Fund, Allianz AGIC U.S. Emerging Growth Fund, Allianz F&T Behavioral Advantage Large Cap Fund, Allianz NFJ Global Dividend Value Fund, Allianz RCM All Alpha Fund, Allianz RCM China Equity Fund, Allianz RCM Disciplined Equity Fund, Allianz RCM Global EcoTrendsSM Fund, Allianz RCM Global Water Fund, Allianz RCM Redwood Fund and Allianz RCM Short Duration High Income Fund, each a fund of the Allianz Funds Multi-Strategy Trust (hereafter referred to as the “Funds”) at November 30, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 26, 2012

11.30.11	Allianz Multi-Strategy Funds Annual Report	185

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment management agreement or sub-advisory agreement for a Fund and annually approve the continuation of (i) the Trust’s Amended and Restated Investment Management Agreement on behalf of each Fund with Allianz Global Investors Fund Management LLC (the “Investment Manager”), (ii) the Sub-Advisory Agreements between the Investment Manager and the particular sub-adviser for each Fund, and (iii) the Portfolio Management Agreements between RCM Capital Management LLC (“RCM”) and each of Allianz Global Investors Europe Holding GmbH (“AGIE”), RCM Asia Pacific Limited (“RCM AP”) and Caywood-Scholl Capital Management LLC (“Caywood-Scholl”) for certain Funds in the Trust. The Amended and Restated Investment Management Agreement, the Sub-Advisory Agreements and the Portfolio Management Agreements are collectively referred to herein as the “Agreements”. The Sub-Advisers for the Funds appearing in this report include Allianz Global Investors Solutions LLC (“AGIS”), Allianz Global Investors Capital LLC (“AGIC”), Fuller & Thaler Asset Management, Inc. (“Fuller &Thaler”), NFJ Investment Group LLC (“NFJ”), RCM, AGIE, RCM AP and Caywood-Scholl.

The new agreements approved during the period covered by this report relate to the organization of Allianz AGIC Focused Opportunity Fund (“AGIC Focused Opportunity”), Allianz RCM All Alpha Fund (“RCM All Alpha”), Allianz F&T Behavioral Advantage Large Cap Fund (“F&T Fund”), Allianz RCM Short Duration High Income Fund (“RCM Short Duration”) and Allianz NFJ International Value II Fund (“NFJ Fund” and together with AGIC Focused Opportunity, RCM All Alpha, F&T Fund and RCM Short Duration, the “New Funds”). At an in-person meeting held on December 15, 2010, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Agreements with respect to AGIC Focused Opportunity, a new series of the Trust, which commenced operations on December 27, 2010. On March 7-8, 2011, at an in-person meeting, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Agreements with respect to RCM All Alpha, a new series of the Trust, which commenced operations on March 31, 2011. On June 14-15, 2011, at an in-person meeting, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Agreements with respect to F&T Fund, a new series of the Trust, which commenced operations on September 8, 2011. On September 19-20, 2011, at an in-person meeting, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Agreements with respect to RCM Short Duration and NFJ Fund, new series of the Trust, which commenced operations on October 3, 2011 and December 1, 2011, respectively.

At the in-person meeting held on March 7-8, 2011, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period with respect to the Allianz Global Investors Solutions 2015 Fund, Allianz Global Investors Solutions 2020 Fund, Allianz Global Investors Solutions 2030 Fund, Allianz Global Investors Solutions 2040 Fund, Allianz Global Investors Solutions 2050 Fund, Allianz Global Investors Solutions Retirement Income Fund, Allianz Global Investors Solutions Global Allocation Fund (formerly, Allianz Global Investors Solutions Core Allocation Fund), Allianz Global Investors Solutions Global Growth Allocation Fund (formerly, Allianz Global Investors Solutions Growth Allocation Fund), Allianz AGIC International Growth Fund, Allianz NFJ Global Dividend Value Fund, Allianz RCM Global EcoTrendsSM Fund, Allianz RCM Global Water Fund, Allianz RCM All Horizons Fund*, Allianz RCM Disciplined Equity Fund and Allianz RCM International Opportunities Fund* (the “Renewal Funds” and together with the New Funds, the “Funds”).

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

The Independent Trustees were assisted in their evaluation of the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, extent and quality of the various investment management, administrative and other services to be performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Lipper, Inc. (“Lipper”) for all Funds except RCM All Alpha, F&T Fund, RCM Short Duration and NFJ Fund for which the peer group data was provided by Morningstar Direct (“Morningstar”), on the investment performance of a group of funds with substantially similar investment classifications and/or objectives comparable to those of the Funds identified by Lipper or Morningstar, as applicable, and the performance of applicable benchmark indices and on the total return investment performance (based on net assets) of the Renewal Funds for various time periods; (ii) information on the New Funds’ management fees and other anticipated expenses and on the Renewal Funds’ management fees and other expenses and information provided by Lipper or Morningstar, as applicable, on the management fees and other expenses of comparable funds identified by Lipper or Morningstar, as applicable, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate accounts and other clients, (iv) an estimate of the profitability to the Investment Manager and its affiliates from their relationship with the New Funds and the estimated profitability to the Investment Manager from its relationship with the Renewal Funds for the twelve months ended November 30, 2010; (v) descriptions of various functions to be performed by the Investment Manager, and the Sub-Advisers for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Funds. The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account in their review those interests of each series of the Trust that were in common.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Advisers to provide high-quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision making processes of the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Advisers;

*	These Funds were liquidated on November 15, 2011.

186	Allianz Multi-Strategy Funds Annual Report	11.30.11

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements  (Cont.)

(Unaudited)

and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Advisers’ services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Funds; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to the New Funds and is responsible for providing to the Renewal Funds; and conditions that might affect the ability of the Investment Manager or the Sub-Advisers to provide high-quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well-suited to each Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Advisers would be able to meet and/or continue to meet any reasonably foreseeable obligations under each Agreement.

In assessing the reasonableness of the Funds’ fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the expected and/or actual total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios of comparable funds identified by Lipper or Morningstar, as applicable. The Trustees also noted the management fee waiver agreement and expense limitation agreements for the Funds that cap expenses.

In comparing the Funds to their respective Lipper or Morningstar, as applicable, peers with respect to expenses, the Trustees noted that the Funds were not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many peer funds in the Lipper or Morningstar, as applicable, categories have separate advisory and administration agreements with separate fees. Therefore, the Trustees, at the recommendation of the Investment Manager, also considered the expected total expense ratio of each New Fund and estimated total expense ratios of the Renewal Funds compared to the total expenses of the peer funds, recognizing that the fees for management and administrative services and other non-management fees would be subsumed within the total expense ratio.

Because the New Funds had not yet commenced operations, the Trustees did not have investment performance to compare to each New Fund’s respective peer group’s returns.

To the extent possible, the Trustees considered each Fund’s management fee charged by the Investment Manager and respective

Sub-Adviser to other clients, including traditional domestic funds relative to international funds and sector funds. The Trustees noted that the management fee to be paid by the New Funds was generally in line with the fees paid by other institutional funds managed by AGIC, RCM, Fuller &Thaler and NFJ, respectively. The Trustees also considered the estimate of the profitability of the Investment Manager and its affiliates from their investment management relationship with the New Funds. Additionally, the Trustees considered the estimated profitability of the Investment Manager from its relationship with each Renewal Fund and determined that such profitability did not appear to be excessive. The Trustees also took into account that, as open-end investment companies, the Funds intend to raise additional assets, so as the assets of the Funds grow over time, the Funds could gain potential economies of scale by having their expenses spread over an increasing asset base, thus potentially lowering the total fund expenses as a percentage of fund assets. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Advisers and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Advisers to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Advisers’ responses and efforts to continue to improve the Renewal Funds’ investment performance. The Trustees also considered the management fees charged by the Sub-Advisers to other clients, traditional domestic funds relative to international funds and sector funds and, where applicable, fees charged by the Sub-Advisers to institutional and separate account clients with investment strategies similar to those of the Renewal Funds. Regarding the institutional separate accounts, the Trustees noted that the management fees paid by the Renewal Funds are either in line with or slightly higher than the fees paid by these clients of the Sub-Advisers, but were advised that the administrative burdens for the Investment Manager and the Sub-Advisers with respect to the Renewal Funds were relatively higher, due in part to the more extensive regulatory regime to which the Renewal Funds are subject in comparison to institutional separate accounts. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided by the Investment Manager or Sub-Advisers, as the case may be.

11.30.11	Allianz Multi-Strategy Funds Annual Report	187

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code, shareholders must be notified within 60 days of the Funds’ fiscal year end November 30, 2011 regarding certain tax attributes of distributions made by each Fund.

During the year ended November 30, 2011, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

15% Long-Term Capital Gain
AGI Solutions 2015	$53,607
AGI Solutions 2020	65,665
AGI Solutions 2030	102,253
AGI Solutions 2040	198,732
AGI Solutions 2050	181,890
AGI Solutions Global Growth Allocation	113,562
AGI Solutions Retirement Income	45,604
AGIC High Yield Bond	39,661
AGIC Micro Cap	4,875,481
AGIC Ultra Micro Cap	276,082
NFJ Global Dividend Value	127,960
RCM Disciplined Equity	136,173

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages or ordinary dividends paid during the fiscal year ended November 30, 2011, are designated as “qualified dividend income”:

AGI Solutions 2015	10%
AGI Solutions 2020	11%
AGI Solutions 2030	19%
AGI Solutions 2040	27%
AGI Solutions 2050	28%
AGI Solutions Global Allocation	33%
AGI Solutions Global Growth Allocation	44%
AGI Solutions Retirement Income	10%
AGIC Convertible	17%
AGIC Focused Opportunity	0%
AGIC High Yield Bond	0%
AGIC International Growth	100%
AGIC International Growth Opportunities	100%
AGIC Micro Cap	0%
AGIC Ultra Micro Cap	0%
AGIC U.S. Emerging Growth	0%
F&T Behavioral Advantage Large Cap	0%
NFJ Global Dividend Value	87%
RCM All Alpha	0%
RCM China Equity	39%
RCM Disciplined Equity	100%
RCM Global EcoTrendsSM	0%
RCM Global Water	100%
RCM Redwood	0%
RCM Short Duration High Income	0%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended November 30, 2011, that qualify for the corporate dividend received deduction is set forth below:

AGI Solutions 2015	0%
AGI Solutions 2020	0%
AGI Solutions 2030	0%
AGI Solutions 2040	0%
AGI Solutions 2050	0%
AGI Solutions Global Allocation	0%
AGI Solutions Global Growth Allocation	0%
AGI Solutions Retirement Income	0%
AGIC Convertible	16%
AGIC Focused Opportunity	0%
AGIC High Yield Bond	0%
AGIC International Growth	0%
AGIC International Growth Opportunities	0%
AGIC Micro Cap	0%
AGIC Ultra Micro Cap	0%
AGIC U.S. Emerging Growth	0%
F&T Behavioral Advantage Large Cap	0%
NFJ Global Dividend Value	25%
RCM All Alpha	0%
RCM China Equity	0%
RCM Disciplined Equity	100%
RCM Global EcoTrendsSM	0%
RCM Global Water	100%
RCM Redwood	0%
RCM Short Duration High Income	0%

188	Allianz Multi-Strategy Funds Annual Report	11.30.11

Foreign Tax Credit  The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on November 30, 2011 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends per share	Foreign Tax	Foreign Tax per share
AGIC International Growth	$2,648,405	$0.124031	$194,975	$0.009131
AGIC International Growth Opportunities	3,445,518	0.781010	158,902	0.036019
NFJ Global Dividend Value	1,053,147	0.625206	69,300	0.041140
RCM China Equity	132,694	0.492688	8,361	0.031046
RCM Global EcoTrendsSM	674,784	0.245867	82,191	0.029947
RCM Global Water	1,280,329	0.168227	89,041	0.011699

The following Funds had elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on November 30, 2010 are as follows:

	Gross Foreign Dividends	Gross Foreign Dividends per share	Foreign Tax	Foreign Tax per share
AGIC International Growth	$1,673,144	$0.11355	$132,147	$0.00897
AGIC International Growth Opportunities	2,384,512	0.61128	112,696	0.02889
NFJ Global Dividend Value	188,858	0.36621	12,597	0.02443
RCM China Equity	27,809	0.12916	1,477	0.00686
RCM Global EcoTrendsSM	896,477	0.20435	81,603	0.01860
RCM Global Water	1,048,330	0.14970	83,851	0.01197

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of dividends and distributions received during the calendar year 2011. The amount that will be reported will be the amount to use on your 2011 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended November 30, 2011. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

11.30.11	Allianz Multi-Strategy Funds Annual Report	189

Privacy Policy

(Unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products, and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

190	Allianz Multi-Strategy Funds Annual Report	11.30.11

Allianz Funds Multi-Strategy Trust—Board of Trustees

(Unaudited)

Name, Date of Birth, Position(s) Held with Trust, Length of Service, Other
Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2008

Trustee since: 2008

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica(1) Date of Birth: 9/27/21 Trustee since: 2008 Trustee/Director of 58 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Retired, Formerly, Director, Student Loan Finance Corp., Education Loans, Inc.,

Goal Funding, Inc., Goal Funding II, Inc., and Surety Loan Fund, Inc.,

Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC &

Wynstone Fund LLC.

Bradford K. Gallagher

Date of Birth: 2/28/44

Trustee since: 2010

Trustee/Director of 58 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995).

James A. Jacobson Date of Birth: 2/3/45 Trustee since: 2009 Trustee/Director of 58 funds in Fund Complex Trustee/Director of 16 funds in the Alpine Mutual Funds Complex	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

John C. Maney† Date of Birth: 8/3/59 Trustee since: 2008 Trustee/Director of 80 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. since January 2005 and also Chief Operating Officer of Allianz Asset Management of America L.P. since November 2006.

William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2008 Trustee/Director of 58 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport Date of Birth: 3/13/53 Trustee since: 2010 Trustee/Director of 58 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

Deborah A. Zoullas(2) Date of Birth: 11/13/52 Trustee since: 2011 Trustee/Director of 58 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager, and various affiliated entities.
(1)	Retired effective December 31, 2011.
(2)	Appointed by the Board of Trustees effective June 14, 2011.

11.30.11	Allianz Multi-Strategy Funds Annual Report	191

Allianz Funds Multi-Strategy Trust—Officers

(Unaudited)

Name, Date of Birth, Position(s) Held with Trust.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President since: 2008	Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial & Accounting Officer since: 2011	Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2008	Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Asset Management of America L.P; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2008	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2008	Senior Vice President, Chief Compliance Officer, Allianz Asset Management of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex; and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2008	Vice President, Allianz Asset Management of America L.P.; Assistant Secretary of 80 funds in the Fund Complex; and of The Korea Fund, Inc.

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2008	Senior Vice President, Allianz Asset Management of America L.P. Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 53 funds in the Fund Complex.

Officers	hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal

192	Allianz Multi-Strategy Funds Annual Report	11.30.11

Allianz Funds Multi-Strategy Trust

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Paul Belica

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Deborah A. Zoullas

Officers

Brian S. Shlissel

President

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Richard H. Kirk

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors Capital LLC

600 West Broadway, 30th Floor

San Diego, CA 92101

Allianz Global Investors Europe GmbH

Mainzer Lanstrasse 11-13

Frankfurt-am-Main, Germany

Allianz Global Investors Solutions LLC

600 West Broadway

San Diego, CA 92101

Caywood-Scholl Capital Management LLC

4250 Executive Square, Suite 400

La Jolla, CA 92037

Fuller & Thaler Asset Management, Inc.

411 Borel Avenue, Suite 300

San Mateo, CA 94402

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

RCM Asia Pacific Limited

21st Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class B, Class C, Class D and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class and Administrative Class shares)

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 426-0107 for Class A, B, C, D and R shares or (800) 498-5413 for Class P, Institutional Class and Administrative Class shares. Telephone representatives are available Monday-Friday 8:30 am to 8:00 pm Eastern Time. Or visit our website, www.allianzinvestors.com.

Allianz Global Investors is a pre-eminent global asset management group committed to helping clients achieve sustainable success. We draw on the intellectual capital of our diverse family of investment managers—each with its own distinctive philosophy and culture—to provide clients with a choice of innovative investment solutions. We are part of the Allianz Group, one of the world’s leading integrated financial services providers.

For more information about any of our investment solutions or client services, call your financial advisor or visit www.allianzinvestors.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-800-988-8380 (retail classes: A, B, C, D & R) or 1-800-498-5413 (Class P, Institutional and Administrative classes). Please read the prospectus carefully before you invest or send money.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2012. For information about any product, contact your financial advisor.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ750AR_113011

AGI-2011-12-12-2389

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item. Effective December 31, 2011, Paul Belica retired from the Trust’s Board.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $478,000 in 2010 and $505,050 in 2011.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2010 and $0 in 2011.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $237,500 in 2010 and $298,400 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Funds Multi-Strategy Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable.

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $3,410,410 and the 2011 Reporting Period was $3,565,283.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.302 CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds Multi-Strategy Trust

By	/s/ Brian S. Shlissel
President

Date: February 3, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President

Date: February 3, 2012

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: February 3, 2012